UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

PennMutual

Annual Reports
December 31, 2013

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks recorded stellar gains in the fourth quarter, bringing most major indexes to record highs. Signs that the U.S. economy had regained some traction following its slowdown in late 2012 and early 2013 were key in driving the market’s strong performance. From a sector perspective, defensive sectors such as Utilities, Telecommunications and Consumer Staples experienced relatively weaker returns in the final quarter and for the full year in comparison to the Consumer Discretionary, Health Care, and Industrials sectors which all experienced significant gains (+40 percent) over the 12-month period ending December 31, 2013. The U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned 10.11 percent in the fourth quarter and 33.06 percent for the full 12-month period.

On a relative basis, small capitalization stocks provided higher returns than did mid and large capitalization stocks for the year. Small capitalization stocks, as measured by the Russell 2000 Index, returned an impressive 38.82 percent, while mid capitalization stocks, as measured by the Russell Midcap Index, returned 34.76 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 33.11 percent for the full year. From a style perspective, growth stocks outperformed value stocks across all market capitalizations with the largest disparity being in small capitalization stocks. For instance, the Russell 2000 Growth Index returned 43.30 percent for the year versus the Russell 2000 Value Index which produced a 34.52 percent return. Some of the relative outperformance within growth stocks can be attributed to the relatively strong performance within the Technology sector.

International markets, both developed and emerging, ended 2013 behind U.S. equities. Developed international stocks, as measured by the MSCI EAFE Index, returned 23.29 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, returned a negative 2.27 percent. While the European economy is still struggling, the region is showing signs of improvement. Benefiting from reduced emphasis on austerity measures and signs that the region’s recession had ended, European stocks generated particularly strong gains in the fourth quarter. While most of Asia’s developed markets produced lackluster returns for the year, Japan was the exception with an annual return slightly in excess of 27 percent. Disappointing economic data as well as various political crises dampened emerging markets’ appeal in 2013.

Investment-grade fixed-income securities turned in their first negative calendar year return since 1999, underperforming high yield bonds by a sizeable margin. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned a negative 2.02 percent for the full year. The Credit Suisse First Boston High Yield Bond Index, which finished the year on a strong note, returned 7.53 percent in 2013 – about half of what it returned in 2012. With most low-risk assets offering negligible current income, investors continued to seek higher-risk, higher-yielding issues in 2013. In addition to the strong investor demand, high yield bonds were boosted by the general good financial health of many U.S. corporations. While the U.S. Federal Reserve remains committed to an accommodative policy by keeping its key interest rate low, they did signal late in the year the commencement of their long-awaited “taper” by announcing plans to modestly trim their monthly bond-buying program. Whereas the 10-year Treasury note started the year with a yield of just 1.76 percent, it ended 2013 with a yield of 3.03%

Once again, we thank you for the privilege of serving your financial needs. We hope you’ll work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

Peter M. Sherman

Executive Vice President and Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned –0.09% for the twelve-month period ending December 31, 2013, compared to the 0.64% return for its benchmark, the Barclays Capital U.S. Government/Credit 1-3 Year Bond Index, for the same time period.

The U.S. economy entered 2013 still wrapped in a cloud of uncertainty and with little momentum after a weak fourth quarter 2012 Gross Domestic Product (GDP) growth rate of 0.4%. We had just gone through the Fiscal Cliff debacle, the much-hyped and dreaded fiscal reductions known as the “sequester” were looming, and the outlook for U.S. and global economic growth looked uncertain. During the second half of the year, we witnessed more uncertainty as U.S. lawmakers could not reach agreement on a bill to keep the government funded beyond September 30, which in turn led to the first partial shutdown in 17 years. In mid December, some of the uncertainty that clouded the start of the fourth quarter was resolved when Congress passed a two-year budget agreement which moderately increases government spending, eases automatic spending cuts and reduces the risk of future government shutdowns. While considered a positive overall, the agreement did fail to address several key issues such as the debt ceiling, tax reform, and long-term entitlement reform. However, the debt ceiling issue will return in late February, when the U.S. approaches the expiration of its borrowing authority.

Mid December also brought some clarity to the Federal Reserve’s decision to begin making measured changes to its stimulus program. On December 18, the Fed signaled the commencement of its long-awaited “taper” by announcing plans to trim its bond-buying program starting in January 2014. The central bank sought to temper the move by suggesting its key interest rate would stay lower for longer than previously forecast. Immediate reaction to the news from financial markets was favorable and far different from the upset caused when the Federal Reserve first made mention of the possibility in May. The Fed had been waiting for clear signs of improvement in U.S. economic strength before beginning its monthly reductions, signs that were still lacking when the bank decided to delay acting back in September. It is important to note that “tapering” does not mean an end to the Fed’s accommodative policies any time soon; rather, it means continuing the asset purchase program, but at a lower monthly rate.

As anticipated, in the current environment, the traditionally more conservative nature of the management of the Fund has proved to be a headwind to relative performance. Over the longer-term, the Fund continues to perform on par with its Index. During the second half of the year, we saw spreads in structured products tighten in a bit from the widening they experienced late in the second quarter, and then drift slightly wider. After a quiet beginning, the latter half of the third quarter saw issuance by some infrequent asset-backed securities (ABS) that we believe offered relatively good value. The Fund also participated in some other deals that we thought provided excellent collateral, stable structures and attractive yields. The structured market purchases during the fourth quarter included consumer ABS, agency and non-agency commercial mortgage-backed securities, and agency risk-transfer residential mortgage-backed securities. Over 75% of the structured purchases were in consumer ABS and included sectors such as Auto, Equipment, Rate-Reduction, Railcar, and Credit Cards. These purchases were driven by the three investment goals of staying low in duration, picking up yield, and ensuring high-quality collateral. In addition, we have been opportunistically adding to slightly lower credit quality corporate bonds in lower beta sectors that offer attractive carry. The portfolio continued to add 2-3 year investment grade corporate bonds as rates have been at more compelling levels. We were finding attractive opportunities in the Food & Beverage, Healthcare, and high quality Retail sectors, among others. We also invested in the tier 2 and 3 commercial paper market with 1-2 month commercial paper yielding as much as 3-year Treasuries in some cases. Throughout the year, we bought approximately $142 million resulting in a 1.17% yield to the Fund and sold approximately $61 million with 0.16% yield. The relative yield of the Limited Maturity Bond Fund compared to its Index increased 0.23% over 2013.

Independence Capital Management, Inc.

Investment Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2003 would have grown to $13,106. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Government/Credit 1-3 Year Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Government/Credit 1-3 Year Bond Index on December 31, 2003 would have grown to $13,317.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	(0.09)%	1.67%	2.74%
Barclays Capital U.S. Government/Credit 1-3 year Bond Index	0.64%	2.02%	2.91%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Corporate bonds	39.6%
U.S. Treasury Obligations	36.9%
Asset backed	12.6%
Agency Obligations	4.2%
Commercial Mortgage Backed	4.8%
Residential Mortgage Backed	1.5%
Municipal Notes	0.4%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Penn Series Quality Bond Fund returned –2.97% for the twelve-month period ending December 31, 2013, compared to the –2.02% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the same time period.

The U.S. economy entered 2013 still wrapped in a cloud of uncertainty and with little momentum after a weak fourth quarter 2012 Gross Domestic Product (GDP) growth rate of 0.4%. We had just gone through the Fiscal Cliff debacle, the much-hyped and dreaded fiscal reductions known as the “sequester” were looming, and the outlook for U.S. and global economic growth looked uncertain. During the second half of the year, we witnessed more uncertainty as U.S. lawmakers could not reach agreement on a bill to keep the government funded beyond September 30, which in turn led to the first partial shutdown in 17 years. In mid December, some of the uncertainty that clouded the start of the fourth quarter was resolved when Congress passed a two-year budget agreement which moderately increases government spending, eases automatic spending cuts and reduces the risk of future government shutdowns. While considered a positive overall, the agreement did fail to address several key issues such as the debt ceiling, tax reform, and long-term entitlement reform. However, the debt ceiling issue will return in late February, when the U.S. approaches the expiration of its borrowing authority.

Mid December also brought some clarity to the Federal Reserve’s decision to begin making measured changes to its stimulus program. On December 18, the Fed signaled the commencement of its long-awaited “taper” by announcing plans to trim its bond-buying program starting in January 2014. The central bank sought to temper the move by suggesting its key interest rate would stay lower for longer than previously forecast. Immediate reaction to the news from financial markets was favorable and far different from the upset caused when the Federal Reserve first made mention of the possibility in May. The Fed had been waiting for clear signs of improvement in U.S. economic strength before beginning its monthly reductions, signs that were still lacking when the bank decided to delay acting back in September. It is important to note that “tapering” does not mean an end to the Fed’s accommodative policies any time soon; rather, it means continuing the asset purchase program, but at a lower monthly rate.

As anticipated, in the current environment, the traditionally more conservative nature of the management of the Fund has proved to be a headwind to relative performance. Over the longer-term, the Fund continues to outperform both its Index and peers on a relative basis. During the second half of the year, we added subordinate and senior multi-family housing paper issued by Freddie Mac, which has an implicit U.S. government guaranty. We also purchased commercial mortgage-backed securities (CMBS), split evenly between agency and non-agency. The agency CMBS purchases have continued to provide attractive returns at low risk levels. The non-agency CMBS purchases included a short floater and a high-quality, moderate-duration fixed bond. All sales during the final quarter of the year in the structured products were of lower-coupon agency pass-through securities and were made to adjust our duration bets in the portfolio. We also saw risk premiums in investment grade move lower for the most part during the third quarter, though the lows were witnessed in August. We rotated into the Telecommunications and Pipeline sectors as we saw good relative value. The $40 billion Verizon new issue placed a significant amount of pressure on risk premiums in the telecommunications and media space, so in addition to participating in the Verizon deal, we also opportunistically bought other issuers in these sectors. Telecommunications had been the second largest underweight risk sector in terms of beta duration. We closed the gap that we had held due to the poor relative value after adding about 5% of the corporate portfolio in this sector with slightly lower quality. Risk premiums in this industry now better reflect the risk of leveraging activity. Pipelines are one of our favored long-term focuses based on fundamentals. Lastly, we started to trim exposure to emerging market credits that we had added in June to realize a decrease in risk premiums. At this point, we have sold the same amount of emerging markets exposure in the Fund as we purchased on the sell-off back in June and July. We also de-risked the corporate portfolio within the Fund a bit in October by selling some of the Fund’s outperformers in higher beta sectors such as Telecommunications and Energy.

Duration has been kept to a neutral basis relative to the benchmark and the credit quality of the portfolio remains relatively high to both the benchmark and our peers.

Independence Capital Management, Inc.

Investment Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Quality Bond Fund on December 31, 2003 would have grown to $15,638. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on December 31, 2003 would have grown to $15,599.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Quality Bond Fund	(2.97)%	4.40%	4.57%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	4.44%	4.55%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
U.S. Treasury Obligations	46.9%
Corporate Bonds	25.7%
Residential Mortgage Backed	16.9%
Commercial Mortgage Backed	4.7%
Asset Backed Securities	2.4%
Municipal Bonds	1.6%
Agency Obligations	1.4%
Municipal Notes	0.4%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 7.91% for the twelve-month period ending December 31, 2013, compared to the 7.53% return for its benchmark, the CSFB High Yield Bond Index, for the same time period.

High yield bonds produced strong returns in 2013 and outperformed most other fixed income assets. There were several external macro developments that weighed on high yield bond performance in 2013, such as U.S. political wrangling and looming changes in Fed policy, but each period of elevated volatility was short lived. Recognizing the health of below investment-grade companies, dedicated high yield investors quickly stepped in to buy during times of weakness.

High yield bonds and leveraged loans both set new annual records for primary market activity. According to J.P. Morgan, $398.5 billion of new high yield bonds came to the market in 2013, surpassing the previous record of $368 billion that was set in 2012.

Valuations were somewhat stretched at times this year, particularly for higher-rated bonds, leading us to focus some of our efforts on special situations. Many of our investments outside of traditional high yield bonds boosted relative returns in 2013. Our modest equity-related positions in the airlines sector were especially rewarding.

We benefited from a number of balance sheet repair stories, such as First Data, Rite Aid, and MEMC Electronic Materials. Each of these companies took advantage of favorable capital market conditions to refinance or extend debt maturities, significantly reducing near-term default risk.

Our small cash reserve position weighed on relative results during the year as the broad market rallied. An overweight allocation media/telecom also hurt as this sector lagged for the period, but this was more than offset by positive credit selection in this space.

While we are encouraged that high yield was one of the few fixed income markets to generate positive results in 2013, capital appreciation potential is limited for the coming year, with most bonds at a premium to par value. In our view, the most promising total return opportunities are outside the traditional U.S. BB rated bond space, but we maintain a positive outlook on the overall asset class. We believe high yield is still one of the best places to invest within the fixed income universe as demand for yield shows no sign of abating. Many of the setbacks that high yield bonds faced over the last few years were related to challenges outside of the asset class that have since diminished.

Following a surge in refinancing activity over the past several years, many companies have pushed out near-term maturities and locked in low debt costs for an extended period. The limited amount of high yield bonds that are set to mature over the next two years is highly supportive of the low default environment.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the High Yield Bond Fund on December 31, 2003 would have grown to $21,055. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2003 would have grown to $22,018.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
High Yield Bond Fund	7.91%	16.33%	7.73%
CSFB High Yield Bond Index	7.53%	18.08%	8.35%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Bonds
BBB/BB Rated & Above	1.6%
BB Rated	22.6%
BB/B Rated	13.3%
B Rated	35.6%
B/CCC Rated	9.0%
CCC and Below	14.9%
Not rated	0.8%
Equity securities	2.2%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 22.25% for the twelve-month period ending December 31, 2013, compared to the 32.39% return for its benchmark, the S&P 500 Index, for the same time period.

The U.S. equity market continued this year’s impressive rally into the fourth quarter, with economically sensitive sectors outpacing more traditionally defensive ones. Economic data continued to strengthen, and unemployment fell to its lowest level since 2008 as the year came to an end. Corporate fundamentals moderated from a strong level, but investors remained optimistic about the economy despite uncertainty about fiscal and monetary policies. Markets took the federal government shutdown and debt ceiling brinkmanship of October in stride, and they reacted positively to the Federal Reserve’s announcement that it would begin to curtail its monetary stimulus in January. U.S. bond returns were mixed as longer-term interest rates increased, with long-term Treasury yields rising above 3%, their highest level in more than two years.

Our equity weight increased over the course of the year. We found attractive opportunities in the higher-yielding utilities, health care, and telecommunication services sectors, which were generally left behind in this year’s equity rally. Meanwhile, we trimmed selected holdings in the cyclical information technology and consumer discretionary sectors. We continued to maintain significant exposure to covered calls, which give us the benefits of owning a stock while providing downside protection.

Our fixed income allocation also grew, as we purchased U.S. Treasuries and high yield bonds and decreased our corporate bond weight. We believe that the high yield market offers relatively attractive valuations compared to other fixed income assets, along with solid underlying corporate fundamentals. Our weight in bank loans held steady as we favor their priority in a company’s capital structure; their yields, which are comparable to high yield funds; and their floating rate coupons. We reduced our exposure to mortgage-backed securities, which we were using as a proxy for cash, and deployed the proceeds into U.S. Treasuries.

The financials sector helped absolute returns, particularly our holdings in TD Ameritrade Holding, State Street, and Marsh & McLennan. Health care also boosted results, with Thermo Fisher Scientific and UnitedHealth Group among the leading performers.

After a year of nearly uninterrupted strength in the U.S. equity market, we are tempering our expectations for continued gains. The U.S. economy continued its pace of moderate growth over the past few years, but returns appear to have outpaced corporate fundamentals. We would therefore not be surprised to encounter a cyclical pullback in the near term.

Across asset classes, we are finding less compelling value in equities than we did a year ago. We continue to look for opportunities to add to equity positions on market pullbacks, and we are currently finding attractive options in defensive sectors that were left behind in the current rally. Within fixed income, we took the opportunity to add to U.S. Treasuries along with higher-yielding securities as interest rates rose. With the considerable market advance, we positioned the portfolio defensively as a reflection of our commitment to capital preservation.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Flexibly Managed Fund on December 31, 2003 would have grown to $24,350. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2003 would have grown to $20,424.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Flexibly Managed Fund	22.25%	16.96%	9.31%
S&P 500 Index	32.39%	17.94%	7.41%
Bank of America ML Corporate/Government Index	(2.68)%	4.47%	4.50%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Fixed Income	30.9%
Financials	12.6%
Health Care	12.3%
Industrials	10.8%
Technology	8.7%
Consumer Discretionary	8.2%
Consumer Staples	7.4%
Utilities	5.7%
Energy	2.1%
Telecommunications	1.8%
Options	(0.5)%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 16.75% for the twelve-month period ending December 31, 2013, compared to its benchmarks, the S&P 500 Index’s return of 32.39% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.02%, for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the one-year period. The Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Weighing on the fixed income allocation of the Fund was the more conservative composition of the underlying individual fixed income fund versus the broad market Index.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Balanced Fund on August 25, 2008 would have grown to $15,316. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Barclay’s Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on August 25, 2008 would have grown to $16,111. A $10,000 investment in the Barclay’s Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,888.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Balanced Fund	16.75%	12.43%	8.28%
S&P 500 Index	32.39%	17.94%	9.30%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	4.44%	4.85%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/13

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 39.11% for the twelve-month period ending December 31, 2013, compared to the 33.48% return for its benchmark, the Russell 1000 Growth Index, for the same time period.

Major U.S. stock markets generated excellent returns in 2013, as investors remained optimistic about the economy despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. Investors welcomed the Federal Reserve Bank’s December announcement that it would reduce its asset purchases by $10 billion in January and would keep short-term interest rates low if unemployment fell below 6.5%, provided inflation remained contained.

Consumer discretionary was the leading relative outperformer, primarily due to stock selection, but significant overweighting also helped results. Shares of online travel company priceline.com benefited from increased travel-related spending, particularly on rental cars through its subsidiary, rentalcars.com. The company continues to gain market share, aided by its Smartphone apps that provide useful information for frequent travelers. Shares of Amazon.com moved higher during the second half of the year, led by investor optimism for a strong holiday shopping season, particularly in online retail sales that continue to gain market share from in-store shopping. The company is also experiencing growth in the cloud-computing and storage market through its Amazon Web Services division.

Information technology was a robust outperformer, driven by stock selection. Internet giant Google contributed strongly, benefiting from the popularity of smart phones running on its Android operating system and a higher sales volume of advertising in both the traditional and mobile marketplace. Global payment networks MasterCard and Visa both saw gains from better cost controls and from an increase in consumer credit card use outside the United States, particularly in Europe, Asia, and Latin America.

Health care, the best-performing sector in the Index, contributed positively due to stock selection. The biotechnology industry holdings notably outperformed. Gilead Sciences benefited from broader approval of its HIV treatment, Stribild, notably in Europe.

Telecommunication services was the leading relative detractor, due to combined stock selection and detrimental overweighting against the index. A rise in interest rates over the year negatively affected communication tower companies, including Crown Castle International, as investors turned to securities with a lower risk profile that offered comparable yields.

Stock selection was the primary cause of relative underperformance by the industrials and business services sector. Fastenal, an industrial supply company, faltered as construction and mining industries, which make up a large portion of its customers, struggled amid a slow construction recovery and a decline in mining activity due to weak commodity prices.

Equities were driven higher in 2013 as investors moved out of safer assets and into riskier areas of the market. We see a continuation of this trend in 2014, although on a more moderate scale. We are generally optimistic about the environment for equities. Improving global economic growth, attractive stock valuations despite 2013’s notable performance, and restrained inflation should permit large-cap growth stocks to perform strongly. While a moderate market correction is always a possibility, we do not anticipate a significant sell-off.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Large Growth Stock Fund on December 31, 2003 would have grown to $23,122. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2003 would have grown to $21,242.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Large Growth Stock Fund	39.11%	22.11%	8.74%
Russell 1000 Growth Index	33.48%	20.39%	7.83%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Consumer Discretionary	27.7%
Technology	27.1%
Industrials	12.4%
Health Care	11.7%
Financials	5.5%
Energy	4.8%
Consumer Staples	4.2%
Materials & Processing	3.4%
Telecommunications	3.2%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 23.09% for the twelve-month period ending December 31, 2013, compared to the 33.48% return for its benchmark, the Russell 1000 Growth Index, for the same time period.

From the start of the year through to the end of April, underperformance versus the benchmark was rooted in relative weakness in the technology and consumer discretionary sectors. On the other hand, the health care and financial services sectors added the most value versus the benchmark on a relative basis for the period.

In the technology sector, our holdings in Apple and Juniper Networks were among the largest detractors to performance. Underperformance in the consumer-discretionary sector was due largely to the poor results posted by both Facebook and lululemon athletica.

On the positive side of things, in the health care sector outperformance versus the benchmark was largely due to the strong results provided by Biogen Idec and GNC Holdings. Excess return in the financial services sector was largely driven by the strong results in shares of CBRE Group, a global provider of commercial real estate services to the office, retail, industrial, and multi-family industries.

The commentary provided above was from the former sub-adviser of the Fund, Turner Investments who was the manager of the Fund until May 1, 2013.

During the period of May to the end of the year, stock selection in the consumer discretionary sector was a primary detractor from performance relative to the Index. The Fund’s underweight position in strong-performing internet retailer Amazon.com held back relative results.

In the health care sector, weak stock selection hampered relative performance. The Fund’s underweight position in biotech firm Gilead Sciences weighed on relative results as the stock outpaced the benchmark during the reporting period.

Stock selection in the informational technology sector also dampened relative returns. Within this sector, an underweight position in online social networking provider Facebook hurt relative results. An overweight position in management consulting firm Accenture (Ireland) and holdings of Taiwan Semiconductor (Taiwan) were also among the Fund’s top relative detractors.

Elsewhere, holdings of international food producer Danone (France) and wine and alcoholic beverage producer Pernod Ricard (France), an overweight position in household products maker Procter & Gamble held back relative returns. Not owning shares of strong-performing aerospace company Boeing was another top relative detractor within this sector.

The Fund’s cash and/or cash equivalent position during the period also weakened relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Stock selection and, to a lesser extent, an underweight position in the financials sector was a positive factor for relative performance. There were no individual securities within this sector that were among the portfolio’s top relative contributors for the period.

The Fund’s avoidance of the telecommunications services sector also aided relative results. Here, not owing shares of telecommunications services provider Verizon Communications supported relative performance as the stock posted weak results over the reporting period.

Elsewhere, holdings of life sciences supply company Thermo Fisher Scientific and automotive components supplier Johnson Controls, and the Fund’s avoidance of weak-performing tobacco company Phillip Morris International and beverage manufacturer The Coca-Cola Company, supported relative returns. An underweight position in shares of computer products and services provider International Business Machines (IBM), and overweight positions in global payments technology company VISA, industrial and consumer products manufacturer Danaher, industrial goods and metal fabrication company Precision Castparts and internet search giant Google, were also among the portfolio’s top relative contributors.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance.

The commentary provided above was from the current sub-adviser of the Fund, MFS Investments, who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

Massachusetts Financial Services Company

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Large Cap Growth Fund on December 31, 2003 would have grown to $13,125. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2003 would have grown to $21,242.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Large Cap Growth Fund	23.09%	14.37%	2.76%
Russell 1000 Growth Index	33.48%	20.39%	7.83%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Technology	27.6%
Healthcare	17.0%
Consumer Staples	15.4%
Consumer Discretionary	14.8%
Industrials	14.3%
Financials	4.0%
Materials & Processing	3.7%
Energy	3.2%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 37.91% for the twelve-month period ending December 31, 2013, compared to the 33.48% return for its benchmark, the Russell 1000 Growth Index, for the same time period.

In technology, the online professional networking company Linkedin Corporation reported strong revenue and earnings growth, above even the most aggressive estimates. The company also saw a re-acceleration of growth in member and usage data. With over 200 million members, the company has quickly become the largest, most effective offering of its kind and yet has only enlisted about 30% of the total professional workforce. Specific strength was also visible among credit card related IT services firms. Alliance Data Systems gained as the company’s Canadian loyalty business enjoyed improved business trends. The issuer of private label credit cards is less sensitive to overall consumer sentiment given the higher credit scores of its cardholders.

In the financials sector, Intercontinental Exchange completed the acquisition of NYSE/Euronext during the year. We purchased the stock in late 2012 soon after the merger was announced. Despite the recent surge, we continue to feel that valuation is reasonable given the firm’s significant growth potential and high quality management team. Additionally within the sector, capital markets exposed firms garnered investor attention in light of the aforementioned strong equity market performance. Affiliated Managers Group, a leading asset manager with a collection of boutique offerings and Ameriprise Financial, were both strong contributors during the year.

Opportunities in the consumer staples sector have historically been limited as many of these firms do not possess the organic growth profile that is a prerequisite for portfolio inclusion. We have identified select companies that have a strong growth profile and the ability to improve margins and gain market share. Constellation Brands is just such a holding and proved to be the largest contributor to quarterly returns. We purchased the stock with the thesis that Constellation’s acquisition of the U.S. distribution rights and production facilities of certain beer brands owned by Groupo Modelo, (including Corona) materially improved the growth profile of the company.

The main detractor from Fund performance was from stock specific issues in the materials space. W.R. Grace & Co. shares declined during the third quarter after the company announced lower than expected sales and earnings. The decline was partly due to pricing and competitive issues in their value-added products in the refinery market. As a result, the company reduced future guidance and we eliminated the position for better opportunities.

Many investors are questioning the durability of the rally in U.S. equities. We acknowledge that several constructive developments — the resurgence of U.S. manufacturing, strength in durable goods, and a stronger housing market — are currently “in” equity valuations. Indeed, based on historical valuations, U.S. stocks still look very reasonably priced. In addition, we believe there are several potentially positive factors that are “not in” current equity valuations. The U.S. economy is gaining strength just at the time where many global economies are facing stiff challenges.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Large Core Growth Fund on August 25, 2008 would have grown to $14,924. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on August 25, 2008 would have grown to $17,026.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Large Core Growth Fund	37.91%	19.38%	7.76%
Russell 1000 Growth Index	33.48%	20.39%	10.45%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/13

Percent of Total Investments[3]
Technology	29.3%
Consumer Discretionary	24.8%
Healthcare	16.6%
Industrials	11.6%
Financials	9.0%
Energy	3.5%
Consumer Staples	2.4%
Materials & Processing	1.4%
Telecommunications	1.4%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 33.21% for the twelve-month period ending December 31, 2013, compared to the 32.53% return for its benchmark, the Russell 1000 Value Index, for the same time period.

During the first quarter, among the top contributors to Fund performance were Walgreen, Honeywell International, and Verizon Communications. During the month of April, the top contributors were managed health care company Humana, Citigroup, American International Group, Verizon Communications and The Walt Disney Co.

The most significant detractors from performance in the first quarter was Apple. Having realized strong investment returns earlier in 2012, Apple gave back some of its relative outperformance during the period as investors sought to lock in gains. The most significant detractors from Fund performance from the start of the year through to the end of April included industrials stocks General Electric, Honeywell International, Quanta Services and Navistar International. Outside of Industrials, MGM Resorts International detracted from performance.

The commentary provided above was from the former sub-adviser of the Fund, OppenheimerFunds who was the manager of the Fund until May 1, 2013.

The Fund had a very good year, not only in absolute performance, but also relative to the Benchmark and other large cap value managers. Strong stock selection in the health care and financials sectors were the main contributors to outperformance. A position in Forest Laboratories, which develops, manufactures and sells branded forms of ethical drugs, or those requiring a doctor’s prescription, contributed to performance. After a review of business operations in December, the CEO announced a new strategy, which includes a $500 million cost savings program, the acquisition of Saphris, a schizophrenia/bipolar disorder drug from Merck, an accelerated share repurchase program and the addition of a $1.2 billion debt offering.

Ameriprise Financial, a financial planning and services firm, performed well in the fourth quarter due to solid market growth and lower outflows from Columbia Management, an asset management firm acquired by Ameriprise Financial in 2010. In addition, outperformer Northrop Grumman, a global security company, reported strong earnings and plans to redistribute cash to shareholders.

Individual detractors from performance included FirstEnergy Corp, Transocean, and Philip Morris International. First Energy, a public utility holding company, announced at a November conference an acceleration of spending in their regulated transmission operations to be funded through an equity raise. This increase in spending sparked fears of a near term dividend cut in order to reduce future equity issuance, which pressured the stock lower. Transocean, an offshore drilling contractor, underperformed due to concerns regarding the deepwater rig cycle in the midst of burgeoning U.S. onshore production. We sold Transocean for Valero, which we believe has better risk-reward. The turnaround at Philip Morris, which produces, sells, distributes, and markets a wide range of branded cigarettes and tobacco products, is taking longer to materialize. We are concerned that some of the country-specific challenges will continue into 2014. Near-term results have been challenged by unemployment and tax policies globally. However, we feel the company is well positioned longer term with 73% and 71% of sales and operating income, respectively, coming from developing markets.

As we enter 2014, the values are not as wide spread as they were a few years ago, but there are still values to be found. We do not believe the market is overvalued. Earnings and cash flow generation from corporations have been very good, and we believe this will continue to be the case. Interest rates are likely to rise in the coming months due to the Federal Reserve (the Fed) reducing its bond purchasing program as the economy strengthens. We do not think a rise in rates will derail the economy, as the Fed is likely to gradually step away from its recent policies. Having said this, we do not expect the equity market to return another 20% in 2014, but returns can still be respectable.

The Fund maintains broad diversification and an eye toward the risks incurred in each of our holdings as well as the overall Portfolio. We believe managing risk is always important, and is particularly important now after such strong movement in the stock markets.

The commentary provided above was from the current sub-adviser of the Fund, Loomis, Sayles & Company, LP who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

Loomis, Sayles & Company, LP

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Large Cap Value Fund on December 31, 2003 would have grown to $17,470. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2003 would have grown to $20,774.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Large Cap Value Fund	33.21%	17.21%	5.74%
Russell 1000 Value Index	32.53%	16.67%	7.58%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Financials	25.3%
Healthcare	14.0%
Consumer Discretionary	12.5%
Energy	11.9%
Industrials	11.5%
Technology	9.5%
Consumer Staples	5.8%
Materials & Processing	3.9%
Utilities	2.9%
Telecommunications	2.7%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 29.78% for the twelve-month period ending December 31, 2013, compared to the 32.53% return for its benchmark, the Russell 1000 Value Index, for the same time period.

Following a strong performance in the equity markets in calendar year 2012, equities continued their ascent in calendar year 2013, posting robust gains during the period. Despite a backdrop of political gridlock resulting in mandatory government spending “sequester” cuts initiated during the first quarter and a 16-day government shutdown in October, positive economic trends supported further market appreciation as investors received generally encouraging economic data regarding housing, employment, and manufacturing.

Given the Fed’s unprecedented accommodative measures in place during 2013 and their broader impact on market performance, investors were keenly focused on monetary policy, attempting to ascertain the Fed’s intentions regarding the timing and magnitude of the eventual pullback in its easy-money policies. Equity markets retreated in both June and August with concerns of a possible Fed pullback, only to rebound sharply in July and September. When the Fed finally made its long anticipated move in mid-December, many equity investors shrugged off earlier fears and pushed the key U.S. indexes to record highs. Market participants were buoyed by the relatively modest bond purchase reduction, along with the Fed’s accompanying assurance that it would keep short-term interest rates near zero for an extended period.

During the year, the Fund underperformed its benchmark due to unfavorable stock selection, primarily in the information technology sector. The Fund’s larger-cap bias relative to the Index served as a headwind to performance as large-caps underperformed both mid and small-cap stocks during the period.

Within information technology, the Fund’s underweight exposure to Apple, which was added to the Index during the third quarter, detracted from relative performance. Overweight positions in IBM, EMC, and Oracle also weighed on relative results. In industrials, overweight exposure to global construction and mining equipment manufacturer Caterpillar detracted.

Elsewhere, positions in financials companies AvalonBay Communities, Public Storage, and Capital One Financial were a drag on relative performance. The Fund’s modest cash position weighed on relative performance during a period in which the Index was up over 30%.

A modest underweight to the underperforming utilities sector aided relative performance along with effective stock selection results within the sector. The Fund’s top-contributing holding during the period was an overweight position in biopharmaceutical company Gilead Sciences. Other notable contributors included overweight positions in Boeing, American Express, Thermo Fisher Scientific, and an underweight to Exxon Mobil, which lagged the broader market.

Many investors viewed the Fed’s decision to begin scaling back its bond buying program as a vote of confidence in the U.S. economy. Perhaps even more important for the equity market outlook was the Fed’s pledge to keep short-term interest rates at historically low levels for the foreseeable future in an effort to ensure sustained economic growth.

In the coming months, investors will be monitoring both the pace and magnitude of additional Fed tapering steps. On the cautionary side, the Fed has expressed concern about the persistently low U.S. inflation rate. Continued low inflation or, worse, deflation could pose a threat to the U.S. economy. Investors will also be paying close attention to economic trends in Europe and Japan, as well as in China and other emerging markets that have been grappling with elevated inflation. Finally, developments in Washington could again impact equity markets in the period ahead.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Large Core Value Fund on August 25, 2008 would have grown to $13,519. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on August 25, 2008 would have grown to $15,628.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Large Core Value Fund	29.78%	13.13%	5.79%
Russell 1000 Value Index	32.53%	16.67%	8.70%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/13

Percent of Total Investments[3]
Financials	31.1%
Energy	14.7%
Healthcare	14.3%
Industrials	11.8%
Technology	8.4%
Consumer Discretionary	6.4%
Consumer Staples	4.4%
Utilities	3.9%
Materials & Processing	3.1%
Telecommunications	1.9%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 31.87% for the twelve-month period ending December 31, 2013, compared to the 32.39% return for its benchmark, the S&P 500 Index, for the same time period.

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the U.S., global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further decreases of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on U.S. and Japanese growth to broadly positive investment performance. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve.

During the third quarter, affection for the U.S. dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially bitter U.S. fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-U.S. assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

As the year came to a close, the developed equity markets chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of bountiful financial conditions and restrained volatility.

Independence Capital Management, Inc.

Investment Adviser

SSgA Fund Management, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Index 500 Fund on December 31, 2003 would have grown to $20,097. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2003 would have grown to $20,424.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Index 500 Fund	31.87%	17.57%	7.23%
S&P 500 Index	32.39%	17.94%	7.41%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Technology	18.7%
Financials	16.2%
Healthcare	12.9%
Consumer Discretionary	12.5%
Industrials	10.9%
Energy	10.3%
Consumer Staples	9.8%
Materials & Processing	3.5%
Utilities	2.9%
Telecommunications	2.3%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 36.72% for the twelve-month period ending December 31, 2013, compared to the 35.74% return for its benchmark, the Russell Midcap Growth Index, for the same time period.

Despite all of the noise in 2013, which included the U.S. government shutdown, tapering fears, the threat of military action in Syria, and the small European country of Cyprus looking for a bailout, markets showed tremendous resiliency. Despite all of the macroeconomic concerns, investors chose to focus on the prospects of a growing global economy led by the U.S. In fact, U.S. corporate earnings increased for a fourth consecutive year. For 2013, all global indices, with the exception of emerging markets, posted strong gains led by the S&P 500 Index, which had its best year since 1997.

As for the Fund, the financial sector led performance on both a relative and absolute basis for 2013 followed by the consumer discretionary and health care sectors. Relative outperformance in the financial sector was a result of strong stock selection such as overweight positions in Cardtronics, IntercontinentalExchange and Affiliated Managers Group; we continue to own all three companies. The consumer discretionary sector contributed to overall performance as well due to overweight positions in Internet services and airlines such as LinkedIn, HomeAway and Delta Air Lines as a result we continue to own all three companies. The bio-tech industry generated significant gains for most of 2013 aside from some underperformance due to profit taking in the fourth quarter. Top performers on a relative basis were NPS Pharmaceuticals, Onyx Pharmaceuticals and Regeneron Pharmaceuticals.

The producer durables sector was by far the largest detractor to relative performance. The main culprit was Ultratech whose stock came under severe pressure during the second quarter as the semiconductor space came to a halt due to a new node design used in smartphones and tablets. With lack of clarity as to which design industry leaders such as Apple and Qualcomm would choose, all companies in this space were punished. We view any weakness in price as a buying opportunity and continue to hold the stock. Toll Brothers was another holding that weighed on relative performance as the stock took investors for a rollercoaster ride over the past 12 months. The stock suffered after lowering 2013 guidance earlier in the year but was a top contributor in the fourth quarter as confidence in the overall economy has increased along with clarity that interest rates should remain low for the time being. Another underperformer was Joy Global, a manufacturer of mining equipment for the extraction of coal, copper, iron ore, oil sands, gold, and other minerals. We sold the stock mid-year after a negative earnings revision and poor performance in the first half of 2013.

While we do not expect equity markets to replicate the 2013 success achieved by the S&P 500 Index, we do believe equity markets will continue to move higher in 2014 supported by an expanding global economy and an accommodative fiscal policy by global central banks. In the U.S., the consumer appears to be gaining confidence with improvements occurring in the labor market and an uptick in GDP growth. Europe continues to rebound from its sovereign debt issues and looks to stabilize its economic footprint in 2014. In China, we expect to see sustainable growth in 2014 as the country looks to build its economy on domestic consumer demand and less on its export business. We believe equities will be an appealing investment in 2014 as investors continue to shift exposures out of bonds and into stocks in light of a rising interest rate environment.

Independence Capital Management, Inc.

Investment Adviser

Turner Investments L.P.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2003 would have grown to $21,466. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2003 would have grown to $25,405.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Mid Cap Growth Fund	36.72%	20.18%	7.94%
Russell Midcap Growth Index	35.74%	23.37%	9.77%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Consumer Discretionary	25.1%
Technology	22.5%
Healthcare	13.6%
Industrials	10.1%
Financials	9.1%
Materials & Processing	8.1%
Consumer Staples	5.5%
Energy	5.0%
Telecommunications	1.0%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 36.20% for the twelve-month period ending December 31, 2013, compared to the 33.46% return for its benchmark, the Russell Midcap Value Index, for the same time period.

Throughout the past year the backdrop for equity investing was very favorable, given low rates of inflation, accommodative monetary policy with interest rates at historically low levels, a slowly growing but expanding domestic economy and stabilization (for the most part) of international economies.

The recent announcement by the Fed to reduce its purchases of treasuries and mortgage securities by $5 billion each, validated, in our opinion, that the domestic economic recovery is self-sustaining. Recent economic indicators such as durable goods orders, consumer spending, payrolls, and housing data confirm this point of view. It is also important to point out that the Fed is only tapering and is expected to continue to grow its balance sheet during 2014. At the same time, the Fed also committed to keeping the Federal Funds rate near 0% for an extended period of time. As we look ahead to 2014, monetary policy will remain a tailwind and continues to be a positive factor for equity investing. While the equity markets are way overdue for a meaningful correction after almost two years without one, it is rare to have a bear market with prolonged accommodative monetary policy and economic activity accelerating.

For the year, the Fund’s outperformance was led by last year’s underperformers (primarily Safeway and Best Buy) bouncing back from very depressed levels, based on improving financial results and corporate actions. The Fund also benefited from takeovers in Virgin Media, NV Energy and BMC Software. Our overweight position in the consumer sectors and our underweight in the utilities sector also added to performance. Detracting from performance during the year was Nuance, which continued to report disappointing earnings. Agrium, Brinks, and Cablevision also hurt performance during the year. We sold our positions in these companies after the investment thesis had changed. Our underweight in the financial services sector also hurt our relative performance.

It appears that U.S. economic growth has finally reached the point where monetary stimulus can be reduced and eventually reversed. Stronger economic activity has led to higher interest rates, ending the multi-year run in the bond market. With less risk to the global economies, money has moved back into the equity markets, which has had above trend performance over the last several years. As a result, equity valuations have recovered to more normal valuation levels and the value cushion has been substantially reduced. However, we believe that given the recent sluggishness in earnings growth the merger and acquisition market could accelerate during 2014 and some of our companies could become targets for activist investors or merger overtures which could benefit the Fund. Unlike the last few years, where we were concerned about the sustainability of economic activity and deflation, we are now more concerned about an over acceleration of economic growth to the point where inflation accelerates and the Fed has to reverse course in a much more meaningful way than has currently been announced. This could lead to a spike in interest rates and, in our opinion, an end to the current bull market.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Mid Cap Value Fund on December 31, 2003 would have grown to $22,930. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2003 would have grown to $26,552.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Mid Cap Value Fund	36.20%	22.14%	8.65%
Russell Midcap Value Index	33.46%	21.16%	10.25%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Industrials	23.7%
Technology	18.3%
Financials	15.2%
Consumer Discretionary	10.7%
Health Care	7.9%
Consumer Staples	7.4%
Utilities	7.1%
Energy	6.0%
Materials & Processing	3.7%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 29.15% for the twelve-month period ending December 31, 2013, compared to the 33.46% return for its benchmark, the Russell Midcap Value Index, for the same time period.

Stock selection within the information technology and consumer staples sectors detracted from relative performance during the first quarter. Within information technology, shares of Broadcom Corporation, a global semiconductor company, fell and within consumer staples, shares of Bunge, a global agribusiness and food company, underperformed after the company reported fourth quarter results below consensus expectations.

Contributing to the Fund’s relative performance in the first quarter was strong stock selection within the materials and consumer discretionary sectors. Within materials, shares of Axiall, a global manufacturer of chemicals and building products, rose. Within consumer staples, shares of Tupperware Brands, a direct seller of products of multiple brands through an independent sales force worldwide, rose as strong organic sales growth resulted in better than expected fourth quarter results.

In April, the Fund’s overweight in the materials and industrials sectors coupled with underweight allocations in the telecommunication services and utilities sectors detracted from relative performance. Contributing to relative performance in April was positive stock selection within the health care sector.

The commentary provided above was from the former sub-adviser of the Fund, Lord, Abbett & Co. who was the manager of the Fund until May 1, 2013.

During the period of May through year end, the Fund received positive results in absolute terms from eight of the 10 sectors in which it was invested. Relative to the benchmark, positions in the materials and telecommunication services sectors detracted. The Fund benefited from positions in the financials and utilities sectors.

In materials, an underweight position relative to the benchmark and security selection hampered results. More specifically, the Fund was hampered by its modest exposure to metals and mining stocks, which advanced during the period. An overweight position in Newmont Mining, a gold producer, detracted. A sharp drop in gold prices during 2013 seemed likely to negatively impact Newmont’s profitability and free-cash flow.

In telecommunication services, an overweight position relative to the benchmark in CenturyLink dampened relative performance. This high-yielding security underperformed during the period, as lower-yielding assets outperformed. In addition, CenturyLink reported weaker-than-expected results, as its growth business is not ramping up as fast as expected and its legacy businesses have contracted more quickly than expected.

In industrials, an overweight position in Republic Services detracted from relative performance. Although the waste management company reported solid third-quarter results and a positive outlook for the rest of 2013, it faces a number of challenges in 2014, including flat pricing — many of its contracts with municipalities link pricing to inflation — and higher cash taxes if bonus depreciation benefits expire. The Fund was also hindered by an overweight position in ADT, a provider of home security systems. Competition appears to be increasing, particularly from telecommunications companies, which may lead to higher churn and subscriber acquisition costs. The investment team believes the impact on ADT will prove minimal given the company’s strength in these very fragmented markets.

In the financials sector, an underweight position in REITs contributed positively to relative returns. In general, valuation of REITs has appeared unattractive. REITs have benefited from the low interest-rate and credit-spread environment. As interest rates increased, the REITs industry underperformed. The Fund also benefited from its underweight position in the utilities sector, which posted the second-weakest performance of the benchmark during the period since inception.

The team continues to follow its disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of December 31, 2013, the team sees opportunity in consumer staples, health care, industrials, and energy, reflected by the Fund’s overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, consumer discretionary, materials, and information technology stocks.

The commentary provided above was from the current sub-adviser of the Fund, American Century Investment Management who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

American Century Investment Management, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Mid Core Value Fund on December 31, 2003 would have grown to $20,964. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2003 would have grown to $26,552.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Mid Core Value Fund	29.15%	17.65%	7.68%
Russell Midcap Value Index	33.46%	21.16%	10.25%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Financials	24.5%
Industrials	14.2%
Health Care	12.5%
Utilities	10.6%
Technology	9.3%
Energy	8.5%
Consumer Staples	6.9%
Consumer Discretionary	6.1%
Miscellaneous	3.2%
Materials & Processing	2.8%
Telecommunications	1.4%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 42.84% for the twelve-month period ending December 31, 2013, compared to the 40.65% return for its benchmark, the Russell 2500 Growth Index, for the same time period.

Security selection in the information technology sector contributed significantly to annual returns. Specific strength was visible among internet software and services firms, especially those that were exposed to an improving real estate market. Our position in Zillow added to annual performance as the rebound in the housing market helped the company’s site traffic rise materially. Zillow, which operates the largest online residential real estate marketplace, has moved to an advertising model that charges realtors per number of page views and has recently started to gain traction in the rental housing market. Within the commercial real estate market, Co-Star Group, a provider of market analytics and comparable sales information, enjoyed a strong return as funding for transactions improved throughout the year. Additionally within the sector, Alliance Data Systems rose sharply after the company posted better than expected earnings growth. The issuer of private label credit cards continues to diversify its revenue stream. Finally, within the software industry Service Now, which operates a cloud-computing based solution for IT service management, reported a dramatic rise in revenue that was well ahead of consensus estimates. The company is quickly growing its customer base as it faces very little competition and has been successful in providing significant cost savings compared to the traditional IT “helpdesk” model.

Security selection within the industrial sector also contributed to annual performance. Railroad Kansas City Southern rose sharply in 2013 as the company continues to benefit from stronger North American manufacturing activity via its rail lines in and out of Mexico. Additionally, the company has benefitted from the increased transportation of oil via rail. The majority of the shale regions in the U.S. do not have pipeline connectivity so the oil found in these areas is transported via rail car. Within the airline industry, Copa Holdings continues to grow rapidly as it expands its fleet, adds new routes and enjoys very strong customer demand. Shares of the airline rose sharply during the year.

Positioning in consumer discretionary modestly detracted from relative returns in 2013. Specific weakness was visible in certain specialty retailers. We purchased shares of Ulta Salon during the third quarter. Our thesis centered on a new management team that was focused on brand development and continued new store openings. After posting a strong second quarter, their third quarter results came in below expectations due to lighter store traffic. The company also guided future results lower and suspended long term guidance. Given the reduced earnings visibility and the lack of adequate explanation as to store traffic patterns, we exited the stock for better opportunities. Also within the space, our position in Chico’s FAS weighed on returns after the company tempered its guidance for future growth.

As we move into 2014, many investors are questioning the durability of the rally in U.S. equities. While our view remains optimistic for U.S. equities, we are keeping a steady balance in the portfolios. With much of the recent rally being driven by multiple expansions, the superior earnings growth profile of the Fund has yet to be fully valued. The overall backdrop remains constructive, yet the Fund stands to benefit as the market shifts into a more discerning phase. So we are not making significant shifts to active risk exposures in the Fund. We are executing our process with consistency and constructing portfolios one stock at a time based on a bottom-up conviction.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the SMID Cap Growth Fund on August 25, 2008 would have grown to $19,639. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on August 25, 2008 would have grown to $18,381.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
SMID Cap Growth Fund	42.84%	24.75%	13.43%
Russell 2500 Growth Index	40.65%	24.03%	12.04%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/13

Percent of Total Investments[3]
Industrials	25.2%
Technology	24.0%
Consumer Discretionary	20.3%
Healthcare	14.8%
Consumer Staples	4.9%
Financials	4.3%
Energy	3.6%
Telecommunications	1.6%
Materials & Processing	1.3%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 38.00% for the twelve-month period ending December 31, 2013, compared to the 33.32% return for its benchmark, the Russell 2500 Value Index, for the same time period.

The last three months of 2013 marked the fourth consecutive quarter of positive returns for smaller cap equities, capping the best year in a decade for the Russell 2500 Value Index. This continued a broader theme that began to emerge approximately 18 months ago — the U.S. economy is on the mend. As 2013 came to a close, investor confidence was boosted by the federal budget agreement and declining unemployment numbers.

As was the case in the latter half of 2012, investors began to revalue stocks in 2013 based on company-specific fundamentals, creating a more favorable environment for our value investing approach. Against this backdrop, the Fund significantly outperformed its benchmark, the Russell 2500 Value Index, for the year. The premium was driven primarily by strong stock selection, which was positive across most sectors. Our holdings in the financial and energy sectors were the greatest contributors. The common thread across many of these successful investments was the fact that these companies were proactive in their efforts to unlock shareholder value. For example, commercial lender CapitalSource agreed to be acquired by regional bank PacWest. Other contributors included Micron Technology, SunEdison, Cimarex Energy and Men’s Wearhouse.

Overall by sector, our industrial resources and consumer staples holdings detracted. On an individual stock basis some of our more defensive holdings, including real estate company LTC Properties, were among the largest detractors in 2013. Additional detractors included Cliffs Natural Resources, AU Optronics, General Cable and Jabil Circuit.

Even after outperforming bonds dramatically in 2013, equity valuations remain decidedly more attractive into the New Year. The Fund continues to have provocative overweights in cyclical industries. In each case, our positioning decisions focus on company-specific perspectives rather than a more bullish view of the broader economy.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein, LP

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the SMID Cap Value Fund on August 25, 2008 would have grown to $19,241. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on August 25, 2008 would have grown to $17,306.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
SMID Cap Value Fund	38.00%	22.99%	13.00%
Russell 2500 Value Index	33.32%	19.61%	10.79%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/13

Percent of Total Investments[3]
Financials	32.0%
Consumer Discretionary	21.3%
Technology	13.6%
Industrials	10.8%
Materials & Processing	8.3%
Energy	5.4%
Utilities	4.9%
Healthcare	2.9%
Consumer Staples	0.8%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 37.60% for the twelve-month period ending December 31, 2013, compared to the 43.30% return for its benchmark, the Russell 2000 Growth Index, for the same time period.

Stock selection in the health care, materials and information technology sectors were the primary detractors from relative performance during the first quarter. The Fund benefited from stock selection in the energy and financials sectors.

Goodrich Petroleum posted strong performance during the quarter as did the holding in WisdomTree Investments.

Software company BroadSoft underperformed as it delivered disappointing first quarter earnings estimates that raised questions about the sustainability of its historic growth rates. Oil and gas company Quicksilver Resources underperformed during the first quarter as the market was disappointed that the company did not monetize certain assets and partnerships that could have provided liquidity to exploit higher-margin emerging oil projects that the company has targeted.

Shares of Polypore International underperformed during the quarter following a tepid near-term outlook for the company’s lithium-ion business. Walter Energy, provider of low cost metallurgical coal lagged during the quarter.

The commentary provided above was from the former sub-adviser of the Fund, Allianz Global Investors who was the manager of the Fund until May 1, 2013.

Strong stock selection in the financials and consumer discretionary sectors were the largest contributors to relative results from May through to year end. Our stock selection in the industrials sector detracted from relative performance, as did the Fund’s cash position.

Euronet Services was the largest contributor to the Fund’s performance during the period. Euronet owns the infrastructure that consumers in Europe use to make payments for their prepaid mobile phone service. We believe this business creates a steady revenue stream as customers continue to use the infrastructure to make payments to continue their phone service. Finally, Euronet Services also operates a money transfer business, which saw improved results for money transfers in the U.S.-Mexico corridor. The stock was up significantly in the second quarter as all three business units performed well.

Broadridge Financial Solutions was another top contributor to the performance. Broadridge provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. Among a number of services, the company is responsible for distributing proxy information on behalf of corporations to a wide network of broker dealers, financial advisors and mutual funds. We believe the wide network Broadridge has set up among these investor bases is a competitive advantage for the company. The stock was up after the SEC approved fees for Broadridge’s proxy services at a rate higher than the market had expected.

RealD was our largest detractor. The company makes 3-D technology for the theater industry. The portion of total box office revenues going to 3-D movies has been falling, however, which has weighed on the stock. We are monitoring the position due to those concerns.

Sodastream was another large detractor. The company creates products that allow consumers to make their own carbonated beverages at home at a much lower cost than buying those drinks at a grocery or convenience store. U.S. growth has been slower than expected in recent months, which has negatively impacted the stock, but we continue to have conviction in the company’s long-term growth potential.

The commentary provided above was from the current sub-adviser of the Fund, Janus Capital Management who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

Janus Capital Management LLC

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Small Cap Growth Fund on December 31, 2003 would have grown to $15,115. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2003 would have grown to $24,571.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Small Cap Growth Fund	37.60%	19.57%	4.22%
Russell 2000 Growth Index	43.30%	22.58%	9.41%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Technology	32.1%
Industrials	21.4%
Consumer Discretionary	16.0%
Healthcare	15.2%
Financials	6.5%
Energy	6.0%
Materials & Processing	1.3%
Consumer Staples	1.2%
Telecommunications	0.3%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 38.93% for the twelve-month period ending December 31, 2013, compared to the 34.52% return for its benchmark, the Russell 2000 Value Index, for the same time period.

In the Fund for the year, investments in the financials and materials sectors contributed positively to results, whereas the consumer discretionary and health care sectors detracted from performance.

For the year, within the financials sector, American Equity Investment Life Holding was a top contributor to relative returns. During the year, American Equity, a leading underwriter of fixed index and fixed rate annuities, reported earnings supported by stronger annuity sales and a rise in assets under management. Shares continued to gradually trade higher throughout the fourth quarter as investors were positive on third quarter earnings which exceeded expectations. As American Equity is highly levered to an improving U.S. economy, the company appears to be well positioned to benefit in a rising interest rate environment and we’re positive on its opportunity to take advantage of a potentially steepening yield curve.

During the year, we initiated a position in Esterline Technologies, a specialized manufacturer of engineered technology serving the aerospace and defense markets. We are positive on the new management team’s opportunity to build shareholder value, specifically by improving internal operations and integrating recent acquisitions. As a result, we believe the company has significant opportunities for operating margin expansion, and additionally we believe that the shares are attractive by a number of different valuation metrics. We also started a position in Spectrum Brands, a consumer products company which manufacturers various items ranging from hearing aid batteries and portable lighting to pet supplies and bug repellants. Spectrum has been steadily improving its balance sheet through debt reduction and lower interest expense, and we believe this should drive higher free cash flow and capital returns to shareholders going forward.

During the year, we exited our position in Ocwen Financial, a financial services company specializing in the servicing of non-prime mortgage loans, and a stock that has performed well in the portfolio over the past several years. Overall our fundamental thesis, supported by the company’s unique low-cost business model, its commitment to efficiency, and above-average return profile, remained intact; however, strict to our discipline, we exited the stock after its strong performance run and appreciation in market capitalization. We also sold out of our position in EPR Properties, a real estate investment trust (REIT) focused on entertainment related properties. Although EPR Properties has a premium yield and trades at a discount compared to the sector overall, we exited the position in order to reduce our exposure to yield-oriented names as we believe they may underperform in rising interest rate environments. We currently see more attractive opportunities in more economically sensitive REITs, and thus have transitioned capital into these types of stocks.

Despite strong 2013 performance, we believe U.S. equities have further upside as the U.S. economy accelerates and as real earnings growth serves as a fundamental driver of performance going forward. We believe that U.S. corporate fundamentals remain solid, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value. While we acknowledge that the potential for headwinds remain, such as geopolitical risks associated with developments in the Middle East, or political gridlock in Washington D.C., we ultimately remain constructive on the direction of U.S. equity markets, and believe that there are ample tailwinds including the strengthening U.S. housing and employment markets, which should continue to provide a favorable backdrop for equities.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management, LP

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Small Cap Value Fund on December 31, 2003 would have grown to $25,265. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2003 would have grown to $22,836.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Small Cap Value Fund	38.93%	21.23%	9.71%
Russell 2000 Value Index	34.52%	17.64%	8.61%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Financials	37.2%
Industrials	14.0%
Technology	10.7%
Consumer Discretionary	10.0%
Materials & Processing & Processing	7.3%
Energy	6.8%
Healthcare	5.7%
Utilities	5.6%
Consumer Staples	2.1%
Telecommunications	0.6%

100.0%

[2]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 38.13% for the twelve-month period ending December 31, 2013, compared to the 38.82% return for its benchmark, the Russell 2000 Index, for the same time period.

Relieved by the orderly mitigation of a fearsome fiscal retrenchment in the U.S., global equities surged as trading opened in 2013. The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further decreases of sovereign financial strains. Growth prospects looked buoyant enough to inspire visions of a great rotation out of bonds and into equities.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renascent optimism on U.S. and Japanese growth to broadly positive investment performance. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. The watershed event of the second quarter arrived on May 22, when U.S. Federal Reserve Chairman Ben Bernanke suggested during congressional testimony that asset purchases might slow if economic conditions continued to improve.

During the third quarter, affection for the U.S. dollar began slipping well before the Fed failed to follow through with reduced accommodation, allowing energy and metal prices to lead commodities to their best quarter of 2013. While the approach of potentially bitter U.S. fiscal negotiations brought September to a cautious close, the month and the quarter wound up with plenty of positive returns. Perhaps the most notable result was outperformance of non-U.S. assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

As the year came to a close, the developed equity markets chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance. On December 18, investors took kindly to the formal Fed decision to slow asset purchases, as the associated statement implied that actual rate hikes may be delayed even longer. The dovish tone served to corroborate the resiliently accommodative stance of all the major central banks, which had already drawn fresh attention in early November, when the European Central Bank cut rates quickly in response to a starkly lower inflation reading for October. Share prices had little choice but to flourish against the backdrop of bountiful financial conditions and restrained volatility.

Independence Capital Management, Inc.

Investment Adviser

SSgA Fund Management, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Small Cap Index Fund on August 25, 2008 would have grown to $16,987. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on August 25, 2008 would have grown to $17,024.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Small Cap Index Fund	38.13%	19.39%	10.40%
Russell 2000 Index	38.82%	20.08%	10.45%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 12/31/13

Percent of Total Investments[3]
Financials	22.6%
Technology	17.9%
Industrials	14.5%
Consumer Discretionary	13.8%
Healthcare	13.2%
Energy	5.5%
Materials & Processing	4.9%
Consumer Staples	3.8%
Utilities	3.0%
Telecommunications	0.8%

100.0%

[3]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 21.08% for the twelve-month period ending December 31, 2013, compared to the 23.29% return for its benchmark, the MSCI EAFE Index, for the same time period.

The turn of the calendar brought renewal of risk appetites and resumption of investment flows, fueled by fresh optimism that economic activity might steadily reaccelerate through the course of the year. Continued weakness in the yen signaled the approach of new dynamism at the Bank of Japan, while the euro rallied progressively to one-year highs on further reductions of sovereign financial strains. Even in January, the troubles of the yen began to infect emerging market currencies, and by early February, equity traders could no longer neglect the burden of an appreciated euro. Graft allegations in Spain and unsettled elections in Italy made it even easier for European shares to surrender momentum, while an accommodative Bank of England and a credit downgrade of the UK weighed heavily on the British pound. A revived U.S. dollar and worries over tighter property rules in China took their toll on commodity prices, but sentiment stabilized in early March with the affirmation of an official 7.5% objective for Chinese growth in 2013.

Despite electoral indecision in Italy and banking turmoil in Cyprus during the opening months of 2013, global financial markets rode renewed optimism on U.S. and Japanese growth to broadly positive investment performance. That constructive momentum carried easily into April, as the formal announcement of aggressive policy measures in Japan delivered an additional boost to the economic outlook and falling bond yields on the eurozone periphery relieved concerns about regional financial contagion. With weak U.S. employment figures reassuring investors that any retracement of monetary accommodation remained a distant prospect, both bonds and stocks appreciated nicely. Commodities faltered, however, after Chinese growth data failed to meet expectations, and the arrival of much firmer U.S. payroll data in early May achieved little more than stabilization for metals prices. But the better jobs numbers jolted bond yields from their slumber, with Japanese government debt selling off abruptly when the yen sank to four-year lows against the U.S. dollar.

Undergirded by the ongoing support of major central banks, financial assets worldwide delivered healthy returns across a broad front during the third quarter of 2013. Muted inflation pressures and signs of stability in Europe helped equity valuations ratchet higher, outweighing mixed earnings prospects and heightened tensions in the Middle East. The most notable result was outperformance of non-US assets, which have recently regained considerable relative ground after lagging starkly during the first half of the year.

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, developed equity markets during 2013 chalked up one of their best years in recent memory. In the US, the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance.

Independence Capital Management, Inc.

Investment Adviser

SSgA Fund Management, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Developed International Index Fund on August 25, 2008 would have grown to $12,343. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on August 25, 2008 would have grown to $12,844.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Developed International Index Fund	21.08%	11.54%	4.01%
MSCI EAFE Index	23.29%	12.96%	4.78%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/13

Percent of Total Investments[3]
Japan	21.1%
United Kingdom	19.2%
France	9.4%
Germany	9.4%
Switzerland	9.4%
Australia	7.4%
Netherlands	5.0%
Spain	3.3%
Sweden	3.2%
Hong Kong	2.9%
Italy	2.0%
Singapore	1.4%
Belgium	1.2%
Denmark	1.1%
Finland	0.9%
Norway	0.7%
Ireland	0.6%
Israel	0.4%
Luxembourg	0.4%
Austria	0.3%
Portugal	0.2%
Bermuda	0.1%
Guernsey	0.1%
Jersey	0.1%
Macau	0.1%
New Zealand	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned 5.97% for the twelve-month period ending December 31, 2013, compared to the 23.29% return for its benchmark, the MSCI EAFE Index, for the same time period.

Relative performance during the year was negatively affected by our out-of-index holdings in India and stock selection in the United Kingdom. Performance was supported by our lack of exposure to Singapore and our stock selection in Hong Kong.

On a sector level, the Fund’s stock selection in energy, combined with its underweight exposure to the sector, contributed positively to relative performance. Detracting from results for the year was our selection of Financials and Materials names.

We find it helpful to revisit constantly the foundations on which we invest. Our investment philosophy is built on the premise that long-term returns are driven by the underlying profit growth of the companies we invest in. We believe an important driver of growth into the future will be derived from the creation of wealth and national assets across the Emerging Markets (EM).

Of course, identifying individual franchises in which to invest involves a lot more than just thinking about broad trends. The bulk of our research team’s effort involves assessing individual firms’ micro-fundamentals and management quality; not every company selling to the EM consumer is going to do well. But, all else being equal, leverage to the growth of EM middle classes should be a positive, not a negative.

In our view, the market may be getting ahead of itself in assuming that a strong European recovery is around the corner. Since the summer of 2012 — when many commentators were predicting the break-up of the euro — the sentiment has swung to the other extreme. Discussions of the system’s structural flaws, such as high unemployment in the periphery, German reliance on exports to Asia and arguably inappropriate monetary policy elsewhere, seem to have stopped. While the “muddling through” scenario seems the most likely for the eurozone, it will probably come at the cost of slower growth for an extended period. Without a substantial improvement in credit availability, it would be irresponsible, in our view, to assume a sharp economic recovery in the eurozone.

In the fourth quarter, relative performance was negatively affected by our stock selection in Switzerland and France. Performance was supported by our underweight exposures to Japan and Brazil. Our stock selection in Brazil also contributed positively to relative results. The strategy’s stock selection in energy and consumer discretionary contributed positively to relative performance for the fourth quarter, while our selection of materials and financials names detracted.

A new position for the Fund during the quarter was Roche Holding in the health care sector. Roche is a leading pharmaceutical company with a dominant oncology franchise. The company traditionally has been quite productive in terms of new drug development, driven by a scientific culture and strong commitment to R&D. In addition, Roche’s stronghold in cancer gives it better understanding of the disease biology, while the in-house diagnostic business provides synergies with drug development. Over the past year, Roche has made significant progress in introducing next generation products to extend its core Herceptin and Rituxan franchises, providing greater visibility into the company’s ability to grow its base business longer term. Roche is also a leader in the emerging class of immu-notherapy drugs, which has the potential to become another major franchise for the company.

Names that contributed to relative performance include: Sands China, Core Laboratories, Rolls-Royce Holdings, HDFC Bank and Persimmon. Names that detracted from relative performance were: UBS, Fresnillo, Goldcorp, Bureau Veritas and Newcrest Mining.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the International Equity Fund on December 31, 2003 would have grown to $24,419. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2003 would have grown to $20,409.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
International Equity Fund	5.97%	11.85%	9.34%
MSCI EAFE Index	23.29%	12.96%	7.39%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
United Kingdom	22.8%
Switzerland	18.2%
India	9.7%
France	8.3%
Canada	7.5%
Netherlands	6.8%
United States	5.0%
Denmark	3.3%
Ireland	3.0%
Australia	2.4%
Mexico	2.3%
Hong Kong	1.9%
Germany	1.7%
China	1.6%
Spain	1.3%
Japan	1.2%
Brazil	0.9%
Italy	0.8%
Sweeden	0.7%
Indonesia	0.5%
Thailand	0.1%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –1.13% for the twelve-month period ending December 31, 2013, compared to the –2.27% return for its benchmark, the MSCI Emerging Markets Index, for the same time period.

Since mid-2011, emerging markets equities have underperformed those of developed markets as emerging markets’ economic growth has been reset downward, which has disappointed investor expectations. We think two main fault lines will continue to negatively affect emerging market returns: China’s excessive credit expansion over the last four years and growing investor concerns about countries with current account deficits that are vulnerable to the tapering of quantitative easing (QE) in the U.S. In countries affected by a Chinese slowdown — particularly Brazil, Russia and South Africa — earnings have been weaker than consensus expected. Countries with large current account deficits, such as Indonesia and Turkey, will continue to remain a concern.

Our stock selection in China and South Africa were among the primary contributors to performance during the year. An underweight allocation to Brazil, along with stock selection in Eastern Europe, Russia and India, also benefited performance.

The main detractors from results were our stock selection in Indonesia, and an overweight allocation to and stock selection in Thailand. Our stock selection and underweight allocation to Taiwan also dampened performance, as did stock selection in Korea.

As mentioned above, we believe two major fault lines will continue to negatively affect emerging market equities. First, China’s credit growth has been excessive and could contribute to an eventual economic slowdown that is likely to surprise consensus expectations. Second, current account deficits in various countries are likely to remain a concern. However, we note there are nuanced differences in the drivers and direction of each country’s current account situation and we think investors will eventually consider such differentiation.

In the Fund, we remain confident in our underweight to China and China-related plays via commodities and commodities-oriented markets such as Brazil, Russia and South Africa. In regard to the challenges from rising U.S. bond yields, we remain focused on being overweight those countries that we believe are fundamentally sound but had suffered collateral damage in 2013 — including the

Philippines, Mexico, Thailand and Poland. These are countries that have not experienced excessive credit growth since the global financial crisis and whose balance of payments is improving. We consider Eastern Europe a well-placed region to benefit from a European growth recovery. German economic growth continues to create positive spillover effects for Poland and the rest of Eastern Europe, where industrial indicators continue to signal expansion. The Philippines remains an underpenetrated market for financial products and we expect gross domestic product (GDP) growth to continue to be buoyant, driven in part by healthy investment and infrastructure spending. In these cases, we have added to our positions and bought on weakness. We have a preference for countries that exhibit constructive reform agendas, sustainable levels of investment-to-GDP and compelling earnings prospects.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management, Inc.

Investment Sub-Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Emerging Markets Equity Fund on August 25, 2008 would have grown to $11,448. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on August 25, 2008 would have grown to $11,702.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Emerging Markets Equity Fund	(1.13)%	13.74%	2.56%
MSCI Emerging Markets Index	(2.27)%	15.15%	3.63%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Portfolio Composition as of 12/31/13

Percent of Total Investments[3]
South Korea	16.8%
China	10.2%
India	7.2%
Mexico	7.2%
Taiwan	7.1%
Brazil	7.0%
Phillippines	5.0%
Thailand	4.4%
Malaysia	3.5%
Hong Kong	3.3%
Poland	2.8%
Russia	2.8%
South Africa	2.6%
United States	2.3%
Switzerland	2.0%
Autria	1.8%
Turkey	1.7%
Indonesia	1.6%
United Kingdom	1.6%
Spain	1.3%
Portugal	1.2%
Peru	1.1%
Hungary	1.0%
Czech Republic	0.8%
Columbia	0.7%
Netherlands	0.7%
Panama	0.7%
Chile	0.6%
Japan	0.5%
Cyprus	0.4%
Qatar	0.1%

100.0%

[3]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 3.13% for the twelve-month period ending December 31, 2013, compared to the 2.47% return for its benchmark, the FTSE NAREIT Equity REIT Index, for the same time period.

In 2013, U.S. commercial real estate continued to see strengthening demand across all property sectors, driven by an improving labor market, a housing recovery, increased corporate spending and a stronger global economy. At the same time, new supply remained at a multi-decade low, giving many commercial landlords the leverage to raise rents as existing space was absorbed. As a result, REITs reported generally strong growth in cash flows and, as of the third quarter, had raised dividend payouts by an average of 9% from the prior year.

Against this positive fundamental backdrop, REIT shares were negatively affected by a sharp rise in Treasury yields and concerns of higher interest rates in the near term. On May 22nd, the Federal Reserve said it could begin to taper its quantitative easing (QE) program if data continued to show improvements in employment and broader economic growth. Investors responded by selling any asset they perceived as being sensitive to interest rates, including REITs. After rising 20% year to date through May 21st, REITs fell 15% through the remainder of the year.

Stock selection in the apartment sector was the largest contributor to relative performance, as we had underweight positions or did not invest in several securities that underperformed. We were also overweight BRE Properties, which received a takeover bid from Essex Property Trust in December. Stock selection was also a positive factor in the diversified sector, due largely to our overweight in Vornado. In the hotel sector, our stock selection and overweight contributed to relative performance, helped by out-of-index allocations to several non-REIT lodging corporations, which were relatively unaffected by interest-rate concerns. Among these were two notable IPOs from the fourth quarter — Hilton Worldwide and Extended Stay America — which performed well after their debut.

Factors that detracted from relative performance included our underweights in both free standing REITs and the relatively small manufactured home sector. Stock selection in the health care sector also detracted from returns, although this was more than offset by the benefit of our underweight. The positive effect from our overweight in shopping center REITs compensated for the negative impact of stock selection in the sector.

While there may be periods of volatility as QE tapering commences, we expect REITs’ performance profile to improve in 2014, as strengthening real estate fundamentals should outweigh further headwinds from rising Treasury yields. Furthermore, if the public market continues to price REIT properties below what they are worth to private investors, more REITs could look for strategic alternatives to realize the value of their assets, potentially providing a backstop to REIT valuations.

While we expect all property sectors to benefit from rising employment, our focus is on those we believe are the most attractively valued in the context of rising employment and consumer spending. In particular, we favor owners of high quality retail assets, many of which trade at compelling valuations and continue to see healthy demand from national and regional retailers. We also see attractive value in offices located in urban markets benefiting from job growth in technology, media and life sciences. In the apartment sector, we expect household formation to accelerate as new jobs are added to the economy, releasing pent up demand for all forms of housing. By contrast, we have become more cautious toward industrial REITs, as we believe the market has underestimated the potential for increased supply. We remain cautious toward companies that own health care facilities and suburban offices.

Independence Capital Management, Inc.

Investment Adviser

Cohen & Steers Capital Management, Inc.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Cumulative Performance Comparison

December 31, 2003 — December 31, 2013

An investment of $10,000 in the Real Estate Securities Fund on December 31, 2003 would have grown to $20,467. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT Equity REIT Index, during the same period. A $10,000 investment in the FTSE NAREIT Equity REIT Index on December 31, 2003 would have grown to $22,452.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	10 Year
Real Estate Securities Fund	3.13%	15.19%	7.42%
FTSE NAREIT Equity REIT Index	2.47%	16.50%	8.42%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Portfolio Composition as of 12/31/13

Percent of Total Investments[2]
Regional Malls	17.9%
Apartments	14.6%
Office Property	12.5%
Diversified	10.1%
Healthcare	9.4%
Strip Centers	8.6%
Storage & Warehousing	7.0%
Hotels and Resorts	6.2%
Building & Real Estate	6.1%
Industrial	5.7%
Lodging	1.9%

100.0%

[2]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 22.49% for the twelve-month period ending December 31, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 33.55% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.02%, for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this underperformance versus its benchmark was the Fund’s underlying fund allocation within the developed international and emerging market equity funds.

The Fund’s fixed income allocation underperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Aggressive Allocation Fund on August 25, 2008 would have grown to $14,389. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $16,866. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,888.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Aggressive Allocation Fund	22.49%	15.30%	7.03%
Russell 3000 Index	33.55%	18.71%	9.69%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	4.44%	4.85%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/13

International Stocks	22.0%
Large Cap Value Stocks	17.0%
Large Growth Stocks	15.0%
Emerging Markets	10.0%
Mid Cap Value Stocks	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 19.16% for the twelve-month period ending December 31, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 33.55% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.02%, for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Hindering the Fund’s equity performance versus its benchmark was the Fund’s underlying fund allocation within the developed international and emerging market equity funds.

The Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Contributing to the fixed income allocation’s performance was its underlying exposure to high yield fixed income.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Moderately Aggressive Allocation Fund on August 25, 2008 would have grown to $15,101. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $16,866. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,888.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Moderately Aggressive Allocation Fund	19.16%	14.14%	8.00%
Russell 3000 Index	33.55%	18.71%	9.69%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	4.44%	4.85%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/13

International Stocks	19.0%
Large Cap Value Stocks	15.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 14.11% for the twelve-month period ending December 31, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 33.55% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.02%, for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderate Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Contributing to this underperformance versus its benchmark was the Fund’s underlying fund allocation within the developed international and emerging market equity funds.

The Fund’s fixed income allocation outperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Aiding the fixed income allocation’s performance was the underlying fund allocation to high yield fixed income.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Moderate Allocation Fund on August 25, 2008 would have grown to $14,006. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $16,866. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,888.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Moderate Allocation Fund	14.11%	11.51%	6.49%
Russell 3000 Index	33.55%	18.71%	9.69%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	4.44%	4.85%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/13

Intermediate Bonds	21.0%
International Stocks	14.0%
Large Cap Value Stocks	12.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 9.35% for the twelve-month period ending December 31, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 33.55% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.02%, for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is consists of domestic equity funds comprised of large capitalization and mid capitalization funds as well as developed international equity funds and the fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

The Moderately Conservative Allocation Fund’s fixed income allocation performed in line with the Barclays Capital U.S. Aggregate Bond Index for the one-year time period. Aiding the fixed income asset allocation performance was the Fund’s underlying fund allocation to high yield.

At the broad asset class level, the performance of the Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Hindering the Fund’s equity asset allocation performance versus its benchmark was the Fund’s underlying fund allocation within the developed international and emerging market equity funds.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Moderately Conservative Allocation Fund on August 25, 2008 would have grown to $13,369. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $16,866. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,888.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Moderately Conservative Allocation Fund	9.35%	9.09%	5.57%
Russell 3000 Index	33.55%	18.71%	9.69%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	4.44%	4.85%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Asset Allocation Target as of 12/31/13

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 4.43% for the twelve-month period ending December 31, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 33.55% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.02%, for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s asset class exposure to high yield, short term bonds and cash outperformed the Barclays Capital U.S. Aggregate Bond Index for the one-year period, thus, asset allocation had a positive contribution on performance during the period.

The Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index. The Fund’s underlying fund allocations within the international equity space hindered its equity performance during the period.

As a result of the annual analysis of the asset class allocations of the Fund, performed each year following the end of the third quarter, the overall asset classes remained unchanged and will continue to be effective until the next annual review. However, the Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Cumulative Performance Comparison

August 25, 2008 — December 31, 2013

An investment of $10,000 in the Conservative Allocation Fund on August 25, 2008 would have grown to $12,657. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on August 25, 2008 would have grown to $16,866. A $10,000 investment in the Barclays Capital U.S. Aggregate Bond Index on August 25, 2008 would have grown to $12,888.

Average Annual Total Returns1 as of 12/31/13

	1 Year	5 Year	Since Inception[2]
Conservative Allocation Fund	4.43%	6.27%	4.50%
Russell 3000 Index	33.55%	18.71%	9.69%
Barclays Capital U.S. Aggregate Bond Index	(2.02)%	4.44%	4.85%

[1]

The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

[2]	The Fund’s inception date was August 25, 2008.

Asset Allocation Target as of 12/31/13

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning July 1, 2013 and held through December 31, 2013. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2013.

Disclosure of Fund Expenses

For the Period July 1, 2013 to December 31, 2013

Expense Table

	Beginning Value July 1, 2013	Ending Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During Period *
Money Market Fund
Actual	$1,000.00	$1,000.10	0.13%	$0.66
Hypothetical	$1,000.00	$1,024.54	0.13%	$0.66
Limited Maturity Bond Fund
Actual	$1,000.00	$1,002.60	0.57%	$2.88
Hypothetical	$1,000.00	$1,022.30	0.57%	$2.91

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2013	Ending Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During Period *
Quality Bond Fund
Actual	$1,000.00	$1,000.80	0.56%	$2.82
Hypothetical	$1,000.00	$1,022.35	0.56%	$2.86
High Yield Bond Fund
Actual	$1,000.00	$1,062.02	0.85%	$4.42
Hypothetical	$1,000.00	$1,020.87	0.85%	$4.34
Flexibly Managed Fund
Actual	$1,000.00	$1,110.40	0.83%	$4.42
Hypothetical	$1,000.00	$1,020.97	0.83%	$4.24
Balanced Fund
Actual	$1,000.00	$1,094.50	0.19%	$1.00
Hypothetical	$1,000.00	$1,024.24	0.19%	$0.97
Large Growth Stock Fund
Actual	$1,000.00	$1,253.00	0.90%	$5.11
Hypothetical	$1,000.00	$1,020.61	0.90%	$4.59
Large Cap Growth Fund
Actual	$1,000.00	$1,168.70	0.89%	$4.87
Hypothetical	$1,000.00	$1,020.66	0.89%	$4.54
Large Core Growth Fund
Actual	$1,000.00	$1,243.10	0.88%	$4.98
Hypothetical	$1,000.00	$1,020.71	0.88%	$4.49
Large Cap Value Fund
Actual	$1,000.00	$1,168.60	0.88%	$4.81
Hypothetical	$1,000.00	$1,020.71	0.88%	$4.49
Large Core Value Fund
Actual	$1,000.00	$1,140.70	0.87%	$4.59
Hypothetical	$1,000.00	$1,020.76	0.87%	$4.44
Index 500 Fund
Actual	$1,000.00	$1,161.30	0.35%	$1.91
Hypothetical	$1,000.00	$1,023.42	0.35%	$1.79
Mid Cap Growth Fund
Actual	$1,000.00	$1,214.50	0.98%	$5.47
Hypothetical	$1,000.00	$1,020.20	0.98%	$5.00
Mid Cap Value Fund
Actual	$1,000.00	$1,157.60	0.82%	$4.46
Hypothetical	$1,000.00	$1,020.02	0.82%	$4.19
Mid Core Value Fund
Actual	$1,000.00	$1,128.90	1.08%	$5.80
Hypothetical	$1,000.00	$1,019.69	1.08%	$5.51
SMID Cap Growth Fund
Actual	$1,000.00	$1,210.10	1.05%	$5.85
Hypothetical	$1,000.00	$1,019.85	1.05%	$5.36

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value July 1, 2013	Ending Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During Period *
SMID Cap Value Fund
Actual	$1,000.00	$1,176.40	1.14%	$6.25
Hypothetical	$1,000.00	$1,019.39	1.14%	$5.82
Small Cap Growth Fund
Actual	$1,000.00	$1,263.50	1.06%	$6.05
Hypothetical	$1,000.00	$1,019.79	1.06%	$5.41
Small Cap Value Fund
Actual	$1,000.00	$1,198.90	1.13%	$6.26
Hypothetical	$1,000.00	$1,019.44	1.13%	$5.77
Small Cap Index Fund
Actual	$1,000.00	$1,194.60	0.55%	$3.04
Hypothetical	$1,000.00	$1,022.40	0.55%	$2.81
Developed International Index Fund
Actual	$1,000.00	$1,173.80	0.59%	$3.23
Hypothetical	$1,000.00	$1,022.19	0.59%	$3.01
International Equity Fund
Actual	$1,000.00	$1,063.20	1.18%	$6.14
Hypothetical	$1,000.00	$1,019.18	1.18%	$6.02
Emerging Markets Equity Fund
Actual	$1,000.00	$1,052.60	1.68%	$8.69
Hypothetical	$1,000.00	$1,016.63	1.68%	$8.58
Real Estate Securities Fund
Actual	$1,000.00	$971.90	1.00%	$4.97
Hypothetical	$1,000.00	$1,020.10	1.00%	$5.10
Aggressive Allocation Fund
Actual	$1,000.00	$1,132.80	0.33%	$1.77
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,114.50	0.31%	$1.65
Hypothetical	$1,000.00	$1,023.62	0.31%	$1.58
Moderate Allocation Fund
Actual	$1,000.00	$1,087.50	0.31%	$1.63
Hypothetical	$1,000.00	$1,023.62	0.31%	$1.58
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,059.60	0.32%	$1.66
Hypothetical	$1,000.00	$1,023.57	0.32%	$1.68
Conservative Allocation Fund
Actual	$1,000.00	$1,033.70	0.33%	$1.69
Hypothetical	$1,000.00	$1,023.52	0.33%	$1.68

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — 66.8%
Aerospace & Defense — 3.5%
Rockwell Collins, Inc.
0.160%, 01/07/14	$2,000	$1,999,956
0.180%, 01/16/14	2,300	2,299,839

		4,299,795

Beverages — 4.8%
Brown Forman Corp.
0.110%, 01/09/14	1,000	999,978
0.120%, 01/16/14	5,000	4,999,767

		5,999,745

Chemicals — 0.6%
Air Products & Chemicals Corp. 0.150%, 02/19/14	755	754,849

Commercial Services — 0.5%
Tyco International Ltd. 0.240%, 01/17/14	620	619,938

Diversified Financial Services — 13.5%
Queensland Treasury Corp.
0.130%, 01/29/14	1,500	1,499,854
0.120%, 02/20/14	1,800	1,799,706
0.140%, 03/10/14	2,500	2,499,349
Reckitt & Benckiser Treasury Services PLC
0.400%, 01/06/14	1,300	1,299,942
0.300%, 05/19/14	500	499,429
0.270%, 05/28/14	1,000	998,905
0.310%, 09/03/14	1,200	1,197,479
0.340%, 09/08/14	1,000	997,648
WGL Holdings, Inc.
0.150%, 01/10/14	800	799,973
0.140%, 01/16/14	1,755	1,754,905
0.140%, 01/24/14	2,000	1,999,829
0.150%, 01/29/14	1,500	1,499,831

		16,846,850

Diversified Operations — 1.6%
Koch Industries, Inc. 0.110%, 01/31/14	2,000	1,999,823

Electric — 22.3%
Basin Electric Power 0.100%, 02/04/14	6,200	6,199,432
IDACORP, Inc. 0.250%, 01/22/14	315	314,956
NSTAR Electrical Co. 0.060%, 01/02/14	6,000	6,000,000
Oglethorpe Power Corp.
0.150%, 01/13/14	4,556	4,555,791
0.170%, 01/15/14	500	499,969
0.200%, 01/15/14	427	426,969
0.200%, 01/21/14	745	744,922
Southern Co. 0.150%, 01/30/14	6,000	5,999,300
Wisconsin Power and Light Co. 0.060%, 01/02/14	3,000	3,000,000

		27,741,339

	Par (000)	Value†

Healthcare Services — 5.0%
United Healthcare Corp. 0.130%, 01/06/14	$6,200	$6,199,910

Machinery — Diversified — 5.0%
Rockwell Automation, Inc.
0.130%, 01/06/14	1,200	1,199,983
0.140%, 01/14/14	5,000	4,999,766

		6,199,749

Media — 2.4%
The Walt Disney Co. 0.120%, 04/08/14	3,000	2,999,040

Miscellaneous Manufacturing — 1.9%
Illinois Tool Works, Inc. 0.090%, 02/05/14	2,000	1,999,830
Pall Corp. 0.260%, 01/08/14	400	399,983

		2,399,813

Oil & Gas — 5.7%
Enbridge Energy Co., Inc. 0.280%, 01/17/14	500	499,942
Exxon Mobil Corp. 0.010%, 01/02/14	6,000	6,000,000
Northern Illinois Gas Co. 0.220%, 01/08/14	600	599,978

		7,099,920

TOTAL COMMERCIAL PAPER (Cost $83,160,771)		83,160,771

CORPORATE BONDS — 2.1%
Beverages — 1.6%
Anheuser-Busch Inbev Worldwide, Inc. 1.500%, 07/14/14	2,000	2,012,495

Diversified Financial Services — 0.5%
General Electric Capital Corp. 1.093%, 01/07/14•	650	650,083

TOTAL CORPORATE BONDS (Cost $2,662,578)		2,662,578

MUNICIPAL NOTES — 29.2%
City of Minneapolis 0.060%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority
0.050%, 10/01/30•	2,800	2,800,000
0.060%, 04/01/43•	1,145	1,145,000
Iowa Finance Authority
0.060%, 07/01/34•	1,165	1,165,000
0.060%, 01/01/39•	900	900,000
Kansas State Department of Transportation 0.040%, 09/01/22•	3,100	3,100,000
Minnesota Housing Finance Agency 0.060%, 07/01/36•	4,000	4,000,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Money Market Fund

	Par (000)	Value†
MUNICIPAL NOTES — (continued)
Pennsylvania Turnpike Commission 0.120%, 07/15/41•	$5,000	$5,000,000
South Dakota Housing Development Authority 0.060%, 05/01/39•	5,000	5,000,000
State of Texas 0.060%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.250%, 01/01/19•	2,900	2,900,000
Wisconsin Housing & Economic Development Authority 0.060%, 09/01/22•	4,000	4,000,000

TOTAL MUNICIPAL NOTES (Cost $36,300,000)		36,300,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	2,396,574	2,396,574
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $2,396,580)		2,396,580

TOTAL INVESTMENTS — 100.0% (Cost $124,519,929)		$124,519,929

†	See Security Valuation Note.
•	Variable Rate Security. Rates shown represents rates in effect as of 12/31/2013.

PLC — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$65,046,455	52.3%	52.3%
8 — 14 days	12,355,468	9.9%	62.2%
15 — 30 days	23,160,021	18.6%	80.8%
31 — 60 days	12,753,640	10.2%	91.0%
61 — 90 days	2,499,349	2.0%	93.0%
91 — 120 days	2,999,040	2.4%	95.4%
121 — 150 days	1,498,334	1.2%	96.6%
over 150 days	4,207,622	3.4%	100%

	$124,519,929	100.0%

Average Weighted Maturity — 25 days

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMERCIAL PAPER	$83,160,771	$—	$83,160,771	$—
CORPORATE BONDS	2,662,578	—	2,662,578	—
MUNICIPAL NOTES	36,300,000	__	36,300,000	__
SHORT-TERM INVESTMENTS	2,396,580	2,396,580	—	—

TOTAL INVESTMENTS	$124,519,929	$2,396,580	$122,123,349	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 3.8%
Federal Home Loan Mortgage Corporation — 0.8%
1.375%, 02/25/14	$2,000	$2,003,664

Federal National Mortgage Association — 3.0%
1.625%, 10/26/15	7,000	7,152,957

TOTAL AGENCY OBLIGATIONS (Cost $9,147,452)		9,156,621

ASSET BACKED SECURITIES — 11.4%
Ally Master Owner Trust 1.540%, 09/15/19	1,000	992,846
Americredit Automobile Receivables Trust 2013-5 2.290%, 11/08/19	1,000	1,000,028
Cabela’s Master Credit Card Trust 0.697%, 02/18/20 144A @,•	3,000	3,011,124
Capital One Multi-Asset Execution Trust 0.960%, 09/16/19	1,050	1,044,809
Chase Issuance Trust 07-B1, B1 0.417%, 04/15/19•	2,398	2,369,092
Citibank Credit Card Issuance Trust 1.110%, 07/23/18	2,000	2,007,188
Conseco Financial Corp. 7.650%, 04/15/19	22	22,552
Discover Card Execution Note Trust 1.040%, 04/15/19	735	734,307
Entergy Arkansas Restoration Funding LLC 2.300%, 08/01/21	961	984,529
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	13	12,710
Ford Credit Auto Owner Trust 1.970%, 05/15/19	1,800	1,804,484
Ford Credit Floorplan Master Owner Trust A 1.490%, 09/15/19	1,000	994,251
FRS I LLC 1.800%, 04/15/43 144A @	895	888,377
GE Capital Credit Card Master Note Trust 0.950%, 06/15/18	2,000	2,007,476
GE Equipment Transportation LLC Series 2013-1 1.540%, 03/24/21	1,000	984,978
Golden Credit Card Trust 1.390%, 07/15/19 144A @	2,000	1,997,842
Hyundai Auto Lease Securitization Trust 2012-A 0.920%, 08/17/15 144A @	1,500	1,503,277
NYCTL 2013-A Trust 1.190%, 11/10/26 144A @	688	688,307
Popular ABS Mortgage Pass-Through Trust 2004-4 4.628%, 09/25/34•	12	12,519
SACO I, Inc. 1.065%, 06/25/35 144A @,•	321	305,285
Springleaf Funding Trust 2013-A 2.580%, 09/15/21 144A @	1,000	998,545
Volvo Financial Equipment LLC Series 2013-1 1.620%, 08/17/20 144A @	1,000	996,149

	Par (000)	Value†

World Financial Network Credit Card Master Trust 1.760%, 05/17/21	$1,782	$1,778,860

TOTAL ASSET BACKED SECURITIES (Cost $27,230,729)		27,139,535

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.4%
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR11 5.391%, 03/11/39•	2	1,769
Boca Hotel Portfolio Trust 2013-BOCA 1.917%, 08/15/26 144A @,•	1,000	1,001,699
EMAC Owner Trust 2000-1 7.459%, 01/15/27 144A @,•	360	262,162
Fannie Mae Connecticut Avenue Securities 2.165%, 10/25/23•	975	979,625
FDIC Commercial Mortgage Trust 2012-C1 A 0.841%, 05/25/35 144A @,•	2,465	2,468,511
FHLMC Multifamily Structured Pass Through K501-A1 1.337%, 06/25/16	1,621	1,634,121
FREMF Mortgage Trust Series 2013-KF02 Class C 4.165%, 12/25/45 144A @	1,998	2,027,982
Hilton USA Trust 2013-HLF 2.919%, 11/05/30 144A @,•	1,000	1,000,072
JPMorgan Chase Commercial Mortgage Securities Trust 2013-INN 2.317%, 10/15/30 144A @,•	1,000	1,000,982

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $10,431,250)		10,376,923

CORPORATE BONDS — 35.9%
Aerospace & Defense — 0.9%
BAE Systems PLC 3.500%, 10/11/16 144A @	1,000	1,045,350
Lockheed Martin Corp. 2.125%, 09/15/16	1,000	1,025,988

		2,071,338

Agriculture — 0.4%
Altria Group, Inc. 4.125%, 09/11/15	1,000	1,055,244

Airlines — 0.5%
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	1,044	1,189,767

Auto Manufacturers — 0.4%
Daimler Finance North America LLC 1.250%, 01/11/16 144A @	1,000	1,000,706

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc. 2.600%, 12/01/16	1,105	1,142,545

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Banks — 3.0%
Bank of Montreal 2.850%, 06/09/15 144A @	$1,000	$1,033,800
Bank of Nova Scotia 1.050%, 03/20/15 144A @	1,000	1,007,900
Commonwealth Bank of Australia 3.492%, 08/13/14 144A @	1,000	1,020,337
Royal Bank of Canada 1.450%, 09/09/16	1,000	1,014,159
The Toronto-Dominion Bank 1.625%, 09/14/16 144A @	2,000	2,035,400
Westpac Banking Corp. 3.585%, 08/14/14 144A @	1,000	1,019,843

		7,131,439

Beverages — 2.0%
Anheuser-Busch InBev Worldwide, Inc. 0.800%, 07/15/15	1,000	1,004,977
Brown-Forman Corp. 2.500%, 01/15/16	1,400	1,446,050
Coca-Cola Enterprises, Inc. 2.125%, 09/15/15	1,000	1,019,356
SABMiller Holdings, Inc. 1.850%, 01/15/15 144A @	1,000	1,011,987
The Coca-Cola Co. 1.800%, 09/01/16	240	245,765

		4,728,135

Biotechnology — 0.9%
Amgen, Inc. 2.500%, 11/15/16	1,000	1,034,955
Celgene Corp. 2.450%, 10/15/15	1,000	1,027,285

		2,062,240

Chemicals — 0.5%
Ecolab, Inc. 1.000%, 08/09/15	1,200	1,203,733

Diversified Financial Services — 3.9%
American Honda Finance Corp. 1.125%, 10/07/16	1,000	1,004,087
Caisse Centrale Desjardins du Quebec 2.550%, 03/24/16 144A @	3,000	3,121,500
General Electric Capital Corp.
1.000%, 12/11/15	1,000	1,008,011
2.300%, 04/27/17	1,000	1,027,873
John Deere Capital Corp. 1.050%, 10/11/16	1,000	1,002,877
Toyota Motor Credit Corp. 1.000%, 02/17/15	1,000	1,006,772
USAA Capital Corp. 2.250%, 12/13/16 144A @	1,000	1,025,179

		9,196,299

	Par (000)	Value†

Electric — 1.7%
Duke Energy Corp. 2.150%, 11/15/16	$1,000	$1,024,846
LG&E and KU Energy LLC 2.125%, 11/15/15	1,000	1,017,505
NextEra Energy Capital Holdings, Inc. 1.339%, 09/01/15	1,000	1,006,660
Peco Energy Co. 1.200%, 10/15/16	1,000	1,002,878

		4,051,889

Electronics — 0.4%
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	1,000	995,655

Energy-Alternate Sources — 0.4%
BP Capital Markets PLC 1.700%, 12/05/14	1,000	1,012,613

Environmental Control — 0.4%
Waste Management, Inc. 2.600%, 09/01/16	1,000	1,032,171

Food — 1.5%
ConAgra Foods, Inc. 1.300%, 01/25/16	1,000	1,001,733
Mondelez International, Inc. 4.125%, 02/09/16	1,000	1,060,158
Unilever Capital Corp. 0.450%, 07/30/15	1,000	1,000,253
WM Wrigley Jr. Co. 1.400%, 10/21/16 144A @	500	500,757

		3,562,901

Gas — 0.4%
Florida Gas Transmission Co., LLC 4.000%, 07/15/15 144A @	1,000	1,042,663

Healthcare Products — 1.4%
Baxter International, Inc. 0.950%, 06/01/16	1,000	999,892
Covidien International Finance S.A. 1.350%, 05/29/15	1,317	1,326,662
Zimmer Holdings, Inc. 1.400%, 11/30/14	1,000	1,006,472

		3,333,026

Healthcare Services — 0.9%
Quest Diagnostics, Inc. 5.450%, 11/01/15	1,000	1,077,843
WellPoint, Inc. 1.250%, 09/10/15	1,000	1,006,951

		2,084,794

Insurance — 0.9%
Metropolitan Life Global Funding I 2.000%, 01/09/15 144A @	1,000	1,016,178
Principal Life Global Funding II 1.000%, 12/11/15 144A @	1,000	1,002,035

		2,018,213

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Internet — 0.4%
Google, Inc. 2.125%, 05/19/16	$1,000	$1,033,193

Machinery — Diversified — 0.5%
Xylem, Inc. 3.550%, 09/20/16	1,165	1,223,665

Media — 1.8%
NBCUniversal Media LLC 3.650%, 04/30/15	1,000	1,039,999
Thomson Reuters Corp
0.875%, 05/23/16	1,000	992,963
1.300%, 02/23/17	1,000	995,589
Time Warner, Inc. 5.875%, 11/15/16	1,000	1,128,173

		4,156,724

Mining — 0.8%
BHP Billiton Finance USA Ltd. 1.125%, 11/21/14	1,000	1,007,200
Rio Tinto Finance USA PLC 0.794%, 06/19/15•	1,000	1,002,375

		2,009,575

Oil & Gas — 0.4%
BG Energy Capital PLC 2.500%, 12/09/15 144A @	1,000	1,032,081

Oil & Gas Services — 0.9%
Cameron International Corp. 1.150%, 12/15/16	1,000	996,694
Schlumberger Investment SA 1.950%, 09/14/16 144A @	1,035	1,055,964

		2,052,658

Pharmaceuticals — 3.6%
AbbVie, Inc. 1.200%, 11/06/15	2,000	2,020,328
Express Scripts Holding Co. 3.125%, 05/15/16	1,000	1,043,713
Mckesson Corp. 0.950%, 12/04/15	500	499,678
Mead Johnson Nutrition Co. 3.500%, 11/01/14	1,000	1,021,932
Merck & Co., Inc. 0.700%, 05/18/16	1,000	998,249
Perrigo Co., PLC 1.300%, 11/08/16 144A @	1,000	996,534
Takeda Pharmaceutical Co., Ltd. 1.031%, 03/17/15 144A @	2,000	2,010,002

		8,590,436

Pipelines — 1.3%
Enbridge, Inc. 4.900%, 03/01/15	1,000	1,045,685
Kinder Morgan Energy Partners LP 3.500%, 03/01/16	1,000	1,045,967

	Par (000)	Value†

Pipelines — (continued)
TransCanada PipeLines Ltd. 0.750%, 01/15/16	$1,000	$997,496

		3,089,148

Retail — 0.9%
Costco Wholesale Corp. 5.500%, 03/15/17	1,000	1,123,290
CVS Caremark Corp. 1.200%, 12/05/16	1,000	1,001,015

		2,124,305

Semiconductors — 0.8%
Micron Semiconductor Asia Pte Ltd. 1.258%, 01/15/19	1,000	996,507
Samsung Electronics America, Inc. 1.750%, 04/10/17 144A @	1,000	993,596

		1,990,103

Telecommunications — 2.1%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	1,000	1,029,170
AT&T, Inc. 0.900%, 02/12/16	1,000	994,919
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,008,812
Deutsche Telekom International Finance B.V. 3.125%, 04/11/16 144A @	1,000	1,041,532
Verizon Communications, Inc. 2.500%, 09/15/16	1,000	1,034,036

		5,108,469

Transportation — 0.9%
Burlington Northern Santa Fe LLC 5.650%, 05/01/17	1,000	1,121,511
Canadian National Railway Co. 1.450%, 12/15/16	1,000	1,007,092

		2,128,603

Trucking and Leasing — 0.5%
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,071,294

TOTAL CORPORATE BONDS (Cost $85,138,206)		85,525,625

COMMERCIAL PAPER — 0.8%
Gas — 0.4%
Nisource Finance 0.700%, 01/14/14	1,000	999,747

Pipelines — 0.4%
DCP Midstream 0.800%, 01/07/14	1,000	999,867

TOTAL COMMERCIAL PAPER (Cost $1,999,614)		1,999,614

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Limited Maturity Bond Fund

	Par (000)	Value†
MUNICIPAL NOTES — 0.4%
Regional — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,842)	$1,000	$1,035,950

RESIDENTIAL MORTGAGE BACKED SECURITIES — 1.4%
Collateralized Mortgage Obligations — 0.8%
Fannie Mae REMICS 0.565%, 11/25/39•	1,994	1,994,590

Fannie Mae Pool — 0.6%
4.000%, 06/01/20	286	303,482
2.577%, 12/01/33•	575	613,943
2.522%, 04/01/34•	183	194,527
2.440%, 07/01/36•	167	176,778

		1,288,730

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,224,051)		3,283,320

U.S. TREASURY OBLIGATIONS — 33.5%
U.S. Treasury Note
1.750%, 01/31/14	2,000	2,002,656
1.750%, 03/31/14	5,000	5,020,115
1.875%, 04/30/14	5,650	5,682,442
2.375%, 09/30/14	3,000	3,049,806
4.250%, 11/15/14	12,100	12,526,804
2.250%, 01/31/15	730	746,254
4.000%, 02/15/15	7,850	8,183,013
0.250%, 12/15/15	5,000	4,988,865
2.000%, 04/30/16	19,000	19,656,089
0.500%, 06/15/16	18,000	17,981,712

TOTAL U.S. TREASURY OBLIGATIONS (Cost $79,337,062)		79,837,756

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 8.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	20,029,247	20,029,247
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	407	407
Fidelity Institutional Prime Money Market Portfolio	1,020	1,020
Fidelity Institutional Prime Money Market Portfolio - Class I	198	198
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77

	Number of Shares	Value†

Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	$5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $20,031,173)		20,031,173

TOTAL INVESTMENTS — 100.0% (Cost $237,539,379)		$238,386,517

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security. Rates shown represents rates in effect as of 12/31/2013.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 12/31/2013††
United States	86%
Canada	7
United Kingdom	2
Australia	1
Japan	1
Luxembourg	1
Netherlands	1
Other	1

Total	100%

†† % of total investments as of December 31, 2013

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Limited Maturity Bond Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$79,837,756	$—	$79,837,756	$—
AGENCY OBLIGATIONS	9,156,621	—	9,156,621	—
ASSET BACKED SECURITIES	27,139,535	—	27,139,535	—
COMMERCIAL MORTGAGE BACKED SECURITIES	10,376,923	—	10,376,923	—
CORPORATE BONDS	85,525,625	—	85,525,625	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	3,283,320	—	3,283,320	—
COMMERCIAL PAPER	1,999,614	—	1,999,614	—
MUNICIPAL NOTES	1,035,950	—	1,035,950	—
SHORT-TERM INVESTMENTS	20,031,173	20,031,173	—	—

TOTAL INVESTMENTS	$238,386,517	$20,013,173	$218,355,344	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 1.3%
Federal National Mortgage Association — 1.3%
5.000%, 04/15/15 144A @
(Cost $6,820,624)	$6,750	$7,159,064

ASSET BACKED SECURITIES — 2.3%
Conseco Financial Corp. 7.240%, 11/15/28•	461	246,170
GE Capital Credit Card Master Note Trust 0.950%, 06/15/18	5,000	5,018,690
Hyundai Auto Lease Securitization Trust 2012-A 0.920%, 08/17/15 144A @	4,000	4,008,740
SACO I, Inc. 1.065%, 06/25/35 144A @,•	963	915,854
Springleaf Funding Trust 2013-A 2.580%, 09/15/21 144A @	2,000	1,997,090

TOTAL ASSET BACKED SECURITIES (Cost $12,400,827)		12,186,544

COMMERCIAL MORTGAGE BACKED SECURITIES — 4.4%
Boca Hotel Portfolio Trust 2013-BOCA
1.317%, 08/15/26 144A @,•	777	778,808
1.917%, 08/15/26 144A @,•	1,000	1,001,699
CFCRE Commercial Mortgage Trust 4.961%, 04/15/44 144A @,•	1,000	1,076,833
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,642,662
EMAC Owner Trust 2000-1 7.463%, 01/15/27 144A @,•	721	524,325
FHLMC Multifamily Structured Pass Through Trust Series K032 3.310%, 05/25/23	10,000	9,880,640
FREMF Mortgage Trust Series 2013-K28 Class C 3.494%, 03/25/23 144A @,•	1,000	807,792
FREMF Mortgage Trust Series 2013-K35 Class C 3.947%, 12/15/45 144A @,•	1,000	836,074
FREMF Mortgage Trust Series 2013-KF02 Class C 4.165%, 12/25/45 144A @,•	1,998	2,027,982
Hilton USA Trust 2013-HLT 4.407%, 11/05/30 144A @	1,000	1,000,816
JP Morgan Chase Commercial Mortgage Securities Trust 2013-INN 1.567%, 10/15/30 144A @,•	2,000	2,003,810
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	1,500	1,645,443

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $22,876,862)		23,226,884

	Par (000)	Value†
CORPORATE BONDS — 24.3%
Aerospace & Defense — 0.5%
Lockheed Martin Corp. 3.350%, 09/15/21	$1,000	$992,201
Northrop Grumman Corp. 3.250%, 08/01/23	1,000	932,755
United Technologies Corp. 3.100%, 06/01/22	1,000	977,782

		2,902,738

Agriculture — 0.6%
Altria Group, Inc. 4.750%, 05/05/21	1,000	1,073,161
Cargill, Inc. 6.125%, 09/15/36 144A @	1,000	1,130,278
Japan Tobacco, Inc. 2.100%, 07/23/18 144A @	1,000	997,235

		3,200,674

Airlines — 0.5%
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 07/15/25 144A @	1,000	967,500
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	401	457,603
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821%, 08/10/22	1,009	1,137,788

		2,562,891

Banks — 1.7%
Bank of America Corp. 5.650%, 05/01/18	1,000	1,138,269
Bank of Montreal 2.850%, 06/09/15 144A @	1,000	1,033,800
JPMorgan Chase & Co. 6.000%, 01/15/18	1,700	1,957,511
Northern Trust Corp. 3.375%, 08/23/21	500	507,376
Royal Bank of Canada 1.450%, 09/09/16	1,000	1,014,159
The Bank of New York Mellon Corp. 2.100%, 08/01/18	1,000	996,260
The Goldman Sachs Group, Inc. 5.250%, 07/27/21	1,000	1,094,842
5.750%, 01/24/22	1,000	1,125,688

		8,867,905

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,000	1,248,659
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,001,601

		2,250,260

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Biotechnology — 0.8%
Amgen, Inc. 4.950%, 10/01/41	$1,000	$950,064
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,178,941
Genentech, Inc. 5.250%, 07/15/35	1,000	1,053,771
Gilead Sciences, Inc. 4.400%, 12/01/21	1,000	1,067,949

		4,250,725

Chemicals — 0.3%
EI du Pont de Nemours & Co. 4.150%, 02/15/43	1,000	882,182
Praxair, Inc. 3.000%, 09/01/21	1,000	980,757

		1,862,939

Computers — 0.4%
Hewlett-Packard Co. 2.600%, 09/15/17	1,000	1,016,045
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,218,624

		2,234,669

Diversified Financial Services — 3.0%
American Honda Finance Corp. 3.800%, 09/20/21 144A @	1,000	1,016,310
Caisse Centrale Desjardins du Quebec 2.550%, 03/24/16 144A @	2,000	2,081,000
Carobao Leasing LLC 1.829%, 09/07/24	4,479	4,306,105
General Electric Capital Corp. 6.150%, 08/07/37	1,000	1,166,680
5.875%, 01/14/38	1,000	1,139,114
Safina Ltd. 2.000%, 12/30/23	4,413	4,299,049
Toyota Motor Credit Corp. 3.400%, 09/15/21	1,000	1,015,179
USAA Capital Corp. 2.250%, 12/13/16 144A @	1,000	1,025,179

		16,048,616

Electric — 1.1%
Commonwealth Edison Co. 6.150%, 09/15/17	500	577,770
Duke Energy Progress, Inc. 2.800%, 05/15/22	1,000	952,682
Enel Finance International NV 6.250%, 09/15/17 144A @	1,000	1,116,822
Georgia Power Co. 4.300%, 03/15/42	1,000	899,610
International Transmission Co. 4.625%, 08/15/43 144A @	1,000	976,321
PacifiCorp 6.250%, 10/15/37	1,000	1,192,270

		5,715,475

	Par (000)	Value†

Electronics — 0.2%
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	$1,000	$991,043

Engineering & Construction — 0.2%
ABB Finance USA, Inc. 4.375%, 05/08/42	1,000	916,404

Food — 1.2%
ConAgra Foods,Inc. 1.900%, 01/25/18	1,000	981,665
Hillshire Brands Co. 2.750%, 09/15/15	1,000	1,028,324
Kraft Foods Group, Inc. 5.000%, 06/04/42	1,000	985,792
Mondelez Internatonal, Inc. 6.750%, 02/19/14	500	503,875
Unilever Capital Corp. 0.850%, 08/02/17	2,000	1,946,936
WM Wrigley Jr. Co. 2.400%, 10/21/18 144A @	1,000	993,867

		6,440,459

Gas — 0.7%
Boston Gas Co. 4.487%, 02/15/42 144A @	1,000	945,311
Centrica PLC 5.375%, 10/16/43 144A @	1,000	1,007,051
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	982,174
SEMCO Energy, Inc. 5.150%, 04/21/20 144A @	1,000	1,037,703

		3,972,239

Healthcare Products — 1.9%
Baxter International, Inc. 3.200%, 06/15/23	1,000	955,349
Becton Dickinson and Co. 3.125%, 11/08/21	1,000	969,364
CareFusion Corp. 3.300%, 03/01/23 144A @	1,103	1,007,922
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,145,562
3.200%, 06/15/22	1,000	964,286
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,000	994,164
Medtronic, Inc. 4.000%, 04/01/43	1,000	881,352
St Jude Medical, Inc. 4.750%, 04/15/43	1,000	947,748
Stryker Corp. 2.000%, 09/30/16	1,000	1,027,397
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,089,275

		9,982,419

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 0.2%
Cigna Corp. 4.375%, 12/15/20	$1,000	$1,063,954

Insurance — 0.4%
American International Group, Inc. 4.875%, 06/01/22	1,000	1,074,823
Berkshire Hathaway, Inc. 4.500%, 02/11/43	1,000	924,446

		1,999,269

Investment Companies — 0.2%
Ares Capital Corp. 4.875%, 11/30/18	1,000	1,023,566

Media — 0.8%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,332,125
NBCUniversal Media LLC 4.375%, 04/01/21	1,000	1,058,422
Time Warner Cable, Inc. 8.750%, 02/14/19	700	834,989
Viacom, Inc. 5.850%, 09/01/43	1,000	1,051,222

		4,276,758

Mining — 0.4%
BHP Billiton Finance (USA) Ltd. 5.000%, 09/30/43	1,000	1,016,741
Corp Nacional del Cobre de Chile 3.000%, 07/17/22 144A @	1,000	899,516

		1,916,257

Miscellaneous Manufacturing — 0.4%
Illinois Tool Works, Inc. 4.875%, 09/15/41	1,000	984,998
Siemens Financieringsmaatschappij NV 6.125%, 08/17/26 144A @	1,000	1,153,930

		2,138,928

Oil & Gas — 2.3%
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,025,821
BP Capital Markets PLC 4.500%, 10/01/20	1,000	1,080,415
Chevron Corp 2.355%, 12/05/22	1,000	909,588
Occidental Petroleum Corp. 3.125%, 02/15/22	1,000	973,971
Petrobras International Finance Co. 6.750%, 01/27/41	1,000	930,433
Petroleos Mexicanos 1.950%, 12/20/22 W.I.	1,900	1,867,533
2.000%, 12/20/22	2,700	2,659,856
Shell International Finance BV 4.550%, 08/12/43	1,000	975,343
Statoil, ASA 3.150%, 01/23/22	1,000	976,581

	Par (000)	Value†

Oil & Gas — (continued)
Total Capital International SA 3.700%, 01/15/24	$1,000	$988,774

		12,388,315

Oil & Gas Services — 0.4%
Halliburton Co. 4.500%, 11/15/41	1,000	950,447
Schlumberger Oilfield PLC 4.200%, 01/15/21 144A @	1,000	1,056,987

		2,007,434

Pharmaceuticals — 1.9%
AbbVie, Inc. 1.200%, 11/06/15	1,000	1,010,164
Express Scripts Holding Co. 3.900%, 02/15/22	1,000	1,000,950
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,088,272
Merck Sharp & Dohme Corp. 6.400%, 03/01/28	1,000	1,209,552
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,033,337
Perrigo Co. PLC 4.000%, 11/15/23 144A @	1,000	981,095
Sanofi 4.000%, 03/29/21	1,000	1,047,613
Takeda Pharmaceutical Co., Ltd. 1.625%, 03/17/17 144A @	2,000	1,995,564
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	1,000	980,820

		10,347,367

Pipelines — 0.6%
DCP Midstream LLC 6.750%, 09/15/37 144A @	1,000	1,068,380
Energy Transfer Partners LP 5.950%, 10/01/43	1,000	1,014,514
Kinder Morgan Energy Partners LP 5.000%, 03/01/43	1,000	922,953

		3,005,847

Retail — 0.6%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	1,091,368
5.300%, 12/05/43	1,000	1,034,163
Wal-Mart Stores, Inc. 3.250%, 10/25/20	1,000	1,021,106

		3,146,637

Semiconductors — 0.2%
Intel Corp. 4.000%, 12/15/32	1,000	921,675

Software — 0.4%
Microsoft Corp. 3.625%, 12/15/23	1,000	1,001,563

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Software — (continued)
Oracle Corp. 3.625%, 07/15/23	$1,000	$991,967

		1,993,530

Telecommunications — 1.2%
America Movil SAB de CV 3.125%, 07/16/22	1,000	923,148
AT&T, Inc.
3.875%, 08/15/21	1,000	1,013,100
5.350%, 09/01/40	1,000	989,432
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,008,812
Verizon Communications, Inc.
4.600%, 04/01/21	1,000	1,056,309
6.400%, 09/15/33	1,000	1,150,121

		6,140,922

Transportation — 0.6%
Burlington Northern Santa Fe LLC 5.150%, 09/01/43	1,000	1,015,883
Federal Express Corp 1999 Pass Through Trust 7.650%, 01/15/22	1,215	1,469,587
Union Pacific Corp. 2.950%, 01/15/23	1,000	924,219

		3,409,689

Trucking and Leasing — 0.2%
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,071,294

TOTAL CORPORATE BONDS (Cost $126,036,319)		129,050,898

MUNICIPAL NOTES — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,683)	2,000	2,071,900

MUNICIPAL BONDS — 1.5%
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,104,830
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,113,400
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,158,680
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,521,020
South Carolina State Public Service Authority 5.784%, 12/01/41	2,000	2,030,140

Total MUNICIPAL BONDS (Cost $7,002,228)		7,928,070

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 16.0%
Collateralized Mortgage Obligations — 1.0%
Fannie Mae REMICS 0.566%, 11/25/39•	$1,994	$1,994,590
Freddie Mac REMICS 0.508%, 05/15/37•	3,374	3,379,159

		5,373,749

Fannie Mae Pool — 8.1%
5.000%, 07/01/23	911	970,970
2.522%, 04/01/34•	549	583,582
2.440%, 07/01/36•	555	589,259
2.382%, 08/01/36•	498	530,715
2.853%, 05/01/37•	503	530,146
4.000%, 08/01/39	3,931	4,047,591
4.000%, 11/01/40	3,709	3,820,355
3.500%, 03/01/41	1,715	1,705,282
2.500%, 01/01/43	3,680	3,334,265
2.500%, 02/01/43	10,694	9,690,636
2.500%, 05/01/43	12,681	11,490,271
4.000%, 08/01/43	3,143	3,238,092
3.500%, 09/01/43	2,236	2,223,211

		42,754,375

Freddie Mac Gold Pool — 2.6%
3.000%, 01/01/26	4,981	5,077,760
3.500%, 12/01/40	4,846	4,813,568
3.500%, 01/01/41	3,182	3,160,495
3.500%, 02/01/41	944	937,919

		13,989,742

Ginnie Mae Pool — 4.3%
6.000%, 10/15/38	736	816,625
6.000%, 10/15/38	627	696,465
4.000%, 04/15/39	4,786	4,981,226
4.000%, 06/15/39	3,559	3,702,679
4.500%, 02/15/40	5,475	5,850,822
3.500%, 10/20/41	6,860	6,931,004
9.000%, 10/15/30	8	7,924

		22,986,745

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $84,322,778)		85,104,611

U.S. TREASURY OBLIGATIONS — 44.4%
U.S. Treasury Bond
5.500%, 08/15/28	2,800	3,451,437
3.500%, 02/15/39	3,320	3,126,507
4.375%, 05/15/40	100	108,625
3.125%, 11/15/41	3,900	3,368,625
2.750%, 11/15/42	450	355,781
3.125%, 02/15/43	3,685	3,155,281
2.875%, 05/15/43	3,425	2,776,658
3.625%, 08/15/43	4,450	4,203,510
3.750%, 11/15/43	5,670	5,481,297
U.S. Treasury Note
1.750%, 01/31/14	6,000	6,007,968
1.875%, 02/28/14	7,000	7,019,684

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Quality Bond Fund

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Note — (continued)
4.250%, 11/15/14	$5,000	$5,176,365
4.000%, 02/15/15	10,900	11,362,400
0.250%, 07/31/15	1,000	999,961
0.375%, 08/31/15	3,700	3,705,635
2.125%, 12/31/15	10,270	10,623,031
2.625%, 02/29/16	5,000	5,237,500
1.500%, 07/31/16	3,050	3,119,577
0.625%, 08/15/16	1,150	1,150,269
0.625%, 12/15/16	33,300	33,164,735
0.875%, 12/31/16	3,750	3,758,205
0.625%, 08/31/17	12,000	11,775,000
0.625%, 11/30/17	52,000	50,700,000
0.750%, 03/31/18	4,900	4,760,654
2.375%, 06/30/18	2,350	2,437,206
1.500%, 08/31/18	11,400	11,342,111
2.750%, 02/15/19	9,100	9,535,089
3.125%, 05/15/19	5,300	5,647,812
3.375%, 11/15/19	475	510,922
1.000%, 11/30/19	11,100	10,429,660
2.000%, 11/15/21	2,200	2,099,797
1.750%, 05/15/23	875	788,662
2.500%, 08/15/23	3,300	3,169,030
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	5,451,919

TOTAL U.S. TREASURY OBLIGATIONS (Cost $235,811,074)		236,000,913

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	28,646,819	28,646,819
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	312	312
Fidelity Institutional Prime Money Market Portfolio	714	714
Fidelity Institutional Prime Money Market Portfolio - Class I	272	272
Wells Fargo Advantage Government Money Market Fund - Institutional Class	52	52
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $28,648,618)		28,648,618

TOTAL INVESTMENTS — 100.0% (Cost $525,919,013)		$531,377,502

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security. Rates shown represents rates in effect as of 12/31/2013.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 12/31/2013††
United States	94%
Canada	1
Japan	1
Luxembourg	1
Mexico	1
United Kingdom	1
Other	1

Total	100%

††	% of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$236,000,913	$—	$236,000,913	$—
AGENCY OBLIGATION	7,159,064	—	7,159,064	—
ASSET BACKED SECURITIES	12,186,544	—	12,186,544	—
COMMERCIAL MORTGAGE BACKED SECURITIES	23,226,884	—	23,226,884	—
CORPORATE BONDS	129,050,898	—	129,050,898	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	85,104,611	—	85,104,611	—
MUNICIPAL NOTES	2,071,900	—	2,071,900	—
MUNICIPAL BONDS	7,928,070	—	7,928,070	—
SHORT-TERM INVESTMENTS	28,648,618	28,648,618	—	—

TOTAL INVESTMENTS	$531,377,502	$28,648,618	$502,728,884	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
ASSET BACKED SECURITIES — 0.4%
Continental Airlines 2009-2 Class A, Pass Through Trust 7.25%, 11/10/19	$41	$47,293
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17 144A @^	30	33,758
Continental Airlines 2012-3 Class C Pass Through Certificates 6.125%, 04/29/18	325	339,625
GTP Acquisition Partners I LLC 7.628%, 06/15/16 144A @	250	268,193

TOTAL ASSET BACKED SECURITIES (Cost $646,785)		688,869

	Number of Shares	Value†
COMMON STOCKS — 1.5%
Airlines — 0.2%
Delta Air Lines, Inc.	11,200	307,664

Auto Manufacturers — 0.2%
General Motors Co.*	9,300	380,091

Auto Parts & Equipment — 0.1%
TRW Automotive Holdings Corp.*	3,825	284,542

Electric — 0.0%
NRG Yield, Inc., Class A	2,200	88,022

Entertainment — 0.0%
New Cotai Participation Class B*144A @^~	1	24,557

Media — 0.2%
Liberty Global PLC, Class A*	4,100	364,859

Oil & Gas — 0.4%
Antero Resources Corp.*	4,500	285,480
PBF Energy, Inc.	6,100	191,906
Range Resources Corp.	2,300	193,913

		671,299

Packaging and Containers — 0.2%
Smurfit Kappa Group PLC	11,850	291,645

Real Estate — 0.1%
The Howard Hughes Corp.*	1,600	192,160

Telecommunications — 0.1%
Crown Castle International Corp.*	1,750	128,502

TOTAL COMMON STOCKS (Cost $1,952,944)		2,733,341

PREFERRED STOCKS — 0.7%
Banks — 0.5%
Ally Financial, Inc.144A @	500	478,750
GMAC Capital Trust I	18,100	483,994

		962,744

Media — 0.1%
Spanish Broadcasting System, Inc.*^	179	143,200

	Number of Shares	Value†

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^~	725	$0

Telecommunications — 0.1%
Crown Castle International Corp.*	2,450	245,098

TOTAL PREFERRED STOCKS (Cost $1,290,439)		1,351,042

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.1%
Diversified — 0.1%
American Tower Corp. (Cost $73,106)	$1,375	109,753

CORPORATE BONDS — 91.7%
Advertising — 0.3%
MDC Partners, Inc. 6.750%, 04/01/20 144A @	525	549,281

Aerospace & Defense — 0.5%
Accudyne Industries LLC 7.750%, 12/15/20 144A @	225	238,500
Ducommun, Inc. 9.750%, 07/15/18	300	333,750
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	350	377,562

		949,812

Airlines — 1.3%
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 07/15/25 144A @	70	67,725
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	75	75,188
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @^	200	201,500
United Continental Holdings, Inc.
6.375%, 06/01/18	325	339,625
6.000%, 12/01/20	375	374,063
8.000%, 07/15/24	275	275,825
6.000%, 07/15/26	75	64,500
6.000%, 07/15/28	100	84,250
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	75	75,957
US Airways 2012-2 Class B, Pass Through Trust 6.750%, 06/03/21	35	37,129
US Airways Group, Inc. 6.125%, 06/01/18	725	730,437

		2,326,199

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Apparel — 0.9%
Hanesbrands, Inc. 6.375%, 12/15/20	$250	$273,125
Levi Strauss & Co. 6.875%, 05/01/22	200	220,000
QS Wholesale, Inc.
7.875%, 08/01/18 144A @	175	189,875
10.000%, 08/01/20	325	367,250
The William Carter Co. 5.250%, 08/15/21 144A @	500	507,500
Wolverine World Wide, Inc. 6.125%, 10/15/20	100	107,000

		1,664,750

Auto Manufacturers — 1.5%
Chrysler Group LLC 8.250%, 06/15/21	1,125	1,279,687
CNH Finance Europe S.A. 6.250%, 03/09/18	275	428,919
General Motors Co. 6.250%, 10/02/43 144A @	250	259,688
Jaguar Land Rover Automotive PLC 5.625%, 02/01/23 144A @	600	600,000
Navistar International Corp. 8.250%, 11/01/21	175	181,125

		2,749,419

Auto Parts & Equipment — 1.9%
Affinia Group, Inc. 7.750%, 05/01/21	75	78,750
Allison Transmission, Inc. 7.125%, 05/15/19 144A @	350	377,125
American Axle & Manufacturing, Inc.
5.125%, 02/15/19	100	102,750
6.250%, 03/15/21	200	212,500
6.625%, 10/15/22	175	184,187
Dana Holding Corp. 5.375%, 09/15/21	375	376,406
Delphi Corp.
5.875%, 05/15/19	75	79,313
6.125%, 05/15/21	100	110,875
5.000%, 02/15/23	200	205,750
Gestamp Funding Luxembourg S.A. 5.625%, 05/31/20 144A @	300	305,250
Pittsburgh Glass Works LLC 8.000%, 11/15/18 144A @	175	184,188
Schaeffler Finance BV 4.750%, 05/15/21 144A @	400	399,000
Schaeffler Holding Finance BV PIK (Cash coupon 6.875%, PIK 7.625%) 08/15/18 144A @	250	265,000
The Goodyear Tire & Rubber Co.
8.250%, 08/15/20	250	279,375
8.750%, 08/15/20	100	117,000
6.500%, 03/01/21	300	318,000

		3,595,469

	Par (000)	Value†

Banks — 2.7%
ABN AMRO Bank NV 4.310%, 03/29/49•	$350	$478,849
Ally Financial, Inc.
7.500%, 09/15/20	325	378,625
8.000%, 11/01/31	225	269,156
Barclays PLC
8.000%, 12/15/49•	200	277,092
8.250%, 12/31/49•	475	489,250
CIT Group, Inc.
4.250%, 08/15/17	350	364,437
6.625%, 04/01/18 144A @	500	561,875
5.375%, 05/15/20	300	318,750
5.000%, 08/15/22	225	219,375
Credit Suisse Group AG 7.500%, 12/11/49 144A @ •	250	264,063
Provident Funding Associates LP
10.125%, 02/15/19 144A @	100	109,000
6.750%, 06/15/21 144A @	300	298,500
Synovus Financial Corp.
5.125%, 06/15/17	600	619,500
7.875%, 02/15/19	300	336,750

		4,985,222

Beverages — 0.2%
Constellation Brands, Inc. 6.000%, 05/01/22	300	320,250

Building Materials — 3.2%
Ainsworth Lumber Co. Ltd. 7.500%, 12/15/17 144A @	92	98,900
Associated Materials LLC 9.125%, 11/01/17	675	720,562
Builders FirstSource, Inc. 7.625%, 06/01/21 144A @	250	261,250
Building Materials Corp. of America 6.750%, 05/01/21 144A @	250	270,625
Cemex Finance LLC 9.375%, 10/12/22 144A @	295	332,613
Cemex S.A.B. de CV 9.000%, 01/11/18 144A @	765	839,587
Euramax International, Inc. 9.500%, 04/01/16	325	325,813
Interline Brands, Inc. PIK 10.000%, 11/15/18	125	136,563
Nortek, Inc.
10.000%, 12/01/18	300	331,125
8.500%, 04/15/21	350	387,625
Reliance Intermediate Holdings LP 9.500%, 12/15/19 144A @	225	245,250
Summit Materials LLC 10.500%, 01/31/20	250	275,000
Texas Industries, Inc. 9.250%, 08/15/20	200	222,750
USG Corp.
9.750%, 01/15/18	450	532,125
8.375%, 10/15/18 144A @	50	54,375
5.875%, 11/01/21 144A @	100	104,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Building Materials — (continued)
Vulcan Materials Co. 7.500%, 06/15/21	$300	$342,000
Wienerberger AG 6.500%, 12/29/49•	325	438,497

		5,918,660

Chemicals — 2.8%
Celanese U.S. Holdings LLC 4.625%, 11/15/22	450	430,875
Ciech Group Financing AB 9.500%, 11/30/19 144A @	250	392,110
Hexion US Finance Corp.
8.875%, 02/01/18	600	623,250
6.625%, 04/15/20	575	589,375
Huntsman International LLC
8.625%, 03/15/20	50	55,313
4.875%, 11/15/20	125	123,125
Ineos Finance PLC 8.375%, 02/15/19 144A @	375	417,187
Ineos Group Holdings S.A. 6.125%, 08/15/18 144A @	200	201,000
Kerling PLC 10.625%, 02/01/17 144A @	200	291,649
Momentive Performance Materials, Inc.
8.875%, 10/15/20	125	131,563
9.000%, 01/15/21	750	658,125
PolyOne Corp.
7.375%, 09/15/20	150	165,750
5.250%, 03/15/23	250	243,750
PQ Corp. 8.750%, 05/01/18 144A @	475	517,750
US Coatings Acquisition, Inc.
5.750%, 02/01/21 144A @	100	143,772
7.375%, 05/01/21 144A @	150	159,938

		5,144,532

Coal — 0.4%
Foresight Energy LLC 7.875%, 08/15/21 144A @	275	282,562
Murray Energy Corp. 8.625%, 06/15/21 144A @	375	388,125
Peabody Energy Corp. 6.000%, 11/15/18	75	79,875

		750,562

Commercial Services — 2.9%
Alliance Data Systems Corp. 6.375%, 04/01/20 144A @	275	288,063
American Capital Ltd. 6.500%, 09/15/18 144A @	325	338,812
Ashtead Capital, Inc. 6.500%, 07/15/22 144A @	125	133,281
Ceridian Corp. 8.875%, 07/15/19 144A @	125	143,750
CoreLogic, Inc. 7.250%, 06/01/21	350	379,750
Europcar Groupe S.A. 11.500%, 05/15/17 144A @	225	360,669

	Par (000)	Value†

Commercial Services — (continued)
FTI Consulting, Inc.
6.750%, 10/01/20	$75	$81,000
6.000%, 11/15/22	200	202,500
H&E Equipment Services, Inc. 7.000%, 09/01/22	150	163,500
Igloo Holdings Corp. PIK (Cash coupon 8.250%, PIK 9.000%) 12/15/17 144A @	175	178,281
Jaguar Holding Co. I PIK (Cash coupon 9.375%, PIK 10.125%) 10/15/17 144A @	100	105,750
Jaguar Holding Co. II 9.500%, 12/01/19 144A @	350	393,750
Laureate Education, Inc. 9.250%, 09/01/19 144A @	500	543,750
Lender Processing Services, Inc. 5.750%, 04/15/23	425	439,875
Nord Anglia Education UK Holdings PLC 10.250%, 04/01/17 144A @	425	466,437
Safway Group Holding LLC 7.000%, 05/15/18 144A @	125	131,875
ServiceMaster Co. 8.000%, 02/15/20	125	127,500
TransUnion Holding Co, Inc. PIK (Cash coupon 8.125%, PIK 8.875%) 06/15/18	150	158,250
Truven Health Analytics, Inc. 10.625%, 06/01/20	125	141,406
United Rentals North America, Inc. 6.125%, 06/15/23	175	177,625
Verisure Holding AB 8.750%, 09/01/18 144A @	300	451,317

		5,407,141

Computers — 1.0%
Dell, Inc.
5.650%, 04/15/18	175	178,719
5.875%, 06/15/19	275	277,062
4.625%, 04/01/21	100	89,750
7.100%, 04/15/28	275	242,000
iGATE Corp. 9.000%, 05/01/16	750	796,875
SunGard Data Systems, Inc. 6.625%, 11/01/19	250	262,500

		1,846,906

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 4.600%, 03/15/20	90	89,248

Distribution & Wholesale — 0.4%
American Builders & Contractors Supply Co., Inc. 5.625%, 04/15/21 144A @	150	150,750
HD Supply, Inc.
7.500%, 07/15/20	500	538,750
11.500%, 07/15/20	125	149,219

		838,719

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 4.3%
AerCap Aviation Solutions BV 6.375%, 05/30/17	$225	$243,563
Aircastle Ltd.
6.750%, 04/15/17	425	473,875
6.250%, 12/01/19	350	374,937
7.625%, 04/15/20	25	28,063
Cantor Commercial Real Estate Co. LP 7.750%, 02/15/18 144A @	275	290,813
DBP Holding Corp. 7.750%, 10/15/20 144A @	275	273,625
Denali Borrower LLC 5.625%, 10/15/20 144A @	450	446,062
E*TRADE Financial Corp.
6.750%, 06/01/16	450	488,250
6.375%, 11/15/19	350	375,812
General Motors Financial Co., Inc.
4.750%, 08/15/17 144A @	375	397,969
3.250%, 05/15/18 144A @	250	250,000
6.750%, 06/01/18	75	85,500
Icahn Enterprises LP 6.000%, 08/01/20 144A @	225	231,750
International Lease Finance Corp. 5.750%, 05/15/16	175	187,469
Jefferies LoanCore LLC 6.875%, 06/01/20 144A @	400	396,000
Ladder Capital Finance Holdings LLLP. 7.375%, 10/01/17	200	210,000
MPH Intermediate Holding Co. 2 PIK (Cash coupon 8.375%, PIK 9.125%) 08/01/18 144A @	175	182,000
Nationstar Mortgage LLC
6.500%, 07/01/21	300	285,750
6.500%, 06/01/22	300	281,250
Neuberger Berman Group LLC
5.625%, 03/15/20 144A @	225	236,250
5.875%, 03/15/22 144A @	200	206,000
Numericable Finance & Co. SCA 12.375%, 02/15/19 144A @	276	463,647
Outerwall, Inc. 6.000%, 03/15/19	450	459,000
Patriot Merger Corp. 9.000%, 07/15/21 144A @	275	288,750
Springleaf Finance Corp. 6.900%, 12/15/17	275	300,575
Walter Investment Management Corp. 7.875%, 12/15/21 144A @	425	430,312

		7,887,222

Electric — 1.9%
Calpine Corp.
7.875%, 07/31/20 144A @	221	241,995
7.500%, 02/15/21 144A @	252	274,995
CMS Energy Corp. 5.050%, 03/15/22	130	140,344
DPL, Inc. 7.250%, 10/15/21	125	126,563

	Par (000)	Value†

Electric — (continued)
GenOn Energy, Inc. 9.500%, 10/15/18	$1,375	$1,557,187
Infinis PLC 7.000%, 02/15/19 144A @	300	530,321
Israel Electric Corp. Ltd. 5.625%, 06/21/18 144A @	375	396,656
NRG Energy, Inc. 6.625%, 03/15/23	275	277,062

		3,545,123

Electrical Components & Equipment — 0.0%
General Cable Corp. 6.500%, 10/01/22 144A @	50	49,000

Electronics — 0.3%
Rexel S.A. 5.250%, 06/15/20 144A @	225	226,125
Techem GmbH 6.125%, 10/01/19 144A @	100	149,883
Trionista Holdco GmbH 5.000%, 04/30/20 144A @	100	140,735

		516,743

Engineering & Construction — 0.6%
Aguila 3 S.A.
7.875%, 01/31/18 144A @	325	344,500
7.875%, 01/31/18 144A @	300	356,913
Deutsche Raststaetten Gruppe IV GmbH 6.750%, 12/30/20 144A @	100	144,105
Dycom Investments, Inc. 7.125%, 01/15/21	275	296,312

		1,141,830

Entertainment — 2.4%
Cedar Fair LP 5.250%, 03/15/21	275	271,562
DreamWorks Animation SKG, Inc. 6.875%, 08/15/20 144A @	275	290,812
Graton Economic Development Authority 9.625%, 09/01/19 144A @	400	464,000
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	150	148,094
Intralot Finance Luxembourg S.A. 9.750%, 08/15/18 144A @	125	188,085
Isle of Capri Casinos, Inc. 5.875%, 03/15/21	50	49,125
MU Finance PLC 8.375%, 02/01/17 144A @	223	232,622
National CineMedia LLC 6.000%, 04/15/22	175	180,687
New Cotai LLC PIK 10.625%, 05/01/19 144A @	264	270,770
Peninsula Gaming LLC 8.375%, 02/15/18 144A @	200	218,000
Pinnacle Entertainment, Inc. 7.500%, 04/15/21	375	406,875
PNK Finance Corp. 6.375%, 08/01/21 144A @	325	332,312

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — (continued)
PortAventura Entertainment Barcelona BV 7.250%, 12/01/20 144A @	$100	$140,322
Seneca Gaming Corp. 8.250%, 12/01/18 144A @	450	483,750
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	350	342,125
Vougeot Bidco PLC 7.875%, 07/15/20 144A @	100	177,519
WMG Acquisition Corp.
11.500%, 10/01/18	150	172,500
6.000%, 01/15/21 144A @	138	143,348

		4,512,508

Environmental Control — 0.7%
Clean Harbors, Inc.
5.250%, 08/01/20	125	128,750
5.125%, 06/01/21	175	176,750
Darling Escrow Corp. 5.375%, 01/15/22 144A @	175	176,312
Tervita Corp.
10.875%, 02/15/18 144A @	250	254,375
8.000%, 11/15/18 144A @	350	361,375
9.750%, 11/01/19 144A @	150	147,000

		1,244,562

Food — 3.0%
ARAMARK Corp. 5.750%, 03/15/20 144A @	200	209,000
Barry Callebaut Services NV 5.500%, 06/15/23 144A @	475	484,500
BI-LO LLC PIK (Cash coupon 8.625%, PIK 9.375%) 09/15/18 144A @	175	182,875
Bumble Bee Holdings, Inc. 9.000%, 12/15/17 144A @	161	176,295
Del Monte Corp. 7.625%, 02/15/19	825	856,969
Elior Finance & Co. SCA 6.500%, 05/01/20 144A @	100	149,952
ESAL GmbH 6.250%, 02/05/23 144A @	605	542,987
JBS Investments GmbH 7.750%, 10/28/20 144A @	200	202,000
Land O’ Lakes Capital Trust I 7.450%, 03/15/28 144A @	200	192,000
Marfrig Holding Europe BV 11.250%, 09/20/21 144A @	350	334,250
Michael Foods Holding, Inc. PIK (Cash coupon 8.500%, PIK 9.250%) 07/15/18 144A @	200	211,500
Minerva Luxembourg S.A. 12.250%, 02/10/22 144A @	200	230,000
Post Holdings, Inc.
7.375%, 02/15/22	100	107,000
7.375%, 02/15/22 144A @	125	133,750

	Par (000)	Value†

Food — (continued)
R&R Ice Cream PLC
8.375%, 11/15/17 144A @	$200	$292,959
9.250%, 05/15/18 144A @	250	354,244
US Foods, Inc. 8.500%, 06/30/19	825	903,375

		5,563,656

Forest Products & Paper — 0.8%
Clearwater Paper Corp. 7.125%, 11/01/18	100	106,750
Mercer International, Inc. 9.500%, 12/01/17	500	545,000
Sappi Papier Holding GmbH
7.750%, 07/15/17 144A @	200	219,000
8.375%, 06/15/19 144A @	200	219,500
6.625%, 04/15/21 144A @	400	394,000

		1,484,250

Gas — 0.2%
Sabine Pass LNG LP 6.500%, 11/01/20	375	389,063

Hand & Machine Tools — 0.3%
BC Mountain LLC 7.000%, 02/01/21 144A @	175	176,750
Milacron LLC 7.750%, 02/15/21 144A @	325	341,250

		518,000

Healthcare Products — 0.9%
Biomet, Inc. 6.500%, 08/01/20	550	577,500
Hologic, Inc. 6.250%, 08/01/20	175	184,625
Kinetic Concepts, Inc.
10.500%, 11/01/18	325	373,750
12.500%, 11/01/19	150	168,750
Universal Hospital Services, Inc. 7.625%, 08/15/20	325	342,875

		1,647,500

Healthcare Services — 2.7%
Aviv Healthcare Properties LP 7.750%, 02/15/19	100	107,500
Capella Healthcare, Inc. 9.250%, 07/01/17	350	372,750
Centene Corp. 5.750%, 06/01/17	225	239,063
Community Health Systems, Inc.
8.000%, 11/15/19	225	244,125
7.125%, 07/15/20	375	389,062
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, 07/31/19 144A @	250	270,000
5.875%, 01/31/22 144A @	100	105,500
HCA Holdings, Inc. 6.250%, 02/15/21	275	287,719
IASIS Healthcare LLC 8.375%, 05/15/19	375	397,500
Kindred Healthcare, Inc. 8.250%, 06/01/19	250	266,250

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — (continued)
Medi-Partenaires SAS 7.000%, 05/15/20 144A @	$300	$423,157
Priory Group No. 3 PLC 7.000%, 02/15/18 144A @	100	174,290
Select Medical Corp. 6.375%, 06/01/21	350	342,125
Tenet Healthcare Corp.
6.000%, 10/01/20 144A @	275	287,031
4.500%, 04/01/21	600	568,500
Universal Health Services, Inc. 7.000%, 10/01/18	75	80,063
Voyage Care Bondco PLC 6.500%, 08/01/18 144A @	100	170,481
Wellcare Health Plans, Inc. 5.750%, 11/15/20	275	281,187

		5,006,303

Holding Companies — 1.1%
CeramTec Group GmbH 8.250%, 08/15/21 144A @	275	410,476
Harbinger Group, Inc. 7.875%, 07/15/19 144A @	425	456,344
KraussMaffei Group GmbH 8.750%, 12/15/20 144A @	250	383,478
Opal Acquisition, Inc. 8.875%, 12/15/21 144A @	350	348,250
Polish Television Holding Bv 11.000%, 01/15/21 144A @	200	295,281
WaveDivision Escrow LLC 8.125%, 09/01/20 144A @	75	79,500

		1,973,329

Home Builders — 0.9%
KB Home 7.000%, 12/15/21	375	390,937
Meritage Homes Corp. 7.000%, 04/01/22	100	105,750
Shea Homes LP 8.625%, 05/15/19	425	470,687
Standard Pacific Corp. 10.750%, 09/15/16	175	210,875
William Lyon Homes, Inc.
8.500%, 11/15/20	275	297,688
8.500%, 11/15/20 144A @	125	135,313

		1,611,250

Home Furnishings — 0.1%
Tempur Sealy International, Inc. 6.875%, 12/15/20	175	190,750

Household Products & Wares — 0.9%
Reynolds Group Issuer, Inc.
9.000%, 04/15/19	950	1,018,875
9.875%, 08/15/19	225	250,312
5.750%, 10/15/20	100	102,000
Spectrum Brands Escrow Corp.
6.375%, 11/15/20 144A @	100	106,750
6.625%, 11/15/22 144A @	100	106,375

	Par (000)	Value†

Household Products & Wares — (continued)
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	$100	$104,000

		1,688,312

Housewares — 0.5%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	475	714,068
RSI Home Products, Inc. 6.875%, 03/01/18 144A @	200	209,500

		923,568

Insurance — 0.6%
A-S Co-Issuer Subsidiary, Inc. 7.875%, 12/15/20 144A @	150	157,500
CNO Financial Group, Inc. 6.375%, 10/01/20 144A @	250	266,250
Onex USI Aquisition Corp. 7.750%, 01/15/21 144A @	225	230,062
Towergate Finance PLC
8.500%, 02/15/18 144A @	125	218,897
10.500%, 02/15/19 144A @	125	217,655

		1,090,364

Internet — 1.0%
Ancestry.Com, Inc. PIK (Cash coupon 9.625%, PIK 10.375%) 10/15/18 144A @	300	310,500
Cerved Technologies SpA 6.375%, 01/15/20 144A @	100	145,233
Equinix, Inc.
7.000%, 07/15/21	300	327,750
5.375%, 04/01/23	325	317,688
Netflix, Inc. 5.375%, 02/01/21 144A @	475	480,937
Pacnet Ltd. 9.000%, 12/12/18 144A @	200	203,750

		1,785,858

Investment Companies — 0.3%
Ares Capital Corp. 4.875%, 11/30/18	475	486,194

Iron & Steel — 2.0%
AK Steel Corp. 7.625%, 05/15/20	200	199,500
ArcelorMittal
6.125%, 06/01/18	500	548,750
10.350%, 06/01/19	275	347,875
5.750%, 08/05/20	150	159,375
6.000%, 03/01/21	275	291,500
6.750%, 02/25/22	150	163,125
Bluescope Steel Finance Ltd. 7.125%, 05/01/18 144A @	350	366,625
Essar Steel Algoma, Inc. 9.875%, 06/15/15 144A @	175	106,750
Ryerson, Inc.
9.000%, 10/15/17	425	450,500
11.250%, 10/15/18	650	689,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Iron & Steel — (continued)
Steel Dynamics, Inc. 6.125%, 08/15/19	$150	$162,375
United States Steel Corp. 6.875%, 04/01/21	275	289,437

		3,774,812

Leisure Time — 0.5%
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 144A @	200	291,649
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	52,376
NCL Corp Ltd. 5.000%, 02/15/18	125	128,750
Travelport LLC 11.875%, 09/01/16	150	152,250
Travelport LLC CAP (Cap Bond. 11.375%, Cash 2.500%) 03/01/16 144A @	228	241,249

		866,274

Lodging — 1.6%
Caesars Entertainment Operating Co., Inc. 8.500%, 02/15/20	400	385,000
Chester Downs & Marina LLC 9.250%, 02/01/20 144A @	400	401,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19 144A @	150	151,500
MGM Resorts International
6.750%, 10/01/20	425	454,750
6.625%, 12/15/21	875	925,312
Playa Resorts Holding BV 8.000%, 08/15/20 144A @	150	159,188
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	150	147,375
Station Casinos LLC 7.500%, 03/01/21	375	399,375

		3,023,500

Machinery — Construction & Mining — 0.4%
Terex Corp.
6.500%, 04/01/20	125	133,750
6.000%, 05/15/21	525	542,719

		676,469

Machinery — Diversified — 0.8%
Columbus McKinnon Corp. 7.875%, 02/01/19	275	296,313
Frigoglass Finance BV 8.250%, 05/15/18 144A @	375	539,104
Gardner Denver, Inc. 6.875%, 08/15/21 144A @	325	324,187
The Manitowoc Co., Inc.
8.500%, 11/01/20	125	141,875
5.875%, 10/15/22	225	227,250

		1,528,729

	Par (000)	Value†

Media — 8.3%
AMC Networks, Inc. 4.750%, 12/15/22	$475	$452,437
Arqiva Broadcast Finance PLC 9.500%, 03/31/20 144A @	375	689,293
Cable Communications Systems NV 7.500%, 11/01/20 144A @	300	423,029
Cablevision Systems Corp. 8.625%, 09/15/17	125	145,625
CCO Holdings LLC
6.625%, 01/31/22	625	643,750
5.250%, 09/30/22	400	373,500
5.125%, 02/15/23	410	380,275
Central European Media Enterprises Ltd. 11.625%, 09/15/16 144A @	450	617,520
Cequel Communications Holdings I LLC
6.375%, 09/15/20 144A @	925	948,125
5.125%, 12/15/21 144A @	650	609,375
Clear Channel Communications, Inc. 9.000%, 12/15/19	575	586,500
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/20	50	52,000
7.625%, 03/15/20	75	78,844
6.500%, 11/15/22	50	50,688
6.500%, 11/15/22	250	255,312
Cogeco Cable, Inc. 4.875%, 05/01/20 144A @	150	144,750
CSC Holdings LLC 6.750%, 11/15/21	150	161,625
Dex Media, Inc. CAP (Cap Bond. 7.000% Cash 7.000% Cap) 01/29/17	358	186,095
DISH DBS Corp.
4.250%, 04/01/18	350	357,000
5.125%, 05/01/20	375	375,937
5.875%, 07/15/22	200	200,000
Gannett Co, Inc.
5.125%, 10/15/19 144A @	200	208,000
6.375%, 10/15/23 144A @	125	129,375
ION Media Networks, Inc. 11.000%, 07/31/15~	1	0
McGraw-Hill Global Education Holdings LLC 9.750%, 04/01/21 144A @	275	303,875
Mediacom Broadband LLC 6.375%, 04/01/23	250	255,625
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 144A @	200	209,000
Nara Cable Funding Ltd.
8.875%, 12/01/18 144A @	200	215,000
8.875%, 12/01/18 144A @	200	213,000
Sinclair Television Group, Inc. 6.125%, 10/01/22	300	303,000
Sirius XM Radio, Inc.
4.250%, 05/15/20 144A @	225	212,625
5.750%, 08/01/21 144A @	275	277,750
4.625%, 05/15/23 144A @	225	203,625

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
Starz LLC 5.000%, 09/15/19	$250	$255,625
Townsquare Radio LLC 9.000%, 04/01/19 144A @	200	216,500
TVN Finance Corp. III AB 7.375%, 12/15/20 144A @	125	185,290
Unitymedia Hessen GmbH & Co. KG 7.500%, 03/15/19 144A @	125	187,020
Unitymedia KabelBW GmbH 9.500%, 03/15/21 144A @	450	718,681
Univision Communications, Inc.
7.875%, 11/01/20 144A @	325	357,094
8.500%, 05/15/21 144A @	850	935,000
6.750%, 09/15/22 144A @	550	602,250
5.125%, 05/15/23 144A @	725	724,094
Videotron Ltd. 6.875%, 07/15/21 144A @	325	335,785
WideOpenWest Finance LLC
10.250%, 07/15/19	275	305,250
13.375%, 10/15/19	300	347,250

		15,432,394

Metal Fabricate/Hardware — 0.3%
JMC Steel Group, Inc. 8.250%, 03/15/18 144A @	300	303,000
Severstal Columbus LLC 10.250%, 02/15/18	275	291,500

		594,500

Mining — 0.8%
Aleris International, Inc. 7.875%, 11/01/20	225	239,063
ALROSA Finance S.A. 7.750%, 11/03/20 144A @	225	249,412
Eldorado Gold Corp. 6.125%, 12/15/20 144A @	475	457,187
FMG Resources August 2006 Pty Ltd. 7.000%, 11/01/15 144A @	76	78,850
Magnetation LLC 11.000%, 05/15/18 144A @	250	272,500
Novelis, Inc. 8.750%, 12/15/20	175	194,688

		1,491,700

Miscellaneous Manufacturing — 0.2%
Trinseo Materials Operating SCA 8.750%, 02/01/19 144A @	275	283,938

Office & Business Equipment — 0.6%
CDW LLC
12.535%, 10/12/17	47	49,115
8.000%, 12/15/18	17	18,530
8.500%, 04/01/19	750	828,750
Magnolia S.A. 9.000%, 08/01/20 144A @	175	252,064

		1,148,459

	Par (000)	Value†

Oil & Gas — 6.9%
Antero Resources Finance Corp.
7.250%, 08/01/19	$389	$418,175
6.000%, 12/01/20	700	735,000
5.375%, 11/01/21 144A @	325	328,250
Athlon Holdings LP 7.375%, 04/15/21 144A @	800	840,000
Atwood Oceanics, Inc. 6.500%, 02/01/20	150	160,125
Bill Barrett Corp.
7.625%, 10/01/19	650	698,750
7.000%, 10/15/22	700	726,250
Chesapeake Energy Corp.
5.375%, 06/15/21	175	181,125
5.750%, 03/15/23	500	515,000
Concho Resources, Inc.
7.000%, 01/15/21	150	165,000
5.500%, 04/01/23	1,025	1,055,750
Continental Resources, Inc. 5.000%, 09/15/22	250	259,688
Halcon Resources Corp. 9.750%, 07/15/20 144A @	150	156,188
Laredo Petroleum, Inc. 7.375%, 05/01/22	300	325,500
Offshore Drilling Holding S.A. 8.375%, 09/20/20 144A @	250	266,250
PBF Holding Co LLC 8.250%, 02/15/20	375	406,875
PDC Energy, Inc. 7.750%, 10/15/22	725	783,000
Penn Virginia Corp. 8.500%, 05/01/20	450	483,750
Precision Drilling Corp.
6.625%, 11/15/20	275	293,562
6.500%, 12/15/21	75	79,875
Range Resources Corp.
5.000%, 08/15/22	100	98,250
5.000%, 03/15/23	275	268,812
Samson Investment Co. 10.500%, 02/15/20 144A @	500	545,000
Seven Generations Energy Ltd. 8.250%, 05/15/20 144A @	200	216,000
SM Energy Co.
6.625%, 02/15/19	250	265,625
6.500%, 11/15/21	150	159,000
6.500%, 01/01/23	225	235,969
5.000%, 01/15/24 144A @	350	333,375
Swift Energy Co.
8.875%, 01/15/20	225	234,000
7.875%, 03/01/22	625	618,750
Tullow Oil PLC 6.000%, 11/01/20 144A @	200	203,000
Western Refining, Inc. 6.250%, 04/01/21	275	277,062
WPX Energy, Inc. 6.000%, 01/15/22	450	450,000

		12,782,956

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas Services — 0.1%
Exterran Partners LP 6.000%, 04/01/21 144A @	$275	$272,938

Packaging and Containers — 1.6%
AEP Industries, Inc. 8.250%, 04/15/19	150	161,250
ARD Finance S.A. PIK (Ist coupon is PIK, then Cash or PIK till 06/2016, then cash after) 11.125%, 06/01/18 144A @	235	251,734
Ardagh Packaging Finance PLC
9.250%, 10/15/20 144A @	450	673,236
7.000%, 11/15/20 144A @	250	252,500
Ball Corp. 7.375%, 09/01/19	100	108,000
Beverage Packaging Holdings Luxembourg II SA
5.625%, 12/15/16 144A @	225	229,500
6.000%, 06/15/17 144A @	125	126,562
BWAY Holding Co. 10.000%, 06/15/18	150	162,750
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	200	213,000
Exopack Holding Corp. 10.000%, 06/01/18 144A @	200	217,000
Graphic Packaging International, Inc. 4.750%, 04/15/21	175	173,250
Rexam PLC 6.750%, 06/29/67•	175	258,804
Tekni-Plex, Inc. 9.750%, 06/01/19 144A @	140	158,900

		2,986,486

Pharmaceuticals — 0.9%
Capsugel Finance Co. SCA 9.875%, 08/01/19 144A @	200	307,470
Capsugel S.A. PIK (Cash coupon 7.000%, PIK 7.750%) 05/15/19 144A @	200	203,750
Par Pharmaceutical Cos, Inc. 7.375%, 10/15/20	100	103,375
Valeant Pharmaceuticals International 6.375%, 10/15/20 144A @	500	526,875
Valeant Pharmaceuticals International Escrow Corp. 6.750%, 08/15/18 144A @	450	494,438

		1,635,908

Pipelines — 2.3%
El Paso LLC
8.250%, 02/15/16	100	109,037
6.500%, 09/15/20	25	26,808
7.800%, 08/01/31	100	101,477
7.750%, 01/15/32	325	329,893
Energy Transfer Equity LP 5.875%, 01/15/24	425	420,750
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 144A @	150	164,367

	Par (000)	Value†

Pipelines — (continued)
MarkWest Energy Partners LP 4.500%, 07/15/23	$850	$796,875
NuStar Logistics LP 6.750%, 02/01/21	250	257,979
Penn Virginia Resource Partners LP
8.250%, 04/15/18	150	159,000
8.375%, 06/01/20	305	336,262
6.500%, 05/15/21 144A @	100	103,500
Regency Energy Partners LP 5.500%, 04/15/23	175	170,625
Rockies Express Pipeline LLC
6.850%, 07/15/18 144A @	25	24,313
6.000%, 01/15/19 144A @	325	300,625
Sabine Pass Liquefaction LLC 5.625%, 04/15/23 144A @	150	140,250
Targa Resources Partners LP
5.250%, 05/01/23	50	48,438
4.250%, 11/15/23 144A @	875	783,125

		4,273,324

Real Estate — 1.2%
CBRE Services, Inc. 5.000%, 03/15/23	625	600,781
Dupont Fabros Technology LP 5.875%, 09/15/21	275	283,937
iStar Financial, Inc. 7.125%, 02/15/18	125	137,813
MPT Operating Partnership LP
6.875%, 05/01/21	225	240,750
6.375%, 02/15/22	125	129,375
Omega Healthcare Investors, Inc. 5.875%, 03/15/24	75	75,750
Realogy Group LLC 9.000%, 01/15/20 144A @	100	116,500
Reckson Operating Partnership LP 6.000%, 03/31/16	75	81,269
The Howard Hughes Corp. 6.875%, 10/01/21 144A @	625	650,000

		2,316,175

Retail — 4.3%
99 Cents Only Stores 11.000%, 12/15/19	225	255,375
AmeriGas Finance LLC 7.000%, 05/20/22	225	244,125
Building Materials Holding Corp. 9.000%, 09/15/18 144A @	350	377,125
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/19 144A @	375	383,437
Claire’s Stores, Inc.
9.000%, 03/15/19 144A @	325	352,625
6.125%, 03/15/20 144A @	150	144,750
CST Brands, Inc. 5.000%, 05/01/23	150	144,750
Ferrellgas LP
6.500%, 05/01/21	550	561,000
6.750%, 01/15/22 144A @	200	203,000

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Retail — (continued)
Jo-Ann Stores Holdings, Inc. PIK (Cash coupon 9.750%, PIK 10.500%) 10/15/19 144A @	$200	$209,250
Jo-Ann Stores, Inc. 8.125%, 03/15/19 144A @	400	418,500
New Academy Finance Co. LLC PIK (Cash coupon 8.000%, PIK 8.750%) 06/15/18 144A @	400	410,004
New Look Bondco I PLC 8.375%, 05/14/18 144A @	725	750,375
PC Nextco Holdings LLC PIK (Cash coupon 8.750%, PIK 9.500%) 08/15/19 144A @	350	359,187
Penske Automotive Group, Inc. 5.750%, 10/01/22	200	204,500
Rite Aid Corp.
6.750%, 06/15/21	475	498,156
7.700%, 02/15/27	350	361,375
rue21, Inc. 9.000%, 10/15/21 144A @	250	181,250
Sears Holdings Corp. 6.625%, 10/15/18	200	181,000
Sonic Automotive, Inc.
7.000%, 07/15/22	150	162,938
5.000%, 05/15/23	175	164,063
The Gymboree Corp. 9.125%, 12/01/18	400	368,500
The Pantry, Inc. 8.375%, 08/01/20	175	185,938
Wok Acquisition Corp. 10.250%, 06/30/20 144A @	800	869,000

		7,990,223

Semiconductors — 0.8%
NXP BV
5.750%, 02/15/21 144A @	200	209,000
5.750%, 03/15/23 144A @	250	254,375
Sensata Technologies BV 4.875%, 10/15/23 144A @	375	352,500
SunEdison, Inc. 2.750%, 01/01/21 144A @	262	291,095
SunEdison, Inc. CONV 7.750%, 04/01/19	350	375,375

		1,482,345

Software — 3.0%
ACI Worldwide, Inc. 6.375%, 08/15/20 144A @	125	130,625
Activision Blizzard, Inc.
5.625%, 09/15/21 144A @	700	724,500
6.125%, 09/15/23 144A @	175	182,438
BMC Software Finance, Inc. 8.125%, 07/15/21 144A @	350	360,500
Eagle Midco, Inc. PIK (Cash coupon 9.000%, PIK 9.750%) 06/15/18 144A @	425	443,062

	Par (000)	Value†

Software — (continued)
Epicor Software Corp. 8.625%, 05/01/19	$225	$244,125
First Data Corp.
6.750%, 11/01/20 144A @	525	546,000
12.625%, 01/15/21	1,425	1,672,594
Healthcare Technology Intermediate, Inc. PIK (Cash coupon 7.375%, PIK 8.125%) 09/01/18 144A @	225	234,000
Infor U.S., Inc.
11.500%, 07/15/18	100	115,250
9.375%, 04/01/19	300	337,500
InterXion Holding NV 6.000%, 07/15/20 144A @	100	144,870
MedAssets, Inc. 8.000%, 11/15/18	325	351,000

		5,486,464

Telecommunications — 11.1%
Alcatel-Lucent USA, Inc.
8.875%, 01/01/20 144A @	225	250,875
6.750%, 11/15/20 144A @	200	207,750
Altice Finco S.A.
9.875%, 12/15/20 144A @	400	450,000
9.000%, 06/15/23 144A @	325	488,461
8.125%, 01/15/24 144A @	200	207,500
CenturyLink, Inc. 5.625%, 04/01/20	725	737,687
Crown Castle International Corp. 5.250%, 01/15/23	850	833,000
Digicel Group Ltd.
10.500%, 04/15/18 144A @	200	214,000
8.250%, 09/30/20 144A @	400	414,500
Digicel Ltd. 6.000%, 04/15/21 144A @	200	193,000
EarthLink, Inc.
8.875%, 05/15/19	150	147,750
7.375%, 06/01/20	100	99,750
Eileme 1 AB PIK 14.250%, 08/15/20 144A @	246	267,796
Goodman Networks, Inc.
12.125%, 07/01/18 144A @	100	105,500
13.125%, 07/01/18 144A @	225	237,375
Hughes Satellite Systems Corp.
6.500%, 06/15/19	350	378,875
7.625%, 06/15/21	325	362,375
Intelsat Jackson Holdings S.A.
6.625%, 12/15/22 144A@	225	231,750
6.625%, 12/15/22	300	309,000
5.500%, 08/01/23 144A @	700	665,875
Intelsat Luxembourg S.A.
7.750%, 06/01/21 144A @	675	723,937
8.125%, 06/01/23 144A @	275	294,938
Level 3 Communications, Inc.
11.875%, 02/01/19	225	258,750
8.875%, 06/01/19	100	109,250

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Level 3 Financing, Inc.
7.000%, 06/01/20	$125	$132,500
8.625%, 07/15/20	250	280,000
Matterhorn Financing & CY SCA PIK 9.000%, 04/15/19 144A @	350	494,738
Matterhorn Midco & CY SCA 7.750%, 02/15/20 144A @	325	461,420
MetroPCS Wireless, Inc. 6.250%, 04/01/21 144A @	450	466,875
Millicom International Cellular SA 6.625%, 10/15/21 144A @	200	206,900
Mobile Challenger Intermediate Group SA PIK 8.750%, 03/15/19 144A @	150	174,458
NII Capital Corp.
10.000%, 08/15/16	675	357,750
7.625%, 04/01/21	275	112,750
Sable International Finance Ltd. 8.750%, 02/01/20 144A @	200	225,000
SBA Telecommunications, Inc. 8.250%, 08/15/19	70	75,075
Softbank Corp. 4.500%, 04/15/20 144A @	750	731,250
Sprint Communications, Inc. 11.500%, 11/15/21	500	655,000
Sprint Corp. 7.125%, 06/15/24 144A @	1,575	1,598,625
Syniverse Holdings, Inc. 9.125%, 01/15/19	300	327,750
T-Mobile USA, Inc.
6.464%, 04/28/19	450	478,125
6.633%, 04/28/21	450	473,625
6.731%, 04/28/22	550	573,375
6.836%, 04/28/23	225	233,438
Telecom Italia SpA 6.375%, 06/24/19	350	605,319
tw telecom Holdings, Inc.
5.375%, 10/01/22	150	147,375
5.375%, 10/01/22 144A @	250	245,625
UPC Holding BV
8.375%, 08/15/20 144A @	125	189,159
6.750%, 03/15/23 144A @	375	429,334
6.750%, 03/15/23 144A @	200	281,257
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	150	162,750
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	225	239,063
VimpelCom Holdings BV
5.200%, 02/13/19 144A @	200	200,000
7.504%, 03/01/22 144A @	450	470,079
West Corp. 7.875%, 01/15/19	175	189,000
Wind Acquisition Finance S.A.
11.750%, 07/15/17 144A @	775	824,406
6.500%, 04/30/20 144A @	275	292,875

		20,524,590

	Par (000)	Value†

Textiles — 0.1%
SIWF Merger Sub, Inc. 6.250%, 06/01/21 144A @	$150	$151,313

Transportation — 0.4%
Florida East Coast Holdings Corp. PIK 10.500%, 08/01/17	135	139,235
Florida East Coast Railway Corp. 8.125%, 02/01/17	325	339,219
gategroup Finance (Luxembourg) S.A. 6.750%, 03/01/19 144A @	100	145,756
Watco Cos. LLC 6.375%, 04/01/23 144A @	175	173,250

		797,460

TOTAL CORPORATE BONDS (Cost $163,146,010)		169,912,513

LOAN AGREEMENTS — 4.4%‡
Airlines — 0.3%
American Airlines 4.750%, 06/27/19•	648	653,123

Auto Manufacturers — 0.1%
Navistar, Inc. 5.750%, 08/17/17•	125	126,680

Electirc — 0.4%
Equipower Resources Holding LLC 4.250%, 12/31/19•	697	698,242

Chemicals — 0.4%
Ineos US Finance LLC 4.000%, 05/04/18•	489	490,161
Univar, Inc. 5.000%, 06/30/17•	298	295,862

		786,023

Computers — 0.3%
Dell, Inc. 4.500%, 04/29/20	525	525,940

Diversified Financial Services — 0.1%
Nuveen Investments, Inc. 6.500%, 02/28/19•	200	198,400

Entertainment — 0.2%
Peninsula Gaming LLC 4.250%, 11/20/17•	380	382,703

Holding Companies — 0.1%
CeramTec GmbH 4.250%, 08/30/20	100	100,458

Machinery — Diversified — 0.1%
Gardner Denver, Inc. 4.250%, 07/30/20•	175	174,945

Media — 0.5%
McGraw-Hill Global Education Holdings LLC 9.000%, 03/22/19•	179	182,106

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Media — (continued)
SuperMedia, Inc. PIK 11.600%, 12/30/16•	$449	$336,269
TWCC Holdings Corp. 7.000%, 06/26/20	325	334,752

		853,127

Oil & Gas — 0.5%
Chesapeake Energy Corp. 5.750%, 12/02/17•	350	357,850
Foresight Energy LLC 5.500%, 08/21/20•	274	277,399
Philadelphia Energy Solutions Refining and Marketing LLC 0.000%, 04/04/18•	100	87,945
TGGT Holdings 6.500%, 11/15/18	250	251,250

		974,444

Oil & Gas Services — 0.1%
Murray Energy Corp. 0.000%, 12/05/19	175	177,106

Real Estate Investment Trusts — 0.4%
CityCenter Holdings LLC 5.000%, 10/16/20	725	737,060

Retail — 0.7%
JC Penney Corp. 0.000%, 05/22/18	597	583,269
PF Chang’s China Bistro, Inc. 4.500%, 06/22/19•	494	494,061
The Gymboree Corp. 5.000%, 02/23/18•	200	186,584

		1,263,914

Telecommunications — 0.2%
Alcatel-Lucent USA, Inc. 5.750%, 01/30/19•	198	198,693
Cricket Communications, Inc. 4.750%, 03/08/20•	274	274,536

		473,229

TOTAL LOAN AGREEMENTS‡ (Cost $8,126,244)		8,125,394

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	200,672	200,672
T. Rowe Price Reserve Investment Fund	2,053,627	2,053,627
TOTAL SHORT-TERM INVESTMENTS (Cost $2,254,299)		2,254,299

TOTAL INVESTMENTS — 100.0% (Cost $177,489,826)		$185,175,211

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2013. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2013 is $403,015.
•	Variable Rate Security. Rates shown represents rates in effect as of 12/31/2013.
~	Fair valued security. The total market value of fair valued securities at December 31, 2013 is $24,557.

CAP — Capitalization Bond.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security – Interest may be paid-in-kind only or cash or both.

PLC — Public Limited Company.

Country Weightings as of 12/31/2013††
United States	76%
Luxembourg	7
United Kingdom	4
Netherlands	3
Canada	2
Bermuda	1
Germany	1
Other	6

Total	100%

†† % of total investments as of December 31, 2013

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

High Yield Bond Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,733,341	$2,708,784	$—	$24,557
REAL ESTATE INVESTMENT TRUSTS	109,753	109,753
PREFERRED STOCKS
Banks	962,744	483,994	478,750	—
Media	143,200	—	143,200	—
Packaging and Containers	—	—	—	—
Telecommunications	245,098	245,098	—	—
ASSET BACKED SECURITIES	688,869	—	688,869	—
CORPORATE BONDS	169,912,513	—	169,912,513	—
LOAN AGREEMENTS	8,125,394	—	8,125,394	—
SHORT-TERM INVESTMENTS	2,254,299	2,254,299	—	—

TOTAL INVESTMENTS	$185,175,211	$5,801,928	$179,348,726	$24,557

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2012	$—
Purchases	24,225
Change in Unrealized Appreciation/(Depreciation)	332

Balance as of 12/31/2013	$24,557

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Flexibly Managed Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 1.6%
Banks — 0.3%
KFW 0.500%, 04/19/16	$6,658	$6,580,554

Federal Home Loan Mortgage Corporation REMICS — 0.5%
0.667%, 06/15/42•	2,116	2,112,640
0.667%, 06/15/42•	3,250	3,244,958
0.667%, 07/15/42•	1,771	1,768,027
0.667%, 07/15/42•	2,614	2,609,202
0.667%, 07/15/42•	1,791	1,789,157
0.617%, 08/15/42•	1,423	1,433,401
0.667%, 08/15/42•	1,069	1,067,499

		14,024,884

Federal National Mortgage Association REMICS — 0.8%
0.715%, 03/25/42•	1,717	1,730,087
0.615%, 08/25/42•	2,747	2,738,556
0.665%, 08/25/42•	2,485	2,482,229
0.565%, 09/25/42•	2,882	2,868,852
0.615%, 09/25/42•	3,017	3,006,950
0.615%, 09/25/42•	869	856,728
0.615%, 09/25/42•	4,815	4,804,439
0.565%, 10/25/42•	4,076	4,053,568

		22,541,409

TOTAL AGENCY OBLIGATIONS (Cost $43,378,108)		43,146,847

ASSET BACKED SECURITIES — 0.7%
Ally Master Owner Trust 0.867%, 06/15/17•	8,755	8,793,566
Continental Airlines 2009-1 Pass Through Trust 9.000%, 07/08/16	803	915,205
Continental Airlines 2009-2 Class A, Pass Through Trust 7.250%, 11/10/19	677	775,603
Continental Airlines 2012-1 Class A, Pass Through Trust 4.150%, 04/11/24	2,156	2,166,392
Continental Airlines 2012-1 Class B, Pass Through Trust 6.250%, 04/11/20	441	461,300
Ford Credit Auto Owner Trust 2012 0.580%, 12/15/16	2,195	2,196,769
Hawaiian Airlines 2013-1 Class A Pass Through Certificates 3.900%, 01/15/26	1,815	1,678,875
Honda Auto Receivables Owner Trust 0.560%, 05/15/16	2,135	2,137,767

TOTAL ASSET BACKED SECURITIES (Cost $19,012,549)		19,125,477

COLLATERALIZED MORTGAGE OBLIGATION — 0.1%
Government National Mortgage Association 0.567%, 03/16/42• (Cost $2,095,649)	2,092	2,092,698

	Number of Shares	Value†
COMMON STOCKS — 64.8%
Aerospace & Defense — 3.8%
The Boeing Co.	151,000	$20,609,990
United Technologies Corp.	733,900	83,517,820

		104,127,810

Agriculture — 1.2%
Philip Morris International, Inc.	360,500	31,410,365

Auto Manufacturers — 0.3%
General Motors Co.*	233,800	9,555,406

Auto Parts & Equipment — 2.1%
Delphi Automotive PLC	460,300	27,677,839
Johnson Controls, Inc.	121,500	6,232,950
TRW Automotive Holdings Corp.*	297,300	22,116,147

		56,026,936

Banks — 4.3%
JPMorgan Chase & Co.	509,000	29,766,320
State Street Corp.	719,400	52,796,766
The PNC Financial Services Group, Inc.	106,400	8,254,512
U.S. Bancorp	629,000	25,411,600

		116,229,198

Beverages — 0.4%
PepsiCo, Inc.	146,900	12,183,886

Commercial Services — 1.5%
Iron Mountain, Inc.	580,400	17,615,140
Tyco International Ltd.	551,100	22,617,144

		40,232,284

Computers — 1.0%
Accenture PLC, Class A	85,300	7,013,366
International Business Machines Corp.	104,500	19,601,065

		26,614,431

Cosmetics & Personal Care — 1.7%
Avon Products, Inc.	302,900	5,215,938
The Procter & Gamble Co.	485,982	39,563,795

		44,779,733

Diversified Financial Services — 2.8%
Invesco Ltd.	635,708	23,139,771
TD Ameritrade Holding Corp.	1,734,900	53,157,336

		76,297,107

Electric — 5.5%
Consolidated Edison, Inc.	121,300	6,705,464
Edison International	216,800	10,037,840
Entergy Corp.	421,700	26,680,959
NRG Energy, Inc.	315,500	9,061,160
PG&E Corp.	1,299,600	52,347,888
Xcel Energy, Inc.	1,535,800	42,910,252

		147,743,563

Electronics — 4.4%
TE Connectivity Ltd.	438,925	24,189,157
Thermo Fisher Scientific, Inc.	844,700	94,057,345

		118,246,502

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — 3.8%
General Mills, Inc.	709,328	$35,402,561
Mondelez International, Inc., Class A	724,200	25,564,260
Nestle S.A.	560,699	41,044,386

		102,011,207

Healthcare Products — 1.5%
DENTSPLY International, Inc.	566,800	27,478,464
Henry Schein, Inc.*	103,878	11,869,100

		39,347,564

Healthcare Services — 3.0%
DaVita HealthCare Partners, Inc.*	103,400	6,552,458
Humana, Inc.	87,100	8,990,462
UnitedHealth Group, Inc.	870,500	65,548,650

		81,091,570

Insurance — 3.4%
Marsh & McLennan Cos., Inc.	1,369,700	66,238,692
XL Group PLC	806,435	25,676,890

		91,915,582

Internet — 1.5%
Google, Inc., Class A*	37,000	41,466,270

Machinery — Diversified — 0.4%
Roper Industries, Inc.	69,700	9,665,996

Media — 0.3%
The Walt Disney Co.	109,600	8,373,440

Miscellaneous Manufacturing — 4.3%
Actuant Corp., Class A	94,278	3,454,346
Danaher Corp.	1,470,278	113,505,462

		116,959,808

Oil & Gas — 2.0%
Anadarko Petroleum Corp.	93,700	7,432,284
Apache Corp.	263,600	22,653,784
Imperial Oil Ltd.	68,900	3,047,447
Pioneer Natural Resources Co.	43,300	7,970,231
Range Resources Corp.	156,897	13,227,986

		54,331,732

Pharmaceuticals — 3.9%
Allergan, Inc.	355,300	39,466,724
Perrigo Co. PLC	53,600	8,225,456
Pfizer, Inc.	1,422,343	43,566,366
Zoetis, Inc.	432,586	14,141,236

		105,399,782

Retail — 5.1%
AutoZone, Inc.*	119,600	57,161,624
Dollar General Corp.*	155,600	9,385,792
Dollar Tree, Inc.*	357,800	20,187,076
Kohl’s Corp.	14,500	822,875
L Brands, Inc.	95,200	5,888,120
Lowe’s Cos., Inc.	384,400	19,047,020

	Number of Shares	Value†

Retail — (continued)
O’Reilly Automotive, Inc.*	193,500	$24,905,385

		137,397,892

Semiconductors — 2.2%
NXP Semiconductors N.V.*	524,300	24,081,099
Texas Instruments, Inc.	837,500	36,774,625

		60,855,724

Software — 2.7%
Fiserv, Inc.*	1,215,400	71,769,370

Telecommunications — 1.7%
Crown Castle International Corp.*	468,000	34,365,240
SBA Communications Corp., Class A*	144,800	13,008,832

		47,374,072

TOTAL COMMON STOCKS (Cost $1,242,034,213)		1,751,407,230

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 1.6%
Diversified — 1.3%
American Tower Corp.	$446,097	35,607,463

Regional Malls — 0.3%
Simon Property Group, Inc.	51,800	7,881,888

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $40,201,972)		43,489,351

	Number of Shares	Value†
PREFERRED STOCKS — 0.2%
Banks — 0.1%
U.S. Bancorp Series F	71,000	1,867,300
U.S. Bancorp Series G	90,000	2,463,300

		4,330,600

Electric — 0.1%
SCE Trust I	70,000	1,407,000

TOTAL PREFERRED STOCKS (Cost $5,775,000)		5,737,600

	Par (000)	Value†
CORPORATE BONDS — 14.4%
Advertising — 0.1%
Lamar Media Corp. 7.875%, 04/15/18	$525	554,531
5.875%, 02/01/22	900	922,500
5.000%, 05/01/23	850	807,500

		2,284,531

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Aerospace & Defense — 0.2%
United Technologies Corp. 0.739%, 06/01/15•	$4,725	$4,754,631

Airlines — 0.6%
Continental Airlines, Inc. 6.750%, 09/15/15 144A @	890	917,813
Delta Air Lines 2009-1, Class A Pass Through Trust 7.750%, 12/17/19	590	678,697
Delta Air Lines 2011-1, Class A Pass Through Trust 5.300%, 04/15/19	545	597,189
United Airlines, Inc. 4.500%, 01/15/15	4,640	9,483,000
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	2,071	2,262,951
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17^	262	285,494
US Airways 2012-2 Class A, Pass Through Trust 4.625%, 06/03/25	294	298,765
US Airways 2012-2 Class B, Pass Through Trust 6.750%, 06/03/21	543	578,159
US Airways 2013-1 Class A, Pass Through Trust 3.950%, 11/15/25	5	4,875
US Airways 2013-1 Class B, Pass Through Trust 5.375%, 11/15/21	5	4,969

		15,111,912

Auto Manufacturers — 0.1%
Daimler Finance North America LLC 1.102%, 08/01/18 144A @,•,^	1,525	1,533,209

Auto Parts & Equipment — 0.6%
Delphi Corp. 5.875%, 05/15/19	6,250	6,609,375
6.125%, 05/15/21	2,225	2,466,969
5.000%, 02/15/23	3,450	3,549,187
Schaeffler Finance BV 7.750%, 02/15/17 144A @	1,250	1,418,750
8.500%, 02/15/19 144A @	1,425	1,603,125
TRW Automotive, Inc. 4.500%, 03/01/21 144A @,^	1,000	1,010,000

		16,657,406

Banks — 0.0%
CIT Group, Inc. 5.250%, 04/01/14 144A @,^	475	479,750
Regions Bank 7.500%, 05/15/18	90	106,496
Synovus Financial Corp. 5.125%, 06/15/17	105	108,412

		694,658

Beverages — 0.3%
Heineken NV 0.800%, 10/01/15 144A @,^	1,515	1,515,421
SABMiller Holdings, Inc. 0.932%, 08/01/18 144A @,•,^	3,455	3,472,109

	Par (000)	Value†

Beverages — (continued)
2.200%, 08/01/18 144A @,^	$3,000	$2,995,290

		7,982,820

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co. 3.100%, 08/15/23	9,700	9,327,006

Diversified Financial Services — 2.6%
American Honda Finance Corp. 0.368%, 04/08/14 144A @,•,^	900	900,270
0.339%, 11/13/14 144A @,•,^	1,350	1,351,197
Caterpillar Financial Services Corp. 0.700%, 11/06/15	1,585	1,586,916
1.250%, 11/06/17	2,345	2,311,406
E*TRADE Financial Corp. 6.750%, 06/01/16	2,800	3,038,000
6.000%, 11/15/17	7,300	7,756,250
6.375%, 11/15/19	4,500	4,831,875
Ford Motor Credit Co. LLC 8.000%, 06/01/14	2,100	2,164,109
3.875%, 01/15/15	4,530	4,674,299
2.750%, 05/15/15	2,300	2,359,437
2.500%, 01/15/16	2,190	2,246,815
1.489%, 05/09/16•	3,755	3,810,097
4.250%, 02/03/17	1,340	1,441,529
6.625%, 08/15/17	1,675	1,940,375
5.000%, 05/15/18	1,800	2,005,036
International Lease Finance Corp. 2.193%, 06/15/16•	2,905	2,919,525
John Deere Capital Corp. 0.343%, 10/08/14•	3,845	3,847,142
0.314%, 01/12/15•	4,475	4,478,034
0.700%, 09/04/15	1,800	1,807,060
Legg Mason, Inc. 5.500%, 05/21/19	4,160	4,550,720
PACCAR Financial Corp. 0.378%, 05/05/15•	1,085	1,086,303
0.509%, 02/08/16•	480	479,920
0.750%, 05/16/16	900	895,697
Toyota Motor Credit Corp. 0.318%, 08/22/14•	2,100	2,101,193
0.409%, 01/23/15•	2,305	2,308,227
0.391%, 03/10/15•	2,250	2,253,078

		69,144,510

Electric — 0.3%
Calpine Corp. 7.500%, 02/15/21 144A @	1,035	1,129,444
CMS Energy Corp. 6.550%, 07/17/17	895	1,025,655
8.750%, 06/15/19	415	524,922
NSTAR Electric Co. 0.479%, 05/17/16•	1,950	1,947,301
Otter Tail Corp. 9.000%, 12/15/16^	890	1,072,450
Xcel Energy, Inc. 0.750%, 05/09/16	2,160	2,141,785

		7,841,557

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — 0.1%
Cedar Fair LP 9.125%, 08/01/18	$2,550	$2,766,750
Cedar Fair LP 5.250%, 03/15/21	1,175	1,160,313

		3,927,063

Food — 0.3%
B&G Foods, Inc. 4.625%, 06/01/21	1,525	1,464,000
Campbell Soup Co. 0.542%, 08/01/14•	2,630	2,633,453
General Mills, Inc. 0.537%, 01/29/16•	1,975	1,976,711
0.875%, 01/29/16	820	817,659

		6,891,823

Healthcare Products — 0.1%
Baxter International, Inc. 0.413%, 12/11/14•	2,715	2,718,432

Healthcare Services — 0.0%
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 144A @	750	810,000
5.875%, 01/31/22 144A @	425	448,375

		1,258,375

Machinery — Diversified — 0.3%
CNH Capital LLC 3.875%, 11/01/15	1,400	1,445,500
6.250%, 11/01/16	2,650	2,924,938
3.625%, 04/15/18	3,150	3,193,312
Xylem, Inc. 3.550%, 09/20/16	950	997,838
4.875%, 10/01/21	415	432,612

		8,994,200

Media — 0.6%
CCO Holdings LLC 7.250%, 10/30/17	850	899,938
Unitymedia Hessen GmbH & Co. KG 7.500%, 03/15/19 144A @,^	2,225	2,419,687
7.500%, 03/15/19 144A @	860	1,286,699
5.500%, 01/15/23 144A @,^	1,950	1,891,500
Univision Communications, Inc. 6.875%, 05/15/19 144A @,^	3,275	3,500,156
7.875%, 11/01/20 144A @	1,075	1,181,156
6.750%, 09/15/22 144A @	3,275	3,586,125
5.125%, 05/15/23 144A @	2,050	2,047,438

		16,812,699

Miscellaneous Manufacturing — 0.0%
Actuant Corp. 5.625%, 06/15/22	125	126,562
Amsted Industries, Inc. 8.125%, 03/15/18 144A @	625	658,594

		785,156

	Par (000)	Value†

Oil & Gas — 2.1%
Antero Resources Finance Corp. 7.250%, 08/01/19	$226	$242,950
6.000%, 12/01/20	2,125	2,231,250
Concho Resources, Inc. 7.000%, 01/15/21	2,875	3,162,500
6.500%, 01/15/22	1,425	1,542,563
5.500%, 10/01/22	2,425	2,503,812
5.500%, 04/01/23	5,600	5,768,000
EQT Corp. 6.500%, 04/01/18	1,620	1,830,080
8.125%, 06/01/19	1,754	2,127,907
4.875%, 11/15/21	8,005	8,209,208
Laredo Petroleum, Inc. 9.500%, 02/15/19	850	949,875
7.375%, 05/01/22	500	542,500
Range Resources Corp. 8.000%, 05/15/19	3,150	3,358,687
6.750%, 08/01/20	1,225	1,326,063
5.750%, 06/01/21	6,950	7,367,000
5.000%, 08/15/22	7,200	7,074,000
5.000%, 03/15/23	6,425	6,280,437
SM Energy Co. 6.500%, 01/01/23	1,200	1,258,500

		55,775,332

Packaging and Containers — 0.1%
Ball Corp. 7.375%, 09/01/19	1,525	1,647,000
Rexam PLC 6.750%, 06/29/67	1,700	2,514,101

		4,161,101

Pharmaceuticals — 0.3%
Merck & Co., Inc. 0.429%, 05/18/16•	3,075	3,084,151
Pfizer, Inc. 0.900%, 01/15/17	3,250	3,233,922
Zoetis, Inc. 1.150%, 02/01/16	795	795,902
1.875%, 02/01/18	525	520,686

		7,634,661

Pipelines — 1.2%
Energy Transfer Partners LP 4.150%, 10/01/20	1,925	1,953,068
4.900%, 02/01/24	2,465	2,502,406
Markwest Energy Partners LP 6.750%, 11/01/20	900	976,500
6.500%, 08/15/21	4,450	4,783,750
6.250%, 06/15/22	5,350	5,657,625
5.500%, 02/15/23	4,160	4,191,200
MarkWest Energy Partners LP 4.500%, 07/15/23	6,075	5,695,312
ONEOK Partners LP 2.000%, 10/01/17	830	825,944

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
Spectra Energy Partners LP 4.750%, 03/15/24	$2,555	$2,604,575
Targa Resources Partners LP 5.250%, 05/01/23	150	145,313
4.250%, 11/15/23 144A @	3,325	2,975,875

		32,311,568

Real Estate — 0.1%
CBRE Services, Inc.
6.625%, 10/15/20	1,675	1,792,250
5.000%, 03/15/23	750	720,938

		2,513,188

Real Estate Investment Trusts — 0.2%
American Tower Corp. 4.625%, 04/01/15	200	209,186
3.500%, 01/31/23	925	843,364
5.000%, 02/15/24	1,535	1,546,350
Host Hotels & Resorts LP 6.750%, 06/01/16	52	52,750
5.875%, 06/15/19	1,800	1,953,455

		4,605,105

Retail — 1.0%
AmeriGas Finance LLC 6.250%, 08/20/19	600	645,000
6.750%, 05/20/20	675	737,438
7.000%, 05/20/22	1,525	1,654,625
Dollar General Corp. 4.125%, 07/15/17	805	854,686
1.875%, 04/15/18	2,390	2,312,019
L Brands, Inc. 6.900%, 07/15/17	1,400	1,610,000
8.500%, 06/15/19	900	1,080,000
7.000%, 05/01/20	900	1,010,250
6.625%, 04/01/21	1,925	2,112,687
5.625%, 02/15/22	1,000	1,022,500
5.625%, 10/15/23	5,775	5,861,625
Rite Aid Corp. 8.000%, 08/15/20	3,700	4,162,500
Suburban Propane Partners LP 7.500%, 10/01/18	1,575	1,689,188
7.375%, 08/01/21	750	817,500
Walgreen Co. 0.744%, 03/13/14•	1,840	1,841,836

		27,411,854

Semiconductors — 0.3%
NXP BV 3.750%, 06/01/18 144A @,^	1,750	1,763,125
5.750%, 02/15/21 144A @	2,625	2,743,125
5.750%, 03/15/23 144A @	4,900	4,985,750

		9,492,000

	Par (000)	Value†

Telecommunications — 2.3%
Crown Castle International Corp. 7.125%, 11/01/19	$4,165	$4,487,788
5.250%, 01/15/23	1,650	1,617,000
Intelsat Jackson Holdings SA 7.250%, 04/01/19	2,175	2,349,000
8.500%, 11/01/19	2,525	2,755,406
7.250%, 10/15/20	4,830	5,282,812
7.500%, 04/01/21	1,350	1,488,375
5.500%, 08/01/23 144A @	2,840	2,701,550
Matterhorn Mobile SA 5.396%, 05/15/19 144A @,^	250	283,056
6.750%, 05/15/19 144A @	930	1,131,159
SBA Communications Corp. 5.625%, 10/01/19	950	978,500
SBA Telecommunications, Inc. 8.250%, 08/15/19	133	142,643
5.750%, 07/15/20	875	910,000
Sprint Capital Corp. 6.900%, 05/01/19	300	327,750
Sprint Communications, Inc. 9.000%, 11/15/18 144A @	6,790	8,181,950
11.500%, 11/15/21	450	589,500
Telesat Canada 6.000%, 05/15/17 144A @^	2,595	2,698,800
UPC Holding BV 9.875%, 04/15/18 144A @	2,600	2,788,500
UPCB Finance III Ltd. 6.625%, 07/01/20 144A @	4,545	4,829,062
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	7,155	7,763,175
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	6,150	6,534,375
Verizon Communications, Inc. 0.442%, 03/06/15 144A @•^	4,450	4,442,457

		62,282,858

Transportation — 0.3%
Burlington Northern Santa Fe LLC 3.850%, 09/01/23	7,075	6,959,253

TOTAL CORPORATE BONDS (Cost $379,122,576)		389,866,908

LOAN AGREEMENTS — 7.6%‡
Diversified Financial Services — 0.3%
Hilton Worldwide Finance LLC 3.750%, 10/26/20•	5,526	5,567,763
Terra-Gen Finance Co., LLC 6.500%, 06/22/17•^	2,355	2,354,518

		7,922,281

Entertainment — 0.2%
Kasima LLC 3.250%, 05/17/21 144A •	775	770,156
Peninsula Gaming LLC 4.250%, 11/20/17•	3,615	3,635,679

		4,405,835

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Food — 1.9%
H.J. Heinz Co. 3.500%, 06/05/20•	$42,909	$43,208,024
Pinnacle Foods Finance LLC• 3.250%, 04/29/20	4,873	4,863,914
3.250%, 04/29/20	3,840	3,832,925

		51,904,863

Healthcare Services — 0.1%
DaVita, Inc. 4.000%, 11/01/19•	1,312	1,319,949
HCA, Inc. 2.919%, 03/31/17•	1,147	1,146,769

		2,466,718

Holding Companies — 0.8%
Intelsat Jackson Holdings 3.750%, 06/30/19	21,096	21,238,113

Media — 0.3%
CCO Holdings LLC 2.669%, 09/06/14•	500	499,680
Cequel Communications LLC 3.500%, 02/14/19•	4,573	4,576,987
Charter Communications Operating LLC 3.000%, 07/01/20•	2,114	2,097,862
3.000%, 12/31/20•	1,476	1,462,762

		8,637,291

Retail — 2.1%
Dunkin’ Brands, Inc. 3.750%, 02/14/20•	49,718	49,847,686
Wendy’s International, Inc. 3.250%, 05/15/19•	5,572	5,574,006

		55,421,692

Telecommunications — 1.9%
Crown Castle Operating Co. 3.250%, 01/31/19•	21,111	21,130,893
3.250%, 01/31/21	4,250	4,257,990
SBA Senior Finance II, LLC 3.750%, 06/30/18•	343	344,079
Telesat Canada 3.500%, 03/28/17•	784	738,743
3.500%, 03/28/19^•	3,722	3,503,766
3.500%, 03/28/19•	5,488	5,499,217
UPC Financing Partnership 3.250%, 06/30/21•	16,800	16,766,400

		52,241,088

TOTAL LOAN AGREEMENTS (Cost $203,659,721)		204,237,881

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 5.2%
U.S. Treasury Note
2.500%, 08/15/23	$53,875	$51,736,809
2.750%, 11/15/23	91,475	89,488,254

TOTAL U.S. TREASURY OBLIGATIONS (Cost $141,733,256)		141,225,063

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	26,673,515	$26,673,515
T. Rowe Price Reserve Investment Fund	75,565,157	75,565,157

TOTAL SHORT-TERM INVESTMENTS (Cost $102,238,672)		102,238,672

TOTAL INVESTMENTS — 100.0% (Cost $2,179,251,716)		$2,702,567,727

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Accent, $80.00, 01/17/15	(404)	(307,848)
Accent, $85.00, 01/17/15	(404)	(206,040)
Apache, $100.00, 01/17/15	(280)	(92,400)
Apache, $105.00, 01/17/15	(140)	(32,200)
Apache, $90.00, 01/18/14	(257)	(5,654)
Apache, $95.00, 01/17/15	(114)	(52,554)
Apache, $97.50, 01/17/15	(140)	(55,300)
Danaher Corp., $72.50, 01/18/14	(876)	(420,480)
Danaher Corp., $70.00, 01/ 18/ 14	(228)	(165,528)
Disney, $55.00, 01/18/14	(1)	(2,130)
Disney, $57.50, 01/18/14	(3)	(5,640)
Disney, $70.00, 01/18/14	(1,092)	(716,352)
Edison International, $60.00, 01/ 17/15	(542)	(62,330)
Edison International, $60.00, 01/18/14	(541)	(2,705)
GM, $27.00, 01/18/14	(1,559)	(2,140,507)
GM, $30.00, 01/18/14	(779)	(849,110)
Google, $1250.00, 01/17/15	(87)	(474,150)
Google, $850.00, 01/18/14	(60)	(1,617,120)
IBM, $185.00, 01/17/15	(522)	(775,170)
IBM, $190.00, 01/17/15	(523)	(651,135)
JPM, $45.00, 01/18/14	(4)	(5,400)
JPM, $65.00, 01/17/15	(924)	(219,912)
JPM, $67.50, 01/17/15	(924)	(162,624)
JPM, $70.00, 01/17/15	(924)	(118,272)
Kohls, $50.00, 01/18/14	(144)	(93,024)
Lowes, $45.00, 01/18/14	(1,145)	(512,960)
Lowes, $46.00, 01/18 /4	(286)	(104,676)
Lowes, $55.00, 01/17/15	(765)	(199,665)
NRG Energy, $25.00, 01/18/14	(482)	(173,520)
NRG Energy, $27.00, 01/18/14	(482)	(86,760)
Pfizer, $27.00, 01/18/14	(59)	(21,830)
PG&E, $90.00, 01/17/15	(853)	(153,540)

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
Phillip Morris, $95.00 01/17/15	(1,288)	$(227,976)
Phillip Morris, $95.00, 01/17/15	(219)	(38,763)
Phillip Morris, $97.50, 01/17/15	(591)	(67,965)
Phillip Morris, $97.50, 01/17/15	(676)	(77,740)
Procter & Gamble Co., $75.00, 01/18/14	(1,230)	(804,420)
Proctor & Gamble Co., $92.50, 01/17/15	(210)	(28,770)
Proctor & Gamble Co., $95.00, 01/17/15	(210)	(19,950)
Proctor & Gamble, Corp. $85.00, 01/ 17/ 15	(1,286)	(424,380)
SPG, $165.00, 01/17/15	(109)	(57,225)
SPG, $170 .00, 01/17/15	(192)	(76,800)
SPG, $175.00, 01/17/15	(109)	(34,335)
SPG, $180.00, 01/17/15	(108)	(22,572)
TXN, $45.00, 01/17/15	(2,511)	(685,503)
United Technologies Corp., $105.00, 01/18/14	(533)	(453,050)
United Technologies Corp., $120 .00, 01/17/15	(594)	(314,820)
United Technologies Corp., $125.00, 01/17/15	(594)	(210,870)
UnitedHealth Group, Inc., $65.00, 01/18/14	(423)	(427,230)
USB, $35.00, 01/18/14	(11)	(5,962)
USB, $37.00, 01/18/14	(1)	(345)
USB, $42.00, 01/17/15	(1,665)	(269,730)
Zoetis, $34.00, 01/18/14	(385)	(3,850)
Zoetis, $35.00, 01/18/14	(769)	(3,076)

TOTAL WRITTEN OPTIONS (Premiums $(7,233,242))		(14,741,868)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security. Rates shown represents rates in effect as of 12/31/2013.
^	Illiquid security. The total market value of illiquid securities at December 31, 2013 is $37,472,255.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2013. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 12/31/2013††
United States	91%
Bermuda	2
Netherlands	2
Switzerland	2
Cayman Islands	1
Luxembourg	1
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,751,407,230	$1,751,407,230	$—	$—
REAL ESTATE INVESTMENT TRUSTS	43,489,351	43,489,351	—	—
PREFERRED STOCKS	5,737,600	5,737,600	—	—
U.S. TREASURY OBLIGATIONS	141,225,063	—	141,225,063	—
AGENCY OBLIGATIONS	43,146,847	—	43,146,847	—
ASSET BACKED SECURITIES	19,125,477	—	19,125,477	—
COLLATERALIZED MORTGAGE OBLIGATION	2,092,698	—	2,092,698	—
CORPORATE BONDS	389,866,908	—	389,866,908	—
LOAN AGREEMENTS	204,237,881	—	204,237,881	—
SHORT-TERM INVESTMENTS	102,238,672	102,238,672	—	—

TOTAL INVESTMENTS	$2,702,567,727	$1,902,872,853	$799,694,874	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(14,741,868)	$(2,343,773)	$(12,398,095)	$—

TOTAL LIABILITIES	$(14,741,868)	$(2,343,773)	$(12,398,095)	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $23,917,978)	3,333,990	$47,042,599

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $27,444,945)	2,459,744	31,361,732

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $232,858)	232,858	232,858

TOTAL INVESTMENTS — 100.0% (Cost $51,595,781)		$78,637,189

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$47,042,599	$47,042,599	$—	$—
AFFILIATED FIXED INCOME FUNDS	31,361,732	31,361,732	—	—
SHORT-TERM INVESTMENTS	232,858	232,858	—	—

TOTAL INVESTMENTS	$78,637,189	$78,637,189	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Aerospace & Defense — 1.6%
The Boeing Co.	30,400	$4,149,296

Airlines — 0.7%
Delta Air Lines, Inc.	33,400	917,498
United Continental Holdings, Inc.*	26,700	1,010,061

		1,927,559

Apparel — 1.5%
NIKE, Inc., Class B	18,800	1,478,432
Prada S.p.A.	88,400	786,609
Under Armour, Inc., Class A*	18,500	1,615,050

		3,880,091

Auto Manufacturers — 0.4%
Tesla Motors, Inc.*	6,900	1,037,622

Beverages — 1.0%
Green Mountain Coffee Roasters, Inc.*	7,900	597,082
Monster Beverage Corp.*	12,600	853,902
PepsiCo, Inc.	14,400	1,194,336

		2,645,320

Biotechnology — 7.3%
Alexion Pharmaceuticals, Inc.*	11,900	1,583,414
Biogen Idec, Inc.*	16,900	4,727,775
Celgene Corp.*	17,100	2,889,216
Gilead Sciences, Inc.*	97,900	7,357,185
Incyte Corp. Ltd.*	16,700	845,521
Regeneron Pharmaceuticals, Inc.*	4,300	1,183,532
Vertex Pharmaceuticals, Inc.*	11,400	847,020

		19,433,663

Building Materials — 0.3%
Martin Marietta Materials, Inc.	6,700	669,598

Chemicals — 3.1%
Ecolab, Inc.	26,500	2,763,155
FMC Corp.	12,200	920,612
Praxair, Inc.	16,700	2,171,501
The Sherwin-Williams Co.	13,700	2,513,950

		8,369,218

Commercial Services — 3.4%
Alliance Data Systems Corp.*	4,300	1,130,599
Mastercard, Inc., Class A	9,600	8,020,416

		9,151,015

Computers — 3.7%
Apple, Inc.	13,500	7,574,985
Cognizant Technology Solutions Corp., Class A*	23,000	2,322,540

		9,897,525

Cosmetics & Personal Care — 0.3%
The Procter & Gamble Co.	9,400	765,254

Distribution & Wholesale — 1.2%
Fastenal Co.	55,200	2,622,552
W.W. Grainger, Inc.	2,600	664,092

		3,286,644

	Number of Shares	Value†

Diversified Financial Services — 6.4%
Affiliated Managers Group, Inc.*	4,800	$1,041,024
American Express Co.	31,300	2,839,849
BlackRock, Inc.	4,400	1,392,468
Franklin Resources, Inc.	15,000	865,950
IntercontinentalExchange Group, Inc.*	4,500	1,012,140
Invesco Ltd.	34,000	1,237,600
TD Ameritrade Holding Corp.	38,400	1,176,576
Visa, Inc., Class A	33,500	7,459,780

		17,025,387

Food — 1.2%
Nestle S.A.	11,416	835,676
Whole Foods Market, Inc.	39,800	2,301,634

		3,137,310

Healthcare Products — 0.7%
IDEXX Laboratories, Inc.*	11,300	1,201,981
Stryker Corp.	8,400	631,176

		1,833,157

Healthcare Services — 0.4%
UnitedHealth Group, Inc.	14,300	1,076,790

Home Builders — 0.8%
D.R. Horton, Inc.	45,800	1,022,256
Lennar Corp., Class A	26,100	1,032,516

		2,054,772

Internet — 21.7%
Amazon.com, Inc.*	35,300	14,077,287
Baidu, Inc. ADR*	18,000	3,201,840
Ctrip.com International Ltd. ADR*	22,200	1,101,564
eBay, Inc.*	59,300	3,254,977
Facebook, Inc., Class A*	27,000	1,475,820
Google, Inc., Class A*	14,600	16,362,366
LinkedIn Corp., Class A*	8,000	1,734,640
NAVER Corp.*	2,432	1,668,421
Netflix, Inc.*	6,700	2,466,739
priceline.com, Inc.*	6,800	7,904,320
Tencent Holdings Ltd.	13,800	880,219
TripAdvisor, Inc.*	15,100	1,250,733
Twitter, Inc.*,^,~	31,570	1,908,959
Twitter, Inc.*	5,600	356,440

		57,644,325

Leisure Time — 0.9%
Carnival PLC	29,966	1,241,057
Harley-Davidson, Inc.	15,500	1,073,220

		2,314,277

Lodging — 3.3%
Las Vegas Sands Corp.	41,300	3,257,331
Marriott International, Inc., Class A	17,797	878,460
MGM Resorts International*	63,000	1,481,760
Starwood Hotels & Resorts Worldwide, Inc.	23,100	1,835,295
Wynn Macau Ltd.	276,000	1,251,099

		8,703,945

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.6%
Flowserve Corp.	11,800	$930,194
Roper Industries, Inc.	18,700	2,593,316
Wabtec Corp.	11,300	839,251

		4,362,761

Media — 2.0%
Charter Communications, Inc., Class A*	5,500	752,180
Discovery Communications, Inc., Class C*	15,100	1,266,286
The Walt Disney Co.	21,800	1,665,520
Twenty-First Century Fox, Inc., Class A	45,800	1,611,244

		5,295,230

Metal Fabricate/Hardware — 2.2%
Precision Castparts Corp.	21,500	5,789,950

Miscellaneous Manufacturing — 2.2%
Danaher Corp.	76,400	5,898,080

Oil & Gas — 3.8%
Antero Resources Corp.*	3,200	203,008
Cabot Oil & Gas Corp.	43,100	1,670,556
Concho Resources, Inc.*	10,700	1,155,600
EOG Resources, Inc.	7,000	1,174,880
EQT Corp.	12,700	1,140,206
Pioneer Natural Resources Co.	15,100	2,779,457
Range Resources Corp.	25,000	2,107,750

		10,231,457

Oil & Gas Services — 0.9%
FMC Technologies, Inc.*	20,000	1,044,200
Schlumberger Ltd.	14,800	1,333,628

		2,377,828

Pharmaceuticals — 3.2%
McKesson Corp.	27,900	4,503,060
Novo Nordisk A/S, B Shares	3,969	727,525
Pharmacyclics, Inc.*	8,300	877,974
Valeant Pharmaceuticals International, Inc.*	20,500	2,406,700

		8,515,259

Retail — 10.3%
AutoZone, Inc.*	4,600	2,198,524
CarMax, Inc.*	32,800	1,542,256
Chipotle Mexican Grill, Inc.*	5,900	3,143,402
Costco Wholesale Corp.	14,800	1,761,348
CVS Caremark Corp.	38,200	2,733,974
Dollar Tree, Inc.*	12,200	688,324
Lowe’s Cos., Inc.	48,100	2,383,355
Lululemon Athletica, Inc.*	2,900	171,187
Ross Stores, Inc.	16,900	1,266,317
Starbucks Corp.	58,600	4,593,654
The Home Depot, Inc.	60,300	4,965,102
Tractor Supply Co.	25,000	1,939,500

		27,386,943

Semiconductors — 1.2%
QUALCOMM, Inc.	44,700	3,318,975

	Number of Shares	Value†

Software — 3.7%
Akamai Technologies, Inc.*	17,200	$811,496
Concur Technologies, Inc.*	7,700	794,486
Fiserv, Inc.*	18,600	1,098,330
NetSuite, Inc.*	7,500	772,650
Red Hat, Inc.*	21,200	1,188,048
Salesforce.com, Inc.*	54,300	2,996,817
ServiceNow, Inc.*	22,800	1,277,028
Workday, Inc., Class A*	10,300	856,548

		9,795,403

Telecommunications — 3.5%
Crown Castle International Corp.*	82,300	6,043,289
Juniper Networks, Inc.*	33,600	758,352
SBA Communications Corp., Class A*	12,600	1,131,984
SoftBank Corp.	14,300	1,249,264

		9,182,889

Transportation — 2.7%
J.B. Hunt Transport Services, Inc.	10,600	819,380
Kansas City Southern	25,100	3,108,133
Union Pacific Corp.	7,800	1,310,400
United Parcel Service, Inc., Class B	18,100	1,901,948

		7,139,861

TOTAL COMMON STOCKS (Cost $155,971,309)		258,297,404

PREFERRED STOCKS — 0.0%
Internet — 0.0%
Livingsocial, Series F, CONV*,^,~ (Cost $115,858)	15,066	9,491

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Diversified — 1.8%
American Tower Corp. (Cost $2,731,467)	61,500	4,908,930

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	2,521,052	2,521,052
T. Rowe Price Reserve Investment Fund	1,008	1,008

TOTAL SHORT-TERM INVESTMENTS (Cost $2,522,060)		2,522,060

TOTAL INVESTMENTS — 100.0% (Cost $161,340,694)		$265,737,885

^	Illiquid security. The total market value of illiquid securities at December 31, 2013 is $1,918,450.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2013 is $1,918,450.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Growth Stock Fund

Country Weightings as of 12/31/2013††
United States	94%
China	2
Canada	1
France	1
South Korea	1
Other	1

Total	100%

†† % of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$4,149,296	$4,149,296	$—	$—
Airlines	1,927,559	1,927,559	—	—
Apparel	3,880,091	3,880,091	—	—
Auto Manufacturers	1,037,622	1,037,622	—	—
Beverages	2,645,320	2,645,320	—	—
Biotechnology	19,433,663	19,433,663	—	—
Building Materials	669,598	669,598	—	—
Chemicals	8,369,218	8,369,218	—	—
Commercial Services	9,151,015	9,151,015	—	—
Computers	9,897,525	9,897,525	—	—
Cosmetics & Personal Care	765,254	765,254	—	—
Distribution & Wholesale	3,286,644	3,286,644	—	—
Diversified Financial Services	17,025,387	17,025,387	—	—
Food	3,137,310	3,137,310	—	—
Healthcare Products	1,833,157	1,833,157	—	—
Healthcare Services	1,076,790	1,076,790	—	—
Home Builders	2,054,772	2,054,772	—	—
Internet	57,644,325	55,735,366	1,908,959	—
Leisure Time	2,314,277	2,314,277	—	—
Lodging	8,703,945	8,703,945	—	—
Machinery — Diversified	4,362,761	4,362,761	—	—
Media	5,295,230	5,295,230	—	—
Metal Fabricate/Hardware	5,789,950	5,789,950	—	—
Miscellaneous Manufacturing	5,898,080	5,898,080	—	—
Oil & Gas	10,231,457	10,231,457	—	—
Oil & Gas Services	2,377,828	2,377,828	—	—
Pharmaceuticals	8,515,259	8,515,259	—	—
Retail	27,386,943	27,386,943	—	—
Semiconductors	3,318,975	3,318,975	—	—
Software	9,795,403	9,795,403	—	—
Telecommunications	9,182,889	9,182,889	—	—
Transportation	7,139,861	7,139,861	—	—
REAL ESTATE INVESTMENT TRUSTS
Diversified	4,908,930	4,908,930	—	—
PREFERRED STOCKS	9,491	—	—	9,491
SHORT-TERM INVESTMENTS	2,522,060	2,522,060	—	—

TOTAL INVESTMENTS	$265,737,885	$263,819,435	$1,908,959	$9,491

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2012	$429,019
Transfers out of level 3	(402,202)
Change in Unrealized Appreciation/(Depreciation)	(17,326)

Balance as of 12/31/2013	$9,491

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period.

Fair Value of Level 2 investments at 12/31/12 was $7,338,072 which was a result of valuing investments using third-party vendor modeling tools. An amount of $4,758,172 was transferred from Level 2 into Level 1 at 12/31/2013 as a result of using quoted prices in active market for such foreign securities.

Fair Value of Level 3 investments at 12/31/12 was $429,019. An amount of $402,202 was transferred from Level 3 into Level 2 at 12/31/13 as a result of changes in significant observable inputs.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Advertising — 0.8%
Omnicom Group, Inc.	6,313	$469,498

Aerospace & Defense — 3.0%
United Technologies Corp.	14,710	1,673,998

Apparel — 3.8%
LVMH Moet Hennessy Louis Vuitton S.A.	6,726	1,226,947
NIKE, Inc., Class B	7,732	608,044
VF Corp.	4,625	288,323

		2,123,314

Auto Parts & Equipment — 1.1%
Johnson Controls, Inc.	11,335	581,485

Beverages — 3.1%
Beam, Inc.	4,000	272,240
PepsiCo, Inc.	6,602	547,570
Pernod Ricard S.A.	8,083	920,832

		1,740,642

Chemicals — 3.2%
Monsanto Co.	4,248	495,104
Praxair, Inc.	7,563	983,417
The Sherwin-Williams Co.	1,738	318,923

		1,797,444

Commercial Services — 1.7%
Mastercard, Inc., Class A	1,133	946,576

Computers — 9.8%
Accenture PLC, Class A	27,061	2,224,955
Apple, Inc.	995	558,305
Cognizant Technology Solutions Corp., Class A*	5,571	562,560
EMC Corp.	57,222	1,439,133
International Business Machines Corp.	3,400	637,738

		5,422,691

Cosmetics & Personal Care — 5.5%
Colgate-Palmolive Co.	26,073	1,700,220
The Procter & Gamble Co.	16,595	1,350,999

		3,051,219

Distribution & Wholesale — 1.7%
W.W. Grainger, Inc.	3,791	968,297

Diversified Financial Services — 6.9%
CME Group, Inc.	3,803	298,383
Franklin Resources, Inc.	20,797	1,200,611
The Charles Schwab Corp.	14,301	371,826
Visa, Inc., Class A	8,629	1,921,506

		3,792,326

Electronics — 6.4%
Amphenol Corp., Class A	4,538	404,699
Mettler-Toledo International, Inc.*	3,245	787,204
Thermo Fisher Scientific, Inc.	14,576	1,623,038
Waters Corp.*	7,456	745,600

		3,560,541

	Number of Shares	Value†

Food — 2.0%
Danone S.A.	15,033	$1,082,028

Healthcare Products — 3.3%
DENTSPLY International, Inc.	24,165	1,171,519
Patterson Cos., Inc.	6,256	257,747
St. Jude Medical, Inc.	6,634	410,977

		1,840,243

Household Products & Wares — 0.6%
Church & Dwight Co., Inc.	5,203	344,855

Internet — 5.3%
eBay, Inc.*	7,845	430,612
Google, Inc., Class A*	2,223	2,491,338

		2,921,950

Media — 5.9%
Discovery Communications, Inc., Class A*	4,760	430,399
The Walt Disney Co.	17,799	1,359,844
Time Warner, Inc.	15,159	1,056,885
Viacom, Inc., Class B	4,677	408,489

		3,255,617

Metal Fabricate/Hardware — 1.2%
Precision Castparts Corp.	2,373	639,049

Mining — 0.5%
Rio Tinto PLC	4,720	266,491

Miscellaneous Manufacturing — 3.4%
Danaher Corp.	24,060	1,857,432

Oil & Gas — 0.8%
Occidental Petroleum Corp.	4,899	465,895

Oil & Gas Services — 2.4%
Schlumberger Ltd.	14,687	1,323,446

Pharmaceuticals — 9.6%
Abbott Laboratories	19,000	728,270
Allergan, Inc.	3,415	379,338
Express Scripts Holding Co.*	19,912	1,398,619
Johnson & Johnson	9,158	838,781
Mead Johnson Nutrition Co.	11,226	940,290
Zoetis, Inc.	31,923	1,043,563

		5,328,861

Retail — 5.5%
CVS Caremark Corp.	18,239	1,305,365
Inditex S.A.	2,659	438,228
McDonald’s Corp.	9,863	957,007
Target Corp.	5,143	325,398

		3,025,998

Semiconductors — 5.5%
Microchip Technology, Inc.	24,292	1,087,067
Sensata Technologies Holding N.V.*	31,931	1,237,965
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	39,770	693,589

		3,018,621

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 3.8%
Autodesk, Inc.*	4,769	$240,024
MSCI, Inc.*	7,122	311,374
Oracle Corp.	40,504	1,549,683

		2,101,081

Transportation — 2.7%
Expeditors International of Washington, Inc.	18,545	820,616
Kuehne + Nagel International AG	5,060	664,230

		1,484,846

TOTAL COMMON STOCKS (Cost $47,373,936)		55,084,444

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $283,292)	283,292	283,292

TOTAL INVESTMENTS — 100.0% (Cost $47,657,228)		$55,367,736

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
PLC	— Public Limited Company.

Country Weightings as of 12/31/2013 ††
United States	82%
France	8
Ireland	4
Netherlands	2
Spain	1
Switzerland	1
Taiwan	1
Other	1

Total	100%

††	% of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$55,084,444	$55,084,444	$—	$—
SHORT-TERM INVESTMENTS	283,292	283,292	—	—

TOTAL INVESTMENTS	$55,367,736	$55,367,736	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.9%
Aerospace & Defense — 1.3%
B/E Aerospace, Inc.*	18,500	$1,610,055

Airlines — 1.6%
Delta Air Lines, Inc.	73,830	2,028,110

Apparel — 3.1%
Michael Kors Holdings Ltd.	25,390	2,061,414
NIKE, Inc., Class B	25,280	1,988,019

		4,049,433

Auto Parts & Equipment — 0.9%
Delphi Automotive PLC	19,210	1,155,097

Banks — 1.2%
JPMorgan Chase & Co.	27,420	1,603,522

Beverages — 2.4%
Constellation Brands, Inc., Class A*	44,170	3,108,685

Biotechnology — 7.9%
Alexion Pharmaceuticals, Inc.*	17,510	2,329,881
Biogen Idec, Inc.*	7,880	2,204,430
Celgene Corp.*	16,910	2,857,113
Gilead Sciences, Inc.*	37,600	2,825,640

		10,217,064

Building Materials — 1.4%
Fortune Brands Home & Security, Inc.	38,310	1,750,767

Chemicals — 1.4%
Monsanto Co.	15,490	1,805,360

Commercial Services — 7.5%
Alliance Data Systems Corp.*	11,220	2,950,075
Mastercard, Inc., Class A	3,432	2,867,299
United Rentals, Inc.*	25,230	1,966,678
Vantiv, Inc., Class A*	57,910	1,888,445

		9,672,497

Computers — 3.7%
Apple, Inc.	8,395	4,710,518

Distribution & Wholesale — 1.1%
LKQ Corp.*	42,057	1,383,675

Diversified Financial Services — 8.8%
Affiliated Managers Group, Inc.*	8,737	1,894,881
American Express Co.	19,920	1,807,342
Ameriprise Financial, Inc.	5,940	683,397
IntercontinentalExchange Group, Inc.*	15,160	3,409,787
Visa, Inc., Class A	16,030	3,569,560

		11,364,967

Diversified Operations — 1.4%
Eaton Corp. PLC	23,310	1,774,357

Healthcare Products — 1.2%
Boston Scientific Corp.*	131,360	1,578,947

Insurance — 1.7%
Aon PLC	26,490	2,222,246

Internet — 16.1%
Amazon.com, Inc.*	10,484	4,180,914
Baidu, Inc. ADR*	7,550	1,342,994

	Number of Shares	Value†

Internet — (continued)
Facebook, Inc., Class A*	57,740	$3,156,069
Google, Inc., Class A*	5,030	5,637,171
LinkedIn Corp., Class A*	8,750	1,897,263
Netflix, Inc.*	4,920	1,811,396
priceline.com, Inc.*	2,290	2,661,896
Twitter, Inc.*	744	47,356

		20,735,059

Machinery — Diversified — 1.1%
Cummins, Inc.	9,635	1,358,246

Media — 6.2%
CBS Corp., Class B	35,025	2,232,494
Discovery Communications, Inc., Class A*	21,400	1,934,988
Liberty Global PLC, Class A	7,897	702,754
Liberty Global PLC, Series C*	23,726	2,000,576
Sirius XM Holdings, Inc.*	319,670	1,115,648

		7,986,460

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	8,779	2,364,185

Oil & Gas — 3.5%
Antero Resources Corp.*	21,598	1,370,177
Marathon Petroleum Corp.	10,930	1,002,609
Pioneer Natural Resources Co.	11,430	2,103,920

		4,476,706

Pharmaceuticals — 7.4%
AbbVie, Inc.	23,640	1,248,429
Actavis PLC	8,240	1,384,320
Bristol-Myers Squibb Co.	37,220	1,978,243
Cardinal Health, Inc.	13,890	927,991
McKesson Corp.	9,850	1,589,790
Novartis AG ADR	11,450	920,351
Shire PLC ADR	10,670	1,507,564

		9,556,688

Retail — 6.8%
Best Buy Co., Inc.	39,790	1,586,825
Starbucks Corp.	29,220	2,290,556
The Home Depot, Inc.	31,520	2,595,357
TJX Cos., Inc.	34,750	2,214,617

		8,687,355

Semiconductors — 3.1%
ARM Holdings PLC ADR	37,820	2,070,267
ASML Holding N.V.	20,300	1,902,110

		3,972,377

Software — 4.3%
Adobe Systems, Inc.*	32,400	1,940,112
Salesforce.com, Inc.*	33,550	1,851,624
ServiceNow, Inc.*	30,050	1,683,101

		5,474,837

Telecommunications — 1.4%
SBA Communications Corp., Class A*	20,360	1,829,142

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (Continued)
Transportation — 1.6%
Kansas City Southern	16,740	$2,072,914

TOTAL COMMON STOCKS (Cost $85,587,071)		128,549,269

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $131,700)	131,700	131,700

TOTAL INVESTMENTS — 100.0% (Cost $85,718,771)		$128,680,969

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2013††
United States	87%
United Kingdom	5
Hong Kong	2
Ireland	2
Netherlands	2
China	1
Switzerland	1

Total	100%

††	% of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$128,549,269	$128,549,269	$—	$—
SHORT-TERM INVESTMENTS	131,700	131,700	—	—

TOTAL INVESTMENTS	$128,680,969	$128,680,969	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.8%
Advertising — 1.4%
Omnicom Group, Inc.	42,427	$3,155,296

Aerospace & Defense — 1.5%
Northrop Grumman Corp.	29,049	3,329,306

Agriculture — 1.3%
Philip Morris International, Inc.	33,750	2,940,637

Auto Manufacturers — 1.3%
General Motors Co.*	72,358	2,957,271

Banks — 13.2%
Bank of America Corp.	208,341	3,243,869
Citigroup, Inc.	64,687	3,370,840
Fifth Third Bancorp	117,457	2,470,121
JPMorgan Chase & Co.	99,022	5,790,807
State Street Corp.	55,407	4,066,320
The PNC Financial Services Group, Inc.	40,952	3,177,056
U.S. Bancorp	50,856	2,054,582
Wells Fargo & Co.	108,601	4,930,485

		29,104,080

Beverages — 1.1%
PepsiCo, Inc.	30,015	2,489,444

Building Materials — 1.1%
Vulcan Materials Co.	42,002	2,495,759

Chemicals — 1.4%
E.I. du Pont de Nemours & Co.	46,736	3,036,438

Coal — 0.8%
CONSOL Energy, Inc.	43,459	1,653,180

Computers — 2.3%
Apple, Inc.	4,433	2,487,400
EMC Corp.	103,319	2,598,473

		5,085,873

Cosmetics & Personal Care — 0.6%
The Procter & Gamble Co.	17,169	1,397,728

Diversified Financial Services — 4.3%
Ameriprise Financial, Inc.	34,761	3,999,253
Discover Financial Services	55,822	3,123,241
Legg Mason, Inc.	54,229	2,357,877

		9,480,371

Diversified Operations — 1.4%
Eaton Corp. PLC	40,867	3,110,796

Electric — 2.8%
Calpine Corp.*	102,178	1,993,493
FirstEnergy Corp.	47,100	1,553,358
NextEra Energy, Inc.	30,787	2,635,983

		6,182,834

Electronics — 1.2%
Honeywell International, Inc.	27,861	2,545,660

Food — 1.2%
Mondelez International, Inc., Class A	77,543	2,737,268

	Number of Shares	Value†

Healthcare Products — 1.3%
Covidien PLC	42,890	$2,920,809

Healthcare Services — 2.5%
HCA Holdings, Inc.*	44,701	2,132,685
UnitedHealth Group, Inc.	44,207	3,328,787

		5,461,472

Insurance — 5.8%
American International Group, Inc.	60,155	3,070,913
MetLife, Inc.	63,738	3,436,753
The Travelers Cos., Inc.	31,208	2,825,572
Unum Group	97,210	3,410,127

		12,743,365

Internet — 2.4%
AOL, Inc.*	43,510	2,028,436
Liberty Interactive Corp., Class A*	111,016	3,258,320

		5,286,756

Machinery — Construction & Mining — 0.9%
Terex Corp.	45,021	1,890,432

Machinery — Diversified — 0.9%
Deere & Co.	21,382	1,952,818

Media — 4.6%
Comcast Corp., Class A	64,450	3,349,145
DIRECTV*	27,467	1,897,695
Liberty Global PLC, Class A*	22,093	1,966,056
Viacom, Inc., Class B	34,027	2,971,918

		10,184,814

Miscellaneous Manufacturing — 4.0%
Dover Corp.	17,118	1,652,572
General Electric Co.	128,733	3,608,386
Illinois Tool Works, Inc.	41,320	3,474,185

		8,735,143

Oil & Gas — 9.3%
Chevron Corp.	39,615	4,948,310
Exxon Mobil Corp.	40,163	4,064,496
Hess Corp.	36,059	2,992,897
Marathon Oil Corp.	89,151	3,147,030
Noble Energy, Inc.	44,414	3,025,037
Valero Energy Corp.	47,328	2,385,331

		20,563,101

Oil & Gas Services — 1.4%
Schlumberger Ltd.	34,255	3,086,718

Packaging and Containers — 1.4%
Sealed Air Corp.	92,972	3,165,697

Pharmaceuticals — 9.8%
Bristol-Myers Squibb Co.	48,408	2,572,885
Eli Lilly & Co.	61,149	3,118,599
Forest Laboratories, Inc.*	58,581	3,516,617
Merck & Co., Inc.	89,916	4,500,296
Pfizer, Inc.	147,122	4,506,347

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Sanofi ADR	64,455	$3,456,722

		21,671,466

Retail — 4.6%
AutoNation, Inc.*	26,420	1,312,810
CVS Caremark Corp.	40,102	2,870,100
Family Dollar Stores, Inc.	42,190	2,741,084
Lowe’s Cos., Inc.	63,481	3,145,484

		10,069,478

Semiconductors — 1.3%
Texas Instruments, Inc.	67,418	2,960,324

Software — 1.9%
Microsoft Corp.	79,906	2,990,881
Oracle Corp.	31,157	1,192,067

		4,182,948

Telecommunications — 5.2%
Cisco Systems, Inc.	105,263	2,363,154
Motorola Solutions, Inc.	49,633	3,350,228
Verizon Communications, Inc.	54,192	2,662,995
Vodafone Group PLC- ADR	80,603	3,168,504

		11,544,881

Transportation — 1.4%
Norfolk Southern Corp.	33,444	3,104,607

TOTAL COMMON STOCKS (Cost $177,505,699)		211,226,770

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Diversified — 1.3%
Weyerhaeuser Co. (Cost $2,787,678)	93,188	2,941,945

SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,287,883)	6,287,883	6,287,883

TOTAL INVESTMENTS — 100.0% (Cost $186,581,260)		$220,456,598

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 12/31/2013††
United States	93%
France	3
Ireland	3
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$211,226,770	$211,226,770	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,941,945	2,941945	—	—
SHORT-TERM INVESTMENTS	6,287,883	6,287,883	—	—

TOTAL INVESTMENTS	$220,456,598	$220,456,598	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Aerospace & Defense — 3.1%
The Boeing Co.	$22,766	$3,107,331
United Technologies Corp.	23,362	2,658,596

		5,765,927

Agriculture — 1.2%
Reynolds American, Inc.	43,253	2,162,217

Airlines — 1.0%
Delta Air Lines, Inc.	70,109	1,925,894

Apparel — 0.5%
Coach, Inc.	16,998	954,098

Auto Manufacturers — 0.9%
Volkswagen AG ADR	30,770	1,736,659

Banks — 17.5%
Bank of America Corp.	239,747	3,732,861
Citigroup, Inc.	103,832	5,410,685
JPMorgan Chase & Co.	95,396	5,578,758
Morgan Stanley	139,524	4,375,473
Regions Financial Corp.	215,434	2,130,642
SunTrust Banks, Inc.	61,384	2,259,545
The Goldman Sachs Group, Inc.	11,681	2,070,574
The PNC Financial Services Group, Inc.	23,083	1,790,779
Wells Fargo & Co.	122,652	5,568,401

		32,917,718

Biotechnology — 2.2%
Gilead Sciences, Inc.*	53,614	4,029,092

Chemicals — 3.0%
CF Industries Holdings, Inc.	7,398	1,724,030
LyondellBasell Industries N.V., Class A	49,374	3,963,745

		5,687,775

Commercial Services — 0.7%
The ADT Corp.*	31,875	1,289,981

Computers — 3.7%
Apple, Inc.	6,386	3,583,249
EMC Corp.	82,100	2,064,815
NCR Corp.*	38,288	1,304,089

		6,952,153

Diversified Financial Services — 5.4%
American Express Co.	31,721	2,878,046
Blackstone Group LP	76,848	2,420,712
Discover Financial Services	47,958	2,683,250
Invesco Ltd.	58,146	2,116,515

		10,098,523

Diversified Operations — 0.7%
Eaton Corp. PLC	17,002	1,294,192

Electric — 1.8%
NextEra Energy, Inc.	40,266	3,447,575

	Number of Shares	Value†

Electronics — 2.2%
Honeywell International, Inc.	$19,962	$1,823,928
Thermo Fisher Scientific, Inc.	21,415	2,384,560

		4,208,488

Food — 0.9%
Nestle SA ADR	24,079	1,771,973

Gas — 2.0%
Sempra Energy	41,509	3,725,848

Healthcare Products — 1.8%
Covidien PLC	22,583	1,537,902
Stryker Corp.	24,660	1,852,953

		3,390,855

Insurance — 4.7%
ACE Ltd.	21,286	2,203,740
Aflac, Inc.	32,188	2,150,158
MetLife, Inc.	65,544	3,534,133
The Allstate Corp.	16,943	924,071

		8,812,102

Internet — 1.0%
Google, Inc., Class A*	1,661	1,861,499

Machinery — Construction & Mining — 1.3%
Caterpillar, Inc.	25,828	2,345,441

Media — 3.3%
Comcast Corp., Class A	47,633	2,475,249
The Walt Disney Co.	49,190	3,758,116

		6,233,365

Miscellaneous Manufacturing — 2.2%
General Electric Co.	148,610	4,165,538

Oil & Gas — 13.8%
Anadarko Petroleum Corp.	23,362	1,853,074
Chevron Corp.	41,792	5,220,239
ConocoPhillips	50,229	3,548,679
Exxon Mobil Corp.	52,240	5,286,688
Marathon Oil Corp.	74,586	2,632,886
Occidental Petroleum Corp.	47,633	4,529,898
Phillips 66	35,555	2,742,357

		25,813,821

Oil & Gas Services — 0.6%
Cameron International Corp.*	17,534	1,043,799

Pharmaceuticals — 8.7%
Merck & Co., Inc.	70,346	3,520,817
Pfizer, Inc.	161,589	4,949,471
Roche Holding Ltd. AG ADR	47,909	3,363,212
Sanofi ADR	49,468	2,652,969
Shire PLC ADR	13,475	1,903,883

		16,390,352

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 3.7%
CVS Caremark Corp.	$54,515	$3,901,639
Dollar General Corp.*	18,097	1,091,611
Macy’s, Inc.	36,601	1,954,493

		6,947,743

Semiconductors — 2.3%
Intel Corp.	73,331	1,903,673
QUALCOMM, Inc.	33,659	2,499,180

		4,402,853

Telecommunications — 3.0%
AT&T, Inc.	49,839	1,752,339
Corning, Inc.	120,962	2,155,543
Verizon Communications, Inc.	35,043	1,722,013

		5,629,895

Textiles — 0.8%
Mohawk Industries, Inc.*	9,590	1,427,951

Transportation — 1.6%
Union Pacific Corp.	17,648	2,964,864

TOTAL COMMON STOCKS (Cost $126,540,026)		179,398,191

REAL ESTATE INVESTMENT TRUSTS — 2.6%
Diversified — 0.5%
American Tower Corp.	11,823	943,712

Regional Malls — 1.0%
Simon Property Group, Inc.	12,979	1,974,885

Storage & Warehousing — 1.1%
Public Storage	13,498	2,031,719

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,914,963)		4,950,316

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,284,782)	3,284,782	3,284,782

TOTAL INVESTMENTS — 100.0% (Cost $134,739,771)		$187,633,289

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2013††
United States	89%
Switzerland	4
Ireland	2
Netherlands	2
France	1
Germany	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$179,398,191	$179,398,191	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,950,316	4,950,316	—	—
SHORT-TERM INVESTMENTS	3,284,782	3,284,782	—	—

TOTAL INVESTMENTS	$187,633,289	$187,633,289	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 97.4%
Advertising — 0.2%
Omnicom Group, Inc.	6,067	$451,203
The Interpublic Group of Cos., Inc.	10,134	179,372

		630,575

Aerospace & Defense — 2.0%
General Dynamics Corp.	8,197	783,223
L-3 Communications Holdings, Inc.	2,100	224,406
Lockheed Martin Corp.	6,537	971,791
Northrop Grumman Corp.	5,392	617,977
Raytheon Co.	7,776	705,283
Rockwell Collins, Inc.	3,245	239,870
The Boeing Co.	16,621	2,268,600
United Technologies Corp.	20,342	2,314,920

		8,126,070

Agriculture — 1.7%
Altria Group, Inc.	48,078	1,845,714
Archer-Daniels-Midland Co.	15,999	694,357
Lorillard, Inc.	9,009	456,576
Philip Morris International, Inc.	38,588	3,362,173
Reynolds American, Inc.	7,602	380,024

		6,738,844

Airlines — 0.2%
Delta Air Lines, Inc.	20,400	560,388
Southwest Airlines Co.	16,417	309,296

		869,684

Apparel — 0.7%
Coach, Inc.	6,977	391,619
Michael Kors Holdings Ltd.*	4,300	349,117
NIKE, Inc., Class B	17,946	1,411,273
Ralph Lauren Corp.	1,428	252,142
VF Corp.	8,432	525,651

		2,929,802

Auto Manufacturers — 0.8%
Ford Motor Co.	95,967	1,480,771
General Motors Co.*	27,300	1,115,751
PACCAR, Inc.	8,544	505,548

		3,102,070

Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	5,400	301,914
Delphi Automotive PLC	7,000	420,910
Johnson Controls, Inc.	16,411	841,884
The Goodyear Tire & Rubber Co.	5,606	133,703

		1,698,411

Banks — 7.5%
Bank of America Corp.	256,935	4,000,478
BB&T Corp.	17,099	638,135
Capital One Financial Corp.	13,841	1,060,359
Citigroup, Inc.	73,081	3,808,251
Comerica, Inc.	4,344	206,514
Fifth Third Bancorp	20,946	440,494
Huntington Bancshares, Inc.	19,965	192,662
JPMorgan Chase & Co.	90,564	5,296,183

	Number of Shares	Value†

Banks — (continued)
KeyCorp	21,599	$289,859
M&T Bank Corp.	3,108	361,833
Morgan Stanley	33,763	1,058,808
Northern Trust Corp.	5,247	324,737
Regions Financial Corp.	32,894	325,322
State Street Corp.	10,447	766,705
SunTrust Banks, Inc.	12,888	474,407
The Bank of New York Mellon Corp.	28,080	981,115
The Goldman Sachs Group, Inc.	10,143	1,797,948
The PNC Financial Services Group, Inc.	12,883	999,463
U.S. Bancorp	43,856	1,771,782
Wells Fargo & Co.	115,537	5,245,380
Zions Bancorporation	4,804	143,928

		30,184,363

Beverages — 2.2%
Beam, Inc.	3,807	259,104
Brown-Forman Corp., Class B	3,793	286,637
Coca-Cola Enterprises, Inc.	5,928	261,603
Constellation Brands, Inc., Class A*	4,223	297,215
Dr. Pepper Snapple Group, Inc.	5,000	243,600
Molson Coors Brewing Co., Class B	3,938	221,119
Monster Beverage Corp.*	3,500	237,195
PepsiCo, Inc.	36,961	3,065,545
The Coca-Cola Co.	91,470	3,778,626

		8,650,644

Biotechnology — 2.5%
Alexion Pharmaceuticals, Inc.*	4,700	625,382
Amgen, Inc.	18,145	2,071,433
Biogen Idec, Inc.*	5,733	1,603,807
Celgene Corp.*	9,928	1,677,435
Gilead Sciences, Inc.*	36,898	2,772,885
Life Technologies Corp.*	4,359	330,412
Regeneron Pharmaceuticals, Inc.*	1,900	522,956
Vertex Pharmaceuticals, Inc.*	5,500	408,650

		10,012,960

Building Materials — 0.1%
Masco Corp.	9,077	206,684
Vulcan Materials Co.	3,041	180,696

		387,380

Chemicals — 2.5%
Air Products & Chemicals, Inc.	5,021	561,247
Airgas, Inc.	1,600	178,960
CF Industries Holdings, Inc.	1,400	326,256
E.I. du Pont de Nemours & Co.	22,523	1,463,319
Eastman Chemical Co.	3,682	297,137
Ecolab, Inc.	6,533	681,196
FMC Corp.	3,100	233,926
International Flavors & Fragrances, Inc.	1,875	161,213
LyondellBasell Industries N.V., Class A	10,600	850,968
Monsanto Co.	12,637	1,472,842
PPG Industries, Inc.	3,410	646,741
Praxair, Inc.	7,126	926,594
Sigma-Aldrich Corp.	3,022	284,098

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
The Dow Chemical Co.	29,404	$1,305,538
The Mosaic Co.	8,100	382,887
The Sherwin-Williams Co.	2,134	391,589

		10,164,511

Coal — 0.1%
CONSOL Energy, Inc.	5,776	219,719
Peabody Energy Corp.	6,212	121,320

		341,039

Commercial Services — 1.7%
Allegion PLC*	2,266	100,135
Alliance Data Systems Corp.*	1,200	315,516
Automatic Data Processing, Inc.	11,743	948,952
Cintas Corp.	2,455	146,293
Equifax, Inc.	3,034	209,619
H&R Block, Inc.	6,666	193,581
Iron Mountain, Inc.	4,381	132,963
Mastercard, Inc., Class A	2,500	2,088,650
McGraw Hill Financial, Inc.	6,486	507,205
Moody’s Corp.	4,473	350,996
Paychex, Inc.	7,775	353,996
Quanta Services, Inc.*	4,900	154,644
Robert Half International, Inc.	3,207	134,662
The ADT Corp.*	5,150	208,421
The Western Union Co.	13,778	237,670
Total System Services, Inc.	4,377	145,667
Tyco International Ltd.	11,500	471,960

		6,700,930

Computers — 5.8%
Accenture PLC, Class A	15,400	1,266,188
Apple, Inc.	21,726	12,190,676
Cognizant Technology Solutions Corp., Class A*	7,252	732,307
Computer Sciences Corp.	3,757	209,941
EMC Corp.	49,348	1,241,102
Hewlett-Packard Co.	46,683	1,306,190
International Business Machines Corp.	24,558	4,606,344
NetApp, Inc.	8,121	334,098
SanDisk Corp.	5,397	380,705
Seagate Technology PLC	7,700	432,432
Teradata Corp.*	4,216	191,786
Western Digital Corp.	5,200	436,280

		23,328,049

Cosmetics & Personal Care — 1.8%
Avon Products, Inc.	10,950	188,559
Colgate-Palmolive Co.	21,070	1,373,975
The Estee Lauder Cos., Inc., Class A	6,074	457,494
The Procter & Gamble Co.	65,494	5,331,866

		7,351,894

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	318,317
Fossil Group, Inc.*	1,200	143,928
Genuine Parts Co.	3,805	316,538

	Number of Shares	Value†

Distribution & Wholesale — (continued)
W.W. Grainger, Inc.	1,472	$375,978

		1,154,761

Diversified Financial Services — 2.7%
American Express Co.	22,180	2,012,391
Ameriprise Financial, Inc.	4,746	546,027
BlackRock, Inc.	3,099	980,741
CME Group, Inc.	7,560	593,158
Discover Financial Services	11,378	636,599
E*TRADE Financial Corp.*	7,681	150,855
Franklin Resources, Inc.	9,556	551,668
IntercontinentalExchange Group, Inc.*	2,770	623,028
Invesco Ltd.	11,067	402,839
Legg Mason, Inc.	2,861	124,396
SLM Corp.	10,434	274,206
T. Rowe Price Group, Inc.	6,281	526,159
The Charles Schwab Corp.	27,669	719,394
The NASDAQ OMX Group, Inc.	3,100	123,380
Visa, Inc., Class A	12,264	2,730,948

		10,995,789

Diversified Operations — 0.4%
Eaton Corp. PLC	11,306	860,613
Leucadia National Corp.	8,060	228,420
Pentair, Ltd.	4,919	382,059

		1,471,092

Electric — 2.5%
AES Corp.	14,444	209,582
Ameren Corp.	6,198	224,120
American Electric Power Co., Inc.	11,757	549,522
CMS Energy Corp.	6,707	179,546
Consolidated Edison, Inc.	7,234	399,895
Dominion Resources, Inc.	13,909	899,773
DTE Energy Co.	4,092	271,668
Duke Energy Corp.	17,159	1,184,143
Edison International	8,174	378,456
Entergy Corp.	4,447	281,362
Exelon Corp.	21,210	580,942
FirstEnergy Corp.	9,956	328,349
Integrys Energy Group, Inc.	1,995	108,548
NextEra Energy, Inc.	10,285	880,602
Northeast Utilities	7,517	318,646
NRG Energy, Inc.	7,800	224,016
Pepco Holdings, Inc.	5,540	105,980
PG&E Corp.	10,650	428,982
Pinnacle West Capital Corp.	2,569	135,951
PPL Corp.	15,098	454,299
Public Service Enterprise Group, Inc.	12,349	395,662
SCANA Corp.	3,400	159,562
TECO Energy, Inc.	4,523	77,977
The Southern Co.	21,111	867,873
Wisconsin Energy Corp.	5,800	239,772
Xcel Energy, Inc.	12,530	350,088

		10,235,316

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 0.4%
AMETEK, Inc.	5,800	$305,486
Emerson Electric Co.	16,876	1,184,358

		1,489,844

Electronics — 1.2%
Agilent Technologies, Inc.	7,845	448,655
Amphenol Corp., Class A	4,000	356,720
FLIR Systems, Inc.	3,600	108,360
Garmin Ltd.	3,200	147,904
Honeywell International, Inc.	19,108	1,745,898
Jabil Circuit, Inc.	4,292	74,852
PerkinElmer, Inc.	3,016	124,350
TE Connectivity Ltd.	10,000	551,100
Thermo Fisher Scientific, Inc.	8,682	966,741
Waters Corp.*	2,158	215,800

		4,740,380

Engineering & Construction — 0.1%
Fluor Corp.	3,870	310,722
Jacobs Engineering Group, Inc.*	2,983	187,899

		498,621

Entertainment — 0.0%
International Game Technology	6,657	120,891

Environmental Control — 0.2%
Republic Services, Inc.	6,314	209,625
Stericycle, Inc.*	2,000	232,340
Waste Management, Inc.	10,500	471,135

		913,100

Food — 1.7%
Campbell Soup Co.	4,516	195,452
ConAgra Foods, Inc.	9,902	333,697
General Mills, Inc.	15,110	754,140
Hormel Foods Corp.	3,500	158,095
Kellogg Co.	6,466	394,879
Kraft Foods Group, Inc.	14,254	768,576
McCormick & Co., Inc.	3,208	221,095
Mondelez International, Inc., Class A	42,663	1,506,004
Safeway, Inc.	6,170	200,957
Sysco Corp.	14,252	514,497
The Hershey Co.	3,487	339,041
The J.M. Smucker Co.	2,534	262,573
The Kroger Co.	12,445	491,951
Tyson Foods, Inc., Class A	6,649	222,476
Whole Foods Market, Inc.	8,986	519,660

		6,883,093

Forest Products & Paper — 0.2%
International Paper Co.	10,967	537,712
MeadWestvaco Corp.	3,999	147,683

		685,395

Gas — 0.3%
AGL Resources, Inc.	2,600	122,798
CenterPoint Energy, Inc.	10,322	239,264
NiSource, Inc.	7,865	258,601

	Number of Shares	Value†

Gas — (continued)
Sempra Energy	5,398	$484,525

		1,105,188

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	145,442
Stanley Black & Decker, Inc.	3,940	317,919

		463,361

Healthcare Products — 1.7%
Baxter International, Inc.	13,275	923,276
Becton Dickinson & Co.	4,675	516,541
Boston Scientific Corp.*	31,948	384,015
C.R. Bard, Inc.	1,842	246,717
CareFusion Corp.*	5,241	208,697
Covidien PLC	11,300	769,530
DENTSPLY International, Inc.	3,200	155,136
Edwards Lifesciences Corp.*	2,500	164,400
Hospira, Inc.*	3,912	161,487
Intuitive Surgical, Inc.*	907	348,361
Medtronic, Inc.	23,973	1,375,810
Patterson Cos., Inc.	1,974	81,329
St. Jude Medical, Inc.	7,230	447,899
Stryker Corp.	6,981	524,552
Varian Medical Systems, Inc.*	2,657	206,422
Zimmer Holdings, Inc.	4,029	375,463

		6,889,635

Healthcare Services — 1.2%
Aetna, Inc.	8,893	609,971
Cigna Corp.	6,594	576,843
DaVita HealthCare Partners, Inc.*	4,298	272,364
Humana, Inc.	3,710	382,946
Laboratory Corp. of America Holdings*	2,177	198,913
Quest Diagnostics, Inc.	3,387	181,340
Tenet Healthcare Corp.*	2,343	98,687
UnitedHealth Group, Inc.	24,141	1,817,817
WellPoint, Inc.	7,095	655,507

		4,794,388

Home Builders — 0.1%
D.R. Horton, Inc.	6,376	142,312
Lennar Corp., Class A	4,036	159,664
PulteGroup, Inc.	8,034	163,653

		465,629

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,738	142,255
Whirlpool Corp.	1,969	308,858

		451,113

Household Products & Wares — 0.3%
Avery Dennison Corp.	2,183	109,565
Kimberly-Clark Corp.	9,287	970,120
The Clorox Co.	2,997	278,002

		1,357,687

Housewares — 0.1%
Newell Rubbermaid, Inc.	7,317	237,144

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 4.3%
ACE Ltd.	8,100	$838,593
Aflac, Inc.	11,100	741,480
American International Group, Inc.	35,385	1,806,404
Aon PLC	7,444	624,477
Assurant, Inc.	1,673	111,037
Berkshire Hathaway, Inc., Class B*	43,350	5,139,576
Cincinnati Financial Corp.	3,692	193,350
Genworth Financial, Inc., Class A*	11,369	176,561
Hartford Financial Services Group, Inc.	10,557	382,480
Lincoln National Corp.	6,573	339,299
Loews Corp.	7,625	367,830
Marsh & McLennan Cos., Inc.	13,109	633,951
MetLife, Inc.	26,885	1,449,639
Principal Financial Group, Inc.	6,465	318,789
Prudential Financial, Inc.	11,330	1,044,853
The Allstate Corp.	11,276	614,993
The Chubb Corp.	5,951	575,045
The Progressive Corp.	13,856	377,853
The Travelers Cos., Inc.	8,831	799,559
Torchmark Corp.	2,235	174,665
Unum Group	6,676	234,194
XL Group PLC	6,549	208,520

		17,153,148

Internet — 4.7%
Amazon.com, Inc.*	8,975	3,579,140
eBay, Inc.*	28,328	1,554,924
Expedia, Inc.	2,494	173,732
F5 Networks, Inc.*	1,800	163,548
Facebook, Inc., Class A*	39,600	2,164,536
Google, Inc., Class A*	6,765	7,581,603
Netflix, Inc.*	1,400	515,438
priceline.com, Inc.*	1,252	1,455,325
Symantec Corp.	16,638	392,324
TripAdvisor, Inc.*	2,594	214,861
VeriSign, Inc.*	3,009	179,878
Yahoo!, Inc.*	22,617	914,632

		18,889,941

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,278	81,165
Cliffs Natural Resources, Inc.	4,100	107,461
Nucor Corp.	7,735	412,894
United States Steel Corp.	3,203	94,489

		696,009

Leisure Time — 0.2%
Carnival Corp.	10,345	415,558
Harley-Davidson, Inc.	5,228	361,987

		777,545

Lodging — 0.3%
Marriott International, Inc., Class A	5,685	280,612
Starwood Hotels & Resorts Worldwide, Inc.	4,752	377,546
Wyndham Worldwide Corp.	3,160	232,860
Wynn Resorts Ltd.	2,000	388,420

		1,279,438

	Number of Shares	Value†

Machinery — Construction & Mining — 0.4%
Caterpillar, Inc.	15,428	$1,401,017
Joy Global, Inc.	2,700	157,923

		1,558,940

Machinery — Diversified — 0.6%
Cummins, Inc.	4,174	588,409
Deere & Co.	9,132	834,026
Flowserve Corp.	3,300	260,139
Rockwell Automation, Inc.	3,471	410,133
Roper Industries, Inc.	2,400	332,832
Xylem, Inc.	4,854	167,948

		2,593,487

Media — 3.6%
Cablevision Systems Corp., Class A	5,000	89,650
CBS Corp., Class B	13,725	874,831
Comcast Corp., Class A	62,734	3,259,972
DIRECTV*	11,819	816,575
Discovery Communications, Inc., Class A*	5,600	506,352
Gannett Co., Inc.	5,374	158,963
Graham Holdings Co.	63	41,789
News Corp., Class A*	12,215	220,114
Nielsen Holdings NV	5,100	234,039
Scripps Networks Interactive, Inc., Class A	2,556	220,864
The Walt Disney Co.	39,376	3,008,326
Time Warner Cable, Inc.	6,696	907,308
Time Warner, Inc.	22,004	1,534,119
Twenty-First Century Fox, Inc., Class A	47,160	1,659,089
Viacom, Inc., Class B	9,781	854,273

		14,386,264

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,525	949,282

Mining — 0.4%
Alcoa, Inc.	25,948	275,827
Freeport-McMoRan Copper & Gold, Inc.	25,196	950,897
Newmont Mining Corp.	12,383	285,181

		1,511,905

Miscellaneous Manufacturing — 3.2%
3M Co.	15,380	2,157,045
Danaher Corp.	14,368	1,109,209
Dover Corp.	4,105	396,297
General Electric Co.	243,825	6,834,415
Illinois Tool Works, Inc.	10,019	842,397
Ingersoll-Rand PLC	6,300	388,080
Leggett & Platt, Inc.	3,354	103,773
Pall Corp.	2,645	225,751
Parker Hannifin Corp.	3,581	460,660
Textron, Inc.	6,876	252,762

		12,770,389

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	99,281
Xerox Corp.	27,655	336,562

		435,843

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 8.0%
Anadarko Petroleum Corp.	12,259	$972,384
Apache Corp.	9,623	827,001
Cabot Oil & Gas Corp.	10,088	391,011
Chesapeake Energy Corp.	12,410	336,807
Chevron Corp.	46,370	5,792,077
ConocoPhillips	29,780	2,103,957
Denbury Resources, Inc.*	8,500	139,655
Devon Energy Corp.	9,229	570,998
Diamond Offshore Drilling, Inc.	1,600	91,072
Ensco PLC ADR,Class A	5,800	331,644
EOG Resources, Inc.	6,558	1,100,695
EQT Corp.	3,600	323,208
Exxon Mobil Corp.	105,365	10,662,938
Helmerich & Payne, Inc.	2,700	227,016
Hess Corp.	6,997	580,751
Marathon Oil Corp.	16,751	591,310
Marathon Petroleum Corp.	7,225	662,749
Murphy Oil Corp.	4,317	280,087
Newfield Exploration Co.*	2,900	71,427
Noble Energy, Inc.	8,538	581,523
Occidental Petroleum Corp.	19,358	1,840,946
Phillips 66	14,340	1,106,044
Pioneer Natural Resources Co.	3,400	625,838
QEP Resources, Inc.	4,590	140,683
Range Resources Corp.	3,923	330,748
Southwestern Energy Co.*	8,490	333,912
Tesoro Corp.	3,094	180,999
Valero Energy Corp.	12,840	647,136
WPX Energy, Inc.*	4,344	88,531

		31,933,147

Oil & Gas Services — 1.7%
Baker Hughes, Inc.	10,528	581,777
Cameron International Corp.*	5,939	353,549
FMC Technologies, Inc.*	5,700	297,597
Halliburton Co.	20,269	1,028,652
Nabors Industries Ltd.	5,908	100,377
National Oilwell Varco, Inc.	10,423	828,941
Noble Corp. PLC	6,400	239,808
Rowan Cos., Inc., Class A*	3,203	113,258
Schlumberger Ltd.	31,659	2,852,792
Transocean Ltd.*	8,300	410,186

		6,806,937

Packaging and Containers — 0.2%
Ball Corp.	3,726	192,485
Bemis Co., Inc.	2,549	104,407
Owens-Illinois, Inc.*	4,000	143,120
Sealed Air Corp.	5,033	171,374

		611,386

Pharmaceuticals — 7.0%
Abbott Laboratories	37,096	1,421,890
AbbVie, Inc.	38,596	2,038,255
Actavis PLC*	4,243	712,824
Allergan, Inc.	7,116	790,445
AmerisourceBergen Corp.	5,500	386,705

	Number of Shares	Value†

Pharmaceuticals — (continued)
Bristol-Myers Squibb Co.	39,597	$2,104,581
Cardinal Health, Inc.	8,182	546,639
Eli Lilly & Co.	24,154	1,231,854
Express Scripts Holding Co.*	19,364	1,360,127
Forest Laboratories, Inc.*	5,562	333,887
Johnson & Johnson	68,041	6,231,875
McKesson Corp.	5,525	891,735
Mead Johnson Nutrition Co.	5,068	424,496
Merck & Co., Inc.	70,354	3,521,218
Mylan, Inc.*	9,056	393,030
Perrigo Co. PLC	3,300	506,418
Pfizer, Inc.	156,105	4,781,496
Zoetis, Inc.	12,107	395,778

		28,073,253

Pipelines — 0.5%
Kinder Morgan, Inc.	16,236	584,496
ONEOK, Inc.	4,800	298,464
Spectra Energy Corp.	16,384	583,598
The Williams Cos., Inc.	16,434	633,859

		2,100,417

Real Estate — 0.0%
CBRE Group, Inc., Class A*	7,201	189,386

Retail — 6.1%
AutoNation, Inc.*	1,719	85,417
AutoZone, Inc.*	841	401,947
Bed Bath & Beyond, Inc.*	5,366	430,890
Best Buy Co., Inc.	6,468	257,944
CarMax, Inc.*	5,300	249,206
Chipotle Mexican Grill, Inc.*	700	372,946
Costco Wholesale Corp.	10,677	1,270,670
CVS Caremark Corp.	28,567	2,044,540
Darden Restaurants, Inc.	2,940	159,848
Dollar General Corp.*	7,000	422,240
Dollar Tree, Inc.*	4,900	276,458
Family Dollar Stores, Inc.	2,233	145,078
GameStop Corp., Class A	2,664	131,229
Kohl’s Corp.	5,001	283,807
L Brands, Inc.	6,060	374,811
Lowe’s Cos., Inc.	25,440	1,260,552
Macy’s, Inc.	8,727	466,022
McDonald’s Corp.	23,978	2,326,585
Nordstrom, Inc.	3,337	206,227
O’Reilly Automotive, Inc.*	2,700	347,517
PetSmart, Inc.	2,600	189,150
PVH Corp.	1,900	258,438
Ross Stores, Inc.	5,200	389,636
Staples, Inc.	15,637	248,472
Starbucks Corp.	18,244	1,430,147
Target Corp.	15,132	957,402
The Gap, Inc.	6,182	241,592
The Home Depot, Inc.	33,904	2,791,655
Tiffany & Co.	2,764	256,444
TJX Cos., Inc.	17,018	1,084,557
Urban Outfitters, Inc.*	2,500	92,750

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Wal-Mart Stores, Inc.	38,947	$3,064,739
Walgreen Co.	21,179	1,216,522
Yum! Brands, Inc.	10,669	806,683

		24,542,121

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	106,154
People’s United Financial, Inc.	7,700	116,424

		222,578

Semiconductors — 2.8%
Altera Corp.	8,065	262,354
Analog Devices, Inc.	7,676	390,939
Applied Materials, Inc.	29,321	518,688
Broadcom Corp., Class A	12,908	382,722
First Solar, Inc.*	1,800	98,352
Intel Corp.	119,675	3,106,763
KLA-Tencor Corp.	4,127	266,026
Lam Research Corp.*	3,859	210,123
Linear Technology Corp.	5,541	252,393
LSI Corp.	12,772	140,747
Microchip Technology, Inc.	5,018	224,556
Micron Technology, Inc.*	26,086	567,631
NVIDIA Corp.	13,554	217,135
QUALCOMM, Inc.	40,699	3,021,901
Texas Instruments, Inc.	26,193	1,150,135
Xilinx, Inc.	6,364	292,235

		11,102,700

Software — 3.7%
Adobe Systems, Inc.*	11,405	682,931
Akamai Technologies, Inc.*	4,591	216,603
Autodesk, Inc.*	5,681	285,925
CA, Inc.	7,639	257,052
Cerner Corp.*	7,000	390,180
Citrix Systems, Inc.*	4,691	296,706
Electronic Arts, Inc.*	7,730	177,326
Fidelity National Information Services, Inc.	7,059	378,927
Fiserv, Inc.*	6,414	378,747
Intuit, Inc.	6,892	525,998
Microsoft Corp.	183,115	6,853,995
Oracle Corp.	84,517	3,233,620
Red Hat, Inc.*	4,600	257,784
Salesforce.com, Inc.*	13,200	728,508
The Dun & Bradstreet Corp.	900	110,475

		14,774,777

Telecommunications — 3.4%
AT&T, Inc.	126,943	4,463,316
CenturyLink, Inc.	14,626	465,838
Cisco Systems, Inc.	128,680	2,888,866
Corning, Inc.	35,615	634,659
Crown Castle International Corp.*	8,000	587,440
Frontier Communications Corp.	21,472	99,845
Harris Corp.	2,600	181,506
Juniper Networks, Inc.*	12,071	272,442
Motorola Solutions, Inc.	5,746	387,855

	Number of Shares	Value†

Telecommunications — (continued)
Verizon Communications, Inc.	68,876	$3,384,567
Windstream Holdings, Inc.	13,351	106,541

		13,472,875

Textiles — 0.1%
Mohawk Industries, Inc.*	1,500	223,350

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	143,686
Mattel, Inc.	8,281	394,010

		537,696

Transportation — 1.7%
C.H. Robinson Worldwide, Inc.	3,739	218,133
CSX Corp.	24,966	718,272
Expeditors International of Washington, Inc.	4,973	220,055
FedEx Corp.	7,166	1,030,256
Kansas City Southern	2,700	334,341
Norfolk Southern Corp.	7,552	701,052
Ryder System, Inc.	1,125	83,003
Union Pacific Corp.	11,110	1,866,480
United Parcel Service, Inc., Class B	17,374	1,825,660

		6,997,252

TOTAL COMMON STOCKS (Cost $246,589,587)		390,759,719

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Apartments — 0.2%
Apartment Investment & Management Co., Class A	3,662	94,883
AvalonBay Communities, Inc.	2,892	341,921
Equity Residential	7,892	409,358

		846,162

Diversified — 0.4%
American Tower Corp.	9,559	762,999
Plum Creek Timber Co., Inc.	4,547	211,481
Vornado Realty Trust	4,087	362,885
Weyerhaeuser Co.	13,808	435,919

		1,773,284

Healthcare — 0.3%
HCP, Inc.	10,840	393,709
Health Care REIT, Inc.	7,100	380,347
Ventas, Inc.	7,253	415,452

		1,189,508

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	17,676	343,621

Industrial — 0.1%
Prologis, Inc.	11,899	439,668

Office Property — 0.1%
Boston Properties, Inc.	3,742	375,585

Regional Malls — 0.4%
General Growth Properties, Inc.	13,500	270,945
Simon Property Group, Inc.	7,528	1,145,460

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Regional Malls — (continued)
The Macerich Co.	3,400	$200,226

		1,616,631

Storage & Warehousing — 0.1%
Public Storage	3,516	529,228

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	188,889

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,956,503)		7,302,576

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill
0.000%, 01/16/14+	$35	34,999
0.035%, 01/16/14+	150	149,997
0.000%, 02/20/14+	200	200,000

TOTAL U.S. TREASURY OBLIGATIONS (Cost $384,998)		384,996

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,609,162)	2,609,162	2,609,162

TOTAL INVESTMENTS — 100.0% (Cost $255,540,250)		$401,056,453

†	See Security Valuation Note.
*	Non-income producing security.
+	Collateral pledged for derivatives.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$390,759,719	$390,759,719	$—	$—
REAL ESTATE INVESTMENT TRUSTS	7,302,576	7,302,576	—	—
U.S. TREASURY OBLIGATIONS	384,996	—	384,996	—
SHORT-TERM INVESTMENTS	2,609,162	2,609,162	—	—

TOTAL INVESTMENTS	$401,056,453	$400,671,457	$384,996	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.2%
Airlines — 1.3%
Delta Air Lines, Inc.	58,880	$1,617,434

Apparel — 3.0%
Michael Kors Holdings Ltd.	17,100	1,388,349
Ralph Lauren Corp.	12,440	2,196,531

		3,584,880

Auto Parts & Equipment — 2.2%
BorgWarner, Inc.	47,740	2,669,143

Banks — 1.2%
Signature Bank*	13,360	1,435,131

Beverages — 2.1%
Beam, Inc.	36,750	2,501,205

Biotechnology — 4.4%
Alexion Pharmaceuticals, Inc.*	10,320	1,373,179
Cubist Pharmaceuticals, Inc.*	21,480	1,479,328
NPS Pharmaceuticals, Inc.*	36,620	1,111,783
Regeneron Pharmaceuticals, Inc.*	5,120	1,409,229

		5,373,519

Chemicals — 5.3%
Eastman Chemical Co.	25,590	2,065,113
International Flavors & Fragrances, Inc.	19,570	1,682,629
Methanex Corp.	18,400	1,090,016
PPG Industries, Inc.	8,520	1,615,903

		6,453,661

Commercial Services — 5.0%
Alliance Data Systems Corp.*	10,440	2,744,989
Cardtronics, Inc.*	32,530	1,413,429
Robert Half International, Inc.	21,260	892,707
Verisk Analytics, Inc., Class A*	15,280	1,004,202

		6,055,327

Distribution & Wholesale — 2.1%
Fossil Group, Inc.*	9,510	1,140,630
WESCO International, Inc.*	14,790	1,346,925

		2,487,555

Diversified Financial Services — 4.8%
Affiliated Managers Group, Inc.*	9,530	2,066,866
IntercontinentalExchange Group, Inc.*	13,020	2,928,459
Ocwen Financial Corp.*	13,560	751,902

		5,747,227

Diversified Operations — 0.9%
Pentair, Ltd.	14,210	1,103,691

Engineering & Construction — 0.9%
MasTec, Inc.*	31,630	1,034,934

Food — 2.2%
The Kroger Co.	45,050	1,780,826
WhiteWave Foods Co., Class A*	39,900	915,306

		2,696,132

	Number of Shares	Value†

Healthcare Products — 1.2%
The Cooper Cos., Inc.	11,520	$1,426,637

Healthcare Services — 1.6%
Covance, Inc.*	9,640	848,898
HCA Holdings, Inc.*	23,670	1,129,296

		1,978,194

Home Builders — 0.9%
Toll Brothers, Inc.*	27,950	1,034,150

Household Products & Wares — 1.2%
Church & Dwight Co., Inc.	21,050	1,395,194

Insurance — 3.1%
Aon PLC	26,750	2,244,057
Markel Corp.*	2,630	1,526,321

		3,770,378

Internet — 9.1%
HomeAway, Inc.*	51,450	2,103,276
LinkedIn Corp., Class A*	12,400	2,688,692
Shutterfly, Inc.*	35,080	1,786,624
Splunk, Inc.*	24,310	1,669,368
TripAdvisor, Inc.*	19,210	1,591,164
Yelp, Inc.*	17,300	1,192,835

		11,031,959

Leisure Time — 2.4%
Harley-Davidson, Inc.	19,730	1,366,105
Polaris Industries, Inc.	10,610	1,545,240

		2,911,345

Lodging — 3.6%
Starwood Hotels & Resorts Worldwide, Inc.	23,620	1,876,609
Wynn Resorts Ltd.	12,940	2,513,077

		4,389,686

Machinery — Diversified — 3.0%
Rockwell Automation, Inc.	15,730	1,858,657
Roper Industries, Inc.	13,030	1,807,000

		3,665,657

Media — 1.6%
Liberty Global PLC, Class A	22,310	1,985,367

Oil & Gas — 5.0%
Cabot Oil & Gas Corp.	46,440	1,800,014
Concho Resources, Inc.*	16,310	1,761,480
Gulfport Energy Corp.*	24,850	1,569,278
Rosetta Resources, Inc.*	19,500	936,780

		6,067,552

Packaging and Containers — 2.7%
Crown Holdings, Inc.*	39,220	1,748,035
Rock-Tenn Co., Class A	13,950	1,464,890

		3,212,925

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 4.4%
Actavis PLC	11,690	$1,963,920
AmerisourceBergen Corp.	21,440	1,507,446
BioMarin Pharmaceutical, Inc.*	11,310	794,754
Perrigo Co. PLC	6,860	1,052,736

		5,318,856

Retail — 5.7%
Dunkin’ Brands Group, Inc.	35,940	1,732,308
Fifth & Pacific Cos., Inc.*	48,440	1,553,471
PVH Corp.	11,580	1,575,112
Tractor Supply Co.	26,980	2,093,108

		6,953,999

Semiconductors — 8.4%
Avago Technologies Ltd.	38,470	2,034,678
Cavium, Inc.*	73,440	2,534,415
KLA-Tencor Corp.	23,810	1,534,793
Maxim Integrated Products, Inc.	39,110	1,091,560
NXP Semiconductors N.V.*	48,110	2,209,692
Ultratech, Inc.*	25,020	725,580

		10,130,718

Software — 7.1%
Cerner Corp.*	26,510	1,477,667
Cornerstone OnDemand, Inc.*	22,090	1,178,281
ServiceNow, Inc.*	39,270	2,199,513
Tableau Software, Inc., Class A*	17,830	1,229,022
Veeva Systems, Inc.*	23,300	747,930
Workday, Inc., Class A*	20,960	1,743,033

		8,575,446

Telecommunications — 1.6%
Ciena Corp.*	34,600	827,978
SBA Communications Corp., Class A*	12,740	1,144,562

		1,972,540

Transportation — 1.2%
Genesee & Wyoming, Inc., Class A*	15,330	1,472,446

TOTAL COMMON STOCKS (Cost $90,907,717)		120,052,888

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,009,035)	1,009,035	1,009,035

TOTAL INVESTMENTS — 100.0% (Cost $91,916,752)		$121,061,923

†	See Security Valuation Note.
*	Non-income producing security.
PLC	— Public Limited Company.

Country Weightings as of 12/31/2013††
United States	93%
Netherlands	2
United Kingdom	2
Canada	1
Hong Kong	1
Ireland	1

Total	100%

††	% of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$120,052,888	$120,052,888	$—	$—
SHORT-TERM INVESTMENTS	1,009,035	1,009,035	—	—

TOTAL INVESTMENTS	$121,061,923	$121,061,923	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 88.1%
Aerospace & Defense — 6.5%
General Dynamics Corp.	44,150	$4,218,532
Rockwell Collins, Inc.	45,800	3,385,536
Spirit Aerosystems Holdings, Inc., Class A*	106,100	3,615,888

		11,219,956

Auto Parts & Equipment — 1.4%
Lear Corp.	30,400	2,461,488

Banks — 5.7%
BB&T Corp.	52,200	1,948,104
Comerica, Inc.	52,700	2,505,358
Huntington Bancshares, Inc.	192,200	1,854,730
State Street Corp.	47,600	3,493,364

		9,801,556

Chemicals — 2.5%
Ashland, Inc.	44,000	4,269,760

Commercial Services — 8.4%
Avis Budget Group, Inc.*	75,000	3,031,500
Hertz Global Holdings, Inc.*	76,000	2,175,120
The ADT Corp.*	85,000	3,439,950
The Western Union Co.	199,100	3,434,475
Tyco International Ltd.	58,300	2,392,632

		14,473,677

Computers — 2.5%
Cadence Design Systems, Inc.*	125,700	1,762,314
Teradata Corp.*	55,900	2,542,891

		4,305,205

Electric — 4.7%
AES Corp.	223,900	3,248,789
Edison International	54,700	2,532,610
Pinnacle West Capital Corp.	45,900	2,429,028

		8,210,427

Electronics — 3.2%
Dolby Laboratories, Inc., Class A*	79,800	3,077,088
Flextronics International Ltd.*	319,400	2,481,738

		5,558,826

Engineering & Construction — 1.7%
KBR, Inc.	94,500	3,013,605

Environmental Control — 3.0%
Covanta Holding Corp.	186,400	3,308,600
Republic Services, Inc.	57,000	1,892,400

		5,201,000

Food — 4.3%
Safeway, Inc.	230,600	7,510,642

Gas — 1.9%
CenterPoint Energy, Inc.	138,900	3,219,702

Hand & Machine Tools — 1.0%
Regal-Beloit Corp.	24,700	1,820,884

	Number of Shares	Value†

Healthcare Products — 3.6%
Covidien PLC	49,000	$3,336,900
Zimmer Holdings, Inc.	32,100	2,991,399

		6,328,299

Household Products & Wares — 1.0%
Avery Dennison Corp.	34,200	1,716,498

Internet — 1.7%
Symantec Corp.	125,600	2,961,648

Lodging — 1.2%
Wyndham Worldwide Corp.	27,300	2,011,737

Miscellaneous Manufacturing — 3.4%
Textron, Inc.	90,900	3,341,484
Valmont Industries, Inc.	17,400	2,594,688

		5,936,172

Oil & Gas — 3.7%
Devon Energy Corp.	66,600	4,120,542
Energy Transfer Partners, LP	14,775	845,869
Southwestern Energy Co.*	36,400	1,431,612

		6,398,023

Oil & Gas Services — 1.9%
Cameron International Corp.*	54,700	3,256,291

Pharmaceuticals — 3.7%
Cardinal Health, Inc.	39,200	2,618,952
Mallinckrodt PLC	6,150	321,399
Omnicare, Inc.	56,700	3,422,412

		6,362,763

Retail — 9.9%
Best Buy Co., Inc.	55,700	2,221,316
CVS Caremark Corp.	62,000	4,437,340
Express, Inc.*	177,400	3,312,058
Kohl’s Corp.	64,800	3,677,400
Staples, Inc.	222,000	3,527,580

		17,175,694

Savings & Loans — 3.6%
BankUnited, Inc.	86,700	2,854,164
People’s United Financial, Inc.	222,400	3,362,688

		6,216,852

Semiconductors — 1.7%
Skyworks Solutions, Inc.*	102,300	2,921,688

Software — 4.0%
Check Point Software Technologies Ltd.*	49,200	3,174,384
Nuance Communications, Inc.*	247,788	3,766,378

		6,940,762

Telecommunications — 1.9%
Amdocs Ltd.	79,500	3,278,580

TOTAL COMMON STOCKS (Cost $116,749,008)		152,571,735

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Mid Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 4.9%
Building & Real Estate — 2.1%
Starwood Property Trust, Inc.	131,100	$3,631,470

Diversified — 2.8%
Corrections Corporation of America	150,017	4,811,045

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,704,948)		8,442,515

SHORT-TERM INVESTMENTS — 7.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $12,095,531)	12,095,531	12,095,531

TOTAL INVESTMENTS — 100.0% (Cost $136,549,487)		$173,109,781

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2013††
United States	93%
Ireland	2
Israel	2
Singapore	2
Bermuda	1

Total	100%

††	% of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$152,571,735	$152,571,735	$—	$—
REAL ESTATE INVESTMENT TRUSTS	8,442,515	8,442,515	—	—
SHORT-TERM INVESTMENTS	12,095,531	12,095,531	—	—

TOTAL INVESTMENTS	$173,109,781	$173,109,781	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 89.9%
Aerospace & Defense — 2.3%
General Dynamics Corp.	9,890	$944,989
Northrop Grumman Corp.	2,970	340,392
Rockwell Collins, Inc.	5,510	407,299

		1,692,680

Airlines — 0.7%
Southwest Airlines Co.	25,440	479,290

Apparel — 0.3%
Coach, Inc.	3,840	215,539

Auto Parts & Equipment — 0.4%
Autoliv, Inc.	3,330	305,694

Banks — 8.9%
Comerica, Inc.	8,930	424,532
Commerce Bancshares, Inc.	17,703	795,042
Cullen/Frost Bankers, Inc.	7,255	539,990
KeyCorp	16,710	224,248
Northern Trust Corp.	35,140	2,174,815
State Street Corp.	2,490	182,741
SunTrust Banks, Inc.	14,460	532,273
The PNC Financial Services Group, Inc.	13,980	1,084,568
Westamerica Bancorporation	9,570	540,322

		6,498,531

Beverages — 0.6%
Dr. Pepper Snapple Group, Inc.	8,341	406,374

Biotechnology — 0.5%
Bio-Rad Laboratories, Inc., Class A*	2,830	349,816

Commercial Services — 3.1%
The ADT Corp.*	36,426	1,474,160
Tyco International Ltd.	19,360	794,535

		2,268,695

Computers — 2.2%
SanDisk Corp.	9,680	682,827
Western Digital Corp.	10,779	904,358

		1,587,185

Diversified Financial Services — 1.7%
Franklin Resources, Inc.	9,138	527,537
LPL Financial Holdings, Inc.	10,400	489,112
The Charles Schwab Corp.	7,400	192,400

		1,209,049

Electric — 8.0%
Ameren Corp.	10,880	393,421
Consolidated Edison, Inc.	12,620	697,634
Empire District Electric Co.	13,580	308,130
Great Plains Energy, Inc.	36,690	889,365
IDACORP, Inc.	1,171	60,705
Northeast Utilities	7,690	325,979
NorthWestern Corp.	7,810	338,329
PG&E Corp.	13,270	534,516

	Number of Shares	Value†

Electric — (continued)
Portland General Electric Co.	12,581	$379,946
Westar Energy, Inc.	34,129	1,097,930
Xcel Energy, Inc.	27,680	773,379

		5,799,334

Electronics — 3.0%
Agilent Technologies, Inc.	8,951	511,907
Brady Corp., Class A	10,400	321,672
Koninklijke Philips NV	16,894	619,261
TE Connectivity Ltd.	11,090	611,170
Woodward, Inc.	2,100	95,781

		2,159,791

Entertainment — 0.7%
International Game Technology	27,680	502,669

Environmental Control — 3.7%
Republic Services, Inc.	71,130	2,361,516
Waste Management, Inc.	7,700	345,499

		2,707,015

Food — 6.1%
Campbell Soup Co.	5,440	235,443
ConAgra Foods, Inc.	12,249	412,791
General Mills, Inc.	8,920	445,197
Hillshire Brands Co.	27,659	924,917
Kellogg Co.	5,900	360,313
Kraft Foods Group, Inc.	8,020	432,439
Mondelez International, Inc., Class A	15,491	546,832
Sysco Corp.	30,600	1,104,660

		4,462,592

Gas — 2.3%
AGL Resources, Inc.	7,414	350,163
Southwest Gas Corp.	7,455	416,809
The Laclede Group, Inc.	12,080	550,123
WGL Holdings, Inc.	8,900	356,534

		1,673,629

Hand & Machine Tools — 1.1%
Regal-Beloit Corp.	4,958	365,504
Stanley Black & Decker, Inc.	5,010	404,257

		769,761

Healthcare Products — 7.7%
Becton Dickinson & Co.	3,650	403,289
Boston Scientific Corp.*	36,420	437,768
CareFusion Corp.*	21,000	836,220
Hospira, Inc.*	15,288	631,089
Medtronic, Inc.	13,150	754,678
Patterson Cos., Inc.	10,950	451,140
STERIS Corp.	7,160	344,038
Stryker Corp.	11,070	831,800
Varian Medical Systems, Inc.*	2,680	208,209
Zimmer Holdings, Inc.	7,290	679,355

		5,577,586

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Services — 2.8%
Cigna Corp.	3,420	$299,182
Humana, Inc.	364	37,572
LifePoint Hospitals, Inc.*	17,000	898,280
Quest Diagnostics, Inc.	14,500	776,330

		2,011,364

Insurance — 7.7%
ACE Ltd.	6,920	716,428
Aflac, Inc.	3,600	240,480
Arthur J Gallagher & Co.	8,550	401,252
HCC Insurance Holdings, Inc.	13,681	631,241
Marsh & McLennan Cos., Inc.	8,660	418,798
MetLife, Inc.	4,840	260,973
Reinsurance Group of America, Inc.	10,180	788,034
Symetra Financial Corp.	16,250	308,100
The Allstate Corp.	8,720	475,589
The Chubb Corp.	6,650	642,589
The Travelers Cos., Inc.	3,180	287,917
Unum Group	11,880	416,750

		5,588,151

Iron & Steel — 0.8%
Nucor Corp.	10,720	572,234

Leisure Time — 0.9%
Carnival Corp.	16,460	661,198

Mining — 0.8%
Newmont Mining Corp.	23,840	549,035

Miscellaneous Manufacturing — 0.7%
Textron, Inc.	14,550	534,858

Oil & Gas — 7.7%
Apache Corp.	11,270	968,544
Devon Energy Corp.	12,070	746,771
Imperial Oil Ltd	45,190	2,001,165
Murphy Oil Corp.	8,920	578,730
Southwestern Energy Co.*	18,240	717,379
Williams Partners LP	10,979	558,392

		5,570,981

Oil & Gas Services — 0.6%
Cameron International Corp.*	7,269	432,724

Packaging and Containers — 1.2%
Bemis Co., Inc.	10,610	434,585
Sonoco Products Co.	10,490	437,643

		872,228

Pharmaceuticals — 0.5%
Mallinckrodt PLC	6,809	355,838

Retail — 3.6%
Bed Bath & Beyond, Inc.*	2,240	179,872
CEC Entertainment, Inc.	7,817	346,137
CST Brands, Inc.	6,871	252,303

	Number of Shares	Value†

Retail — (continued)
Lowe’s Cos., Inc.	20,680	$1,024,694
Target Corp.	12,620	798,467

		2,601,473

Savings & Loans — 1.4%
Capitol Federal Financial, Inc.	13,770	166,755
People’s United Financial, Inc.	58,020	877,262

		1,044,017

Semiconductors — 5.5%
Analog Devices, Inc.	6,660	339,194
Applied Materials, Inc.	74,010	1,309,237
KLA-Tencor Corp.	6,880	443,485
Maxim Integrated Products, Inc.	19,706	549,994
Microchip Technology, Inc.	7,970	356,657
Teradyne, Inc.*	56,082	988,165

		3,986,732

Telecommunications — 1.8%
CenturyLink, Inc.	22,480	715,988
Harris Corp.	4,878	340,533
Rogers Communications, Inc., Class B	5,936	268,622

		1,325,143

Transportation — 0.7%
Heartland Express, Inc.	27,720	543,866

TOTAL COMMON STOCKS (Cost $58,780,706)		65,315,072

REAL ESTATE INVESTMENT TRUSTS — 4.1%
Building & Real Estate — 1.1%
Annaly Capital Management, Inc.	61,020	608,369
Capstead Mortgage Corp.	14,410	174,073

		782,442

Diversified — 1.0%
Corrections Corporation of America	22,218	712,532

Office Property — 1.6%
Empire State Realty Trust, Inc.	23,100	353,430
Piedmont Office Realty Trust, Inc., Class A	47,110	778,257

		1,131,687

Strip Centers — 0.4%
Federal Realty Investment Trust	2,580	261,638

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,333,786)		2,888,299

EXCHANGE TRADED FUNDS — 3.1%
Investment Companies — 3.1%
Ishares Russell MidCap Value Index Fund (Cost $2,128,464)	34,620	2,274,880

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Mid Core Value Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,134,675)	2,134,675	$2,134,675

TOTAL INVESTMENTS — 100.0% (Cost $66,377,631)		$72,612,926

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$65,315,072	$65,315,072	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,888,299	2,888,299	—	—
EXCHANGE TRADED FUNDS	2,274,880	2,274,880	—	—
SHORT-TERM INVESTMENTS	2,134,675	2,134,675	—	—

TOTAL INVESTMENTS	$72,612,926	$72,612,926	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 96.2%
Aerospace & Defense — 1.9%
B/E Aerospace, Inc.*	13,910	$1,210,587

Airlines — 2.9%
Allegiant Travel Co.	7,147	753,579
Copa Holdings S.A., Class A	6,880	1,101,557

		1,855,136

Apparel — 2.3%
Skechers U.S.A., Inc., Class A*	16,688	552,873
Under Armour, Inc., Class A*	10,510	917,523

		1,470,396

Auto Parts & Equipment — 1.4%
BorgWarner, Inc.	16,020	895,678

Banks — 1.5%
Texas Capital Bancshares, Inc.*	15,240	947,928

Beverages — 2.0%
Constellation Brands, Inc., Class A*	18,340	1,290,769

Biotechnology — 3.8%
Alkermes PLC*	14,030	570,460
Alnylam Pharmaceuticals, Inc.*	8,480	545,518
Cubist Pharmaceuticals, Inc.*	5,612	386,499
Insmed, Inc.*	21,540	366,395
NPS Pharmaceuticals, Inc.*	9,891	300,291
Puma Biotechnology, Inc.*	3,080	318,872

		2,488,035

Building Materials — 1.6%
Fortune Brands Home & Security, Inc.	22,591	1,032,409

Chemicals — 1.3%
WR Grace & Co.*	8,804	870,451

Commercial Services — 12.9%
Alliance Data Systems Corp.*	4,960	1,304,133
CoStar Group, Inc.*	4,620	852,760
Quanta Services, Inc.*	24,510	773,536
Team Health Holdings, Inc.*	11,775	536,351
The Advisory Board Co.*	13,025	829,302
Towers Watson & Co., Class A	7,770	991,530
United Rentals, Inc.*	13,430	1,046,868
Vantiv, Inc., Class A*	44,127	1,438,981
Verisk Analytics, Inc., Class A*	9,150	601,338

		8,374,799

Computers — 1.3%
Stratasys Ltd.*	6,458	869,893

Distribution & Wholesale — 1.8%
LKQ Corp.*	35,307	1,161,600

Diversified Financial Services — 1.6%
Affiliated Managers Group, Inc.*	4,720	1,023,674

Electronics — 1.2%
FEI Co.	8,455	755,539

	Number of Shares	Value†

Food — 2.0%
Annie’s, Inc.*	15,556	$669,530
United Natural Foods, Inc.*	8,230	620,460

		1,289,990

Healthcare Products — 4.4%
Bruker Corp.*	28,455	562,555
Cepheid, Inc.*	17,648	824,515
The Cooper Cos., Inc.	6,160	762,854
Wright Medical Group, Inc.*	21,967	674,607

		2,824,531

Healthcare Services — 1.2%
Envision Healthcare Holdings Inc*	21,090	749,117

Insurance — 0.6%
eHealth, Inc.*	9,020	419,340

Internet — 3.5%
Groupon Inc.*	57,200	673,244
HomeAway, Inc.*	19,395	792,867
Shutterstock, Inc.*	6,206	519,008
Splunk, Inc.*	4,443	305,101

		2,290,220

Machinery — Diversified — 5.2%
Chart Industries, Inc.*	8,090	773,728
Cognex Corp.	13,350	509,703
Graco, Inc.	11,915	930,800
Wabtec Corp.	15,960	1,185,349

		3,399,580

Media — 1.6%
AMC Networks, Inc. Class A*	15,550	1,059,111

Miscellaneous Manufacturing — 3.2%
Colfax Corp.*	10,711	682,184
Movado Group, Inc.	15,850	697,558
Proto Labs, Inc.*	10,003	712,014

		2,091,756

Oil & Gas — 3.4%
Bonanza Creek Energy, Inc.*	6,385	277,556
Delek US Holdings, Inc.	11,327	389,762
Diamondback Energy, Inc.*	5,460	288,616
Gulfport Energy Corp.*	10,620	670,653
Oasis Petroleum, Inc.*	12,935	607,557

		2,234,144

Pharmaceuticals — 3.1%
BioMarin Pharmaceutical, Inc.*	9,833	690,965
Isis Pharmaceuticals, Inc.*	3,995	159,161
Keryx Biopharmaceuticals, Inc.*	18,430	238,668
Salix Pharmaceuticals Ltd.*	9,410	846,335
Vanda Pharmaceuticals, Inc.*	7,429	92,194

		2,027,323

Real Estate — 0.5%
CBRE Group, Inc., Class A*	13,500	355,050

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 9.8%
Conn’s, Inc.*	7,355	$579,501
DSW, Inc., Class A	18,436	787,770
GNC Holdings, Inc., Class A	13,134	767,682
Krispy Kreme Doughnuts, Inc.*	22,500	434,025
Lithia Motors, Inc., Class A	8,915	618,879
Lumber Liquidators Holdings, Inc.*	7,135	734,120
PVH Corp.	5,370	730,428
Restoration Hardware Holdings, Inc.*	10,321	694,603
Rite Aid Corp.*	94,300	477,158
The Finish Line, Inc., Class A	19,100	538,047

		6,362,213

Semiconductors — 1.8%
Cavium, Inc.*	15,915	549,227
Cree, Inc.*	9,380	586,906

		1,136,133

Software — 10.7%
ACI Worldwide, Inc.*	10,185	662,025
Aspen Technology, Inc.*	25,155	1,051,479
athenahealth, Inc.*	4,390	590,455
CommVault Systems, Inc.*	14,025	1,050,192
Cornerstone OnDemand, Inc.*	17,685	943,318
Fleetmatics Group PLC*	16,419	710,122
Guidewire Software, Inc.*	14,130	693,359
ServiceNow, Inc.*	14,735	825,307
Tableau Software, Inc., Class A*	5,680	391,522

		6,917,779

Telecommunications — 4.9%
DigitalGlobe, Inc.*	30,776	1,266,433
IPG Photonics Corp.*	7,220	560,344
SBA Communications Corp., Class A*	10,486	942,062
Ubiquiti Networks, Inc.*	8,520	391,579

		3,160,418

Transportation — 2.8%
Kansas City Southern	7,860	973,304
Old Dominion Freight Line, Inc.*	16,150	856,273

		1,829,577

TOTAL COMMON STOCKS (Cost $45,243,018)		62,393,176

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 3.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,469,449)	2,469,449	$2,469,449

TOTAL INVESTMENTS — 100.0% (Cost $47,712,467)		$64,862,625

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$62,393,176	$62,393,176	$—	$—
SHORT-TERM INVESTMENTS	2,469,449	2,469,449	—	—

TOTAL INVESTMENTS	$64,862,625	$64,862,625	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 90.3%
Apparel — 1.0%
The Jones Group, Inc.	41,980	$628,021

Auto Parts & Equipment — 4.9%
Dana Holding Corp.	35,440	695,333
Lear Corp.	10,950	886,621
Tenneco, Inc.*	15,050	851,378
TRW Automotive Holdings Corp.*	10,330	768,449

		3,201,781

Banks — 9.1%
Associated Banc-Corp.	33,240	578,376
CapitalSource, Inc.	53,900	774,543
Comerica, Inc.	18,305	870,220
Huntington Bancshares, Inc.	99,080	956,122
Popular, Inc.*	24,819	713,050
Susquehanna Bancshares, Inc.	31,450	403,818
Webster Financial Corp.	20,560	641,061
Zions Bancorporation	31,140	932,954

		5,870,144

Chemicals — 2.7%
Chemtura Corp.*	30,350	847,372
Huntsman Corp.	36,610	900,606

		1,747,978

Commercial Services — 1.2%
Convergys Corp.	35,790	753,380

Computers — 0.8%
Insight Enterprises, Inc.*	23,630	536,637

Distribution & Wholesale — 1.4%
Arrow Electronics, Inc.*	16,590	900,007

Diversified Financial Services — 2.1%
Aircastle Ltd.	22,000	421,520
E*Trade Financial Corp.*	46,180	906,975

		1,328,495

Electric — 1.2%
PNM Resources, Inc.	30,540	736,625
Westar Energy, Inc.	1,400	45,038

		781,663

Electrical Components & Equipment — 0.9%
General Cable Corp.	19,340	568,789

Electronics — 4.7%
Avnet, Inc.	21,200	935,132
Flextronics International Ltd.*	36,540	283,916
Jabil Circuit, Inc.	28,540	497,738
TTM Technologies, Inc.*	53,780	461,432
Vishay Intertechnology, Inc.*	66,630	883,514

		3,061,732

Engineering & Construction — 2.3%
Granite Construction, Inc.	15,690	548,836
Tutor Perini Corp.*	35,030	921,289

		1,470,125

	Number of Shares	Value†

Entertainment — 1.3%
Regal Entertainment Group, Class A	43,630	$848,603

Food — 0.8%
Dean Foods Co.*	29,745	511,317

Gas — 3.6%
Atmos Energy Corp.	17,105	776,909
Southwest Gas Corp.	14,500	810,695
UGI Corp.	18,220	755,401

		2,343,005

Hand & Machine Tools — 1.1%
Kennametal, Inc.	14,300	744,601

Healthcare Services — 4.5%
Health Net, Inc.*	25,030	742,640
LifePoint Hospitals, Inc.*	15,350	811,094
Molina Healthcare, Inc.*	14,290	496,578
Universal Health Services, Inc., Class B	10,770	875,170

		2,925,482

Home Builders — 4.7%
Meritage Homes Corp.*	15,290	733,767
NVR, Inc.*	610	625,866
PulteGroup, Inc.	46,880	954,946
Thor Industries, Inc.	13,570	749,471

		3,064,050

Household Products & Wares — 1.1%
Avery Dennison Corp.	13,890	697,139

Insurance — 9.1%
American Financial Group, Inc.	16,020	924,674
Aspen Insurance Holdings Ltd.	21,450	886,100
Essent Group Ltd.*	4,180	100,571
Genworth Financial, Inc., Class A*	59,880	929,936
PartnerRe Ltd.	5,810	612,548
Reinsurance Group of America, Inc.	7,905	611,926
Torchmark Corp.	4,100	320,415
Unum Group	21,145	741,767
Validus Holdings Ltd.*	18,830	758,661

		5,886,598

Internet — 0.9%
CDW Corp.	24,270	566,947

Iron & Steel — 3.5%
Commercial Metals Co.	40,550	824,381
Reliance Steel & Aluminum Co.	8,320	630,989
Steel Dynamics, Inc.	41,620	813,255

		2,268,625

Lodging — 0.4%
MGM Resorts International*	10,602	249,359

Machinery — Construction & Mining — 1.5%
Terex Corp.	22,840	959,052

Media — 1.6%
Gannett Co., Inc.	34,300	1,014,594

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Office Furnishings — 0.8%
Steelcase, Inc., Class A	32,160	$510,058

Oil & Gas — 4.6%
Bill Barrett Corp.*	26,210	701,904
Cimarex Energy Co.	6,890	722,830
Stone Energy Corp.*	18,260	631,613
Western Refining, Inc.	21,760	922,842

		2,979,189

Oil & Gas Services — 0.7%
Helix Energy Solutions Group, Inc.*	19,280	446,910

Packaging and Containers — 1.3%
Graphic Packaging Holding Co.*	90,700	870,720

Retail — 5.1%
DineEquity, Inc.	6,230	520,517
GameStop Corp., Class A	8,550	421,173
Office Depot, Inc.*	152,980	809,264
The Children’s Place Retail Stores, Inc.*	13,550	771,944
The Men’s Wearhouse, Inc.	14,830	757,516

		3,280,414

Savings & Loans — 1.1%
First Niagara Financial Group, Inc.	68,360	725,983

Semiconductors — 3.8%
Entegris, Inc.*	60,040	696,464
Lam Research Corp.*	14,380	782,991
Micron Technology, Inc.*	25,870	562,931
MKS Instruments, Inc.	13,710	410,478

		2,452,864

Software — 0.8%
Electronic Arts, Inc.*	22,260	510,644

Telecommunications — 3.5%
Amdocs Ltd.	20,185	832,430
Anixter International, Inc.	5,930	532,751
Genpact Ltd.*	6,800	124,916
Harris Corp.	10,810	754,646

		2,244,743

Transportation — 2.2%
Con-way, Inc.	18,130	719,942
Ryder System, Inc.	9,610	709,026

		1,428,968

TOTAL COMMON STOCKS (Cost $41,778,742)		58,378,617

REAL ESTATE INVESTMENT TRUSTS — 7.7%
Apartments — 1.3%
Camden Property Trust	4,080	232,070
Mid-America Apartment Communities, Inc.	9,920	602,541

		834,611

Diversified — 0.6%
STAG lndustrial, Inc.	17,660	360,087

	Number of Shares	Value†

Healthcare — 1.8%
LTC Properties, Inc.	17,200	$608,708
Medical Properties Trust, Inc.	47,110	575,684

		1,184,392

Hotels & Resorts — 1.4%
DiamondRock Hospitality Co.	61,670	712,288
RLJ Lodging Trust	8,180	198,938

		911,226

Office Property — 1.8%
BioMed Realty Trust, Inc.	23,970	434,336
Parkway Properties, Inc.	38,960	751,539

		1,185,875

Strip Centers — 0.8%
DDR Corp.	32,580	500,755

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,933,245)		4,976,946

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,315,958)	1,315,958	1,315,958

TOTAL INVESTMENTS — 100.0% (Cost $48,027,945)		$64,671,521

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 12/31/2013††
United States	95%
Bermuda	4
Puerto Rico	1

Total	100%

††	% of total investments as of December 31, 2013

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$58,378,617	$58,378,617	$—	$—
REAL ESTATE INVESTMENT TRUSTS	4,976,946	4,976,946	—	—
SHORT-TERM INVESTMENTS	1,315,958	1,315,958	—	—

TOTAL INVESTMENTS	$64,671,521	$64,671,521	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.4%
Aerospace & Defense — 2.9%
HEICO Corp., Class A	48,818	$2,056,214
TransDigm Group, Inc.	3,520	566,790

		2,623,004

Apparel — 6.4%
Carter’s, Inc.	26,885	1,930,074
Gildan Activewear, Inc.	12,754	679,916
Quiksilver, Inc.*	54,420	477,263
Vince Holding Corp.*	21,870	670,753
Wolverine World Wide, Inc.	58,550	1,988,358

		5,746,364

Banks — 2.1%
Bank of the Ozarks, Inc.	10,405	588,819
City National Corp.	6,070	480,865
SVB Financial Group*	8,060	845,172

		1,914,856

Biotechnology — 2.3%
Alkermes PLC*	16,655	677,192
Incyte Corp. Ltd.*	15,995	809,827
NPS Pharmaceuticals, Inc.*	20,113	610,631

		2,097,650

Chemicals — 1.2%
Sensient Technologies Corp.	22,310	1,082,481

Commercial Services — 9.7%
Ascent Capital Group Inc., Class A*	5,025	429,939
CoStar Group, Inc.*	4,835	892,444
Euronet Worldwide, Inc.*	49,845	2,385,083
Gartner, Inc.*	7,225	513,300
HMS Holdings Corp.*	7,980	181,385
Monro Muffler Brake, Inc.	11,557	651,353
Ritchie Bros. Auctioneers, Inc.	29,170	668,868
Rollins, Inc.	12,285	372,113
SP Plus Corp.*	21,060	548,403
Team Health Holdings, Inc.*	6,040	275,122
The Corporate Executive Board Co.	10,675	826,565
VistaPrint N.V.	17,405	989,474

		8,734,049

Computers — 4.6%
Cadence Design Systems, Inc.*	85,790	1,202,776
Jack Henry & Associates, Inc.	28,405	1,681,860
RealD, Inc.*	44,670	381,482
Stratasys Ltd.*	6,855	923,368

		4,189,486

Distribution & Wholesale — 2.0%
WESCO International, Inc.*	19,710	1,794,990

Diversified Financial Services — 3.0%
Artisan Partners Asset Management, Inc.	5,475	356,915
Financial Engines, Inc.	12,410	862,247
LPL Financial Holdings, Inc.	13,535	636,551
MarketAxess Holdings, Inc.	13,010	869,979

		2,725,692

	Number of Shares	Value†

Electrical Components & Equipment — 1.7%
Belden, Inc.	1,245	$87,710
GrafTech International Ltd.*	125,100	1,404,873

		1,492,583

Electronics — 2.1%
Measurement Specialties, Inc.*	13,860	841,163
National Instruments Corp.	14,375	460,288
Trimble Navigation Ltd.*	16,660	578,102

		1,879,553

Entertainment — 1.9%
AMC Entertainment Holdings, Inc.*	13,270	272,698
National CineMedia, Inc.	59,425	1,186,123
SFX Entertainment, Inc.*	20,600	247,200

		1,706,021

Environmental Control — 1.7%
Clean Harbors, Inc.*	25,910	1,553,564

Hand & Machine Tools — 2.5%
Kennametal, Inc.	43,480	2,264,004

Healthcare Products — 6.9%
Endologix, Inc.*	70,325	1,226,468
IDEXX Laboratories, Inc.*	3,495	371,763
LDR Holding Corp.*	26,235	619,146
Masimo Corp.*	39,780	1,162,769
Quidel Corp.*	31,545	974,425
Techne Corp.	13,980	1,323,487
Volcano Corp.*	24,335	531,720

		6,209,778

Home Furnishings — 0.4%
DTS, Inc.*	14,280	342,434

Household Products & Wares — 0.8%
Prestige Brands Holdings, Inc.*	20,645	739,091

Internet — 1.3%
ChannelAdvisor Corp.*	13,500	563,085
RingCentral, Inc., Class A*	14,180	260,487
Zillow, Inc. Class A*	4,685	382,905

		1,206,477

Leisure Time — 0.7%
Arctic Cat, Inc.	11,085	631,623

Machinery — Diversified — 2.5%
Nordson Corp.	5,470	406,421
Tennant Co.	15,650	1,061,226
Wabtec Corp.	11,155	828,482

		2,296,129

Miscellaneous Manufacturing — 1.6%
Polypore International, Inc.*	28,330	1,102,037
Sodastream International Ltd.*	7,650	379,746

		1,481,783

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 1.7%
Athlon Energy, Inc.*	30,645	$927,011
Phillips 66 Partners LP	15,945	604,794

		1,531,805

Oil & Gas Services — 4.1%
Core Laboratories N.V.	2,325	443,959
Dresser-Rand Group, Inc.*	15,990	953,484
Dril-Quip, Inc.*	12,620	1,387,316
Targa Resources Corp.	10,525	927,989

		3,712,748

Pharmaceuticals — 2.5%
Ironwood Pharmaceuticals, Inc.*	37,200	431,892
Medivation, Inc.*	9,590	612,034
Pharmacyclics, Inc.*	2,425	256,516
Swedish Orphan Biovitrum AB*	46,486	482,434
Synageva BioPharma Corp.*	7,654	495,367

		2,278,243

Real Estate — 0.9%
Jones Lang LaSalle, Inc.	3,840	393,178
The St. Joe Co.*	23,895	458,545

		851,723

Retail — 6.0%
Biglari Holdings, Inc.*	1,850	937,284
Casey’s General Stores, Inc.	16,150	1,134,538
Container Store Group, Inc. (The)*	6,680	311,355
Dunkin’ Brands Group, Inc.	4,895	235,939
Hibbett Sports, Inc.*	30,065	2,020,669
Sally Beauty Holdings, Inc.*	14,200	429,266
Ulta Salon Cosmetics & Fragrance, Inc.*	3,295	318,033
World Fuel Services Corp.	627	27,061

		5,414,145

Semiconductors — 2.9%
Atmel Corp.*	161,250	1,262,587
ON Semiconductor Corp.*	84,590	697,022
Sensata Technologies Holding N.V.	16,700	647,459

		2,607,068

Software — 16.8%
Advent Software, Inc.	20,465	716,070
athenahealth, Inc.*	10,975	1,476,137
Blackbaud, Inc.	62,175	2,340,889
Broadridge Financial Solutions, Inc.	41,760	1,650,355
Guidewire Software, Inc.*	11,565	567,495
Informatica Corp.*	37,580	1,559,570
RealPage, Inc.*	77,355	1,808,560
Solera Holdings, Inc.	26,525	1,876,909
SS&C Technologies Holdings, Inc.*	69,335	3,068,767
Veeva Systems, Inc.*	3,355	107,696

		15,172,448

	Number of Shares	Value†

Telecommunications — 0.6%
NICE Systems, Ltd. ADR	12,325	$504,524

Transportation — 3.6%
Expeditors International of Washington, Inc.	9,280	410,640
Landstar System, Inc.	20,470	1,176,001
Old Dominion Freight Line, Inc.*	20,135	1,067,558
Saia, Inc.*	18,975	608,149

		3,262,348

TOTAL COMMON STOCKS (Cost $69,404,036)		88,046,664

SHORT-TERM INVESTMENTS — 2.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,321,011)	2,321,011	2,321,011

TOTAL INVESTMENTS — 100.0% (Cost $71,725,047)		$90,367,675

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 12/31/2013††
United States	94%
Netherlands	2
Canada	1
Ireland	1
Israel	1
Sweden	1
Total	100%

†† % of total investments as of December 31, 2013

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$88,046,664	$88,046,664	$—	$—
SHORT-TERM INVESTMENTS	2,321,011	2,321,011	—	—

TOTAL INVESTMENTS	$90,367,675	$90,367,675	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.3%
Aerospace & Defense — 3.3%
Cubic Corp.	19,702	$1,037,507
Esterline Technologies Corp.*	22,975	2,342,531
Kaman Corp.	36,850	1,464,051
Moog, Inc., Class A*	26,442	1,796,469
Teledyne Technologies, Inc.*	13,809	1,268,495

		7,909,053

Apparel — 0.7%
Carter’s, Inc.	14,502	1,041,099
Steven Madden Ltd.*	16,538	605,125

		1,646,224

Auto Parts & Equipment — 1.0%
American Axle & Manufacturing Holdings, Inc.*	61,349	1,254,587
Tenneco, Inc.*	19,311	1,092,423

		2,347,010

Banks — 15.2%
BancorpSouth, Inc.	74,901	1,903,983
Bank of the Ozarks, Inc.	40,854	2,311,928
Banner Corp.	24,286	1,088,498
Boston Private Financial Holdings, Inc.	83,609	1,055,146
Bridge Capital Holdings*	16,154	331,803
CoBiz Financial, Inc.	33,535	401,079
Community Bank System, Inc.	29,685	1,177,901
First Financial Bankshares, Inc.	19,971	1,324,477
First Financial Holdings, Inc.	18,347	1,220,259
First Midwest Bancorp, Inc.	47,952	840,599
Glacier Bancorp, Inc.	57,010	1,698,328
Heritage Financial Corp.	15,920	272,391
Home BancShares, Inc.	37,192	1,389,121
Independent Bank Corp.	19,118	749,234
Independent Bank Group, Inc.	10,430	517,954
Lakeland Financial Corp.	12,402	483,678
MB Financial, Inc.	49,217	1,579,374
PacWest Bancorp	36,225	1,529,419
Pinnacle Financial Partners, Inc.	33,706	1,096,456
PrivateBancorp, Inc.	67,885	1,963,913
Prosperity Bancshares, Inc.	25,119	1,592,293
Sandy Spring Bancorp, Inc.	16,409	462,570
Sierra Bancorp	7,523	121,045
Signature Bank*	21,551	2,315,008
Southcoast Financial Corp.*	14,113	83,972
Southwest Bancorp, Inc.*	25,605	407,632
Sterling Financial Corp.	15,662	533,761
Summit State Bank	8,016	84,569
Texas Capital Bancshares, Inc.*	36,884	2,294,185
The First of Long Island Corp.	8,267	354,406
Trico Bancshares	16,575	470,233
UMB Financial Corp.	31,384	2,017,363
ViewPoint Financial Group, Inc.	51,244	1,406,648
Webster Financial Corp.	46,126	1,438,209

		36,517,435

	Number of Shares	Value†

Biotechnology — 0.9%
Acorda Therapeutics, Inc.*	34,144	$997,005
Exact Sciences Corp.*	92,854	1,085,463

		2,082,468

Building Materials — 0.7%
Comfort Systems USA, Inc.	37,379	724,779
Trex Co., Inc.*	11,055	879,204

		1,603,983

Chemicals — 3.7%
Axiall Corp.	9,326	442,425
H.B. Fuller Co.	8,461	440,310
Methanex Corp.	24,241	1,436,037
PolyOne Corp.	75,422	2,666,168
Quaker Chemical Corp.	8,815	679,372
Taminco Corp.*	44,996	909,369
Westlake Chemical Corp.	7,150	872,801
WR Grace & Co.*	14,748	1,458,135

		8,904,617

Coal — 0.2%
SunCoke Energy, Inc.*	20,663	471,323

Commercial Services — 1.1%
Convergys Corp.	62,465	1,314,888
Monro Muffler Brake, Inc.	11,231	632,979
TrueBlue, Inc.*	24,993	644,320

		2,592,187

Computers — 0.6%
Electronics for Imaging, Inc.*	23,468	908,915
NetScout Systems, Inc.*	21,964	649,915

		1,558,830

Distribution & Wholesale — 0.2%
Watsco, Inc.	6,023	578,569

Diversified Financial Services — 2.7%
Cohen & Steers, Inc.	9,075	363,544
E*TRADE Financial Corp.*	59,153	1,161,765
Home Loan Servicing Solutions Ltd.	36,239	832,410
Manning & Napier, Inc.	10,901	192,403
MarketAxess Holdings, Inc.	11,442	765,127
Piper Jaffray Cos.*	6,168	243,944
Stifel Financial Corp.*	30,281	1,451,065
Virtus Investment Partners, Inc.*	4,574	915,029
Walter Investment Management Corp.*	15,127	534,891

		6,460,178

Electric — 4.3%
ALLETE, Inc.	24,072	1,200,711
Black Hills Corp.	8,951	470,017
Cleco Corp.	54,089	2,521,629
El Paso Electric Co.	43,560	1,529,392
IDACORP, Inc.	44,673	2,315,848
NorthWestern Corp.	23,221	1,005,934
Portland General Electric Co.	42,323	1,278,155

		10,321,686

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 1.1%
Belden, Inc.	14,976	$1,055,059
Littelfuse, Inc.	10,476	973,535
Powell Industries, Inc.	8,449	565,998

		2,594,592

Electronics — 1.5%
CTS Corp.	44,384	883,685
Newport Corp.*	67,517	1,220,032
PerkinElmer, Inc.	35,029	1,444,246

		3,547,963

Engineering & Construction — 0.9%
EMCOR Group, Inc.	35,439	1,504,031
MYR Group, Inc.*	29,380	736,851

		2,240,882

Entertainment — 1.1%
Marriott Vacations Worldwide Corp.*	21,215	1,119,303
Pinnacle Entertainment, Inc.*	17,843	463,740
Vail Resorts, Inc.	14,519	1,092,264

		2,675,307

Environmental Control — 0.5%
Ceco Environmental Corp.	27,104	438,272
Progressive Waste Solutions Ltd.	30,912	765,072

		1,203,344

Food — 0.7%
The Hain Celestial Group, Inc.*	18,159	1,648,474

Forest Products & Paper — 0.8%
KapStone Paper and Packaging Corp.*	36,087	2,015,820

Gas — 1.2%
Southwest Gas Corp.	50,096	2,800,867

Healthcare Products — 1.0%
Alere, Inc.*	15,439	558,892
Hill-Rom Holdings, Inc.	18,555	767,064
Teleflex, Inc.	10,376	973,891

		2,299,847

Healthcare Services — 1.3%
HealthSouth Corp.	29,594	986,072
Surgical Care Affiliates, Inc.*	14,162	493,404
WellCare Health Plans, Inc.*	22,607	1,591,985

		3,071,461

Home Builders — 1.4%
Meritage Homes Corp.*	28,957	1,389,646
Standard Pacific Corp.*	139,290	1,260,575
William Lyon Homes, Class A*	28,093	621,979

		3,272,200

Household Products & Wares — 1.3%
Prestige Brands Holdings, Inc.*	33,654	1,204,813
Spectrum Brands Holdings, Inc.	27,421	1,934,552

		3,139,365

	Number of Shares	Value†

Insurance — 5.0%
American Equity Investment Life Holding Co.	103,577	$2,732,361
CNO Financial Group, Inc.	121,972	2,157,685
Endurance Specialty Holdings Ltd.	16,456	965,473
Enstar Group Ltd.	5,349	743,030
Fidelity & Guaranty Life*	20,424	386,830
Maiden Holdings Ltd.	83,229	909,693
Meadowbrook Insurance Group, Inc.	84,896	590,876
ProAssurance Corp.	29,810	1,445,189
Radian Group, Inc.	90,423	1,276,773
RLI Corp.	7,444	724,897

		11,932,807

Investment Companies — 0.9%
Golub Capital BDC, Inc.	19,659	375,684
New Mountain Finance Corp.	27,916	419,857
PennantPark Investment Corp.	29,799	345,668
Solar Capital Ltd.	19,633	442,724
Solar Senior Capital Ltd.	11,291	205,722
THL Credit, Inc.	18,190	299,953

		2,089,608

Iron & Steel — 0.5%
Carpenter Technology Corp.	10,551	656,272
Commercial Metals Co.	30,281	615,613

		1,271,885

Leisure Time — 1.1%
Arctic Cat, Inc.	18,965	1,080,626
Brunswick Corp.	16,834	775,374
Diamond Resorts International, Inc.*	38,858	717,318

		2,573,318

Machinery — Diversified — 1.4%
Applied Industrial Technologies, Inc.	28,722	1,409,963
Edwards Group Ltd. ADR*	79,313	807,406
Graco, Inc.	8,751	683,628
Twin Disc, Inc.	18,966	491,030

		3,392,027

Metal Fabricate/Hardware — 1.0%
CIRCOR International, Inc.	16,048	1,296,357
Olympic Steel, Inc.	9,925	287,627
RBC Bearings, Inc.*	13,411	948,828

		2,532,812

Mining — 1.0%
Globe Specialty Metals, Inc.	48,062	865,597
Kaiser Aluminum Corp.	22,897	1,608,285

		2,473,882

Miscellaneous Manufacturing — 3.3%
Actuant Corp., Class A	39,217	1,436,911
Barnes Group, Inc.	47,882	1,834,360
Carlisle Cos., Inc.	23,826	1,891,784
Crane Co.	17,695	1,189,989

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Koppers Holdings, Inc.	5,352	$244,854
Movado Group, Inc.	33,000	1,452,330

		8,050,228

Oil & Gas — 4.0%
Approach Resources, Inc.*	31,941	616,142
Delek US Holdings, Inc.	11,417	392,859
Diamondback Energy, Inc.*	25,913	1,369,761
Laredo Petroleum Holdings, Inc.*	62,705	1,736,301
Rex Energy Corp.*	144,270	2,843,562
Western Refining, Inc.	63,220	2,681,160

		9,639,785

Oil & Gas Services — 2.6%
Dril-Quip, Inc.*	8,564	941,440
Forum Energy Technologies, Inc.*	60,884	1,720,582
Newpark Resources, Inc.*	131,338	1,614,144
TETRA Technologies, Inc.*	75,892	938,025
Thermon Group Holdings, Inc.*	33,908	926,706

		6,140,897

Packaging and Containers — 0.6%
Graphic Packaging Holding Co.*	139,916	1,343,194

Pharmaceuticals — 0.7%
Infinity Pharmaceuticals, Inc.*	85,909	1,186,403
Mallinckrodt PLC	9,086	474,835

		1,661,238

Real Estate — 0.6%
Kennedy-Wilson Holdings, Inc.	62,144	1,382,704

Retail — 4.5%
Asbury Automotive Group, Inc.*	20,750	1,115,105
Bloomin’ Brands, Inc.*	37,622	903,304
Chico’s FAS, Inc.	22,141	417,137
First Cash Financial Services, Inc.*	11,251	695,762
GNC Holdings, Inc., Class A	22,297	1,303,260
HSN, Inc.	19,000	1,183,700
Jos. A. Bank Clothiers, Inc.*	21,492	1,176,257
Office Depot, Inc.*	135,538	716,996
Shoe Carnival, Inc.	24,441	709,033
Susser Holdings Corp.*	19,502	1,277,186
The Men’s Wearhouse, Inc.	15,677	800,781
Vitamin Shoppe, Inc.*	10,137	527,225

		10,825,746

Savings & Loans — 1.4%
Brookline Bancorp, Inc.	36,161	346,061
Dime Community Bancshares, Inc.	24,931	421,832
Flushing Financial Corp.	35,284	730,379
Oritani Financial Corp.	31,649	507,966
Provident Financial Services, Inc.	45,462	878,326
WSFS Financial Corp.	6,758	523,948

		3,408,512

	Number of Shares	Value†

Semiconductors — 3.1%
Cabot Microelectronics Corp.*	28,063	$1,282,479
Fairchild Semiconductor International, Inc.*	72,843	972,454
Intersil Corp., Class A	116,982	1,341,784
Micrel, Inc.	41,699	411,569
MKS Instruments, Inc.	41,648	1,246,941
PMC-Sierra, Inc.*	114,661	737,270
Semtech Corp.*	36,732	928,585
TriQuint Semiconductor, Inc.*	66,934	558,230

		7,479,312

Software — 3.5%
Allscripts Healthcare Solutions, Inc.*	103,233	1,595,982
Digi International, Inc.*	33,588	407,087
Monotype Imaging Holdings, Inc.	27,640	880,610
PTC, Inc.*	49,404	1,748,408
RADWARE Ltd.*	50,887	914,948
SS&C Technologies Holdings, Inc.*	33,695	1,491,341
Verint Systems, Inc.*	30,849	1,324,656

		8,363,032

Storage & Warehousing — 0.5%
Mobile Mini, Inc.	31,430	1,294,287

Telecommunications — 2.6%
ADTRAN, Inc.	32,501	877,852
Anixter International, Inc.*	21,104	1,895,984
CommScope Holding Co., Inc.*	60,123	1,137,527
Premiere Global Services, Inc.*	124,766	1,446,038
West Corp.	31,958	821,640

		6,179,041

Textiles — 0.5%
G&K Services, Inc., Class A	20,849	1,297,433

Transportation — 1.1%
Celadon Group, Inc.	18,986	369,847
Forward Air Corp.	28,126	1,235,013
Gulfmark Offshore, Inc., Class A	23,853	1,124,192

		2,729,052

TOTAL COMMON STOCKS (Cost $149,803,111)		209,564,485

REAL ESTATE INVESTMENT TRUSTS — 10.3%
Apartments — 1.3%
American Campus Communities, Inc.	63,293	2,038,668
Mid-America Apartment Communities, Inc.	17,137	1,040,901

		3,079,569

Building & Real Estate — 2.2%
Apollo Commercial Real Estate Finance, Inc.	85,735	1,393,194
Blackstone Mortgage Trust, Inc., Class A	59,352	1,610,220
MFA Financial, Inc.	180,862	1,276,886
Two Harbors Investment Corp.	113,288	1,051,312

		5,331,612

Diversified — 1.3%
CoreSite Realty Corp.	16,505	531,296

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — (continued)
DuPont Fabros Technology, Inc.	49,084	$1,212,866
PS Business Parks, Inc.	18,812	1,437,613

		3,181,775

Healthcare — 0.8%
Healthcare Trust of America, Inc.*	69,967	688,475
National Health Investors, Inc.	20,105	1,127,891

		1,816,366

Hotels & Resorts — 2.1%
Chesapeake Lodging Trust	43,784	1,107,297
LaSalle Hotel Properties	48,539	1,497,914
Pebblebrook Hotel Trust	40,037	1,231,538
Strategic Hotels & Resorts, Inc.*	113,540	1,072,953

		4,909,702

Office Property — 1.3%
Highwoods Properties, Inc.	48,369	1,749,506
Hudson Pacific Properties, Inc.	65,563	1,433,863

		3,183,369

Regional Malls — 0.3%
CBL & Associates Properties, Inc.	45,721	821,149

Storage & Warehousing — 0.6%
CubeSmart	88,790	1,415,313

Strip Centers — 0.4%
Acadia Realty Trust	37,829	939,294

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $22,315,753)		24,678,149

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,780,901)	5,780,901	5,780,901

TOTAL INVESTMENTS — 100.0% (Cost $177,899,765)		$240,023,535

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$209,564,485	$209,564,485	$—	$—
REAL ESTATE INVESTMENT TRUSTS	24,678,149	24,678,149	—	—
SHORT-TERM INVESTMENTS	5,780,901	5,780,901	—	—

TOTAL INVESTMENTS	$240,023,535	$240,023,535	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 91.3%
Advertising — 0.1%
Harte-Hanks, Inc.	1,678	$13,122
Marchex, Inc., Class B*	745	6,444
Marin Software, Inc.*	700	7,168
MDC Partners, Inc.,Class A	1,500	38,265
Millennial Media, Inc.*	1,400	10,178
Valuevision Media, Inc.*	1,700	11,883

		87,060

Aerospace & Defense — 1.5%
AAR Corp.	1,569	43,948
AeroVironment, Inc.*	718	20,915
Astronics Corp.*	637	32,487
Cubic Corp.	869	45,762
Curtiss-Wright Corp.	1,826	113,632
Ducommun, Inc.*	400	11,924
Esterline Technologies Corp.*	1,240	126,430
GenCorp, Inc.*	2,440	43,969
HEICO Corp.	2,515	145,744
Kaman Corp.	1,048	41,637
Kratos Defense & Security Solutions, Inc.*	2,422	18,601
LMI Aerospace, Inc.*	653	9,625
M/A-COM Technology Solutions Holdings, Inc.*	500	8,495
Moog, Inc., Class A*	1,791	121,681
National Presto Industries, Inc.*	146	11,753
Orbital Sciences Corp.*	2,196	51,167
Teledyne Technologies, Inc.*	1,504	138,157

		985,927

Agriculture — 0.3%
Alico, Inc.	51	1,982
Alliance One International, Inc.*	2,256	6,881
Griffin Land & Nurseries, Inc.	40	1,335
Limoneira Co.	600	15,954
Tejon Ranch Co.*	688	25,291
The Andersons, Inc.	755	67,323
Universal Corp.	855	46,683
Vector Group Ltd.	2,769	45,329

		210,778

Airlines — 0.5%
Allegiant Travel Co.	601	63,370
Hawaiian Holdings, Inc.*	2,526	24,325
JetBlue Airways Corp.*	9,528	81,464
Republic Airways Holdings, Inc.*	1,901	20,322
SkyWest, Inc.	1,881	27,895
Spirit Airlines, Inc.*	2,300	104,443

		321,819

Apparel — 1.0%
Columbia Sportswear Co.	511	40,241
Crocs, Inc.*	3,200	50,944
G-III Apparel Group Ltd.*	704	51,948
Iconix Brand Group, Inc.*	2,142	85,038
Oxford Industries, Inc.	508	40,980
Perry Ellis International, Inc.*	414	6,537

	Number of Shares	Value†

Apparel — (continued)
Quiksilver, Inc.*	5,560	$48,761
RG Barry Corp.	200	3,860
Skechers U.S.A., Inc., Class A*	1,616	53,538
Steven Madden Ltd.*	2,449	89,609
The Jones Group, Inc.	3,165	47,349
Unifi, Inc.*	760	20,702
Vince Holding Corp.*	400	12,268
Weyco Group, Inc.	100	2,943
Wolverine World Wide, Inc.	3,782	128,437

		683,155

Auto Manufacturers — 0.1%
Wabash National Corp.*	3,100	38,285

Auto Parts & Equipment — 1.0%
Accuride Corp.*	1,000	3,730
American Axle & Manufacturing Holdings, Inc.*	2,416	49,407
Commercial Vehicle Group, Inc.*	600	4,362
Cooper Tire & Rubber Co.	2,549	61,278
Dana Holding Corp.	5,896	115,680
Dorman Products, Inc.*	892	50,014
Douglas Dynamics, Inc.	1,200	20,184
Federal-Mogul Corp.*	916	18,027
Fuel Systems Solutions, Inc.*	634	8,794
Gentherm, Inc.*	1,168	31,314
Meritor, Inc.*	3,645	38,017
Miller Industries, Inc.	443	8,253
Modine Manufacturing Co.*	2,077	26,627
Remy International, Inc.	600	13,992
Spartan Motors, Inc.	917	6,144
Standard Motor Products, Inc.	700	25,760
Superior Industries International, Inc.	1,119	23,085
Tenneco, Inc.*	2,300	130,111
Titan International, Inc.	1,913	34,396
Tower International, Inc.*	200	4,280

		673,455

Banks — 7.2%
1st Source Corp.	626	19,994
1st United Bancorp, Inc.	1,500	11,415
Access National Corp.	600	8,970
American National Bankshares, Inc.	400	10,500
Ameris Bancorp*	947	19,991
Ames National Corp.	199	4,456
Arrow Financial Corp.	364	9,668
Bancfirst Corp.	360	20,182
Banco Latinoamericano de Exportaciones S.A., Class E	1,110	31,102
Bancorp, Inc.*	1,412	25,289
BancorpSouth, Inc.	3,649	92,758
Bank of Kentucky Financial Corp.	200	7,380
Bank of Marin Bancorp	290	12,583
Bank of the Ozarks, Inc.	1,276	72,209
Banner Corp.	800	35,856
Bar Harbor Bankshares	200	7,998

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
BBCN Bancorp, Inc.	3,185	$52,839
BNC Bancorp	800	13,712
Boston Private Financial Holdings, Inc.	2,858	36,068
Bridge Bancorp, Inc.	307	7,982
Bridge Capital Holdings*	300	6,162
Bryn Mawr Bank Corp.	532	16,056
C&F Financial Corp.	100	4,567
Camden National Corp.	326	13,764
Capital Bank Financial Corp., Class A*	1,000	22,750
Capital City Bank Group, Inc.*	269	3,166
Cardinal Financial Corp.	918	16,524
Cass Information Systems, Inc.	454	30,577
Cathay General Bancorp	3,050	81,526
Center Bancorp, Inc.	400	7,504
Centerstate Banks, Inc.	1,432	14,535
Central Pacific Financial Corp.	800	16,064
Century Bancorp, Inc., Class A	69	2,294
Chemical Financial Corp.	1,066	33,760
Chemung Financial Corp.	300	10,251
Citizens & Northern Corp.	356	7,344
City Holding Co.	648	30,022
CNB Financial Corp.	474	9,006
CoBiz Financial, Inc.	1,700	20,332
Columbia Banking System, Inc.	1,914	52,654
Community Bank System, Inc.	1,511	59,956
Community Trust Bancorp, Inc.	621	28,044
CU Bancorp*	400	6,992
Customers Bancorp, Inc.*	800	16,368
CVB Financial Corp.	3,592	61,315
Eagle Bancorp, Inc.*	973	29,803
Enterprise Bancorp, Inc.	300	6,351
Enterprise Financial Services Corp.	782	15,968
F.N.B. Corp.	6,208	78,345
Farmers Capital Bank Corp.*	300	6,525
Fidelity Southern Corp.	605	10,049
Financial Institutions, Inc.	340	8,401
First Bancorp	824	13,695
First Bancorp Puerto Rico*	3,100	19,189
First Bancorp, Inc.	234	4,076
First Busey Corp.	3,602	20,892
First Commonwealth Financial Corp.	4,021	35,465
First Community Bancshares, Inc.	626	10,454
First Connecticut Bancorp, Inc.	659	10,623
First Financial Bancorp	2,205	38,433
First Financial Bankshares, Inc.	1,226	81,308
First Financial Corp.	580	21,205
First Financial Holdings, Inc.	858	57,066
First Interstate Bancsystem, Inc.	600	17,022
First Merchants Corp.	1,238	28,177
First Midwest Bancorp, Inc.	2,814	49,329
First Security Group, Inc.*	3,400	7,820
FirstMerit Corp.	6,294	139,916
Franklin Financial Corp.*	400	7,912
German American Bancorp, Inc.	692	19,722
Glacier Bancorp, Inc.	2,721	81,059

	Number of Shares	Value†

Banks — (continued)
Great Southern Bancorp, Inc.	471	$14,323
Guaranty Bancorp	900	12,645
Hancock Holding Co.	3,272	120,017
Hanmi Financial Corp	1,213	26,553
Heartland Financial USA, Inc.	717	20,642
Heritage Commerce Corp.	600	4,944
Heritage Financial Corp.	508	8,692
Heritage Oaks Bancorp*	1,500	11,250
Home BancShares, Inc.	1,764	65,885
Horizon Bancorp	400	10,132
Hudson Valley Holding Corp.	462	9,402
Iberiabank Corp.	1,246	78,311
Independent Bank Corp.	771	30,215
Independent Bank Group, Inc.	100	4,966
International Bancshares Corp.	1,925	50,801
Intervest Bancshares Corp.*	1,400	10,514
Lakeland Bancorp, Inc.	1,059	13,100
Lakeland Financial Corp.	794	30,966
LCNB Corp.	300	5,361
Macatawa Bank Corp.*	1,900	9,500
MainSource Financial Group, Inc.	521	9,394
MB Financial, Inc.	2,049	65,752
Mercantile Bank Corp.	500	10,790
Merchants Bancshares, Inc.	86	2,881
Metro Bancorp, Inc.*	563	12,127
Metrocorp Bancshares, Inc.	900	13,563
MidSouth Bancorp, Inc.	186	3,322
MidWestOne Financial Group, Inc.	400	10,880
National Bankshares, Inc.	319	11,768
National Penn Bancshares, Inc.	4,487	50,838
NBT Bancorp, Inc.	1,869	48,407
Newbridge Bancorp*	1,100	8,250
Northrim BanCorp, Inc.	400	10,496
OFG Bancorp	1,810	31,385
Old National Bancorp	3,786	58,191
OmniAmerican Bancorp, Inc.*	291	6,222
Pacific Continental Corp.	862	13,740
PacWest Bancorp	1,408	59,446
Park National Corp.	424	36,070
Park Sterling Corp.	1,600	11,424
Peapack-Gladstone Financial Corp.	636	12,148
Penns Woods Bancorp, Inc.	268	13,668
Peoples Bancorp, Inc.	272	6,123
Pinnacle Financial Partners, Inc.	1,463	47,591
Preferred Bank Los Angeles CA*	700	14,035
PrivateBancorp, Inc.	2,598	75,160
Prosperity Bancshares, Inc.	2,426	153,784
Renasant Corp.	1,358	42,723
Republic Bancorp, Inc., Class A	387	9,497
S&T Bancorp, Inc.	1,259	31,865
S.Y. Bancorp, Inc.	445	14,204
Sandy Spring Bancorp, Inc.	1,085	30,586
Seacoast Banking Corp of Florida*	440	5,368
Sierra Bancorp	212	3,411
Simmons First National Corp., Class A	800	29,720

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Southside Bancshares, Inc.	693	$18,947
Southwest Bancorp, Inc.*	1,036	16,493
State Bank Financial Corp.	1,500	27,285
StellarOne Corp.	1,116	26,862
Sterling Financial Corp.	1,200	40,896
Suffolk Bancorp*	443	9,214
Sun Bancorp, Inc.*	1,100	3,872
Susquehanna Bancshares, Inc.	7,633	98,008
Taylor Capital Group, Inc.*	833	22,141
Texas Capital Bancshares, Inc.*	1,573	97,841
The First of Long Island Corp.	195	8,360
Tompkins Financial Corp.	558	28,676
TowneBank	972	14,959
Trico Bancshares	604	17,135
TrustCo Bank Corp.	3,252	23,349
Trustmark Corp.	2,830	75,957
UMB Financial Corp.	1,381	88,771
Umpqua Holdings Corp.	4,462	85,403
Union First Market Bankshares Corp.	742	18,409
United Bankshares, Inc.	1,894	59,566
United Community Banks, Inc.*	1,878	33,335
Univest Corp. of Pennsylvania	600	12,408
ViewPoint Financial Group, Inc.	1,366	37,497
Virginia Commerce Bancorp*	1,100	18,689
Walker & Dunlop*	400	6,468
Washington Banking Co.	475	8,422
Washington Trust Bancorp, Inc.	670	24,937
Webster Financial Corp.	3,528	110,003
WesBanco, Inc.	1,115	35,680
West Bancorporation, Inc.	268	4,240
Westamerica Bancorporation	973	54,936
Western Alliance Bancorp*	2,775	66,212
Wilshire Bancorp, Inc.	2,676	29,249
Wintrust Financial Corp.	1,542	71,117
Yadkin Valley Financial Corp.*	600	10,224

		4,699,899

Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	174	12,735
Craft Brew Alliance, Inc.*	700	11,494
Farmers Brothers Co.*	204	4,745
National Beverage Corp.*	242	4,879
The Boston Beer Co., Inc., Class A*	310	74,955

		108,808

Biotechnology — 2.4%
Acorda Therapeutics, Inc.*	1,531	44,705
Alnylam Pharmaceuticals, Inc.*	2,339	150,468
AMAG Pharmaceuticals, Inc.*	856	20,775
Arena Pharmaceuticals, Inc.*	8,506	49,760
Arqule, Inc.*	1,796	3,861
Biotime, Inc.*	400	1,440
Bluebird Bio, Inc.*	400	8,392
Cambrex Corp.*	1,167	20,808
Cell Therapeutics, Inc.*	5,000	9,600
Celldex Therapeutics, Inc.*	3,244	78,537

	Number of Shares	Value†

Biotechnology — (continued)
Chelsea Therapeutics International, Inc.*	2,900	$12,847
Coronado Biosciences, Inc.*	800	2,104
Cubist Pharmaceuticals, Inc.	3,195	4,313
Curis, Inc.*	2,973	8,384
Cytokinetics, Inc.*	1,000	6,500
Dendreon Corp.*	6,900	20,631
Dynavax Technologies Corp.*	7,500	14,700
Emergent BioSolutions, Inc.*	1,058	24,323
Enzon Pharmaceuticals, Inc.	905	1,050
Epizyme, Inc.*	300	6,240
Exact Sciences Corp.*	2,400	28,056
Exelixis, Inc.*	6,969	42,720
Galena Biopharma, Inc.*	3,600	17,856
Geron Corp.*	5,050	23,937
GTx, Inc.*	1,000	1,650
Halozyme Therapeutics, Inc.*	3,589	53,799
Harvard Bioscience, Inc.*	700	3,290
ImmunoGen, Inc.*	3,263	47,868
Immunomedics, Inc.*	2,936	13,506
Insmed, Inc.*	1,100	18,711
Intercept Pharmaceuticals, Inc.*	300	20,484
InterMune, Inc.*	3,143	46,296
Intrexon Corp.*	600	14,280
KYTHERA Biopharmaceuticals, Inc.*	600	22,350
Lexicon Pharmaceuticals, Inc.*	8,826	15,887
Ligand Pharmaceuticals, Inc.*	644	33,874
Merrimack Pharmaceuticals Inc*	3,500	18,690
Momenta Pharmaceuticals, Inc.*	1,882	33,274
Nanosphere, Inc.*	1,800	4,122
NeoGenomics, Inc.*	1,200	4,344
Newlink Genetics Corp.*	600	13,206
Novavax, Inc.*	7,229	37,012
NPS Pharmaceuticals, Inc.*	3,957	120,135
Omeros Corp.*	1,000	11,290
OncoGenex Pharmaceutical, Inc.*	300	2,502
Onconova Therapeutics, Inc.*	300	3,444
Pacific Biosciences of California, Inc.*	2,400	12,552
PDL BioPharma, Inc.	5,117	43,187
Peregrine Pharmaceuticals, Inc.*	5,800	8,062
Prothena Corp. PLC*	500	13,260
PTC Therapeutics, Inc.*	500	8,485
Puma Biotechnology, Inc.*	800	82,824
Repligen Corp.*	1,300	17,732
Rigel Pharmaceuticals, Inc.*	2,690	7,667
RTI Surgical, Inc.*	2,035	7,204
Sangamo Biosciences, Inc.*	2,103	29,211
Sequenom, Inc.*	5,097	11,927
Spectrum Pharmaceuticals, Inc.*	2,414	21,364
Stemline Therapeutics, Inc.*	400	7,840
Sunesis Pharmaceuticals, Inc.*	1,400	6,636
The Medicines Co.*	2,392	92,379
Verastem, Inc.*	600	6,840
Vical, Inc.*	2,121	2,503
XOMA Corp.*	3,600	24,228
ZIOPHARM Oncology, Inc.*	3,700	16,058

		1,561,980

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — 1.1%
AAON, Inc.	1,257	$40,161
Apogee Enterprises, Inc.	1,043	37,454
Boise Cascade Co.*	500	14,740
Builders FirstSource, Inc.*	1,273	9,089
Comfort Systems USA, Inc.	1,227	23,792
Drew Industries, Inc.	991	50,739
Gibraltar Industries, Inc.*	1,101	20,468
Griffon Corp.	1,956	25,839
Headwaters, Inc.*	2,880	28,195
Louisiana-Pacific Corp.*	5,194	96,141
LSI Industries, Inc.	1,314	11,392
NCI Building Systems, Inc.*	764	13,401
Nortek, Inc.*	300	22,380
Patrick Industries, Inc.*	300	8,679
PGT, Inc.*	1,700	17,204
Ply Gem Holdings, Inc.*	600	10,818
Quanex Building Products Corp.	1,225	24,402
Simpson Manufacturing Co., Inc.	1,485	54,544
Texas Industries, Inc.*	833	57,294
Trex Co., Inc.*	631	50,183
Universal Forest Products, Inc.	783	40,826
US Concrete, Inc.*	600	13,578
USG Corp.*	3,000	85,140

		756,459

Chemicals — 2.0%
A. Schulman, Inc.	1,188	41,889
Aceto Corp.	1,042	26,060
American Pacific Corp.*	300	11,178
American Vanguard Corp.	1,078	26,185
Axiall Corp.	2,800	132,832
Balchem Corp.	1,105	64,864
Chemtura Corp.*	3,944	110,117
Ferro Corp.*	2,638	33,846
H.B. Fuller Co.	1,980	103,039
Hawkins, Inc.	249	9,260
Innophos Holdings, Inc.	796	38,686
Innospec, Inc.	900	41,598
Intrepid Potash, Inc.*	2,100	33,264
KMG Chemicals, Inc.	200	3,378
Kraton Performance Polymers, Inc.*	1,041	23,995
Landec Corp.*	1,218	14,762
Minerals Technologies, Inc.	1,328	79,773
Oil-Dri Corp. of America	97	3,670
Olin Corp.	2,992	86,319
OM Group, Inc.*	1,254	45,658
OMNOVA Solutions, Inc.*	2,368	21,572
Penford Corp.*	500	6,425
PolyOne Corp.	3,755	132,739
Quaker Chemical Corp.	511	39,383
Rentech, Inc.*	7,187	12,577
Sensient Technologies Corp.	1,974	95,779
Stepan Co.	708	46,466
Taminco Corp.*	600	12,126
Zep, Inc.	1,092	19,831
Zoltek Cos., Inc.*	1,395	23,366

		1,340,637

	Number of Shares	Value†

Coal — 0.4%
Alpha Natural Resources, Inc.*	8,300	$59,262
Arch Coal, Inc.	7,900	35,155
Cloud Peak Energy, Inc.*	2,200	39,600
SunCoke Energy, Inc.*	2,941	67,084
Walter Energy, Inc.	2,400	39,912
Westmoreland Coal Co.*	300	5,787

		246,800

Commercial Services — 6.1%
ABM Industries, Inc.	2,139	61,154
Acacia Research Corp.	1,880	27,335
Accretive Health, Inc.*	2,012	18,430
Albany Molecular Research, Inc.*	900	9,072
American Public Education, Inc.*	755	32,820
AMN Healthcare Services, Inc.*	1,909	28,062
ARC Document Solutions, Inc.*	736	6,050
Ascent Capital Group Inc., Class A*	531	45,432
AVEO Pharmaceuticals, Inc.*	1,400	2,576
Barrett Business Services, Inc.	342	31,717
Bridgepoint Education, Inc.*	480	8,501
Bright Horizons Family Solutions, Inc.*	400	14,696
Capella Education Co.	407	27,041
Cardtronics, Inc.*	1,763	76,602
Career Education Corp.*	2,300	13,110
Carriage Services, Inc.	600	11,718
CBIZ, Inc.*	1,340	12,221
CDI Corp.	741	13,731
Cenveo, Inc.*	1,299	4,469
Chemed Corp.	729	55,856
Consolidated Graphics, Inc.*	242	16,320
Convergys Corp.	3,883	81,737
Corinthian Colleges, Inc.*	1,570	2,795
Corvel Corp.*	362	16,905
CoStar Group, Inc.*	1,062	196,024
CRA International, Inc.*	274	5,425
Cross Country Healthcare, Inc.*	584	5,828
Deluxe Corp.	1,907	99,526
Education Management Corp.*	1,500	15,135
Electro Rent Corp.	715	13,242
Ennis, Inc.	858	15,187
Euronet Worldwide, Inc.*	1,855	88,762
EVERTEC, Inc.	1,100	27,126
Examworks Group, Inc.*	1,200	35,844
ExlService Holdings, Inc.*	1,200	33,144
Firsthand Technology Value Fund, Inc.*	500	11,585
Forrester Research, Inc.	575	22,000
Franklin Covey Co.*	241	4,791
FTI Consulting, Inc.*	1,556	64,014
Global Cash Access Holdings, Inc.*	2,396	23,936
Grand Canyon Education, Inc.*	1,756	76,562
Great Lakes Dredge & Dock Corp.*	2,751	25,309
Green Dot Corp.*	900	22,635
H&E Equipment Services, Inc.*	1,359	40,267
Healthcare Services Group	2,680	76,032
Heartland Payment Systems, Inc.	1,469	73,215
Heidrick & Struggles International, Inc.	669	13,474

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
HMS Holdings Corp.*	3,415	$77,623
Huron Consulting Group, Inc.*	928	58,204
ICF International, Inc.*	748	25,963
Insperity, Inc.	924	33,384
Intersections, Inc.	300	2,337
ITT Educational Services, Inc.*	900	30,222
K12, Inc.*	1,152	25,056
Kelly Services, Inc., Class A	1,014	25,289
Kforce, Inc.	1,086	22,220
Korn/Ferry International*	1,790	46,755
Landauer, Inc.	280	14,731
LifeLock, Inc.*	2,300	37,743
Lincoln Educational Services Corp.	565	2,814
Live Nation Entertainment, Inc.*	5,571	110,083
Mac-Gray Corp.	699	14,840
Matthews International Corp., Class A	1,105	47,084
MAXIMUS, Inc.	2,688	118,245
McGrath Rentcorp	953	37,929
Medifast, Inc.*	631	16,488
MoneyGram International Inc*	878	18,245
Monro Muffler Brake, Inc.	1,237	69,717
Monster Worldwide, Inc.*	3,900	27,807
Multi-Color Corp.	367	13,851
National Research Corp.*	687	12,929
Navigant Consulting, Inc.*	1,984	38,093
Odyssey Marine Exploration, Inc.*	1,800	3,636
On Assignment, Inc.*	1,752	61,180
PAREXEL International Corp.*	2,299	103,869
Pendrell Corp.*	5,800	11,658
Performant Financial Corp.*	900	9,270
PHH Corp.*	2,289	55,737
PRGX Global*	600	4,032
Quad /Graphics, Inc.	1,000	27,230
Rent-A-Center, Inc.	2,253	75,115
Resources Connection, Inc.	1,822	26,109
RPX Corp.*	1,300	21,970
ServiceSource International, Inc.*	2,400	20,112
SFX Entertainment, Inc.*	800	9,600
Sotheby’s	2,641	140,501
SP Plus Corp.*	793	20,650
Steiner Leisure Ltd.*	543	26,710
Strayer Education, Inc.*	400	13,788
Swisher Hygiene, Inc.*	2,100	1,080
Team Health Holdings, Inc.*	2,772	126,265
Team, Inc.*	792	33,533
TeleTech Holdings, Inc.*	707	16,926
The Advisory Board Co.*	1,350	85,954
The Brink’s Co.	2,010	68,621
The Corporate Executive Board Co.	1,269	98,259
The Hackett Group, Inc.	516	3,204
The Providence Service Corp.*	400	10,288
Tree.com, Inc.*	400	13,136
TrueBlue, Inc.*	1,576	40,629
Universal Technical Institute, Inc.	525	7,303
Valassis Communications, Inc.	1,666	57,060

	Number of Shares	Value†

Commercial Services — (continued)
Viad Corp.	771	$21,418
VistaPrint N.V.*	1,200	68,220
WEX, Inc.*	1,557	154,190
Xoom Corp.*	300	8,211

		3,980,529

Computers — 1.8%
Acorn Energy, Inc.	1,000	4,070
Agilysys, Inc.*	376	5,234
CACI International, Inc., Class A*	850	62,237
Carbonite, Inc.*	800	9,464
CIBER, Inc.*	3,557	14,726
Computer Task Group, Inc.	579	10,943
Cray, Inc.*	1,699	46,655
Datalink Corp.*	900	9,810
Digimarc Corp.	100	1,926
Electronics for Imaging, Inc.*	1,724	66,771
Fusion-io, Inc.*	2,900	25,839
Hutchinson Technology, Inc.*	1,700	5,440
iGATE Corp.*	1,457	58,513
Imation Corp.*	584	2,733
Immersion Corp.*	842	8,740
Insight Enterprises, Inc.*	1,843	41,855
j2 Global, Inc.	1,874	93,719
LivePerson, Inc.*	1,925	28,528
Manhattan Associates, Inc.*	717	84,233
Maxwell Technologies, Inc.*	666	5,175
Mentor Graphics Corp.	3,576	86,074
Mercury Systems, Inc.*	1,736	19,009
Mitek Systems, Inc.*	1,000	5,940
MTS Systems Corp.	560	39,900
NetScout Systems, Inc.*	1,265	37,431
Qualys, Inc.*	600	13,866
Quantum Corp.*	8,761	10,513
RadiSys Corp.*	540	1,237
RealD, Inc.*	1,608	13,732
Silicon Graphics International Corp.*	1,366	18,318
Silver Spring Networks, Inc.*	200	4,200
Spansion, Inc., Class A*	2,100	29,169
Super Micro Computer, Inc.*	1,571	26,958
Sykes Enterprises, Inc.*	1,736	37,862
Synaptics, Inc.*	1,316	68,182
Syntel, Inc.*	580	52,751
The KEYW Holding Corp.*	1,300	17,472
Uni-Pixel, Inc.*	400	4,004
Unisys Corp.*	1,824	61,232
Virtusa Corp.*	889	33,862
Vocera Communications, Inc.*	800	12,488

		1,180,811

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	1,014	35,946
Inter Parfums, Inc.	624	22,346
Revlon, Inc., Class A*	570	14,227

		72,519

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	1,981	$79,795
Core-Mark Holding Co., Inc.	441	33,485
Houston Wire & Cable Co.	369	4,937
MWI Veterinary Supply, Inc.*	526	89,730
Owens & Minor, Inc.	2,576	94,178
Pool Corp.	1,776	103,257
Rentrak Corp.*	365	13,830
ScanSource, Inc.*	981	41,624
Speed Commerce, Inc.*	2,800	13,076
Titan Machinery, Inc.*	523	9,320
United Stationers, Inc.	1,519	69,707
Watsco, Inc.	1,038	99,710

		652,649

Diversified Financial Services — 2.6%
Aircastle Ltd.	2,576	49,356
BGC Partners, Inc., Class A	4,907	29,736
Blackhawk Network Holdings, Inc.*	500	12,630
Calamos Asset Management, Inc., Class A	469	5,553
Cohen & Steers, Inc.	817	32,729
Consumer Portfolio Services, Inc.*	1,100	10,329
Cowen Group, Inc., Class A*	5,390	21,075
Credit Acceptance Corp.*	324	42,117
DFC Global Corp.*	1,780	20,381
Diamond Hill Investment Group, Inc.	150	17,751
Doral Financial Corp.*	163	2,553
Ellie Mae, Inc.*	1,200	32,244
Encore Capital Group, Inc.*	997	50,109
Evercore Partners, Inc., Class A	1,222	73,051
FBR & Co.*	277	7,307
Federal Agricultural Mortgage Corp., Class C	300	10,275
Financial Engines, Inc.	1,900	132,012
FXCM, Inc.	1,400	24,976
Gain Capital Holdings, Inc.	800	6,008
GAMCO Investors, Inc., Class A	262	22,786
GFI Group, Inc.	1,724	6,741
Greenhill & Co., Inc.	1,100	63,734
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	600	8,376
Higher One Holdings, Inc.*	1,500	14,640
Imperial Holdings, Inc.*	1,300	8,502
INTL FCstone, Inc.*	793	14,702
Investment Technology Group, Inc.*	1,500	30,840
Janus Capital Group, Inc.	5,600	69,272
JMP Group, Inc.	263	1,946
KCG Holdings, Inc.*	2,875	34,385
Ladenburg Thalmann Financial Services, Inc.*	1,800	5,634
Manning & Napier, Inc.	300	5,295
MarketAxess Holdings, Inc.	1,399	93,551
Marlin Business Services Corp.	200	5,040
Nelnet, Inc., Class A	799	33,670
NewStar Financial, Inc.*	1,300	23,101
Nicholas Financial, Inc.	300	4,722
Oppenheimer Holdings, Inc., Class A	238	5,898

	Number of Shares	Value†

Diversified Financial Services — (continued)
Outerwall, Inc.*	1,050	$70,633
PennyMac Financial Service*	500	8,775
Piper Jaffray Cos.*	687	27,171
Portfolio Recovery Associates, Inc.*	2,048	108,216
Pzena Investment Management, Inc., Class A	130	1,529
Regional Management Corp.*	200	6,786
Springleaf Holdings, Inc.*	900	22,752
Stifel Financial Corp.*	2,506	120,088
SWS Group, Inc.*	768	4,669
Teton Advisors, Inc., Class B~	2	62
The First Marblehead Corp.*	581	4,294
Virtus Investment Partners, Inc.*	272	54,414
Wageworks, Inc.*	1,000	59,440
Walter Investment Management Corp.*	1,353	47,842
Westwood Holdings Group, Inc.	311	19,254
WisdomTree Investments, Inc.*	3,800	67,298
World Acceptance Corp.*	362	31,686

		1,687,936

Electric — 1.9%
ALLETE, Inc.	1,651	82,352
Ameresco, Inc., Class A*	1,100	10,626
Atlantic Power Corp.*	4,127	14,362
Avista Corp.	2,539	71,574
Black Hills Corp.	1,748	91,788
Cleco Corp.	2,271	105,874
Dynegy, Inc.*	3,700	79,624
El Paso Electric Co.	1,477	51,857
Empire District Electric Co.	1,719	39,004
EnerNOC, Inc.*	1,300	22,373
Genie Energy Ltd.*	300	3,063
IDACORP, Inc.	1,901	98,548
MGE Energy, Inc.	828	47,941
NorthWestern Corp.	1,480	64,114
NRG Yield, Inc.,Class A	1,000	40,010
Ormat Technologies, Inc.	700	19,047
Otter Tail Corp.	1,292	37,817
Pike Electric Corp.*	1,058	11,183
PNM Resources, Inc.	3,210	77,425
Portland General Electric Co.	2,956	89,271
UIL Holdings Corp.	1,991	77,151
Unitil Corp.	663	20,215
UNS Energy Corp.	1,627	97,376

		1,252,595

Electrical Components & Equipment — 1.5%
Acuity Brands, Inc.	1,632	178,410
Advanced Energy Industries, Inc.*	1,393	31,844
American Superconductor Corp.*	1,090	1,788
Belden, Inc.	1,755	123,640
Capstone Turbine Corp.*	9,700	12,513
Coleman Cable, Inc.	300	7,866
Encore Wire Corp.	771	41,788
EnerSys,Inc.	1,923	134,783
Generac Holdings, Inc.*	1,949	110,391

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
General Cable Corp.	1,900	$55,879
GrafTech International Ltd.*	4,400	49,412
Graham Corp.	466	16,911
Insteel Industries, Inc.	691	15,706
Littelfuse, Inc.	878	81,593
Powell Industries, Inc.	429	28,739
PowerSecure International, Inc.*	800	13,736
Revolution Lighting Technologies, Inc.*	2,200	7,535
Sunpower Corp.*	1,600	47,696
Universal Display Corp.*	1,549	53,224
Vicor Corp.*	422	5,663

		1,019,117

Electronics — 2.2%
American Science & Engineering, Inc.	278	19,991
Analogic Corp.	507	44,900
Badger Meter, Inc.	659	35,915
Bel Fuse, Inc., Class B	269	5,732
Benchmark Electronics, Inc.*	2,077	47,937
Brady Corp., Class A	1,857	57,437
Checkpoint Systems, Inc.*	1,545	24,365
Coherent, Inc.*	973	72,381
CTS Corp.	1,263	25,146
Electro Scientific Industries, Inc.	693	7,249
ESCO Technologies, Inc.	1,034	35,425
FARO Technologies, Inc.*	620	36,146
FEI Co.	1,646	147,087
Fluidigm Corp.*	900	34,488
II-VI, Inc.*	2,056	36,186
InvenSense, Inc.*	2,200	45,716
Itron, Inc.*	1,500	62,145
Kemet Corp.*	1,100	6,204
Measurement Specialties, Inc.*	670	40,662
Mesa Laboratories, Inc.	100	7,858
Methode Electronics, Inc.	1,460	49,917
Multi-Fineline Electronix, Inc.*	152	2,111
Newport Corp.*	1,463	26,436
NVE Corp.*	109	6,353
OSI Systems, Inc.*	757	40,204
Park Electrochemical Corp.	1,033	29,668
Plexus Corp.*	1,403	60,736
Rofin-Sinar Technologies, Inc.*	1,186	32,046
Rogers Corp.*	660	40,590
Sanmina Corp.*	3,326	55,544
Sparton Corp.*	400	11,180
Stoneridge, Inc.*	1,473	18,781
Taser International, Inc.*	1,711	27,171
TTM Technologies, Inc.*	2,359	20,240
Viasystems Group, Inc.*	100	1,368
Vishay Precision Group, Inc.*	300	4,467
Watts Water Technologies, Inc., Class A	1,117	69,109
Woodward, Inc.	2,623	119,635
Zagg, Inc.*	500	2,175
Zygo Corp.*	382	5,646

		1,416,347

	Number of Shares	Value†

Energy-Alternate Sources — 0.2%
Amyris, Inc.*	400	$2,116
Clean Energy Fuels Corp.*	2,900	37,352
Enphase Energy, Inc.*	1,300	8,242
FuelCell Energy, Inc.*	2,681	3,780
FutureFuel Corp.	1,100	17,380
Green Plains Renewable Energy, Inc.	1,267	24,567
KiOR, Inc — Class A*	1,880	3,159
Pattern Energy Group, Inc.	700	21,217
Renewable Energy Group, Inc.*	900	10,314
REX American Resources Corp.*	192	8,584
Solazyme, Inc.*	1,800	19,602

		156,313

Engineering & Construction — 0.8%
Aegion Corp.*	1,555	34,039
Argan, Inc.	536	14,772
Dycom Industries, Inc.*	1,153	32,042
EMCOR Group, Inc.	2,663	113,018
Engility Holdings, Inc.*	700	23,380
Exponent, Inc.	520	40,269
Granite Construction, Inc.	1,444	50,511
Layne Christensen Co.*	926	15,816
MasTec, Inc.*	2,264	74,078
Mistras Group, Inc.*	800	16,704
MYR Group, Inc.*	983	24,653
Orion Marine Group, Inc.*	1,137	13,678
Sterling Construction Co., Inc.*	353	4,141
Tutor Perini Corp.*	1,397	36,741
VSE Corp.	104	4,993

		498,835

Entertainment — 0.7%
Carmike Cinemas, Inc.*	800	22,272
Churchill Downs, Inc.	520	46,618
International Speedway Corp.	1,100	39,039
Isle of Capri Casinos, Inc.*	241	2,169
Marriott Vacations Worldwide Corp.*	1,100	58,036
Multimedia Games Holding Co., Inc.*	1,070	33,555
National CineMedia, Inc.	2,374	47,385
Pinnacle Entertainment, Inc.*	2,182	56,710
Scientific Games Corp., Class A*	1,900	32,167
Speedway Motorsports, Inc.	316	6,273
Vail Resorts, Inc.	1,346	101,260

		445,484

Environmental Control — 0.6%
Advanced Emissions Solutions, Inc.*	400	21,692
Calgon Carbon Corp.*	2,162	44,472
Casella Waste Systems, Inc., Class A*	2,300	13,340
Ceco Environmental Corp.	709	11,465
Darling International, Inc.*	6,067	126,679
Energy Recovery, Inc.*	1,918	10,664
Heritage-Crystal Clean, Inc.*	200	4,098
Mine Safety Appliances Co.	1,021	52,285
Nuverra Environmental Solutions, Inc.*	441	7,404
Tetra Tech, Inc.*	2,664	74,539

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
TRC Cos., Inc.*	500	$3,570
U.S. Ecology, Inc.	742	27,595

		397,803

Food — 2.0%
Annie’s, Inc.*	500	21,520
Arden Group, Inc., Class A	11	1,392
B&G Foods, Inc., Class A	1,972	66,870
Boulder Brands, Inc.*	2,579	40,903
Cal-Maine Foods, Inc.	623	37,523
Calavo Growers, Inc.	451	13,647
Chiquita Brands International, Inc.*	1,824	21,341
Diamond Foods, Inc.*	776	20,052
Fairway Group Holdings Corp.*	600	10,872
Fresh Del Monte Produce, Inc.	1,516	42,903
Harris Teeter Supermarkets, Inc.	2,037	100,526
Ingles Markets, Inc., Class A	604	16,368
Inventure Foods, Inc.*	500	6,630
J&J Snack Foods Corp.	532	47,130
John B. Sanfilippo & Son, Inc.	400	9,872
Lancaster Colony Corp.	672	59,237
Lifeway Foods, Inc.	87	1,390
NutriSystem, Inc.	1,037	17,048
Pilgrim’s Pride Corp.*	2,287	37,164
Post Holdings, Inc.*	1,200	59,124
Sanderson Farms, Inc.	834	60,323
Seaboard Corp.*	11	30,745
Seneca Foods Corp., Class A*	211	6,729
Snyders-Lance, Inc.	1,879	53,965
Spartan Stores, Inc.	1,530	37,148
SUPERVALU, Inc.*	7,400	53,946
The Chefs’ Warehouse Holdings, Inc.*	750	21,870
The Hain Celestial Group, Inc.*	1,462	132,720
Tootsie Roll Industries, Inc.	788	25,642
TreeHouse Foods, Inc.*	1,414	97,453
United Natural Foods, Inc.*	1,900	143,241
Village Super Market, Inc., Class A	268	8,311
Weis Markets, Inc.	466	24,493

		1,328,098

Forest Products & Paper — 0.6%
Clearwater Paper Corp.*	878	46,095
Deltic Timber Corp.	392	26,632
KapStone Paper and Packaging Corp.*	1,620	90,493
Neenah Paper, Inc.	574	24,550
Orchids Paper Products Co.	400	13,136
P.H. Glatfelter Co.	1,659	45,855
Resolute Forest Products*	2,700	43,254
Schweitzer-Mauduit International, Inc.	1,176	60,529
Wausau Paper Corp.	1,581	20,047
Xerium Technologies, Inc.*	800	13,192

		383,783

Gas — 0.9%
Chesapeake Utilities Corp.	357	21,427
Delta Natural Gas Co., Inc.	400	8,952

	Number of Shares	Value†

Gas — (continued)
New Jersey Resources Corp.	1,632	$75,464
Northwest Natural Gas Co.	1,050	44,961
Piedmont Natural Gas Co., Inc.	2,851	94,539
South Jersey Industries, Inc.	1,340	74,986
Southwest Gas Corp.	1,794	100,303
The Laclede Group, Inc.	1,356	61,752
WGL Holdings, Inc.	1,994	79,880

		562,264

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	1,770	79,013
Hardinge, Inc.	500	7,235

		86,248

Healthcare Products — 3.7%
Abaxis, Inc.*	829	33,177
ABIOMED, Inc.*	1,489	39,816
Accelerate Diagnostics, Inc.*	800	9,760
Accuray, Inc.*	2,738	23,848
Affymetrix, Inc.*	2,371	20,320
Align Technology, Inc.*	2,865	163,735
Alphatec Holdings, Inc.*	816	1,640
AngioDynamics, Inc.*	958	16,468
ArthroCare Corp.*	1,155	46,477
AtriCure, Inc.*	1,200	22,416
Atrion Corp.	37	10,961
Biolase, Inc.*	6	17
Cantel Medical Corp.	1,275	43,235
Cardiovascular Systems, Inc.*	900	30,861
Cepheid, Inc.*	2,680	125,210
Cerus Corp.*	3,600	23,220
Chindex International, Inc.*	314	5,473
CONMED Corp.	1,003	42,628
CryoLife, Inc.	599	6,643
Cutera, Inc.*	500	5,090
Cyberonics, Inc.*	1,032	67,606
Cynosure, Inc., Class A*	694	18,516
DexCom, Inc.*	2,742	97,094
Endologix, Inc.*	2,298	40,077
Exactech, Inc.*	209	4,966
GenMark Diagnostics, Inc.*	1,200	15,972
Genomic Health, Inc.*	509	14,898
Globus Medical, Inc.*	2,100	42,378
Greatbatch, Inc.*	993	43,930
Haemonetics Corp.*	1,946	81,985
Hanger, Inc.*	1,408	55,391
Harvard Apparatus Regenerative Technology, Inc.*	175	831
HeartWare International, Inc.*	589	55,342
ICU Medical, Inc.*	479	30,517
Insulet Corp.*	2,146	79,617
Integra LifeSciences Holdings Corp.*	826	39,408
Invacare Corp.	1,190	27,620
Luminex Corp.*	1,353	26,248
Masimo Corp.*	1,904	55,654
Medical Action Industries, Inc.*	1,200	10,272

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Merge Healthcare, Inc.*	1,657	$3,844
Meridian Bioscience, Inc.	1,760	46,693
Merit Medical Systems, Inc.*	1,375	21,643
MiMedx Group, Inc.*	3,200	27,968
Natus Medical, Inc.*	1,175	26,438
Navidea Biopharmaceuticals, Inc.*	6,000	12,420
NuVasive, Inc.*	1,706	55,155
NxStage Medical, Inc.*	2,284	22,840
OraSure Technologies, Inc.*	2,201	13,844
Orthofix International N.V.*	671	15,312
PhotoMedex, Inc.*	700	9,065
Quidel Corp.*	1,051	32,465
Rockwell Medical, Inc.*	1,800	18,792
Solta Medical, Inc.*	1,200	3,540
Spectranetics Corp.*	1,765	44,125
Staar Surgical Co.*	1,400	22,666
STERIS Corp.	2,232	107,248
SurModics, Inc.*	773	18,854
Symmetry Medical, Inc.*	1,744	17,580
Tandem Diabetes Care, Inc.*	400	10,308
TearLab Corp.*	1,000	9,340
The Female Health Co.	904	7,684
Thoratec Corp.*	2,200	80,520
Tornier NV*	800	15,032
Unilife Corp.*	3,410	15,004
Utah Medical Products, Inc.	200	11,432
Vascular Solutions, Inc.*	883	20,441
Volcano Corp.*	1,964	42,913
West Pharmaceutical Services, Inc.	2,778	136,289
Wright Medical Group, Inc.*	1,661	51,009
Zeltiq Aesthetics, Inc.*	700	13,237

		2,413,018

Healthcare Services — 1.7%
Acadia Healthcare Co., Inc.*	1,300	61,529
Addus Homecare Corp.*	400	8,980
Air Methods Corp.*	1,487	86,737
Alliance Healthcare Services, Inc.*	400	9,896
Almost Family, Inc.*	177	5,722
Amedisys, Inc.*	1,306	19,107
Amsurg Corp.*	1,223	56,160
Bio-Reference Labs, Inc.*	1,007	25,719
Capital Senior Living Corp.*	1,036	24,854
Centene Corp.*	2,168	127,804
Emeritus Corp.*	1,483	32,077
Five Star Quality Care, Inc.*	2,500	13,725
Gentiva Health Services, Inc.*	1,623	20,141
HealthSouth Corp.	3,536	117,820
Healthways, Inc.*	1,558	23,915
IPC The Hospitalist Co., Inc.*	647	38,425
Kindred Healthcare, Inc.	1,986	39,204
LHC Group, Inc.*	382	9,183
Magellan Health Services, Inc.*	1,041	62,366
Molina Healthcare, Inc.*	1,168	40,588
National Healthcare Corp.	406	21,887
Select Medical Holdings Corp.	2,300	26,703

	Number of Shares	Value†

Healthcare Services — (continued)
Skilled Healthcare Group, Inc., Class A*	561	$2,698
Surgical Care Affiliates, Inc.*	400	13,936
The Ensign Group, Inc.	740	32,760
Triple-S Management Corp., Class B*	691	13,433
U.S. Physical Therapy, Inc.	591	20,839
Universal American Corp.*	1,780	12,994
WellCare Health Plans, Inc.*	1,726	121,545

		1,090,747

Holding Companies — 0.1%
Harbinger Group, Inc.*	1,775	21,034
Horizon Pharma, Inc.*	1,000	7,620
National Bank Holdings Corp.	2,000	42,800

		71,454

Home Builders — 0.7%
Beazer Homes USA, Inc.*	924	22,564
Cavco Industries, Inc.*	269	18,480
Hovnanian Enterprises, Inc., Class A*	4,810	31,842
KB Home	3,400	62,152
M/I Homes, Inc.*	836	21,276
MDC Holdings, Inc.*	1,400	45,136
Meritage Homes Corp.*	1,390	66,706
Standard Pacific Corp.*	5,590	50,590
The Ryland Group, Inc.	1,746	75,794
TRI Pointe Homes, Inc.*	600	11,958
WCI Communities, Inc.*	400	7,636
William Lyon Homes, Class A*	600	13,284
Winnebago Industries, Inc.*	1,122	30,799

		458,217

Home Furnishings — 0.6%
American Woodmark Corp.*	369	14,587
Bassett Furniture Industries, Inc.	600	9,168
Daktronics, Inc.	1,209	18,957
DTS, Inc.*	703	16,858
Ethan Allen Interiors, Inc.	1,028	31,272
Flexsteel Industries, Inc.	400	12,292
Hooker Furniture Corp.	600	10,008
iRobot Corp.*	1,082	37,621
Kimball International, Inc., Class B	1,244	18,697
La-Z-Boy, Inc.	1,962	60,822
Select Comfort Corp.*	2,372	50,025
Skullcandy, Inc.*	407	2,934
TiVo, Inc.*	4,855	63,698
Universal Electronics, Inc.*	700	26,677
VOXX International Corp.*	825	13,778

		387,394

Hotels & Resorts — 0.0%
Caesars Entertainment Corp.*	1,300	28,002

Household Products & Wares — 0.5%
ACCO Brands Corp.*	4,393	29,521
Blyth, Inc.	282	3,068
Central Garden & Pet Co., Class A*	1,202	8,114
Costa, Inc.*	500	10,865

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
CSS Industries, Inc.	212	$6,080
Helen of Troy Ltd.*	1,195	59,164
Prestige Brands Holdings, Inc.*	1,972	70,598
Spectrum Brands Holdings, Inc.	800	56,440
Tumi Holdings, Inc.*	1,800	40,590
WD-40 Co.	646	48,243

		332,683

Housewares — 0.0%
EveryWare Global, Inc.*	800	6,624
Libbey, Inc.*	800	16,800
Lifetime Brands, Inc.	200	3,146

		26,570

Insurance — 2.7%
Ambac Financial Group, Inc.*	1,700	41,752
American Equity Investment Life Holding Co.	2,576	67,955
AMERISAFE, Inc.	708	29,906
Amtrust Financial Services, Inc.	1,267	41,418
Argo Group International Holdings Ltd.	1,041	48,396
Baldwin & Lyons, Inc., Class B	325	8,879
Citizens, Inc.*	1,466	12,828
CNO Financial Group, Inc.	8,593	152,010
Crawford & Co., Class B	1,538	14,211
Donegal Group, Inc., Class A	283	4,500
Eastern Insurance Holdings, Inc.	500	12,245
eHealth, Inc.*	720	33,473
EMC Insurance Group, Inc.	100	3,062
Employers Holdings, Inc.	1,282	40,575
Enstar Group Ltd.*	374	51,952
Essent Group Ltd.*	900	21,654
FBL Financial Group, Inc., Class A	327	14,646
First American Financial Corp.	4,073	114,859
Global Indemnity PLC*	383	9,690
Greenlight Capital Re, Ltd., Class A*	1,128	38,025
Hallmark Financial Services, Inc.*	255	2,266
HCI Group, Inc.	500	26,750
Hilltop Holdings, Inc.*	2,392	55,327
Horace Mann Educators Corp.	1,509	47,594
Infinity Property & Casualty Corp.	420	30,135
Kansas City Life Insurance Co.	73	3,485
Maiden Holdings Ltd.	2,268	24,789
Meadowbrook Insurance Group, Inc.	1,518	10,565
MGIC Investment Corp.*	12,827	108,260
Montpelier Re Holdings Ltd.	1,707	49,674
National Interstate Corp.	402	9,246
National Western Life Insurance Co., Class A	52	11,625
OneBeacon Insurance Group Ltd., Class A	600	9,492
Platinum Underwriters Holdings Ltd.	1,156	70,840
Primerica, Inc.	2,300	98,693
Radian Group, Inc.	7,003	98,882
RLI Corp.	861	83,844
Safety Insurance Group, Inc.	582	32,767
Selective Insurance Group, Inc.	2,175	58,855

	Number of Shares	Value†

Insurance — (continued)
State Auto Financial Corp.	376	$7,986
Stewart Information Services Corp.	808	26,074
Symetra Financial Corp.	3,200	60,672
The Navigators Group, Inc.*	395	24,948
The Phoenix Cos., Inc.*	146	8,964
Third Point Reinsurance Ltd.*	1,200	22,236
Tower Group International Ltd.	2,147	7,257
United Fire Group, Inc.	680	19,489
Universal Insurance Holdings, Inc.	1,251	18,114

		1,790,865

Internet — 2.7%
1-800-Flowers.com, Inc., Class A*	737	3,987
Angie’s List, Inc.*	1,600	24,240
Bankrate, Inc.*	2,023	36,293
Bazaarvoice, Inc.*	1,900	15,048
Blucora, Inc.*	1,496	43,623
Blue Nile, Inc.*	439	20,672
Boingo Wireless, Inc.*	900	5,769
Brightcove, Inc.*	1,200	16,968
BroadSoft, Inc.*	1,261	34,476
ChannelAdvisor Corp.*	300	12,513
Cogent Communications Group, Inc.	1,719	69,465
comScore, Inc.*	1,359	38,881
Constant Contact, Inc.*	1,165	36,197
CyrusOne, Inc.	700	15,631
Dealer Technologies, Inc.*	1,696	81,544
Dice Holdings, Inc.*	1,163	8,432
eGain Corp.*	1,000	10,240
Endurance International Group Holdings, Inc.*	800	11,344
ePlus, Inc.*	74	4,206
FTD Cos, Inc.*	818	26,650
Global Eagle Entertainment, Inc.*	900	13,383
Global Sources Ltd.*	372	3,024
HealthStream, Inc.*	900	29,493
ICG Group, Inc.*	1,228	22,878
Internap Network Services Corp.*	1,921	14,446
IntraLinks Holdings, Inc.*	1,700	20,587
Limelight Networks, Inc.*	1,172	2,321
Lionbridge Technologies, Inc.*	1,243	7,408
Liquidity Services, Inc.*	1,035	23,453
Marketo, Inc.*	300	11,121
ModusLink Global Solutions, Inc.*	945	5,415
Move, Inc*	1,879	30,045
NIC, Inc.*	2,629	65,383
OpenTable, Inc.*	856	67,941
Orbitz Worldwide, Inc.*	1,476	10,598
Overstock.com, Inc.*	571	17,581
PC-Tel, Inc.	1,200	11,484
Perficient, Inc.*	1,245	29,158
QuinStreet, Inc.*	1,815	15,772
ReachLocal, Inc.*	200	2,542
RealNetworks, Inc.*	515	3,888
Reis, Inc.*	400	7,692
Responsys, Inc.*	1,400	38,374

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
RetailMeNot, Inc.*	400	$11,516
Safeguard Scientifics, Inc.*	1,050	21,094
Sapient Corp.*	4,152	72,079
Shutterfly, Inc.*	1,590	80,979
Shutterstock, Inc.*	300	25,089
Spark Networks, Inc.*	800	4,928
SPS Commerce, Inc.*	700	45,710
Stamps.com, Inc.*	462	19,450
support.com, Inc.*	2,439	9,244
TechTarget, Inc.*	500	3,430
TeleCommunication Systems, Inc., Class A*	3,800	8,816
Textura Corp.*	300	8,982
Towerstream Corp.*	4,200	12,432
Travelzoo, Inc.*	311	6,631
Trulia, Inc.*	1,086	38,303
United Online, Inc.*	584	8,036
Unwired Planet, Inc.*	1,950	2,691
ValueClick, Inc.*	2,790	65,202
VASCO Data Security International, Inc.*	728	5,627
VirnetX Holding Corp.*	1,583	30,726
Vitacost.com, Inc.*	1,300	7,527
Vocus, Inc.*	881	10,035
Web.com Group, Inc.*	1,600	50,864
WebMD Health Corp.*	1,186	46,847
Wix.com Ltd.*	300	8,055
XO Group, Inc.*	1,359	20,195
Yelp, Inc.*	1,300	89,635
Zillow, Inc. Class A*	888	72,576
Zix Corp.*	3,548	16,179

		1,773,044

Investment Companies — 1.0%
Apollo Investment Corp.	8,796	74,590
Arlington Asset Investment Corp., Class A	500	13,195
BlackRock Kelso Capital Corp.	2,858	26,665
Capital Southwest Corp.	636	22,177
Fifth Street Finance Corp.	5,650	52,263
Gladstone Capital Corp.	412	3,955
Golub Capital BDC, Inc.	1,410	26,945
KCAP Financial, Inc.	1,573	12,694
Main Street Capital Corp.	1,390	45,439
MCG Capital Corp.	3,854	16,958
Medallion Financial Corp.	748	10,734
Medley Capital Group	1,277	17,686
MVC Capital, Inc.	1,281	17,294
New Mountain Finance Corp.	1,653	24,861
NGP Capital Resources Co.	352	2,629
PennantPark Floating Rate Capital Ltd.	512	7,030
PennantPark Investment Corp.	2,587	30,009
Prospect Capital Corp.	10,135	113,715
Solar Capital Ltd.	1,577	35,561
Solar Senior Capital Ltd.	533	9,711
Stellus Capital Investment Corp.	600	8,970
TCP Capital Corp.	1,000	16,780
THL Credit, Inc.	1,600	26,384

	Number of Shares	Value†

Investment Companies — (continued)
TICC Capital Corp.	1,814	$18,757
Triangle Capital Corp.	1,041	28,784

		663,786

Iron & Steel — 0.3%
AK Steel Holding Corp.*	5,300	43,460
Commercial Metals Co.	4,400	89,452
Schnitzer Steel Industries, Inc., Class A	900	29,403
Universal Stainless & Alloy Products, Inc.*	133	4,796

		167,111

Leisure Time — 0.6%
Arctic Cat, Inc.	444	25,299
Black Diamond, Inc.*	1,300	17,329
Brunswick Corp.	3,468	159,736
Callaway Golf Co.	2,146	18,091
ClubCorp Holdings, Inc.	800	14,192
Diamond Resorts International, Inc.*	800	14,768
Fox Factory Holding Corp.*	500	8,810
Interval Leisure Group, Inc.	1,416	43,754
Johnson Outdoors, Inc.	200	5,390
Life Time Fitness, Inc.*	1,659	77,973
Marine Products Corp.	160	1,608
Nautilus, Inc.*	1,300	10,959
Town Sports International Holdings, Inc.	600	8,856

		406,765

Lodging — 0.2%
Boyd Gaming Corp.*	3,000	33,780
Marcus Corp.	433	5,820
Monarch Casino & Resort, Inc.*	185	3,715
Morgans Hotel Group Co.*	1,494	12,146
Orient-Express Hotels Ltd., Class A*	3,745	56,587

		112,048

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	698	26,964
Hyster-Yale Materials Handling, Inc.	444	41,363

		68,327

Machinery — Diversified — 1.4%
Alamo Group, Inc.	317	19,239
Albany International Corp., Class A	1,132	40,673
Altra Holdings, Inc.	1,003	34,323
Applied Industrial Technologies, Inc.	1,582	77,660
Briggs & Stratton Corp.	1,936	42,127
Chart Industries, Inc.*	1,177	112,568
Cognex Corp.*	3,514	134,165
Columbus McKinnon Corp.*	685	18,591
DXP Enterprises, Inc.*	322	37,094
Flow International Corp.*	1,208	4,880
Global Power Equipment Group, Inc.	900	17,613
Hurco Cos., Inc.	200	5,002
Kadant, Inc.	499	20,220
Lindsay Corp.	453	37,486
Manitex International, Inc.*	500	7,940

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
NACCO Industries, Inc., Class A	222	$13,806
Power Solutions International, Inc.*	100	7,510
Tecumseh Products Co., Class A*	800	7,240
Tennant Co.	736	49,908
The ExOne Co.*	200	12,092
The Gorman-Rupp Co.	751	25,106
The Middleby Corp.*	695	166,779
Twin Disc, Inc.	235	6,084

		898,106

Media — 0.9%
A.H. Belo Corp., Class A	1,100	8,217
Central European Media Enterprises Ltd., Class A*	3,100	11,904
Courier Corp.	247	4,468
Crown Media Holdings, Inc., Class A*	217	766
Cumulus Media, Inc., Class A*	2,800	21,644
Daily Journal Corp.*	1	185
Demand Media, Inc.*	1,300	7,501
Dex Media, Inc.*	700	4,746
Digital Generation, Inc.*	657	8,377
E.W. Scripps Co., Class A*	1,206	26,194
Entercom Communications Corp., Class A*	1,400	14,714
Entravision Communications Corp., Class A	2,800	17,052
Gray Television, Inc.*	2,000	29,760
Hemisphere Media Group, Inc.*	600	7,122
Houghton Mifflin Harcourt Co.*	800	13,568
Journal Communications, Inc., Class A*	1,784	16,609
Martha Stewart Living Omnimedia, Inc., Class A*	562	2,360
Media General, Inc., Class A*	800	18,080
Meredith Corp.	1,500	77,700
Nexstar Broadcasting Group	1,100	61,303
Saga Communications, Inc.*	133	6,690
Scholastic Corp.	956	32,514
Sinclair Broadcast Group, Inc., Class A	2,817	100,652
The McClatchy Co., Class A*	1,100	3,740
The New York Times Co., Class A	4,821	76,509
World Wrestling Entertainment, Inc.,Class A	914	15,154

		587,529

Metal Fabricate/Hardware — 0.9%
A.M. Castle & Co.*	435	6,425
Ampco-Pittsburgh Corp.	214	4,162
CIRCOR International, Inc.	735	59,373
Dynamic Materials Corp.	690	15,001
Furmanite Corp.*	2,054	21,814
Global Brass & Copper Holdings, Inc.	600	9,930
Haynes International, Inc.	564	31,155
L.B. Foster Co., Class A	366	17,308
Mueller Industries, Inc.	1,094	68,933
Mueller Water Products, Inc., Class A	6,192	58,019
NN, Inc.	400	8,076
Northwest Pipe Co.*	483	18,238
Olympic Steel, Inc.	231	6,694

	Number of Shares	Value†

Metal Fabricate/Hardware — (continued)
Omega Flex, Inc.	59	$1,207
RBC Bearings, Inc.*	837	59,218
Rexnord Corp.*	1,000	27,010
RTI International Metals, Inc.*	1,113	38,076
Sun Hydraulics Corp.	859	35,073
Worthington Industries, Inc.	1,984	83,487

		569,199

Mining — 0.7%
Allied Nevada Gold Corp.*	4,000	14,200
AMCOL International Corp.	1,098	37,310
Century Aluminum Co.*	2,254	23,577
Coeur Mining, Inc.*	3,828	41,534
General Moly, Inc.*	1,499	2,009
Globe Specialty Metals, Inc.	2,414	43,476
Gold Resource Corp.	1,300	5,889
Hecla Mining Co.	12,817	39,476
Horsehead Holding Corp.*	1,583	25,660
Kaiser Aluminum Corp.	716	50,292
Materion Corp.	857	26,439
Midway Gold Corp.*	2,200	1,782
Molycorp, Inc.*	4,800	26,976
Noranda Aluminium Holding Corp.	600	1,974
Paramount Gold and Silver Corp.*	2,900	2,702
Stillwater Mining Co.*	4,524	55,826
United States Lime & Minerals, Inc.*	29	1,774
Ur-Energy, Inc.*	5,400	7,452
Uranium Energy Corp.*	2,400	4,800
US Silica Holdings, Inc.	1,000	34,110

		447,258

Miscellaneous Manufacturing — 1.8%
Actuant Corp., Class A	2,806	102,812
American Railcar Industries, Inc.	300	13,725
AZZ, Inc.	976	47,687
Barnes Group, Inc.	2,065	79,110
Blount International, Inc.*	1,995	28,868
Chase Corp.	200	7,060
CLARCOR, Inc.	1,898	122,136
EnPro Industries, Inc.*	817	47,100
Fabrinet*	1,100	22,616
Federal Signal Corp.*	2,343	34,325
FreightCar America, Inc.	270	7,187
GP Strategies Corp.*	696	20,734
Handy & Harman Ltd.*	200	4,842
Hillenbrand, Inc.	2,174	63,959
John Bean Technologies Corp.	1,229	36,047
Koppers Holdings, Inc.	820	37,515
LSB Industries, Inc.*	749	30,724
Lydall, Inc.*	600	10,572
Movado Group, Inc.	760	33,448
Myers Industries, Inc.	1,125	23,760
NL Industries, Inc.	90	1,006
Park-Ohio Holdings Corp.*	400	20,960
PMFG, Inc.*	486	4,398
Polypore International, Inc.*	1,900	73,910

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Proto Labs, Inc.*	700	$49,826
Raven Industries, Inc.	1,346	55,374
Smith & Wesson Holding Corp.*	2,179	29,395
Standex International Corp.	500	31,440
Sturm Ruger & Co., Inc.	819	59,861
Tredegar Corp.	1,061	30,567
Trimas Corp.*	1,795	71,603

		1,202,567

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	65,889
HNI Corp.	1,843	71,564
Interface, Inc.	2,195	48,202
Knoll, Inc.	1,953	35,759
Steelcase, Inc., Class A	3,131	49,658

		271,072

Oil & Gas — 2.6%
Abraxas Petroleum Corp.*	2,000	6,560
Adams Resources & Energy, Inc.	100	6,850
Alon USA Energy, Inc.	952	15,746
Apco Oil and Gas International, Inc.*	258	4,022
Approach Resources, Inc.*	1,341	25,868
Arabian American Development Co.*	1,000	12,550
Athlon Energy, Inc.*	800	24,200
Bill Barrett Corp.*	2,025	54,229
Bonanza Creek Energy, Inc.*	1,100	47,817
BPZ Resources, Inc.*	6,783	12,345
Callon Petroleum Co.*	1,000	6,530
Carrizo Oil & Gas, Inc.*	1,665	74,542
Clayton Williams Energy, Inc.*	217	17,783
Comstock Resources, Inc.	1,987	36,342
Contango Oil & Gas Co.*	503	23,772
Delek US Holdings, Inc.	1,398	48,105
Diamondback Energy, Inc.*	700	37,002
Emerald Oil, Inc.*	1,500	11,490
Endeavour International Corp.*	1,352	7,098
Energy XXI Bermuda Ltd.	3,062	82,858
EPL Oil & Gas, Inc.*	1,200	34,200
Equal Energy Ltd.	1,600	8,544
Evolution Petroleum Corp.	500	6,170
EXCO Resources, Inc.	5,100	27,081
Forest Oil Corp.*	3,900	14,079
FX Energy, Inc.*	1,389	5,084
Gastar Exploration Ltd.*	1,500	10,380
Goodrich Petroleum Corp.*	1,281	21,803
Halcon Resources Corp.*	9,876	38,121
Hercules Offshore, Inc.*	6,105	39,866
Isramco, Inc.*	21	2,668
Jones Energy, Inc.*	600	8,688
Kodiak Oil & Gas Corp.*	10,700	119,947
Magnum Hunter Resources Corp.*	6,600	48,246
Matador Resources Co.*	2,400	44,736
Midstates Petroleum Co., Inc.*	1,100	7,282
Miller Energy Resources, Inc.*	1,900	13,376
Northern Oil & Gas, Inc.*	2,253	33,953

	Number of Shares	Value†

Oil & Gas — (continued)
Panhandle Oil and Gas, Inc., Class A	417	$13,932
Parker Drilling Co.*	5,217	42,414
PDC Energy, Inc.*	1,412	75,147
Penn Virginia Corp.*	2,012	18,973
PetroQuest Energy, Inc.*	1,539	6,648
Quicksilver Resources, Inc.*	4,600	14,122
Resolute Energy Corp.*	2,200	19,866
Rex Energy Corp.*	1,800	35,478
Rosetta Resources, Inc.*	2,437	117,073
Sanchez Energy Corp.*	1,600	39,216
Stone Energy Corp.*	1,879	64,995
Swift Energy Co.*	1,889	25,502
Synergy Resources Corp.*	2,000	18,520
Triangle Petroleum Corp.*	2,300	19,136
Vaalco Energy, Inc.*	2,430	16,743
W&T Offshore, Inc.	1,643	26,288
Warren Resources, Inc.*	1,705	5,354
Western Refining, Inc.	2,037	86,389

		1,685,729

Oil & Gas Services — 1.6%
Basic Energy Services, Inc.*	1,488	23,481
Bolt Technology Corp.	400	8,804
C J Energy Services, Inc.*	1,930	44,583
Cal Dive International, Inc.*	2,189	4,400
CARBO Ceramics, Inc.	800	93,224
Dawson Geophysical Co.*	215	7,271
Exterran Holdings, Inc.*	2,100	71,820
Flotek Industries, Inc.*	1,800	36,126
Forum Energy Technologies, Inc.*	1,500	42,390
Geospace Technologies Corp.*	476	45,139
Global Geophysical Services, Inc.*	500	805
Gulf Island Fabrication, Inc.	818	18,994
Helix Energy Solutions Group, Inc.*	4,001	92,743
Hornbeck Offshore Services, Inc.*	1,378	67,839
ION Geophysical Corp.*	5,465	18,034
Key Energy Services, Inc.*	6,024	47,590
Matrix Service Co.*	1,287	31,493
Mitcham Industries, Inc.*	300	5,313
Natural Gas Services Group, Inc.*	594	16,377
Newpark Resources, Inc.*	3,512	43,162
Pioneer Energy Services Corp.*	2,650	21,226
SEACOR Holdings, Inc.*	800	72,960
Targa Resources Corp.	1,300	114,621
Tesco Corp.*	1,400	27,692
TETRA Technologies, Inc.*	2,979	36,820
TGC Industries, Inc.*	945	6,899
Thermon Group Holdings, Inc.*	1,100	30,063
Vantage Drilling Co.*	9,090	16,726
Willbros Group, Inc.*	2,017	19,000

		1,065,595

Packaging and Containers — 0.2%
AEP Industries, Inc.*	138	7,291
Berry Plastics Group, Inc.*	2,100	49,959
Graphic Packaging Holding Co.*	7,887	75,715

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Packaging and Containers — (continued)
UFP Technologies, Inc.*	200	$5,044

		138,009

Pharmaceuticals — 3.3%
ACADIA Pharmaceuticals, Inc.*	2,600	64,974
AcelRx Pharmaceuticals, Inc.*	900	10,179
Achillion Pharmaceuticals, Inc.*	3,300	10,956
Aegerion Pharmaceuticals, Inc.*	1,100	78,056
Agios Pharmaceuticals, Inc.*	400	9,580
Akorn, Inc.*	2,413	59,432
Amicus Therapeutics, Inc.*	500	1,175
Ampio Pharmaceuticals, Inc.*	600	4,278
Anacor Pharmaceuticals, Inc.*	1,000	16,780
Anika Therapeutics, Inc.*	500	19,080
Antares Pharma, Inc.*	5,200	23,296
Aratana Therapeutics, Inc.*	400	7,640
Array BioPharma, Inc.*	3,948	19,780
Auxilium Pharmaceuticals, Inc.*	2,165	44,902
AVANIR Pharmaceuticals, Inc., Class A*	5,777	19,411
BioDelivery Sciences International, Inc.*	1,200	7,068
BioScrip, Inc.*	2,011	14,881
Cadence Pharmaceuticals, Inc.*	2,414	21,847
Cempra, Inc.*	1,200	14,868
ChemoCentryx, Inc.*	1,000	5,790
Chimerix, Inc.*	400	6,044
Clovis Oncology, Inc.*	600	36,162
Corcept Therapeutics, Inc.*	700	2,254
Cornerstone Therapeutics, Inc.*	127	1,205
Cytori Therapeutics, Inc.*	810	2,082
Depomed, Inc.*	2,583	27,328
Derma Sciences, Inc.*	700	7,574
Dyax Corp.*	5,020	37,801
Endocyte, Inc.*	1,500	16,035
Furiex Pharmaceuticals, Inc.*	200	8,402
Hi-Tech Pharmacal Co, Inc.*	455	19,743
Hyperion Therapeutics, Inc.*	400	8,088
Idenix Pharmaceuticals, Inc.*	4,793	28,662
Impax Laboratories, Inc.*	2,837	71,322
Infinity Pharmaceuticals, Inc.*	1,828	25,245
Insys Therapeutics, Inc.*	200	7,742
Ironwood Pharmaceuticals, Inc.*	3,561	41,343
Isis Pharmaceuticals, Inc.*	4,310	171,710
Keryx Biopharmaceuticals, Inc.*	3,500	45,325
Lannett Co, Inc.*	797	26,381
Lifevantage Corp.*	4,600	7,590
MannKind Corp.*	5,504	28,676
Natural Grocers By Vitamin Cottage, Inc.*	400	16,980
Nature’s Sunshine Products, Inc.	200	3,464
Nektar Therapeutics*	4,333	49,180
Neogen Corp.*	1,302	59,501
Neurocrine Biosciences, Inc.*	2,777	25,937
Nutraceutical International Corp.*	196	5,249
Omega Protein Corp.*	500	6,145
Ophthotech Corp.*	300	9,705
Opko Health, Inc.*	7,176	60,565
Orexigen Therapeutics, Inc.*	4,188	23,578

	Number of Shares	Value†

Pharmaceuticals — (continued)
Osiris Therapeutics, Inc.*	773	$12,430
Pacira Pharmaceuticals, Inc.*	1,100	63,239
PharMerica Corp.*	1,420	30,530
Portola Pharmaceuticals, Inc.*	400	10,300
Pozen, Inc.*	302	2,428
Progenics Pharmaceuticals, Inc.*	2,601	13,863
Questcor Pharmaceuticals, Inc.	2,036	110,860
Raptor Pharmaceutical Corp.*	2,600	33,852
Receptos, Inc.*	400	11,596
Repros Therapeutics, Inc.*	900	16,470
Sagent Pharmaceuticals, Inc.*	700	17,766
Santarus, Inc.*	2,097	67,020
Sarepta Therapeutics, Inc.*	1,400	28,518
Sciclone Pharmaceuticals, Inc.*	2,277	11,476
SIGA Technologies, Inc.*	685	2,240
Star Scientific, Inc.*	8,244	9,563
Sucampo Pharmaceuticals, Inc., Class A*	171	1,607
Synageva BioPharma Corp.*	700	45,304
Synergy Pharmaceuticals, Inc.*	4,300	24,209
Synta Pharmaceuticals Corp.*	1,921	10,066
Synutra International, Inc.*	311	2,762
Targacept, Inc.*	703	2,918
TESARO, Inc.*	600	16,944
Tetraphase Pharmaceuticals, Inc.*	900	12,168
TherapeuticsMD, Inc.*	3,200	16,672
Threshold Pharmaceuticals, Inc.*	2,000	9,340
USANA Health Sciences, Inc.*	224	16,930
Vanda Pharmaceuticals, Inc.*	1,241	15,401
ViroPharma, Inc.*	2,578	128,513
Vivus, Inc.*	3,770	34,232
XenoPort, Inc.*	1,927	11,080
Zogenix, Inc.*	2,800	9,632

		2,140,920

Pipelines — 0.3%
Crosstex Energy, Inc.	1,964	71,018
Primoris Services Corp.	1,290	40,158
SemGroup Corp.	1,600	104,368

		215,544

Private Equity — 0.1%
Fidus Investment Corp.	665	14,457
Gladstone Investment Corp.	879	7,085
GSV Capital Corp.*	1,000	12,090
Hercules Technology Growth Capital, Inc.	2,479	40,655

		74,287

Real Estate — 0.3%
Alexander & Baldwin, Inc.	1,600	66,768
AV Homes, Inc.*	195	3,543
Consolidated-Tomoka Land Co.	124	4,500
Forestar Group, Inc.*	1,163	24,737
HFF, Inc., Class A*	1,400	37,590
Kennedy-Wilson Holdings, Inc.	2,281	50,752
RE/MAX Holdings, Inc.*	400	12,828

		200,718

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.2%
Aeropostale, Inc.*	3,184	$28,943
AFC Enterprises*	959	36,922
America’s Car-Mart, Inc.*	227	9,586
ANN, Inc.*	1,785	65,260
Asbury Automotive Group, Inc.*	1,249	67,121
Barnes & Noble, Inc.*	1,400	20,930
bebe Stores, Inc.	1,517	8,070
Big 5 Sporting Goods Corp.	581	11,515
Biglari Holdings, Inc.*	59	29,892
BJ’s Restaurants, Inc.*	820	25,469
Bloomin’ Brands, Inc.*	2,100	50,421
Bob Evans Farms, Inc.	1,042	52,715
Body Central Corp.*	500	1,970
Bravo Brio Restaurant Group, Inc.*	500	8,135
Brown Shoe Co., Inc.	1,654	46,544
Buffalo Wild Wings, Inc.*	747	109,958
Burlington Stores, Inc.*	600	19,200
Carrols Restaurant Group, Inc.*	1,713	11,323
Casey’s General Stores, Inc.	1,440	101,160
Cash America International, Inc.	1,125	43,088
CEC Entertainment, Inc.	772	34,184
Christopher & Banks Corp.*	1,500	12,810
Chuy’s Holdings, Inc.*	600	21,612
Citi Trends, Inc.*	903	15,351
Conn’s, Inc.*	804	63,347
Container Store Group, Inc. (The)*	600	27,966
Cracker Barrel Old Country Store, Inc.	724	79,691
Del Frisco’s Restaurant Group, Inc.*	400	9,428
Denny’s Corp.*	3,552	25,539
Destination Maternity Corp.	578	17,271
Destination XL Group, Inc.*	1,500	9,855
DineEquity, Inc.	671	56,062
Einstein Noah Restaurant Group, Inc.	84	1,218
Express, Inc.*	3,154	58,885
Ezcorp, Inc., Class A*	1,766	20,645
Fiesta Restaurant Group, Inc.*	813	42,471
Fifth & Pacific Cos., Inc.*	4,571	146,592
First Cash Financial Services, Inc.*	1,162	71,858
Five Below, Inc.*	1,200	51,840
Francesca’s Holdings Corp.*	1,658	30,524
Fred’s, Inc., Class A	1,431	26,502
Genesco, Inc.*	895	65,389
Gordmans Stores, Inc.	200	1,534
Group 1 Automotive, Inc.	807	57,313
Haverty Furniture Cos., Inc.	950	29,735
hhgregg, Inc.*	662	9,248
Hibbett Sports, Inc.*	955	64,186
HSN, Inc.	1,279	79,682
Ignite Restaurant Group, Inc.*	300	3,750
Jack in the Box, Inc.*	1,814	90,736
Jamba, Inc.*	940	11,684
Jos. A. Bank Clothiers, Inc.*	1,099	60,148
Kirkland’s, Inc.*	427	10,107
Krispy Kreme Doughnuts, Inc.*	2,622	50,578
Lithia Motors, Inc., Class A	894	62,061

	Number of Shares	Value†

Retail — (continued)
Luby’s, Inc.*	600	$4,632
Lumber Liquidators Holdings, Inc.*	1,033	106,285
MarineMax, Inc.*	1,000	16,080
Mattress Firm Holding Corp.*	500	21,520
Nathan’s Famous, Inc.*	100	5,041
New York & Co., Inc.*	583	2,548
Noodles & Co.*	300	10,776
Office Depot, Inc.*	18,610	98,447
Pacific Sunwear of California, Inc.*	2,100	7,014
Papa John’s International, Inc.	1,310	59,474
PC Connection, Inc.*	165	4,100
Penske Automotive Group, Inc.	1,676	79,040
PetMed Express, Inc.	1,113	18,509
Pier 1 Imports, Inc.	3,644	84,104
Potbelly Corp.*	300	7,284
Pricesmart, Inc.	731	84,460
RadioShack Corp.*	3,900	10,140
Red Robin Gourmet Burgers, Inc.*	520	38,241
Regis Corp.	1,832	26,582
Restoration Hardware Holdings, Inc.*	700	47,110
Rite Aid Corp.*	28,272	143,056
Roundy’s, Inc.	900	8,874
Ruby Tuesday, Inc.*	2,213	15,336
Rush Enterprises, Inc., Class A*	1,235	36,618
Ruth’s Hospitality Group, Inc.	1,695	24,086
Sears Hometown and Outlet Stores, Inc.*	300	7,650
Shoe Carnival, Inc.	758	21,990
Sonic Automotive, Inc., Class A	1,534	37,552
Sonic Corp.*	2,132	43,045
Stage Stores, Inc.	1,381	30,686
Stein Mart, Inc.	1,261	16,960
Susser Holdings Corp.*	702	45,974
Systemax, Inc.*	262	2,948
Texas Roadhouse, Inc.	2,470	68,666
The Bon-Ton Stores, Inc.	500	8,140
The Buckle, Inc.	1,049	55,135
The Cato Corp., Class A	1,104	35,107
The Cheesecake Factory, Inc.	2,016	97,312
The Children’s Place Retail Stores, Inc.*	894	50,931
The Finish Line, Inc., Class A	1,793	50,509
The Men’s Wearhouse, Inc.	1,956	99,912
The Pantry, Inc.*	1,254	21,042
The Pep Boys - Manny, Moe, & Jack*	2,305	27,983
The Wet Seal, Inc., Class A*	2,604	7,109
Tile Shop Holdings, Inc.*	700	12,649
Tilly’s, Inc.*	400	4,580
Tuesday Morning Corp.*	2,029	32,383
Vera Bradley, Inc.*	800	19,232
Vitamin Shoppe, Inc.*	1,200	62,412
West Marine, Inc.*	664	9,449
Winmark Corp.	100	9,262
Zale Corp.*	1,300	20,501
Zumiez, Inc.*	703	18,278

		4,044,778

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — 1.4%
Astoria Financial Corp.	3,201	$44,270
Banc of California, Inc.	800	10,728
Bank Mutual Corp.	2,432	17,048
BankFinancial Corp.	609	5,578
Beneficial Mutual Bancorp, Inc.*	1,749	19,099
Berkshire Hills Bancorp, Inc.	1,102	30,051
BofI Holding, Inc.*	500	39,215
Brookline Bancorp, Inc.	3,222	30,834
Capitol Federal Financial, Inc.	5,600	67,816
Charter Financial Corp.	900	9,693
Clifton Savings Bancorp, Inc.	150	1,920
Dime Community Bancshares, Inc.	1,030	17,428
ESB Financial Corp.	232	3,294
ESSA Bancorp, Inc.	319	3,688
EverBank Financial Corp.	3,000	55,020
First Defiance Financial Corp.	300	7,791
First Financial Northwest, Inc.	600	6,222
Flagstar Bancorp, Inc.*	800	15,696
Flushing Financial Corp.	1,338	27,697
Fox Chase Bancorp, Inc.	420	7,300
Home Bancorp, Inc.*	200	3,770
Home Federal Bancorp, Inc.	253	3,770
Home Loan Servicing Solutions Ltd.	2,800	64,316
Homestreet, Inc.	600	12,000
Hometrust Bancshares, Inc.*	900	14,391
Investors Bancorp, Inc.	1,865	47,707
Kearny Financial Corp.*	152	1,768
Meridian Interstate Bancorp, Inc.*	139	3,139
Meta Financial Group, Inc.	200	8,066
NASB Financial, Inc.*	200	6,040
Northfield Bancorp, Inc.	2,193	28,947
Northwest Bancshares, Inc.	3,775	55,794
OceanFirst Financial Corp.	327	5,601
Oritani Financial Corp.	1,718	27,574
Pacific Premier Bancorp, Inc.*	700	11,018
Provident Financial Holdings, Inc.	400	6,000
Provident Financial Services, Inc.	2,403	46,426
Rockville Financial, Inc.	730	10,373
Sterling Bancorp, Inc.	3,627	48,493
Territorial Bancorp, Inc.	243	5,638
United Community Financial Corp.*	1,700	6,069
United Financial Bancorp, Inc.	1,040	19,646
Westfield Financial, Inc.	784	5,849
WSFS Financial Corp.	357	27,678

		890,461

Semiconductors — 3.0%
Aeroflex Holding Corp.*	500	3,250
Alpha & Omega Semiconductor Ltd.*	400	3,084
Ambarella, Inc.*	700	23,751
Amkor Technology, Inc.*	2,511	15,392
ANADIGICS, Inc.*	1,379	2,537
Applied Micro Circuits Corp.*	2,958	39,578
ATMI, Inc.*	1,228	37,098
Axcelis Technologies, Inc.*	6,100	14,884
Brooks Automation, Inc.	2,477	25,984

	Number of Shares	Value†

Semiconductors — (continued)
Cabot Microelectronics Corp.*	961	$43,918
Cavium, Inc.*	2,079	71,746
Ceva, Inc.*	671	10,213
Cirrus Logic, Inc.*	2,481	50,687
Cohu, Inc.	904	9,492
Cypress Semiconductor Corp.*	5,500	57,750
Diodes, Inc.*	1,399	32,960
DSP Group, Inc.*	557	5,409
Emulex Corp.*	3,706	26,535
Entegris, Inc.*	5,270	61,132
Entropic Communications, Inc.*	3,832	18,049
Exar Corp.*	1,532	18,062
FormFactor, Inc.*	2,172	13,075
Gerber Scientific, Inc.~	500	0
GSI Technology, Inc.*	359	2,384
GSl Group, Inc.*	1,500	16,860
GT Advanced Technologies, Inc*	5,299	46,207
Hittite Microwave Corp.*	1,166	71,977
Inphi Corp.*	1,100	14,190
Integrated Device Technology, Inc.*	4,793	48,841
Integrated Silicon Solution, Inc.*	1,000	12,090
Intermolecular, Inc.*	900	4,428
International Rectifier Corp.*	2,900	75,603
Intersil Corp., Class A	5,100	58,497
IXYS Corp.	566	7,341
Kopin Corp.*	1,507	6,360
Lattice Semiconductor Corp.*	3,824	21,070
LTX-Credence Corp.*	2,466	19,703
MaxLinear, Inc., Class A*	500	5,215
Micrel, Inc.	1,845	18,210
Microsemi Corp.*	3,693	92,140
MKS Instruments, Inc.	1,996	59,760
Monolithic Power Systems, Inc.*	1,567	54,312
MoSys, Inc.*	2,000	11,040
Nanometrics, Inc.*	900	17,145
Omnivision Technologies, Inc.*	1,919	33,007
Peregrine Semiconductor Corp.*	1,100	8,151
Pericom Semiconductor Corp.*	646	5,724
Photronics, Inc.*	2,192	19,794
PLX Technology, Inc.*	1,260	8,291
PMC-Sierra, Inc.*	7,700	49,511
Power Integrations, Inc.	1,095	61,123
QLogic Corp.*	3,200	37,856
Rambus, Inc.*	4,623	43,780
Richardson Electronics Ltd.	300	3,408
Rubicon Technology, Inc.*	1,123	11,174
Rudolph Technologies, Inc.*	1,654	19,418
Semtech Corp.*	2,809	71,012
Sigma Designs, Inc.*	777	3,667
Silicon Image, Inc.*	2,739	16,845
SunEdison, Inc.*	10,700	139,635
Supertex, Inc.*	389	9,744
Tessera Technologies, Inc.	2,123	41,844
TriQuint Semiconductor, Inc.*	6,177	51,516
Ultra Clean Holdings*	400	4,012

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Ultratech, Inc.*	978	$28,362
Veeco Instruments, Inc.*	1,693	55,717

		1,971,550

Software — 5.0%
Accelrys, Inc.*	2,566	24,480
ACI Worldwide, Inc.*	1,509	98,085
Actuate Corp.*	1,940	14,957
Acxiom Corp.*	2,767	102,324
Advent Software, Inc.	1,335	46,712
American Software, Inc., Class A	593	5,853
Aspen Technology, Inc.*	3,553	148,515
athenahealth, Inc.*	1,456	195,832
Audience, Inc.*	400	4,656
AVG Technologies NV*	900	15,489
Avid Technology, Inc.*	749	6,104
Benefitfocus, Inc.*	200	11,548
Blackbaud, Inc.	1,750	65,888
Bottomline Technologies, Inc.*	1,345	48,635
Callidus Software, Inc.*	2,000	27,460
CommVault Systems, Inc.*	1,848	138,378
Computer Programs & Systems, Inc.	447	27,629
Cornerstone OnDemand, Inc.*	1,500	80,010
CSG Systems International, Inc.	1,281	37,661
Cvent, Inc.*	300	10,917
Demandware, Inc.*	600	38,472
Digi International, Inc.*	657	7,963
Digital River, Inc.*	1,388	25,678
E2open, Inc.*	600	14,346
Ebix, Inc.	1,336	19,666
Envestnet, Inc.*	900	36,270
EPAM Systems, Inc.*	800	27,952
Epiq Systems, Inc.	1,168	18,933
Fair Isaac Corp.	1,388	87,222
Fleetmatics Group PLC*	600	25,950
Glu Mobile, Inc.*	1,100	4,279
Guidance Software, Inc.*	400	4,040
Guidewire Software, Inc.*	1,900	93,233
Imperva Inc*	800	38,504
inContact, Inc.*	2,100	16,401
Infoblox, Inc.*	1,900	62,738
InnerWorkings, Inc.*	1,724	13,430
Interactive Intelligence Group, Inc.*	597	40,214
Jive Software, Inc.*	1,500	16,875
Luxoft Holding, Inc.*	300	11,394
ManTech International Corp., Class A	1,039	31,097
MedAssets, Inc.*	2,448	48,544
Medidata Solutions, Inc.*	2,088	126,470
MicroStrategy, Inc., Class A*	318	39,508
Model N, Inc.*	300	3,537
Monotype Imaging Holdings, Inc.	1,599	50,944
Omnicell, Inc.*	1,435	36,636
PDF Solutions, Inc.*	1,200	30,744
Pegasystems, Inc.	630	30,983
Progress Software Corp.*	1,986	51,298
Proofpoint, Inc.*	800	26,536

	Number of Shares	Value†

Software — (continued)
PROS Holdings, Inc.*	917	$36,588
PTC, Inc.*	4,525	160,140
QAD, Inc.	92	1,625
Qlik Technologies, Inc.*	3,441	91,634
Quality Systems, Inc.	1,704	35,886
Rally Software Development Corp.*	300	5,835
RealPage, Inc.*	2,000	46,760
Rocket Fuel, Inc.*	200	12,298
Rosetta Stone, Inc.*	202	2,468
Schawk, Inc.	887	13,190
SciQuest, Inc.*	700	19,936
Seachange International, Inc.*	1,273	15,480
SS&C Technologies Holdings, Inc.*	2,200	97,372
Synchronoss Technologies, Inc.*	1,146	35,606
SYNNEX Corp.*	994	66,996
Take-Two Interactive Software, Inc.*	2,944	51,137
Tangoe, Inc.*	1,069	19,253
The Ultimate Software Group, Inc.*	1,116	170,994
Tyler Technologies, Inc.*	1,252	127,867
Verint Systems, Inc.*	1,995	85,665

		3,287,720

Storage & Warehousing — 0.1%
Mobile Mini, Inc.	1,477	60,823
Wesco Aircraft Holdings, Inc.*	1,540	33,757

		94,580

Telecommunications — 3.0%
8X8, Inc.*	2,800	28,448
ADTRAN, Inc.	2,205	59,557
Alliance Fiber Optic Products, Inc.	600	9,030
Anaren, Inc.*	312	8,733
Anixter International, Inc.	1,034	92,895
ARRIS Group, Inc.*	4,681	114,053
Aruba Networks, Inc.*	4,213	75,413
Atlantic Tele-Network, Inc.	449	25,400
Aviat Networks, Inc.*	1,462	3,304
Black Box Corp.	562	16,748
CalAmp Corp.*	1,400	39,158
Calix, Inc.*	1,487	14,335
Cbeyond, Inc.*	568	3,919
Ciena Corp.*	3,900	93,327
Cincinnati Bell, Inc.*	7,785	27,715
Comtech Telecommunications Corp.	552	17,399
Comverse, Inc.*	990	38,412
Consolidated Communications Holdings, Inc.	1,745	34,254
DigitalGlobe, Inc.*	2,769	113,944
EarthLink, Inc.	4,016	20,361
Extreme Networks, Inc.*	3,147	22,029
Fairpoint Communications, Inc.*	600	6,786
Finisar Corp.*	3,821	91,398
General Communication, Inc., Class A*	986	10,994
Gigamon, Inc.*	400	11,232
Gogo Inc*	600	14,886
Harmonic, Inc.*	4,270	31,513

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
Hawaiian Telcom Holdco, Inc.*	500	$14,685
HickoryTech Corp.	400	5,132
IDT Corp., Class B	800	14,296
Infinera Corp.*	4,694	45,907
Inteliquent, Inc.	926	10,575
InterDigital, Inc.	1,494	44,058
Iridium Communications, Inc.*	2,500	15,650
Ixia*	2,113	28,124
KVH Industries, Inc.*	354	4,613
Leap Wireless International, Inc.*	2,300	40,020
LogMeIn, Inc.*	1,081	36,268
Loral Space & Communications, Inc.*	546	44,215
Lumos Networks Corp	782	16,422
MagicJack VocalTec Ltd.*	700	8,344
Neonode, Inc.*	1,600	10,112
NeoPhotonics Corp.*	300	2,118
NETGEAR, Inc.*	1,629	53,659
NII Holdings, Inc.*	6,500	17,875
NTELOS Holdings Corp	382	7,728
Numerex Corp.*	800	10,360
Oplink Communications, Inc.*	635	11,811
ORBCOMM, Inc.*	1,000	6,340
Parkervision, Inc.*	4,100	18,655
Plantronics, Inc.	1,767	82,077
Preformed Line Products Co.	45	3,292
Premiere Global Services, Inc.*	1,656	19,193
Procera Networks, Inc.*	700	10,514
RF Micro Devices, Inc.*	10,551	54,443
RigNet, Inc.*	500	23,965
Ruckus Wireless, Inc.*	1,700	24,140
Shenandoah Telecommunications Co.	1,159	29,751
ShoreTel, Inc.*	2,281	21,168
Sonus Networks, Inc.*	9,215	29,027
Straight Path Communications, Inc.*	400	3,276
Telenav, Inc.*	300	1,977
Tessco Technologies, Inc.	200	8,064
Ubiquiti Networks, Inc.*	600	27,576
USA Mobility, Inc.	1,112	15,879
ViaSat, Inc.*	1,562	97,859
Vonage Holdings Corp.*	6,100	20,313
Vringo, Inc.*	2,800	8,288
West Corp.	800	20,568
Westell Technologies, Inc.*	1,400	5,670

		1,999,250

Textiles — 0.2%
Culp, Inc.	300	6,135
G&K Services, Inc., Class A	776	48,290
UniFirst Corp.	577	61,739

		116,164

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.	584	3,930
LeapFrog Enterprises, Inc.*	2,776	22,042

		25,972

	Number of Shares	Value†

Transportation — 1.7%
Air Transport Services Group, Inc.*	2,085	$16,868
Arkansas Best Corp.	995	33,512
Atlas Air Worldwide Holdings, Inc.*	1,048	43,125
Bristow Group, Inc.	1,450	108,837
CAI International, Inc.*	860	20,270
Celadon Group, Inc.	935	18,214
Echo Global Logistics, Inc.*	500	10,740
Era Group, Inc.*	800	24,688
Forward Air Corp.	1,196	52,516
Frontline Ltd.*	1,200	4,488
GasLog Ltd.	1,100	18,799
Gulfmark Offshore, Inc., Class A	979	46,140
Heartland Express, Inc.	1,967	38,593
Hub Group, Inc., Class A*	1,343	53,559
International Shipholding Corp.	141	4,159
Knight Transportation, Inc.	2,264	41,522
Knightsbridge Tankers Ltd.	574	5,275
Marten Transport Ltd.	1,151	23,239
Matson, Inc.	1,600	41,776
Nordic American Tankers Ltd.	2,667	25,870
Pacer International, Inc.*	687	5,675
Patriot Transportation Holding, Inc.*	369	15,317
PHI, Inc.*	593	25,736
Quality Distribution, Inc.*	400	5,132
Roadrunner Transportation Systems, Inc.*	800	21,560
Saia, Inc.*	961	30,800
Scorpio Tankers, Inc.	7,100	83,709
Ship Finance International Ltd.	2,284	37,412
Swift Transportation Co.*	3,300	73,293
Teekay Tankers Ltd., Class A	3,193	12,548
Universal Truckload Services, Inc.	100	3,051
UTi Worldwide, Inc.	3,400	59,704
Werner Enterprises, Inc.	1,752	43,327
XPO Logistics, Inc.*	1,100	28,919
YRC Worldwide, Inc.*	400	6,948

		1,085,321

Trucking and Leasing — 0.2%
Greenbrier Cos., Inc.*	1,047	34,383
TAL International Group, Inc.*	1,293	74,154
Textainer Group Holdings Ltd.	812	32,659

		141,196

Water — 0.2%
American States Water Co.	1,524	43,784
Artesian Resources Corp., Class A	113	2,593
California Water Service Group	1,766	40,742
Connecticut Water Service, Inc.	319	11,328
Consolidated Water Co., Inc.	312	4,399
Middlesex Water Co.	531	11,119
PICO Holdings, Inc.*	792	18,303
SJW Corp.	488	14,538
York Water Co.	297	6,216

		153,022

TOTAL COMMON STOCKS (Cost $39,908,047)		59,932,971

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 7.0%
Apartments — 0.2%
American Residential Properties, Inc.*	600	$10,296
Associated Estates Realty Corp.	2,156	34,604
Campus Crest Communities, Inc.	2,300	21,643
Education Realty Trust, Inc.	4,005	35,324
Silver Bay Realty Trust Corp.	637	10,185

		112,052

Building & Real Estate — 1.3%
Agree Realty Corp.	596	17,296
Altisource Residential Corp.	1,600	48,176
Anworth Mortgage Asset Corp.	5,431	22,865
Apollo Commercial Real Estate Finance, Inc.	1,600	26,000
Ares Commercial Real Estate Corp.	1,000	13,100
Capstead Mortgage Corp.	3,475	41,978
Colony Financial, Inc.	2,616	53,079
CYS Investments, Inc.	6,756	50,062
Dynex Capital, Inc.	2,307	18,456
Getty Realty Corp.	1,163	21,364
Gramercy Property Trust, Inc.*	1,500	8,625
Invesco Mortgage Capital, Inc.	5,007	73,503
iStar Financial, Inc.*	3,318	47,348
New York Mortgage Trust, Inc.	2,400	16,776
NorthStar Realty Finance Corp.	11,221	150,922
PennyMac Mortgage Investment Trust	2,692	61,808
Redwood Trust, Inc.	2,977	57,664
Resource Capital Corp.	4,700	27,871
Select Income REIT	900	24,066
Sun Communities, Inc.	1,390	59,270

		840,229

Diversified — 0.7%
AG Mortgage Investment Trust, Inc	1,188	18,580
Armada Hoffler Properties, Inc.	800	7,424
CoreSite Realty Corp.	700	22,533
DuPont Fabros Technology, Inc.	2,450	60,539
EPR Properties	2,010	98,812
New Residential Investment Corp.	9,500	63,460
PS Business Parks, Inc.	665	50,819
STAG lndustrial, Inc.	1,600	32,624
The Geo Group, Inc.	2,768	89,185
UMH Properties, Inc.	168	1,583
Whitestone REIT	800	10,696

		456,255

Diversified Financial Services — 0.2%
American Capital Mortgage. Inc.	2,043	35,671
Apollo Residential Mortgage, Inc.	1,332	19,687
ARMOUR Residential REIT, Inc.	15,700	62,957
JAVELIN Mortgage Investment Corp.	200	2,786
RAIT Financial Trust,Inc.	2,706	24,273
Western Asset Mortgage Capital Corp.	1,000	14,880

		160,254

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	65,866

	Number of Shares	Value†

Healthcare — 0.5%
Aviv REIT, Inc.	500	$11,850
Healthcare Realty Trust, Inc.	3,672	78,250
LTC Properties, Inc.	1,317	46,609
Medical Properties Trust, Inc.	6,607	80,738
National Health Investors, Inc.	1,057	59,298
Physicians Realty Trust	700	8,918
Sabra Healthcare REIT, Inc.	1,488	38,896
Universal Health Realty Income Trust	520	20,831

		345,390

Hotels & Resorts — 1.3%
Ashford Hospitality Prime, Inc.	464	8,445
Ashford Hospitality Trust, Inc.	2,320	19,209
Chatham Lodging Trust	700	14,315
Chesapeake Lodging Trust	2,089	52,831
DiamondRock Hospitality Co.	7,523	86,891
FelCor Lodging Trust, Inc.	5,018	40,947
Hersha Hospitality Trust	7,669	42,716
LaSalle Hotel Properties	4,017	123,965
Pebblebrook Hotel Trust	2,409	74,101
RLJ Lodging Trust	5,000	121,600
Ryman Hospitality Properties	1,612	67,349
Strategic Hotels & Resorts, Inc.*	6,812	64,373
Summitt Hotel Properties	2,700	24,300
Sunstone Hotel Investors, Inc.	7,032	94,229

		835,271

Industrial — 0.6%
Chambers Street Properties*	9,300	71,145
DCT Industrial Trust, Inc.	11,682	83,293
EastGroup Properties, Inc.	1,175	68,068
First Industrial Realty Trust, Inc.	4,029	70,306
First Potomac Realty Trust	2,392	27,819
Monmouth Real Estate Investment Corp., Class A	2,049	18,625
QTS Realty Trust, Inc.	500	12,390
Rexford Industrial Realty, Inc.	900	11,880
Terreno Realty Corp.	1,175	20,797

		384,323

Mixed Industrial/Office — 0.4%
Cousins Properties, Inc.	6,461	66,548
Gladstone Commercial Corp.	652	11,717
Investors Real Estate Trust	3,618	31,043
Lexington Realty Trust	6,815	69,581
One Liberty Properties, Inc.	503	10,125
Washington Real Estate Investment Trust	2,806	65,548
Winthrop Realty Trust	777	8,586

		263,148

Office Property — 0.7%
American Assets Trust, Inc.	1,400	44,002
American Realty Capital Properties, Inc.	5,800	74,588
Empire State Realty Trust, Inc.	3,200	48,960
Franklin Street Properties Corp.	3,245	38,778
Government Properties Income Trust	2,244	55,764

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Office Property — (continued)
Highwoods Properties, Inc.	3,460	$125,148
Hudson Pacific Properties, Inc.	1,900	41,553
Parkway Properties, Inc.	2,380	45,910

		474,703

Regional Malls — 0.2%
Glimcher Realty Trust	5,816	54,438
Pennsylvania Real Estate Investment Trust	2,715	51,530
Rouse Properties, Inc.	1,000	22,190

		128,158

Storage & Warehousing — 0.3%
CubeSmart	5,425	86,474
Sovran Self Storage, Inc.	1,282	83,548

		170,022

Strip Centers — 0.5%
Acadia Realty Trust	2,120	52,640
Alexander’s, Inc.	57	18,810
AmREIT, Inc.	700	11,760
Cedar Realty Trust, Inc.	2,826	17,691
Equity One, Inc.	2,454	55,068
Excel Trust, Inc.	1,500	17,085
Inland Real Estate Corp.	2,988	31,434
Kite Realty Group Trust	5,007	32,896
Ramco-Gershenson Properties Trust	2,141	33,699
Retail Opportunity Investments Corp.	2,500	36,800
Saul Centers, Inc.	251	11,980
Urstadt Biddle Properties, Inc., Class A	816	15,055

		334,918

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,984,478)		4,570,589

RIGHTS — 0.0%
Exco Resources, Inc.* (Cost $0)	5,100	816

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill 0.050%, 02/20/14+ (Cost $44,997)	$45	44,998

	Number of Shares	Value†
WARRANTS — 0.0%
Clinical Data, Inc.~	354	0
Magnum Hunter Resources Corp.~	780	0
Tejon Ranch Co.	102	$546

TOTAL WARRANTS (Cost $613)		546

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,051,216)	1,051,216	$1,051,216

TOTAL INVESTMENTS — 100.0% (Cost $44,989,351)		$65,601,136

†	See Security Valuation Note.
~	Fair valued security. The total market value of fair valued securities at December 31, 2013 is $62.
*	Non-income producing security.
+	Collateral pledge for derivatives

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$87,060	$87,060	$—	$—
Aerospace & Defense	985,927	985,927	—	—
Agriculture	210,778	210,778	—	—
Airlines	321,819	321,819	—	—
Apparel	683,155	683,155	—	—
Auto Manufacturers	38,285	38,285	—	—
Auto Parts & Equipment	673,455	673,455	—	—
Banks	4,699,899	4,699,899	—	—
Beverages	108,808	108,808	—	—
Biotechnology	1,561,980	1,561,980	—	—
Building Materials	756,459	756,459	—	—
Chemicals	1,340,637	1,340,637	—	—
Coal	246,800	246,800	—	—
Commercial Services	3,980,529	3,980,529	—	—
Computers	1,180,811	1,180,811	—	—
Cosmetics & Personal Care	72,519	72,519	—	—
Distribution & Wholesale	652,649	652,649	—	—
Diversified Financial Services	1,687,936	1,687,874	62	—
Electric	1,252,595	1,252,595	—	—
Electrical Components & Equipment	1,019,117	1,019,117	—	—
Electronics	1,416,347	1,416,347	—	—
Energy-Alternate Sources	156,313	156,313	—	—
Engineering & Construction	498,835	498,835	—	—
Entertainment	445,484	445,484	—	—
Environmental Control	397,803	397,803	—	—
Food	1,328,098	1,328,098	—	—
Forest Products & Paper	383,783	383,783	—	—
Gas	562,264	562,264	—	—
Hand & Machine Tools	86,248	86,248	—	—
Healthcare Products	2,413,018	2,413,018	—	—

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Small Cap Index Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Healthcare Services	$1,090,747	$1,090,747	$—	$—
Holding Companies	71,454	71,454	—	—
Home Builders	458,217	458,217	—	—
Home Furnishings	387,394	387,394	—	—
Hotels & Resorts	28,002	28,002	—	—
Household Products & Wares	332,683	332,683	—	—
Housewares	26,570	26,570	—	—
Insurance	1,790,865	1,790,865	—	—
Internet	1,773,044	1,773,044	—	—
Investment Companies	663,786	663,786	—	—
Iron & Steel	167,111	167,111	—	—
Leisure Time	406,765	406,765	—	—
Lodging	112,048	112,048	—	—
Machinery —Construction & Mining	68,327	68,327	—	—
Machinery — Diversified	898,106	898,106	—	—
Media	587,529	587,529	—	—
Metal Fabricate/Hardware	569,199	569,199	—	—
Mining	447,258	447,258	—	—
Miscellaneous Manufacturing	1,202,567	1,202,567	—	—
Office Furnishings	271,072	271,072	—	—
Oil & Gas	1,685,729	1,685,729	—	—
Oil & Gas Services	1,065,595	1,065,595	—	—
Packaging and Containers	138,009	138,009	—	—
Pharmaceuticals	2,140,920	2,140,920	—	—
Pipelines	215,544	215,544	—	—
Private Equity	74,287	74,287	—	—
Real Estate	200,718	200,718	—	—
Retail	4,044,778	4,044,778	—	—
Savings & Loans	890,461	890,461	—	—
Semiconductors	1,971,550	1,971,550	—	—
Software	3,287,720	3,287,720	—	—
Storage & Warehousing	94,580	94,580	—	—
Telecommunications	1,999,250	1,999,250	—	—
Textiles	116,164	116,164	—	—
Toys, Games & Hobbies	25,972	25,972	—	—
Transportation	1,085,321	1,085,321	—	—
Trucking and Leasing	141,196	141,196	—	—
Water	153,022	153,022	—	—
REAL ESTATE INVESTMENT TRUSTS	4,570,589	4,570,589	—	—
U.S. TREASURY OBLIGATIONS	44,998	—	44,998	—
RIGHTS	816	—	816	—
WARRANTS	546	546	—	—
SHORT-TERM INVESTMENTS	1,051,216	1,051,216	—	—

TOTAL INVESTMENTS	$65,601,136	$65,555,260	$45,876	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 97.5%
Australia — 7.3%
AGL Energy Ltd.	4,144	$55,613
ALS Ltd.	2,543	20,004
Alumina Ltd.	15,015	14,949
Amcor Ltd.	9,713	91,497
AMP Ltd.	22,891	89,728
APA Group	5,321	28,507
Asciano Ltd.	6,807	35,009
ASX Ltd.	1,401	45,985
Aurizon Holdings Ltd.	15,495	67,517
Australia & New Zealand Banking Group Ltd.	21,504	618,844
Bank of Queensland Ltd.	2,426	26,341
Bendigo & Adelaide Bank Ltd.	3,285	34,465
BHP Billiton Ltd.	24,523	831,848
Boral Ltd.	4,994	21,270
Brambles Ltd.	11,651	95,189
Caltex Australia Ltd.	1,064	19,048
CFS Retail Property Trust	14,452	25,099
Coca-Cola Amatil Ltd.	4,626	49,690
Cochlear Ltd.	371	19,518
Commonwealth Bank of Australia	12,308	855,005
Computershare Ltd.	3,303	33,562
Crown Ltd.	2,801	42,142
CSL Ltd.	3,695	227,517
Dexus Property Group	41,009	36,800
Echo Entertainment Group Ltd.	6,070	13,333
Federation Centres Ltd.	9,200	19,222
Flight Centre Ltd.	439	18,639
Fortescue Metals Group Ltd.	10,928	56,789
Goodman Group	13,631	57,569
GPT Group	14,881	45,176
GPT Group, In Specie*~	16,419	0
Harvey Norman Holdings Ltd.	3,095	8,733
Iluka Resources Ltd.	2,885	22,231
Incitec Pivot Ltd.	12,959	31,010
Insurance Australia Group Ltd.	16,446	85,464
Leighton Holdings Ltd.	960	13,809
Lend Lease Group	4,045	40,235
Macquarie Group Ltd.	2,236	109,749
Metcash Ltd.	5,653	15,950
Mirvac Group	26,294	39,443
National Australia Bank Ltd.	18,350	570,678
Newcrest Mining Ltd.	6,279	43,731
Orica Ltd.	2,716	57,863
Origin Energy Ltd.	8,491	106,673
Orora Ltd.*	9,713	10,060
Qantas Airways Ltd.*	6,627	6,479
QBE Insurance Group Ltd.	9,394	96,544
Ramsay Health Care Ltd.	980	37,854
REA Group Ltd.	400	13,486
Recall Holdings Ltd.*	2,330	8,447
Rio Tinto Ltd.	3,416	207,958
Santos Ltd.	7,404	96,719
Seek Ltd.	2,700	32,329
Sonic Healthcare Ltd.	2,656	39,320
SP AusNet	15,993	17,779

	Number of Shares	Value†

Australia — (continued)
Stockland	16,235	$52,331
Suncorp Group Ltd.	10,290	120,362
Sydney Airport	8,825	29,943
Tabcorp Holdings Ltd.	6,217	20,151
Tatts Group Ltd.	12,276	33,980
Telstra Corp. Ltd.	33,844	158,651
Toll Holdings Ltd.	4,477	22,706
Transurban Group	10,981	67,065
Treasury Wine Estates Ltd.	5,165	22,229
Wesfarmers Ltd.*	7,543	296,615
Westfield Group	16,513	148,771
Westfield Retail Trust	22,788	60,432
Westpac Banking Corp.	24,394	705,279
Woodside Petroleum Ltd.	5,093	176,899
Woolworths Ltd.	9,392	283,869
WorleyParsons Ltd.	1,418	21,018

		7,528,720

Austria — 0.3%
Andritz AG	668	41,896
Erste Group Bank AG	1,965	68,474
Immoeast AG~	2,678	0
IMMOFINANZ AG*	6,387	29,593
OMV AG	1,135	54,322
Raiffeisen Bank International AG	500	17,623
Telekom Austria AG	2,544	19,263
Vienna Insurance Group AG Wiener Versicherung Gruppe	300	14,950
Voestalpine AG	1,009	48,486

		294,607

Belgium — 1.2%
Ageas	1,719	73,192
Anheuser-Busch InBev N.V.	6,123	650,795
Belgacom S.A.	1,133	33,519
Colruyt S.A.	647	36,120
Delhaize Group S.A.	732	43,503
Groupe Bruxelles Lambert S.A.	667	61,231
KBC Groep N.V.	1,898	107,707
Solvay S.A.	480	75,939
Telenet Group Holding N.V.	377	22,496
UCB S.A.	766	57,052
Umicore S.A.	773	36,109

		1,197,663

Bermuda — 0.1%
Seadrill Ltd.	2,776	113,323

China — 0.0%
Yangzijiang Shipbuilding Holdings Ltd.	19,000	17,841

Denmark — 1.1%
A.P. Moller - Maersk A/S, B Shares	10	108,524
A.P. Moller - Maersk A/S, A Shares	5	51,542
Carlsberg A/S, B Shares	775	85,750
Coloplast A/S, B Shares	770	50,976
Danske Bank A/S*	4,831	110,825

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
DSV A/S	1,264	$41,444
Novo Nordisk A/S, B Shares	3,030	555,405
Novozymes A/S, B Shares	1,688	71,252
TDC A/S	6,200	60,139
Tryg A/S	121	11,704
William Demant Holding A/S*	138	13,411

		1,160,972

Finland — 0.9%
Elisa OYJ	1,000	26,496
Fortum OYJ	3,198	73,164
Kone OYJ, B Shares	2,314	104,415
Metso OYJ	1,133	48,350
Neste Oil OYJ	812	16,052
Nokia OYJ*	29,091	232,920
Nokian Renkaat OYJ	765	36,698
Orion OYJ, B Shares	750	21,069
Pohjola Bank PLC, A Shares	1,500	30,169
Sampo OYJ, A Shares	3,107	152,678
Stora Enso OYJ, R Shares	3,659	36,721
UPM-Kymmene OYJ	3,715	62,760
Wartsila OYJ Abp	1,483	72,977

		914,469

France — 9.2%
Accor S.A.	1,114	52,566
Aeroports de Paris	215	24,402
Air Liquide S.A.	2,352	332,626
Alcatel-Lucent*	21,121	94,665
Alstom S.A.	1,487	54,159
Arkema S.A.	505	58,906
AtoS S.A.	511	46,249
AXA S.A.	13,612	378,454
BNP Paribas S.A.	7,541	587,698
Bouygues S.A.	1,281	48,322
Bureau Veritas S.A.	1,772	51,790
Cap Gemini S.A.	1,053	71,171
Carrefour S.A.	4,734	187,628
Casino Guichard Perrachon S.A.	373	42,986
Christian Dior S.A.	408	77,093
Cie Generale de Geophysique - Veritas*	1,240	21,460
CNP Assurances	1,617	33,145
Compagnie de Saint-Gobain	3,044	167,401
Compagnie Generale des Establissements Michelin, B Shares	1,396	148,357
Credit Agricole S.A.*	7,130	91,271
Danone S.A.	4,424	318,426
Dassault Systemes S.A.	484	60,079
Edenred	1,643	54,993
Electricite de France S.A.	1,622	57,313
Essilor International S.A.	1,615	171,698
Eurazeo S.A.	129	10,112
Eutelsat Communications S.A.	1,230	38,352
Fonciere Des Regions	262	22,617
GDF Suez	10,001	235,200
Gecina S.A.	190	25,101

	Number of Shares	Value†

France — (continued)
Groupe Eurotunnel S.A.	3,588	$37,711
ICADE	313	29,138
Iliad S.A.	177	36,257
Imerys S.A.	213	18,522
JCDecaux S.A.	400	16,492
Kering	567	119,851
Klepierre	874	40,502
L’Oreal S.A.	1,835	322,368
Lafarge S.A.	1,428	107,007
Lagardere S.C.A.	672	24,979
Legrand S.A.	2,075	114,355
LVMH Moet Hennessy Louis Vuitton S.A.	1,969	359,182
Natixis	6,160	36,219
Orange S.A.	14,564	180,322
Pernod Ricard S.A.	1,689	192,415
Publicis Groupe S.A.	1,342	122,791
Remy Cointreau S.A.	152	12,753
Renault S.A.	1,493	120,052
Rexel S.A.	1,778	46,658
Safran S.A.	2,007	139,460
Sanofi S.A.	9,105	965,989
Schneider Electric S.A.	3,985	347,571
SCOR SE	1,035	37,825
Societe BIC S.A.	246	30,140
Societe Generale S.A.	5,297	307,662
Sodexo	663	67,166
Suez Environment Co.	2,507	44,922
Technip S.A.	838	80,537
Thales S.A.	773	49,768
Total S.A.	16,346	1,001,358
Unibail-Rodamco SE	753	192,937
Valeo S.A.	573	63,401
Vallourec S.A.	777	42,329
Veolia Environment S.A.	2,819	45,975
Vinci S.A.	3,690	242,244
Vivendi S.A.	9,237	243,410
Wendel S.A.	202	29,443
Zodiac Aerospace	230	40,738

		9,474,689

Germany — 8.5%
Adidas AG	1,595	203,275
Allianz SE	3,471	622,431
Axel Springer AG	327	21,008
BASF SE	7,004	746,650
Bayer AG	6,310	884,997
Bayerische Motoren Werke AG	2,498	292,859
Beiersdorf AG	718	72,738
Brenntag AG	380	70,443
Celesio AG	516	16,327
Commerzbank AG*	7,156	115,280
Continental AG	878	192,534
Daimler AG	7,327	634,019
Deutsche Bank AG	7,735	368,979
Deutsche Boerse AG	1,426	118,098
Deutsche Lufthansa AG*	1,458	30,929

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Post AG	7,036	$256,506
Deutsche Telekom AG	21,723	371,464
Deutsche Wohnen AG	2,258	43,598
E.ON SE	14,054	259,368
Fraport AG Frankfurt Airport Services Worldwide	272	20,352
Fresenius Medical Care AG & Co. KGaA	1,568	111,587
Fresenius SE & Co. KGaA	934	143,396
GEA Group AG	1,255	59,737
Hannover Rueck SE	398	34,155
HeidelbergCement AG	1,060	80,422
Henkel AG & Co. KGaA	941	97,919
Hochtief AG	206	17,588
Hugo Boss AG	248	35,312
Infineon Technologies AG	7,775	83,002
K+S AG	1,330	40,939
Kabel Deutschland Holding AG	172	22,294
LANXESS AG	541	36,078
Linde AG	1,452	303,724
MAN SE	297	36,466
Merck KGaA	467	83,680
Metro AG	808	39,127
Muenchener Ruckversicherungs AG	1,406	309,769
OSRAM Licht AG*	667	37,621
RWE AG	3,801	139,119
SAP AG	7,011	600,984
Siemens AG	6,050	826,392
Sky Deutschland AG*	3,328	36,627
Suedzucker AG	700	18,894
Telefonica Deutschland Holding AG	2,349	19,389
ThyssenKrupp AG*	3,081	74,980
United Internet AG	908	38,623
Volkswagen AG	200	54,175

		8,723,854

Guernsey — 0.1%
Resolution Ltd.	10,186	59,711

Hong Kong — 2.8%
AIA Group Ltd.	91,400	458,515
ASM Pacific Technology Ltd.	1,700	14,228
Bank of East Asia Ltd.	10,645	45,096
BOC Hong Kong Holdings Ltd.	27,000	86,526
Cathay Pacific Airways Ltd.	10,000	21,150
Cheung Kong Holdings Ltd.	11,000	173,633
Cheung Kong Infrastructure Holdings Ltd.	4,000	25,250
CLP Holdings Ltd.	13,000	102,769
First Pacific Co., Ltd.	15,750	17,915
Galaxy Entertainment Group Ltd.*	16,000	143,507
Hang Lung Properties Ltd.	19,000	60,031
Hang Seng Bank Ltd.	5,600	90,778
Henderson Land Development Co., Ltd.	8,250	47,079
HKT Trust & HKT Ltd.	18,000	17,781
Hong Kong & China Gas Co., Ltd.	41,678	95,564
Hong Kong Exchanges & Clearing Ltd.	8,427	140,517
Hopewell Holdings Ltd.	3,500	11,848

	Number of Shares	Value†

Hong Kong — (continued)
Hutchison Whampoa Ltd.	16,000	$217,479
Hysan Development Co., Ltd.	3,140	13,525
Kerry Logistics Network Ltd.*	1,754	2,493
Kerry Properties Ltd.	3,509	12,173
Li & Fung Ltd.	50,000	64,480
MGM China Holdings Ltd.	4,800	20,489
MTR Corp., Ltd.	9,264	35,064
New World Development Co., Ltd.	24,938	31,485
Noble Group Ltd.	38,270	32,449
NWS Holdings Ltd.	11,948	18,212
PCCW Ltd.	32,000	14,320
Power Assets Holdings Ltd.	11,500	91,430
Sands China Ltd.	18,000	147,054
Shangri-La Asia Ltd.	8,666	16,898
Sino Land Co., Ltd.	28,212	38,565
SJM Holdings Ltd.	17,000	57,001
Sun Hung Kai Properties Ltd.	13,027	165,225
Swire Pacific Ltd., A Shares	5,000	58,613
Swire Properties Ltd.	9,336	23,598
The Link REIT	16,676	80,861
Wharf Holdings Ltd.	11,000	84,121
Wheelock & Co., Ltd.	7,000	32,182
Yue Yuen Industrial Holdings Ltd.	7,000	23,381

		2,833,285

Ireland — 0.6%
Anglo Irish Bank Corp. PLC*~	3,146	0
Bank of Ireland*	177,465	61,523
CRH PLC*	5,642	142,040
Experian PLC	7,502	138,392
James Hardie Industries PLC	3,154	36,442
Kerry Group PLC, A Shares	1,174	81,561
Ryanair Holdings PLC ADR*	59	2,769
Shire PLC	4,169	196,893

		659,620

Israel — 0.4%
The Israel Corp., Ltd.*	16	8,419
Bank Hapoalim BM	8,292	46,451
Bank Leumi Le-Israel BM*	8,330	34,021
Bezeq The Israeli Telecommunication Corp., Ltd.*	10,597	17,962
Delek Group Ltd.	36	13,749
Israel Chemicals Ltd.	3,410	28,413
Mizrahi Tefahot Bank Ltd.	783	10,248
NICE Systems Ltd.	400	16,382
Teva Pharmaceutical Industries Ltd.	6,654	266,007

		441,652

Italy — 2.0%
Assicurazioni Generali SpA	8,727	205,299
Atlantia SpA	2,305	51,719
Banca Monte dei Paschi di Siena SpA*	33,709	8,134
Enel Green Power SpA	11,018	27,753
Enel SpA	52,111	227,542
Eni SpA	19,328	465,053

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — (continued)
Exor SpA	848	$33,726
Fiat SpA*	6,118	50,037
Finmeccanica SpA*	2,436	18,448
Intesa Sanpaolo SpA	86,825	214,285
Luxottica Group SpA	1,314	70,409
Mediobanca SpA*	3,061	26,782
Pirelli & C. SpA	1,674	28,971
Prysmian SpA	1,369	35,237
Saipem SpA	2,015	43,133
Snam Rete Gas SpA	17,071	95,489
Telecom Italia SpA	73,498	72,901
Telecom Italia SpA, RSP	55,911	43,766
Terna Rete Elettrica Nasionale SpA	11,628	58,100
UniCredit SpA	33,558	248,373
Unione di Banche Italiane SCPA	6,094	41,381

		2,066,538

Japan — 20.7%
ABC-Mart, Inc.	200	8,727
Acom Co., Ltd.*	3,200	10,848
Advantest Corp.	1,200	14,893
Aeon Co., Ltd.	4,900	66,304
AEON Financial Service Co., Ltd.	700	18,745
Aeon Mall Co., Ltd.	710	19,896
Air Water, Inc.	1,000	13,522
Aisin Seiki Co., Ltd.	1,400	56,766
Ajinomoto Co., Inc.	5,000	72,263
Alfresa Holdings Corp.	400	19,827
Amada Co., Ltd.	3,000	26,408
ANA Holdings, Ltd.	11,000	21,935
Aozora Bank Ltd.	10,000	28,297
Asahi Glass Co., Ltd.	7,000	43,472
Asahi Group Holdings Ltd.	3,200	90,066
Asahi Kasei Corp.	9,000	70,421
Asics Corp.	1,000	17,045
Astellas Pharma, Inc.	3,200	189,308
Benesse Holdings, Inc.	400	16,048
Bridgestone Corp.	5,000	188,966
Brother Industries Ltd.	1,500	20,468
Calbee, Inc.	400	9,705
Canon, Inc.	8,900	281,426
Casio Computer Co., Ltd.	1,500	18,332
Central Japan Railway Co.	1,100	129,313
Chiyoda Corp.	1,000	14,491
Chubu Electric Power Co., Inc.	4,500	58,071
Chugai Pharmaceutical Co., Ltd.	1,800	39,740
Citizen Holdings Co., Ltd.	3,100	26,081
Coca-Cola West Co., Ltd.	700	14,803
Credit Saison Co., Ltd.	1,500	39,398
Dai Nippon Printing Co., Ltd.	5,000	52,986
Daicel Corp.	2,000	16,257
Daido Steel Co., Ltd.	2,000	9,914
Daihatsu Motor Co., Ltd.	1,000	16,921
Daiichi Sankyo Co., Ltd.	5,000	91,302
Daikin Industries Ltd.	1,700	105,735
Dainippon Sumitomo Pharma Co., Ltd.	1,400	21,869

	Number of Shares	Value†

Japan — (continued)
Daito Trust Construction Co., Ltd.	500	$46,672
Daiwa House Industry Co., Ltd.	5,000	96,619
Daiwa Securities Group, Inc.	13,000	129,617
Dena Co., Ltd.	700	14,703
Denso Corp.	3,700	194,996
Dentsu, Inc.	1,800	73,497
Don Quijote Holdings Co., Ltd.	400	24,195
East Japan Railway Co.	2,500	198,936
Eisai Co., Ltd.	1,800	69,651
Electric Power Development Co., Ltd.	1,000	29,105
FamilyMart Co., Ltd.	500	22,814
FANUC Corp.	1,500	274,190
Fast Retailing Co., Ltd.	400	164,847
Fuji Electric Co., Ltd.	4,000	18,688
Fuji Heavy Industries Ltd.	4,500	128,834
FUJIFILM Holdings Corp.	3,400	96,243
Fujitsu Ltd.*	16,000	82,651
Fukuoka Financial Group, Inc.	6,000	26,265
Gree, Inc.	800	7,893
GungHo Online Entertainment, Inc.*	3,000	21,565
Hakuhodo DY Holdings, Inc.	2,500	19,348
Hamamatsu Photonics K.K.	500	19,965
Hankyu Hanshin Holdings, Inc.	10,000	53,936
Hino Motors Ltd.	2,000	31,374
Hirose Electric Co., Ltd.	200	28,449
Hitachi Chemical Co., Ltd.	1,000	15,924
Hitachi Construction Machinery Co., Ltd.	1,000	21,318
Hitachi High-Technologies Corp.	500	12,539
Hitachi Ltd.	38,000	287,228
Hitachi Metals Ltd.	1,000	14,111
Hitamitsu Pharmaceutical Co., Ltd.	400	20,131
Hokkaido Electric Power Co., Inc.*	1,900	21,813
Hokuhoku Financial Group, Inc.	10,000	19,941
Hokuriku Electric Power Co.	1,200	16,261
Honda Motor Co., Ltd.	12,400	509,847
Hoya Corp.	3,100	86,015
Hulic Co., Ltd.	1,600	23,625
Ibiden Co., Ltd.	1,300	24,269
Idemitsu Kosan Co., Ltd.	400	9,089
IHI Corp.	12,000	51,733
Iida Group Holdings CO Ltd.*	1,000	19,960
Inpex Corp.	7,200	92,162
Isetan Mitsukoshi Holdings Ltd.	2,500	35,490
Isuzu Motors Ltd.	9,000	55,892
ITOCHU Corp.	11,200	138,152
Itochu Technology Solutions Corp.	300	12,150
J. Front Retailing Co., Ltd.	4,000	30,235
Japan Exchange Group, Inc.	2,000	56,766
Japan Petroleum Exploration Co.	300	11,352
Japan Prime Realty Investment Corp.	5	16,000
Japan Real Estate Investment Corp.	10	53,556
Japan Retail Fund Investment Corp.	20	40,680
Japan Tobacco, Inc.	8,300	269,547
JFE Holdings, Inc.	3,700	87,906
JGC Corp.	2,000	78,340

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
JSR Corp.	1,100	$21,267
JTEKT Corp.	1,500	25,496
JX Holdings, Inc.	16,290	83,685
Kajima Corp.	7,000	26,256
Kakaku.Com, Inc.	1,100	19,293
Kamigumi Co., Ltd.	2,000	18,308
Kaneka Corp.	2,000	13,104
Kansai Paint Co., Ltd.	2,000	29,532
Kao Corp.	3,900	122,581
Kawasaki Heavy Industries Ltd.	10,000	41,876
KDDI Corp.	4,200	258,038
Keikyu Corp.	4,000	32,931
Keio Corp.	5,000	33,283
Keisei Electric Railway Co., Ltd.	2,000	18,365
Keyence Corp.	341	145,713
Kikkoman Corp.	1,000	18,859
Kinden Corp.	1,000	10,445
Kintetsu Corp.	13,000	45,551
Kirin Holdings Co., Ltd.	7,000	100,570
Kobe Steel Ltd.*	18,000	30,766
Koito Manufacturing Co., Ltd.	1,000	19,058
Komatsu Ltd.	7,000	142,047
Konami Corp.	600	13,839
Konica Minolta, Inc.	3,000	29,883
Kubota Corp.	8,000	132,105
Kuraray Co., Ltd.	2,400	28,556
Kurita Water Industries Ltd.	800	16,576
Kyocera Corp.	2,400	119,647
Kyowa Hakko Kirin Co., Ltd.	2,000	22,011
Kyushu Electric Power Co., Inc.*	2,900	36,956
Lawson, Inc.	600	44,839
LIXIL Group Corp.	2,300	62,966
M3, Inc.	5	12,511
Mabuchi Motor Co., Ltd.	200	11,870
Makita Corp.	800	41,933
Marubeni Corp.	12,000	86,146
Marui Group Co., Ltd.	1,500	15,212
Maruichi Steel Tube Ltd.	300	7,566
Mazda Motor Corp.*	20,000	103,314
McDonald’s Holdings Co. (Japan), Ltd.	700	17,861
Medipal Holdings Corp.	1,500	19,770
MEIJI Holdings Co., Ltd.	500	32,096
Miraca Holdings, Inc.	400	18,840
Mitsubishi Chemical Holdings Corp.	12,000	55,379
Mitsubishi Corp.	10,900	208,767
Mitsubishi Electric Corp.	15,000	188,016
Mitsubishi Estate Co., Ltd.	9,000	268,778
Mitsubishi Gas Chemical Co., Inc.	3,000	22,049
Mitsubishi Heavy Industries Ltd.	22,000	135,998
Mitsubishi Logistics Corp.	1,000	15,772
Mitsubishi Materials Corp.	7,000	25,791
Mitsubishi Motors Corp.*	3,700	39,667
Mitsubishi Tanabe Pharma Corp.	1,900	26,450
Mitsubishi UFJ Financial Group, Inc.	97,100	639,896
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	28,174

	Number of Shares	Value†

Japan — (continued)
Mitsui & Co., Ltd.	13,500	$187,803
Mitsui Chemicals, Inc.	5,000	12,060
Mitsui Fudosan Co., Ltd.	6,000	215,649
Mitsui OSK Lines Ltd.	10,000	45,010
Mizuho Financial Group, Inc.	174,180	377,106
MS&AD Insurance Group Holdings, Inc.	3,790	101,561
Murata Manufacturing Co., Ltd.	1,500	133,036
Nabtesco Corp.	700	16,119
Namco Bandai Holdings, Inc.	1,700	37,677
NEC Corp.	16,000	36,008
Nexon Co. Ltd.	1,100	10,153
NGK Insulators Ltd.	2,000	37,945
NGK Spark Plug Co., Ltd.	1,000	23,644
NHK Spring Co., Ltd.	1,200	13,514
Nidec Corp.	700	68,465
Nikon Corp.	2,900	55,323
Nintendo Co., Ltd.	800	106,429
Nippon Building Fund, Inc.	10	58,114
Nippon Electric Glass Co., Ltd.	2,000	10,483
Nippon Express Co., Ltd.	5,000	24,167
Nippon Meat Packers, Inc.	1,000	17,149
Nippon Paint Co., Ltd.	1,000	16,608
Nippon Prologis REIT, Inc.	2	19,105
Nippon Steel & Sumitomo Metal Corp.	59,170	197,776
Nippon Telegraph & Telephone Corp.	2,800	150,489
Nippon Yusen K.K.	13,000	41,478
Nissan Motor Co., Ltd.	19,400	162,849
Nisshin Seifun Group, Inc.	1,650	17,031
Nissin Foods Holdings Co., Ltd.	500	21,081
Nitori Holdings Co., Ltd.	300	28,402
Nitto Denko Corp.	1,200	50,536
NKSJ Holdings, Inc.	2,825	78,438
NOK Corp.	1,000	16,333
Nomura Holdings, Inc.	27,300	209,721
Nomura Real Estate Holdings, Inc.	1,000	22,486
Nomura Real Estate Office Fund, Inc.	2	9,287
Nomura Research Institute Ltd.	600	18,887
NSK Ltd.	4,000	49,682
NTT Data Corp.	1,000	36,844
NTT DOCOMO, Inc.	11,800	193,286
NTT Urban Development Corp.	1,000	11,480
Obayashi Corp.	6,000	34,128
Odakyu Electric Railway Co., Ltd.	5,000	45,152
Oji Holdings Corp.	6,000	30,709
Olympus Corp.*	2,000	63,242
Omron Corp.	1,600	70,573
Ono Pharmaceutical Co., Ltd.	600	52,474
Oracle Corp. Japan	200	7,302
Oriental Land Co., Ltd.	400	57,620
ORIX Corp.	10,000	175,387
Osaka Gas Co., Ltd.	16,000	62,748
Otsuka Corp.	100	12,734
Otsuka Holdings Co., Ltd.	3,000	86,601
Panasonic Corp.	16,500	191,777
Park24 Co., Ltd.	800	15,064

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Rakuten, Inc.	5,300	$78,712
Resona Holdings, Inc.	13,500	68,711
Ricoh Co., Ltd.	5,000	53,081
Rinnai Corp.	300	23,331
Rohm Co., Ltd.	900	43,757
Sankyo Co., Ltd.	400	18,422
Sanrio Co., Ltd.	300	12,606
Santen Pharmaceutical Co., Ltd.	600	27,946
SBI Holdings, Inc.	1,710	25,818
Secom Co., Ltd.	1,700	102,345
Sega Sammy Holdings, Inc.	1,200	30,504
Sekisui Chemical Co., Ltd.	3,000	36,749
Sekisui House Ltd.	4,000	55,835
Seven & I Holdings Co., Ltd.	5,900	234,185
Seven Bank Ltd.	5,300	20,685
Sharp Corp.*	11,000	34,887
Shikoku Electric Power Co., Inc.*	1,300	19,443
Shimadzu Corp.	1,000	8,689
Shimamura Co., Ltd.	200	18,726
Shimano, Inc.	600	51,448
Shimizu Corp.	5,000	25,211
Shin-Etsu Chemical Co., Ltd.	3,200	186,573
Shinsei Bank Ltd.	14,000	34,166
Shionogi & Co., Ltd.	2,100	45,466
Shiseido Co., Ltd.	2,500	40,143
Showa Denko K.K.	9,000	12,734
Showa Shell Sekiyu K.K.	1,000	10,141
SMC Corp.	400	100,655
SoftBank Corp.	7,300	637,736
Sojitz Corp.	9,400	16,692
Sony Corp.	7,600	131,779
Sony Financial Holdings, Inc.	1,200	21,810
Stanley Electric Co., Ltd.	1,300	29,726
Sumco Corp.*	1,000	8,812
Sumitomo Chemical Co., Ltd.	10,000	39,123
Sumitomo Corp.	8,500	106,623
Sumitomo Electric Industries Ltd.	5,900	98,268
Sumitomo Heavy Industries Ltd.	3,000	13,788
Sumitomo Metal Mining Co., Ltd.	4,000	52,303
Sumitomo Mitsui Financial Group, Inc.	9,700	499,231
Sumitomo Mitsui Trust Holdings, Inc.	25,430	133,779
Sumitomo Realty & Development Co., Ltd.	3,000	148,989
Sumitomo Rubber Industries Ltd.	1,200	17,024
Suntory Beverage & Food Ltd.	1,000	31,858
Suruga Bank Ltd.	1,000	17,909
Suzuken Co., Ltd.	400	12,933
Suzuki Motor Corp.	2,800	75,191
Sysmex Corp.	500	29,484
T&D Holdings, Inc.	4,100	57,192
Taiheiyo Cement Corp.	8,000	30,690
Taisei Corp.	8,000	36,312
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,596
Taiyo Nippon Sanso Corp.	1,000	7,103
Takashimaya Co., Ltd.	2,000	19,884
Takeda Pharmaceutical Co., Ltd.	6,000	274,903

	Number of Shares	Value†

Japan — (continued)
TDK Corp.	900	$43,073
Teijin Ltd.	6,000	13,332
Terumo Corp.	1,100	52,958
The Bank of Kyoto Ltd.	3,000	25,012
The Bank of Yokohama Ltd.	10,000	55,645
The Chiba Bank Ltd.	5,000	33,663
The Chugoku Bank Ltd.	1,000	12,686
The Chugoku Electric Power Co., Inc.	2,100	32,624
The Dai-ichi Life Insurance Co., Ltd.	6,300	105,110
The Gunma Bank Ltd.	3,000	16,722
The Hachijuni Bank Ltd.	4,000	23,284
The Hiroshima Bank Ltd.	4,000	16,523
The Iyo Bank Ltd.	2,000	19,580
The Japan Steel Works Ltd.	2,000	11,167
The Joyo Bank Ltd.	6,000	30,595
The Kansai Electric Power Co., Inc.*	5,900	67,734
The Nishi-Nippon City Bank Ltd.	7,000	18,811
The Shizuoka Bank Ltd.	5,000	53,271
The Yokohama Rubber Co., Ltd.	2,000	19,618
THK Co., Ltd.	1,000	24,917
Tobu Railway Co., Ltd.	9,000	43,586
Toho Co., Ltd.	900	19,767
Toho Gas Co., Ltd.	3,000	14,585
Tohoku Electric Power Co., Inc.*	3,100	34,824
Tokio Marine Holdings, Inc.	5,400	180,239
Tokyo Electric Power Co., Inc.*	12,200	59,894
Tokyo Electron Ltd.	1,200	65,635
Tokyo Gas Co., Ltd.	18,000	88,539
Tokyo Tatemono Co., Ltd.	3,000	33,273
Tokyu Corp.	8,000	51,733
Tokyu Fudosan Holdings Corp.*	4,000	37,603
TonenGeneral Sekiyu K.K.	2,000	18,327
Toppan Printing Co., Ltd.	4,000	31,944
Toray Industries, Inc.	11,000	76,042
Toshiba Corp.	30,000	125,914
TOTO Ltd.	2,000	31,659
Toyo Seikan Group Holdings Ltd.	1,000	21,451
Toyo Suisan Kaisha Ltd.	1,000	30,007
Toyoda Gosei Co., Ltd.	400	9,294
Toyota Boshoku Corp.	900	11,221
Toyota Industries Corp.	1,200	54,069
Toyota Motor Corp.	20,900	1,274,124
Toyota Tsusho Corp.	1,800	44,491
Trend Micro, Inc.*	600	20,967
Tsumura & Co.	600	15,885
Ube Industries Ltd.	7,000	14,956
Unicharm Corp.	1,000	56,975
United Urban Investment Corp.	19	27,297
USS Co., Ltd.	2,200	30,166
West Japan Railway Co.	1,300	56,291
Yahoo! Japan Corp.	10,400	57,772
Yakult Honsha Co., Ltd.	700	35,296
Yamada Denki Co., Ltd.	8,300	27,112
Yamaguchi Financial Group, Inc.	2,000	18,498
Yamaha Corp.	1,600	25,357

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Yamaha Motor Co., Ltd.	2,400	$35,940
Yamato Holdings Co., Ltd.	2,800	56,526
Yamato Kogyo Co., Ltd.	300	9,572
Yamazaki Baking Co., Ltd.	1,000	10,246
Yaskawa Electric Corp.	2,000	31,583
Yokogawa Electric Corp.	2,000	30,671

		21,185,000

Jersey — 0.1%
Randgold Resources Ltd.	735	46,129

Luxembourg — 0.4%
ArcelorMittal	7,474	133,358
Millicom International Cellular S.A.	489	48,696
RTL Group S.A.	294	37,990
SES S.A.	2,171	70,276
Tenaris S.A.	3,422	74,758

		365,078

Macau — 0.1%
Wynn Macau Ltd.	12,400	56,209

Netherlands — 4.9%
Aegon N.V.	13,127	123,920
Akzo Nobel N.V.	1,830	141,838
ASML Holding N.V.	2,696	252,354
CNH Industrial N.V.*	7,320	83,431
Corio N.V.	385	17,253
Delta Lloyd N.V.	1,538	38,170
European Aeronautic Defence & Sapce Co. N.V.	4,553	349,571
Fugro N.V.	528	31,463
Gemalto N.V.	668	73,527
Heineken Holdings N.V.	663	41,943
Heineken N.V.	1,880	126,937
ING Groep N.V.*	28,926	401,916
Koninklijke Ahold N.V.	7,876	141,397
Koninklijke Boskalis Westminster N.V.	475	25,096
Koninklijke DSM N.V.	1,104	86,813
Koninklijke KPN N.V. *	23,141	74,590
Koninklijke Philips NV	7,202	263,994
Koninklijke Vopak N.V.	584	34,161
OCI N.V.*	783	35,261
QIAGEN N.V.*	1,994	46,455
Randstad Holding N.V.	903	58,573
Reed Elsevier N.V.	5,023	106,417
Royal Dutch Shell PLC, A Shares	29,678	1,063,018
Royal Dutch Shell PLC, B Shares	19,061	719,664
TNT Express N.V.	3,439	31,925
Unilever N.V.	12,458	501,730
Wolters Kluwer N.V.	2,184	62,329
Ziggo N.V.	1,033	47,181

		4,980,927

New Zealand — 0.1%
Auckland International Airport Ltd.	6,300	18,289
Contact Energy Ltd.	2,990	12,615

	Number of Shares	Value†

New Zealand — (continued)
Fletcher Building Ltd.	4,795	$33,558
Ryman Healthcare Ltd.	2,831	18,277
Telecom Corp. of New Zealand Ltd.	15,474	29,333

		112,072

Norway — 0.7%
Aker Solutions ASA	1,631	29,150
DNB ASA	7,620	136,312
Gjensidige Forsikring ASA	1,418	27,049
Norsk Hydro ASA	10,203	45,537
Orkla ASA	6,430	50,165
Statoil ASA	8,879	215,194
Telenor ASA	5,454	130,026
Yara International ASA	1,592	68,506

		701,939

Portugal — 0.2%
Banco Espirito Santo S.A.*	19,299	27,585
EDP — Energias de Portugal S.A.	16,826	61,804
Galp Energia SGPS, S.A.	2,276	37,307
Jeronimo Martins SGPS, S.A.	2,107	41,204
Portugal Telecom SGPS, S.A.	4,543	19,750

		187,650

Singapore — 1.4%
Ascendas Real Estate Investment Trust	15,000	26,150
CapitaCommercial Trust	16,000	18,384
CapitaLand Ltd.	18,000	43,219
CapitaMall Trust	21,700	32,758
CapitaMalls Asia Ltd.	7,000	10,872
City Developments Ltd.	3,000	22,822
ComfortDelGro Corp. Ltd.	14,000	22,299
DBS Group Holdings Ltd.	13,038	176,671
Genting Singapore PLC	43,000	50,941
Global Logistic Properties Ltd.	26,000	59,543
Golden Agri-Resources Ltd.	65,000	28,072
Hutchison Port Holdings Trust	35,100	23,692
Jardine Cycle & Carriage Ltd.	1,000	28,488
Keppel Corp. Ltd.	11,600	102,860
Keppel Land Ltd.	5,431	14,374
Olam International Ltd.	10,179	12,381
Oversea-Chinese Banking Corp. Ltd.	19,133	154,647
SembCorp Industries Ltd.	9,000	39,154
SembCorp Marine Ltd.	7,000	24,684
Singapore Airlines Ltd.	4,000	32,996
Singapore Exchange Ltd.	6,000	34,518
Singapore Press Holdings Ltd.	11,000	35,913
Singapore Technologies Engineering Ltd.	12,000	37,656
Singapore Telecommunications Ltd.	60,000	174,016
StarHub, Ltd.	5,000	16,997
United Overseas Bank Ltd.	9,345	157,287
UOL Group Ltd.	4,000	19,620
Wilmar International Ltd.	13,000	35,231

		1,436,245

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — 3.2%
Abertis Infraestructuras S.A.	2,753	$61,165
ACS Actividades de Construccion y Servicios S.A.	923	31,770
Amadeus IT Holding S.A.	2,792	119,473
Banco Bilbao Vizcaya Argentaria S.A.	43,649	537,311
Banco de Sabadell S.A.	25,785	67,256
Banco Popular Espanol S.A.*	9,748	58,804
Banco Santander S.A.	86,207	771,582
Bankia S.A.*	36,141	61,354
CaixaBank	13,139	68,470
Distribuidora Internacional de Alimentacion S.A.	4,084	36,519
Enagas S.A.	1,205	31,488
Ferrovial S.A.	2,766	53,520
Gas Natural SDG S.A.	2,403	61,802
Grifols S.A.	1,001	47,874
Iberdrola S.A.	35,506	226,400
Inditex S.A.	1,675	276,056
Mapfre S.A.	8,177	35,019
Red Electrica Corporacion S.A.	723	48,240
Repsol S.A.	6,567	165,508
Telefonica S.A.	31,064	505,768
Zardoya Otis S.A.	1,485	26,864

		3,292,243

Sweden — 3.1%
Alfa Laval AB	2,688	68,957
Assa Abloy AB, B Shares	2,535	133,926
Atlas Copco AB, A Shares	5,003	138,690
Atlas Copco AB, B Shares	2,902	73,635
Boliden AB	1,883	28,822
Electrolux AB, B Shares	2,141	56,089
Elekta AB, B Shares	3,250	49,696
Getinge AB, B Shares	1,448	49,529
Hennes & Mauritz AB, B Shares	7,439	342,581
Hexagon AB, B Shares	1,706	53,924
Husqvarna AB, B Shares	2,834	17,061
Industrivarden AB, C Shares	1,227	23,331
Investment AB Kinnevik, B Shares	1,832	84,852
Investor AB, B Shares	3,307	113,784
Lundin Petroleum AB*	1,488	29,011
Nordea Bank AB	22,413	301,948
Sandvik AB	8,213	115,817
Scania AB, B Shares	2,293	44,884
Securitas AB, B Shares	1,984	21,084
Skandinaviska Enskilda Banken AB, A Shares	11,173	147,309
Skanska AB, B Shares	2,668	54,506
SKF AB, B Shares	2,791	73,205
Svenska Cellulosa AB SCA, B Shares	4,261	131,172
Svenska Handelsbanken AB, A Shares	3,728	183,158
Swedbank AB, A Shares	6,752	190,009
Swedish Match AB	1,496	48,077
Tele2 AB, B Shares*	2,927	33,153
Telefonaktiebolaget LM Ericsson, B Shares	23,862	291,233

	Number of Shares	Value†

Sweden — (continued)
TeliaSonera AB	17,692	$147,299
Volvo AB, B Shares	11,928	156,614

		3,203,356

Switzerland — 9.2%
ABB Ltd.*	16,684	439,146
Actelion Ltd.*	742	62,676
Adecco S.A.*	978	77,402
Aryzta AG*	570	43,706
Baloise Holding AG	308	39,223
Barry Callebaut AG*	11	13,786
Cie Financiere Richemont SA	3,961	394,302
Coca-Cola HBC AG, CDI*	1,371	40,003
Credit Suisse Group AG*	11,701	357,700
EMS-Chemie Holding AG	65	23,098
Geberit AG*	281	85,209
Givaudan S.A.*	61	87,118
Glencore Xstrata PLC*	80,611	417,418
Holcim Ltd.*	1,722	128,853
Julius Baer Group Ltd.*	1,616	77,607
Kuehne + Nagel International AG	366	48,045
Lindt & Spruengli AG	1	53,921
Lindt & Spruengli AG, Participation Certificates	5	22,538
Lonza Group AG*	320	30,348
Nestle S.A.	24,466	1,790,964
Novartis AG	17,452	1,392,952
Pargesa Holding S.A.	109	8,786
Partners Group Holding AG	138	36,803
Roche Holding AG	5,330	1,488,970
Schindler Holding AG	145	21,391
Schindler Holding AG, Participation Certificates	349	51,369
SGS S.A.	40	92,013
Sika AG	14	49,766
Sonova Holding AG*	330	44,392
STMicroelectronics N.V.	4,919	39,520
Sulzer AG	139	22,423
Swiss Life Holding AG*	213	44,221
Swiss Prime Site AG*	430	33,285
Swiss Re AG*	2,653	244,021
Swisscom AG	169	89,213
Syngenta AG	724	288,285
The Swatch Group AG	233	153,975
The Swatch Group AG, Registered Shares	272	30,614
Transocean Ltd.	2,710	131,968
UBS AG*	27,760	526,539
Wolseley PLC	1,945	110,314
Zurich Insurance Group AG*	1,155	334,698

		9,468,581

United Kingdom — 18.9%
3i Group PLC	8,442	53,835
Aberdeen Asset Management PLC	7,687	63,647
Admiral Group PLC	1,234	26,769
Aggreko PLC	2,267	64,157

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
AMEC PLC	2,494	$44,934
Anglo American PLC	10,508	229,691
Antofagasta PLC	3,403	46,434
ARM Holdings PLC	10,405	189,360
Associated British Foods PLC	2,540	102,840
AstraZeneca PLC	9,524	563,747
Aviva PLC	21,883	162,959
Babcock International Group PLC	3,027	67,920
BAE Systems PLC	25,041	180,381
Barclays PLC	116,949	526,666
BG Group PLC	25,830	554,985
BHP Billiton PLC	16,332	505,473
BP PLC	144,797	1,170,235
British American Tobacco PLC	14,437	774,111
British Land Co. PLC	6,543	68,152
British Sky Broadcasting Group PLC	7,899	110,399
BT Group PLC	59,496	373,796
Bunzl PLC	2,254	54,122
Burberry Group PLC	3,151	79,104
Capita PLC	4,671	80,289
Carnival PLC	1,577	65,312
Centrica PLC	40,557	233,518
Cobham PLC	8,466	38,483
Compass Group PLC	13,821	221,546
Croda International PLC	933	37,961
Diageo PLC	19,128	633,503
Direct Line Insurance Group PLC	6,941	28,689
easyJet PLC	1,334	33,931
Fresnillo PLC	1,200	14,814
G4S PLC	12,521	54,427
GKN PLC	11,997	74,162
GlaxoSmithKline PLC	37,166	991,803
Hammerson PLC	5,215	43,352
Hargreaves Lansdown PLC	1,892	42,422
HSBC Holdings PLC	142,839	1,566,810
ICAP PLC	3,290	24,604
IMI PLC	2,238	56,517
Imperial Tobacco Group PLC	7,351	284,603
Inmarsat PLC	3,494	43,741
InterContinental Hotels Group PLC	1,849	61,635
International Consolidated Airlines Group S.A. (London Main Market Exchange)*	2,764	18,372
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)*	3,469	23,093
Intertek Group PLC	1,257	65,527
Intu Properties PLC	6,425	32,972
Invensys PLC	5,913	49,791
Investec PLC	3,627	26,283
ITV PLC	27,613	88,708
J. Sainsbury PLC	9,762	59,004
Johnson Matthey PLC	1,471	79,898
Kingfisher PLC	17,378	110,706
Land Securities Group PLC	5,937	94,726
Legal & General Group PLC	43,875	161,803
Lloyds Banking Group PLC*	379,016	495,078
London Stock Exchange Group PLC	1,386	39,775

	Number of Shares	Value†

United Kingdom — (continued)
Marks & Spencer Group PLC	11,638	$83,371
Meggitt PLC	5,580	48,742
National Grid PLC	27,680	361,195
New Melrose PLC*	9,971	50,476
Next PLC	1,232	111,188
Old Mutual PLC	35,897	112,408
Pearson PLC	6,056	134,482
Persimmon PLC*	2,549	52,299
Petrofac Ltd.	1,906	38,633
Prudential PLC	19,670	436,474
Reckitt Benckiser Group PLC	4,902	389,072
Reed Elsevier PLC	8,798	130,976
Rexam PLC	5,188	45,576
Rio Tinto PLC	9,819	554,380
Rolls-Royce Holdings PLC, Series C*	14,173	299,241
Royal Bank of Scotland Group PLC*	17,660	98,875
RSA Insurance Group PLC	27,278	41,286
SABMiller PLC	7,290	374,351
Schroders PLC	648	27,878
Segro PLC	4,487	24,817
Serco Group PLC	3,324	27,478
Severn Trent PLC	1,595	45,033
Smith & Nephew PLC	6,571	93,688
Smiths Group PLC	2,809	68,843
SSE PLC	7,612	172,691
Standard Chartered PLC	18,391	414,184
Standard Life PLC	17,226	102,578
Subsea 7 S.A.	1,806	34,570
Tate & Lyle PLC	3,269	43,794
Tesco PLC	61,225	338,984
The Sage Group PLC	8,870	59,297
The Weir Group PLC	1,509	53,275
Travis Perkins PLC	2,061	63,890
TUI Travel PLC	2,394	16,377
Tullow Oil PLC	7,372	104,376
Unilever PLC	9,900	406,899
United Utilities Group PLC	5,902	65,629
Vodafone Group PLC*	367,585	1,442,632
W.M. Morrison Supermarkets PLC	17,966	77,650
Whitbread PLC	1,260	78,265
William Hill PLC	7,259	48,311
WPP PLC	10,309	235,584

		19,401,323

United States — 0.0%
Perrigo Co. PLC	267	40,967

TOTAL COMMON STOCKS (Cost $74,745,460)		99,964,663

PREFERRED STOCKS — 0.7%
Germany — 0.7%
Bayerische Motoren Werke AG	325	27,761
Fuchs Petrolub AG	299	29,221
Henkel AG & Co. KGaA	1,395	161,800
Porsche Automobil Holding SE	1,127	117,305

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — (continued)
Germany — (continued)
ProSiebenSat.1 Media AG	1,411	$69,880
Volkswagen AG	1,117	313,710

		719,677

United Kingdom — 0.0%
Rolls-Royce Holdings PLC, Series C~	1,218,878	2,018

TOTAL PREFERRED STOCKS (Cost $371,923)		721,695

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.02/27/13*	256	0

Spain — 0.0%
Repsol SA12/23/13*	6,567	4,481

TOTAL WARRANTS (Cost $4,402)		4,481

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,839,261)	1,839,261	$1,839,261

TOTAL INVESTMENTS — 100.0% (Cost $76,961,046)		$102,530,100

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2013 is $2,018.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.5%	$467,712
Aerospace & Defense	0.9%	865,591
Agriculture	1.4%	1,439,641
Airlines	0.2%	191,654
Apparel	0.8%	794,392
Auto Manufacturers	3.8%	3,750,653
Auto Parts & Equipment	1.3%	1,322,116
Banks	14.9%	14,885,106
Beverages	2.5%	2,467,666
Biotechnology	0.3%	298,769
Building & Real Estate	0.1%	52,299
Building Materials	1.2%	1,168,343
Chemicals	4.1%	4,069,391
Commercial Services	1.5%	1,487,166
Computers	0.4%	411,961
Cosmetics & Personal Care	0.6%	614,805

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Distribution & Wholesale	0.9%	$881,642
Diversified	— %+	26,150
Diversified Financial Services	1.4%	1,450,064
Diversified Operations	0.2%	190,371
Electric	2.6%	2,577,067
Electrical Components & Equipment	1.1%	1,129,163
Electronics	1.2%	1,225,816
Energy-Alternate Sources	— %+	27,753
Engineering & Construction	1.3%	1,341,205
Entertainment	0.2%	157,833
Environmental Control	— %+	16,576
Food	5.0%	5,032,760
Food Service	0.2%	221,546
Forest Products & Paper	0.3%	261,362
Gas	0.7%	683,733
Hand & Machine Tools	0.4%	374,770
Healthcare Products	0.8%	844,299
Healthcare Services	0.2%	188,761
Holding Companies	0.6%	561,285
Home Builders	0.2%	189,203
Home Furnishings	0.4%	414,532
Hotels & Resorts	0.3%	323,787
Household Products & Wares	0.5%	534,192
Industrial	0.3%	299,241
Insurance	5.4%	5,396,998
Internet	0.3%	317,692
Investment Companies	0.3%	348,355
Iron & Steel	0.7%	663,658
Leisure Time	0.2%	243,577
Lodging	0.4%	409,121
Machinery — Construction & Mining	0.4%	375,690
Machinery — Diversified	1.2%	1,206,164
Media	1.0%	980,915
Metal Fabricate/Hardware	0.4%	381,466
Mining	3.2%	3,181,481
Miscellaneous	0.5%	510,846
Miscellaneous Manufacturing	1.5%	1,481,071
Mixed Industrial/Office	0.4%	418,376
Office & Business Equipment	0.3%	334,507
Oil & Gas	6.5%	6,500,039
Oil & Gas Services	0.3%	260,160
Packaging and Containers	0.2%	158,524
Pharmaceuticals	7.8%	7,827,114
Pipelines	— %+	28,507
Real Estate	1.7%	1,660,220
Real Estate Investment Trusts	0.8%	770,487
Retail	2.9%	2,921,746
Semiconductors	0.7%	696,668
Shipbuilding	— %+	42,525
Software	0.9%	911,579
Storage & Warehousing	— %+	15,772
Strip Centers	0.2%	234,302
Telecommunications	6.2%	6,218,037
Textiles	0.1%	117,930
Toys, Games & Hobbies	0.2%	156,712
Transportation	1.7%	1,698,654
Venture Capital	0.1%	53,835

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Water	0.2%	$201,559

	100.0%	$99,964,663

+	Rounded.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$99,964,663	$99,964,663	$—	$—
PREFERRED STOCKS
Germany	719,677	719,677
United Kingdom	2,018	—	2,018	—
WARRANTS	4,481	—	4,481	—
SHORT-TERM INVESTMENTS	1,839,261	1,839,261	—	—

TOTAL INVESTMENTS	$102,530,100	$102,523,601	$6,499	$—

Fair Value of Level 2 investments at 12/31/12 was $88,524,287 which was a result of valuing foreign securities using third-party vendor modeling tools. An amount of $86,232,682 was transferred from Level 2 into Level 1 at 12/31/2013 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 99.8%
Australia — 2.4%
CSL Ltd.	55,401	$3,411,271
Ramsay Health Care Ltd.	138,821	5,362,201

		8,773,472

Brazil — 0.9%
Cielo S.A.	127,177	3,538,909

Canada — 7.5%
Alimentation Couche Tard, Inc.	50,043	3,763,177
Bank of Nova Scotia	106,650	6,669,578
Enbridge, Inc.	160,008	6,990,794
Goldcorp, Inc.	314,537	6,822,248
Shaw Communications, Inc., Class B	78,013	1,898,457
Silver Wheaton Corp.	90,037	1,818,116

		27,962,370

China — 1.6%
Sands China Ltd.	731,251	5,974,073

Denmark — 3.3%
Novo Nordisk A/S, B Shares	66,447	12,179,857

France — 8.3%
Bureau Veritas S.A.	348,882	10,196,723
Essilor International S.A.	54,009	5,741,939
Hermes International	8,771	3,179,472
L’Oreal S.A.	35,372	6,214,066
Pernod Ricard S.A.	49,945	5,689,841

		31,022,041

Germany — 1.7%
SAP AG	72,411	6,207,084

Hong Kong — 1.9%
Cheung Kong Infrastructure Holdings Ltd.	243,662	1,538,147
L’Occitane International SA	991,995	2,110,818
The Link REIT	735,035	3,564,128

		7,213,093

India — 9.7%
HDFC Bank Ltd.~	1,012,818	11,121,758
HDFC Bank Ltd. ADR	696	23,970
Hindustan Unilever Ltd.	257,303	2,373,777
Housing Development Finance Corp.	1,013,855	13,024,976
ITC Ltd.	1,860,381	9,680,117

		36,224,598

Indonesia — 0.5%
Telekomunikasi Indonesia Persero Tbk PT	9,775,283	1,726,940

Ireland — 3.0%
Covidien PLC	93,500	6,367,350
Paddy Power PLC	56,225	4,795,639

		11,162,989

Italy — 0.8%
Luxottica Group SpA	52,648	2,821,075

Japan — 1.2%
Daito Trust Construction Co., Ltd.	47,700	4,452,483

	Number of Shares	Value†

Mexico — 2.3%
Fresnillo PLC	401,123	$4,951,931
Wal-Mart de Mexico S.A.B de C.V., Series V	1,390,931	3,649,775

		8,601,706

Netherlands — 6.8%
Core Laboratories N.V.	44,548	8,506,440
Unilever N.V.	416,078	16,757,028

		25,263,468

Spain — 1.3%
Grifols S.A.	97,573	4,666,564

Sweden — 0.7%
Elekta AB, B Shares	173,608	2,654,656

Switzerland — 18.1%
DKSH Holding AG*	80,483	6,252,421
Lindt & Spruengli AG, Participation Certificates	1,672	7,536,699
Nestle S.A.	229,232	16,780,281
Novartis AG	32,756	2,614,458
Roche Holding AG	29,541	8,252,471
SGS S.A.	4,484	10,314,633
UBS AG*	820,856	15,569,624

		67,320,587

Thailand — 0.1%
Advanced Info Service PCL	90,400	548,837

United Kingdom — 22.7%
Barratt Developments PLC	510,242	2,948,838
British American Tobacco PLC	398,995	21,394,082
Diageo PLC	344,148	11,397,894
Domino’s Pizza UK & IRL PLC	417,563	3,547,225
HSBC Holdings PLC	769,893	8,445,008
Intertek Group PLC	10,089	525,935
Persimmon PLC*	243,862	5,003,395
Reckitt Benckiser Group PLC	58,135	4,614,179
Rolls-Royce Holdings PLC*	366,070	7,729,007
SABMiller PLC	224,355	11,520,912
Standard Chartered PLC	324,891	7,316,880

		84,443,355

United States — 5.0%
Philip Morris International, Inc.	212,933	18,552,852

TOTAL COMMON STOCKS (Cost $289,778,705)		371,311,009

PREFERRED STOCKS — 0.0%
United Kingdom — 0.0%
Rolls-Royce Holdings PLC, Series C*~ (Cost $51,040)	31,482,020	52,133

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

International Equity Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $748,449)	748,449	$748,449

TOTAL INVESTMENTS — 100.0% (Cost $290,578,194)		$372,111,591

†	See Security Valuation Note.
~	Fair valued security. The total market value of fair valued securities at December 31, 2013 is $11,173,891.
*	Non-income producing security.

ADR — American Depository Receipt.

PCL — Public Company Limited.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Country Weightings as of 12/31/2013†
United Kingdom	23%
Switzerland	18
India	10
France	8
Canada	7
Netherlands	7
United States	5
Other	22

Total	100%

†	% of total investments as of December 31, 2013

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	13.4%	$49,627,051
Apparel	0.9%	3,179,472
Banks	13.2%	49,146,818
Beverages	7.7%	28,608,647
Biotechnology	0.9%	3,411,271
Building & Real Estate	2.1%	7,952,233
Commercial Services	6.6%	24,576,200
Cosmetics & Personal Care	2.2%	8,324,884
Diversified Financial Services	3.5%	13,024,976
Entertainment	1.3%	4,795,639
Food	11.1%	41,074,008
Healthcare Products	4.7%	17,585,020
Healthcare Services	1.4%	5,362,201
Household Products & Wares	1.9%	6,987,956
Industrial	3.9%	14,551,255
Internet	1.7%	6,252,421
Investment Companies	0.4%	1,538,147
Lodging	1.6%	5,974,073
Media	0.5%	1,898,457
Mining	1.8%	6,770,047
Oil & Gas Services	4.2%	15,497,234
Pharmaceuticals	7.5%	27,713,350

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Real Estate	1.2%	$4,452,483
Real Estate Investment Trusts	1.0%	3,564,128
Retail	3.0%	10,960,177
Software	1.7%	6,207,084
Telecommunications	0.6%	2,275,777

	100.0%	$371,311,009

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$8,773,472	$8,773,472	$—	$—
Brazil	3,538,909	3,538,909	—	—
Canada	27,962,370	27,962,370	—	—
China	5,974,073	5,974,073	—	—
Denmark	12,179,857	12,179,857	—	—
France	31,022,041	31,022,041	—	—
Germany	6,207,084	6,207,084	—	—
Hong Kong	7,213,093	7,213,093	—	—
India	36,224,598	25,102,840	11,121,758	—
Indonesia	1,726,940	1,726,940	—	—
Ireland	11,162,989	11,162,989	—	—
Italy	2,821,075	2,821,075	—	—
Japan	4,452,483	4,452,483	—	—
Mexico	8,601,706	8,601,706	—	—
Netherlands	25,263,468	25,263,468	—	—
Spain	4,666,564	4,666,564	—	—
Sweden	2,654,656	2,654,656	—	—
Switzerland	67,320,587	67,320,587	—	—
Thailand	548,837	548,837	—	—
United Kingdom	84,443,355	84,443,355	—	—
United States	18,552,852	18,552,852	—	—
PREFERRED STOCKS	52,133	—	52,133	—
SHORT-TERM INVESTMENTS	748,449	748,449	—	—

TOTAL INVESTMENTS	$372,111,591	$360,937,700	$11,173,891	$—

Fair Value of Level 2 investments at 12/31/12 was $282,816,186 which was a result of valuing foreign securities using third-party vendor modeling tools. An amount of $234,927,196 was transferred from Level 2 into Level 1 at 12/31/2013 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 94.2%
Austria — 1.8%
Erste Group Bank AG	47,853	$1,667,515
Vienna Insurance Group AG Wiener Versicherung Gruppe	24,353	1,213,630

		2,881,145

Brazil — 5.1%
AMBEV S.A. ADR	227,563	1,672,588
BRF - S.A.	132,000	2,755,537
CCR S.A.	130,660	984,138
Petroleo Brasileiro S.A.	64,371	436,279
Petroleo Brasileiro S.A. ADR	40,579	559,179
Petroleo Brasileiro S.A. ADR	28,100	412,789
Raia Drogasil S.A.	59,300	371,497
Ultrapar Participacoes S.A.	42,570	1,009,555

		8,201,562

Chile — 0.6%
S.A.C.I. Falabella	115,985	1,040,322

China — 10.0%
Bank of China Ltd., Class H	6,855,000	3,155,971
Baoxin Auto Group Ltd.	225,500	218,977
China Conch Venture Holdings Ltd.*	70,000	191,829
China Construction Bank Corp., Class H	2,511,930	1,895,051
China Oilfield Services Ltd., Class H	404,000	1,253,008
China Pacific Insurance Group Co. Ltd., Class H	417,000	1,634,809
China Petroleum & Chemical Corp.,Class H	806,000	657,955
NetEase.com, Inc. ADR*	2,900	227,940
Qihoo 360 Technology Co. Ltd. ADR*	13,841	1,135,654
Sihuan Pharmaceutical Holdings Group Ltd.	718,000	655,564
Tencent Holdings Ltd.	57,300	3,654,821
Tsingtao Brewery Co. Ltd., Class H	94,000	794,617
Uni-President China Holdings Ltd.	534,000	544,034

		16,020,230

Colombia — 0.3%
Grupo de Inversiones Suramericana S.A.	28,300	494,150

Cyprus — 0.4%
Eurasia Drilling Co. Ltd. GDR	14,750	663,750

Czech Republic — 0.8%
Komercni Banka, A.S.	5,748	1,279,594

Hong Kong — 3.2%
Beijing Enterprises Holdings Ltd.	68,000	674,361
China Mengniu Dairy Co. Ltd.	237,000	1,124,744
China Mobile Ltd.	185,500	1,923,346
China Overseas Grand Oceans Group Ltd.	221,000	210,617
China Overseas Land & Investment Ltd.	248,000	697,213
Sino Biopharmaceutical Ltd.	736,000	583,728

		5,214,009

Hungary — 1.1%
Richter Gedeon Nyrt	82,695	1,683,528

	Number of Shares	Value†

India — 7.1%
Asian Paints Ltd.	89,591	$709,718
Glenmark Pharmaceuticals Ltd.	120,419	1,039,296
HDFC Bank Ltd.~	106,784	1,172,595
HDFC Bank Ltd. ADR	3,730	128,461
Idea Cellular Ltd.	366,127	987,901
IndusInd Bank Ltd.	93,375	635,080
Infosys Ltd.	18,772	1,057,839
ING Vysya Bank Ltd.~	55,871	556,461
ITC Ltd.	184,973	962,470
ITC Ltd. GDR	47,905	249,202
Oil & Natural Gas Corp. Ltd.	76,421	356,932
Sun Pharmaceutical Industries Ltd.	113,392	1,040,244
Tata Consultancy Services Ltd.	45,739	1,606,133
Zee Entertainment Enterprises Ltd.	212,179	948,811

		11,451,143

Indonesia — 1.6%
Bank Tabungan Negara Persero Tbk PT	6,016,698	430,117
Indosat Tbk PT	745,000	254,047
Kalbe Farma Tbk PT	6,489,500	666,547
Matahari Department Store Tbk PT*	736,000	665,242
Semen Indonesia Persero Tbk PT	420,000	488,332

		2,504,285

Japan — 0.5%
Nexon Co. Ltd.	86,900	802,078

Malaysia — 2.9%
Astro Malaysia Holdings Bhd	880,800	806,717
CIMB Group Holdings Bhd	558,589	1,299,480
Gamuda Bhd	607,900	890,832
IHH Healthcare Bhd*	472,300	556,580
IJM Corp. Bhd	600,400	1,077,806

		4,631,415

Mexico — 5.8%
Alfa S.A.B. de C.V.	706,603	1,981,833
America Movil S.A.B. de C.V., Series L ADR	58,881	1,376,049
Fomento Economico Mexicano S.A.B. de C.V. ADR	14,913	1,459,535
Grupo Financiero Banorte S.A.B. de C.V., Series O	307,806	2,153,805
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR	62,171	848,013
Mexichem S.A.B. de C.V.	174,896	720,132
Wal-Mart de Mexico S.A.B de C.V., Series V	299,412	785,651

		9,325,018

Netherlands — 0.9%
Yandex N.V.*	32,604	1,406,863

Panama — 0.8%
Copa Holdings S.A., Class A	7,785	1,246,456

Peru — 1.1%
Credicorp Ltd.	13,428	1,782,298

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Philippines — 3.7%
BDO Unibank, Inc.	919,660	$1,421,476
Bloomberry Resorts Corp.*	1,415,900	274,678
DMCI Holdings, Inc.	843,130	1,063,827
International Container Terminal Services, Inc.	358,730	824,435
LT Group, Inc.	1,102,900	383,682
Metro Pacific Investments Corp.	10,182,900	991,159
SM Investments Corp.	59,550	953,981

		5,913,238

Poland — 3.2%
Bank Pekao S.A.	32,786	1,948,027
Bank Zachodni WBK S.A.	17,801	2,283,864
Telekomunikacja Polska S.A.	293,657	952,596

		5,184,487

Portugal — 1.1%
Jeronimo Martins SGPS, S.A.	91,301	1,785,450

Qatar — 0.5%
Ooredoo QSC	21,028	792,267

Russia — 2.9%
Lukoil OAO ADR	18,621	1,175,357
Mail.Ru Group Ltd. GDR	22,315	995,249
MegaFon OAO GDR	18,519	624,100
NovaTek OAO GDR	11,900	1,629,110
Sistema JSFC GDR	6,902	221,692

		4,645,508

South Africa — 2.8%
Life Healthcare Group Holdings Ltd.	150,437	600,314
Naspers Ltd., N Shares	21,225	2,217,618
Pick n Pay Stores Ltd.	133,836	663,439
Sasol Ltd.	15,369	753,799
Vodacom Group Ltd.	18,083	229,269

		4,464,439

South Korea — 15.8%
Cheil Worldwide, Inc.*	19,020	495,618
Cosmax, Inc.	8,480	400,155
Coway Co. Ltd.	19,309	1,214,874
GS Retail Co. Ltd.	14,390	381,788
Hana Financial Group, Inc.	23,290	968,808
Hotel Shilla Co. Ltd.	9,401	592,378
Hyundai Department Store Co. Ltd	3,067	467,889
Hyundai Engineering & Construction Co. Ltd.	21,145	1,216,186
Hyundai Glovis Co. Ltd.	4,278	936,389
Hyundai Heavy Industries Co. Ltd.	3,495	851,106
Hyundai Motor Co.	13,035	2,921,095
Hyundai Rotem Co. Ltd.*	460	12,553
Kolao Holdings*~	42,584	545,742
KT Skylife Co. Ltd.	7,880	220,641
LG Household & Health Care Ltd.	1,281	665,171
LG Uplus Corp.*	30,860	314,346
NAVER Corp.	1,434	983,765
NCSoft Corp.	4,554	1,072,316
Orion Corp.	438	393,862

	Number of Shares	Value†

South Korea — (continued)
Paradise Co. Ltd.	19,884	$498,348
Samsung Electronics Co. Ltd.	5,147	6,691,319
Shinhan Financial Group Co. Ltd.	36,738	1,646,570
SK Hynix, Inc.*	23,670	825,372
SK Telecom Co. Ltd.ADR	6,000	147,720
SK Telecom Co. Ltd.	4,399	958,706

		25,422,717

Spain — 1.3%
Cemex Latam Holdings S.A.*	99,528	763,220
Telefonica S.A.	76,897	1,251,996

		2,015,216

Switzerland — 2.0%
Coca-Cola HBC AG*	61,783	1,802,703
The Swatch Group AG	2,227	1,471,685

		3,274,388

Taiwan — 7.0%
Chailease Holding Co. Ltd.	393,500	1,035,127
China Life Insurance Co. Ltd.	482,227	488,642
Cleanaway Co. Ltd.	46,000	300,200
Delta Electronics, Inc.	96,000	547,587
Eclat Textile Co. Ltd.	53,120	598,867
Fubon Financial Holding Co. Ltd.	577,310	844,556
Ginko International Co. Ltd.	23,000	434,479
Hermes Microvision, Inc. GDR*~	14,012	455,101
MediaTek, Inc.	113,000	1,681,531
Siliconware Precision Industries Co.	205,000	244,870
St Shine Optical Co. Ltd.	16,000	456,859
Taiwan Cement Corp.	67,000	103,973
Taiwan Semiconductor Manufacturing Co. Ltd.	896,769	3,174,430
Uni-President Enterprises Corp.	473,531	853,209

		11,219,431

Thailand — 4.3%
Advanced Info Service PCL NVDR	156,000	947,109
Bangkok Bank PCL NVDR	264,100	1,430,609
BTS Rail Mass Transit Growth Infrastructure Fund	2,508,800	656,594
Kasikornbank PCL NVDR	172,700	819,878
Land and Houses PCL NVDR	3,213,500	875,253
Minor International PCL NVDR	778,000	490,097
Robinson Department Store PCL	69,200	101,083
Robinson Department Store PCL NVDR	318,500	465,247
Supalai PCL	33,900	15,062
Supalai PCL NVDR	1,220,800	542,413
Total Access Communication PCL NVDR	204,400	603,372

		6,946,717

Turkey — 1.7%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	60,115	650,383
Pegasus Hava Tasimaciligi A.S.*	27,796	469,518
Turkcell Iletisim Hizmet A.S.*	91,199	481,670
Turkiye Sise Ve Cam Fabrikalari A.S.	483,783	612,327
Ulker Biskuvi Sanayi AS	67,908	480,317

		2,694,215

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — 1.6%
Mondi PLC	80,920	$1,397,702
SABMiller PLC	22,467	1,141,020

		2,538,722

United States — 2.3%
Samsonite International S.A.	619,500	1,885,431
Yum! Brands, Inc.	23,095	1,746,213

		3,631,644

TOTAL COMMON STOCKS (Cost $125,203,207)		151,156,285

PREFERRED STOCKS — 2.8%
Brazil — 1.8%
Banco Bradesco S.A.	143,715	1,772,033
Petroleo Brasileiro S.A.	154,000	1,114,897

		2,886,930

Colombia — 0.4%
Grupo de Inversiones Suramericana S.A.	31,900	578,167

South Korea — 0.6%
Samsung Electronics Co. Ltd.	1,086	1,042,420

TOTAL PREFERRED STOCKS (Cost $4,973,669)		4,507,517

EXCHANGE TRADED FUNDS — 1.5%
Mexico — 1.5%
Cemex S.A.B. de C.V. ADR* (Cost $1,849,103)	200,727	2,374,600

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,453,799)	2,453,799	2,453,799

TOTAL INVESTMENTS — 100.0% (Cost $134,479,778)		$160,492,201

~	Fair valued security. The total market value of fair valued securities at December 31, 2013 is $2,729,899.
†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

PCL — Public Company Limited.

PLC — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$495,618
Agriculture	0.8%	1,211,672
Airlines	1.1%	1,715,974
Apparel	0.4%	598,867
Auto Manufacturers	1.9%	2,933,648
Auto Parts & Equipment	0.4%	545,742
Banks	16.5%	24,908,295
Beverages	5.2%	7,904,528
Building Materials	0.9%	1,355,525
Chemicals	1.6%	2,439,405
Commercial Services	1.3%	2,000,402
Computers	1.8%	2,663,972
Cosmetics & Personal Care	0.7%	1,065,326
Distribution & Wholesale	0.3%	381,788
Diversified Financial Services	2.3%	3,459,934
Electrical Components & Equipment	0.5%	822,265
Engineering & Construction	2.1%	3,170,845
Entertainment	0.3%	498,348
Environmental Control	1.0%	1,515,074
Food	5.3%	7,937,153
Forest Products & Paper	0.9%	1,397,702
Gas	0.4%	674,361
Healthcare Products	0.6%	891,338
Healthcare Services	0.8%	1,156,894
Holding Companies	2.0%	3,059,639
Home Builders	0.6%	875,253
Hotels & Resorts	0.4%	592,378
Household Products & Wares	1.2%	1,885,431
Housewares	0.4%	612,327
Insurance	2.2%	3,337,081
Internet	6.3%	9,476,608
Investment Companies	0.3%	494,150
Media	2.8%	4,193,787
Oil & Gas	4.0%	5,981,400
Oil & Gas Services	1.3%	1,916,758
Pharmaceuticals	3.7%	5,668,907
Real Estate	1.7%	2,500,432
Retail	6.2%	9,441,323
Semiconductors	8.6%	13,072,623
Shipbuilding	0.6%	851,106
Software	0.5%	802,078
Telecommunications	8.0%	12,066,186
Transportation	1.1%	1,592,983
Water	0.7%	991,159

	100.0%	$151,156,285

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Austria	$2,881,145	$2,881,145	$—	$—
Brazil	8,201,562	8,201,562	—	—
Chile	1,040,322	1,040,322	—	—
China	16,020,230	16,020,230	—	—
Colombia	494,150	494,150	—	—
Cyprus	663,750	663,750	—	—
Czech Republic	1,279,594	1,279,594	—	—
Hong Kong	5,214,009	5,214,009	—	—
Hungary	1,683,528	1,683,528	—	—
India	11,451,143	9,722,087	1,729,056	—
Indonesia	2,504,285	2,504,285	—	—
Japan	802,078	802,078	—	—
Malaysia	4,631,415	4,631,415	—	—
Mexico	9,325,018	9,325,018	—	—
Netherlands	1,406,863	1,406,863	—	—
Panama	1,246,456	1,246,456	—	—
Peru	1,782,298	1,782,298	—	—
Philippines	5,913,238	5,913,238	—	—
Poland	5,184,487	5,184,487	—	—
Portugal	1,785,450	1,785,450	—	—
Qatar	792,267	792,267	—	—
Russia	4,645,508	4,645,508	—	—
South Africa	4,464,439	4,464,439	—	—
South Korea	25,422,717	24,876,975	545,742	—
Spain	2,015,216	2,015,216	—	—
Switzerland	3,274,388	3,274,388	—	—
Taiwan	11,219,431	10,764,330	455,101	—
Thailand	6,946,717	6,946,717	—	—
Turkey	2,694,215	2,694,215	—	—
United Kingdom	2,538,722	2,538,722	—	—
United States	3,631,644	3,631,644	—	—
EXCHANGE TRADED FUNDS	2,374,600	2,374,600	—	—
PREFERRED STOCKS	4,507,517	4,507,517	—	—
SHORT-TERM INVESTMENTS	2,453,799	2,453,799	—	—

TOTAL INVESTMENTS	$160,492,201	$157,762,302	$2,729,899	$—

Fair Value of Level 2 investments at 12/31/12 was $109,968,879 which was a result of valuing foreign securities using third-party vendor modeling tools. An amount of $67,749,969 was transferred from Level 2 into Level 1 at 12/31/2013 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 5.9%
Home Builders — 0.7%
Toll Brothers, Inc.*	19,931	$737,447

Lodging — 1.9%
Hilton Worldwide Holdings Inc*	28,284	629,319
Hyatt Hotels Corp., Class A*	10,176	503,305
Orient-Express Hotels Ltd., Class A	61,692	932,166

		2,064,790

Office Property — 0.8%
Empire State Realty Trust Inc	61,498	940,919

Real Estate — 2.5%
Forest City Enterprises, Inc., Class A*	59,834	1,142,829
Healthcare Trust of America, Inc.*	106,866	1,051,562
QTS Realty Trust Inc	25,741	637,862

		2,832,253

TOTAL COMMON STOCKS (Cost $5,429,994)		6,575,409

REAL ESTATE INVESTMENT TRUSTS — 93.1%
Apartments — 14.5%
Apartment Investment & Management Co., Class A	73,491	1,904,152
BRE Properties, Inc.	24,480	1,339,301
Equity Residential	113,612	5,893,054
Essex Property Trust, Inc.	7,409	1,063,266
Home Properties, Inc.	36,981	1,982,921
UDR, Inc.	169,219	3,951,264

		16,133,958

Building & Real Estate — 2.8%
National Retail Properties, Inc.	39,769	1,206,194
Spirit Realty Capital Inc	112,365	1,104,548
WP Carey, Inc.	13,050	800,617

		3,111,359

Diversified — 10.0%
American Assets Trust, Inc.	35,886	1,127,897
Cousins Properties, Inc.	108,824	1,120,887
Digital Realty Trust, Inc.	9,128	448,367
Duke Realty Corp.	55,846	839,924
PS Business Parks, Inc.	9,030	690,073
Retail Properties of America, Inc. Class A	65,813	837,142
Vornado Realty Trust	68,313	6,065,511

		11,129,801

Healthcare — 9.3%
HCP, Inc.	46,073	1,673,371
Health Care REIT, Inc.	51,086	2,736,677
Omega Healthcare Investors, Inc.	34,944	1,041,331
Ventas, Inc.	85,403	4,891,884

		10,343,263

Hotels & Resorts — 6.2%
DiamondRock Hospitality Co.	104,943	1,212,092
Hersha Hospitality Trust	102,527	571,075

	Number of Shares	Value†

Hotels & Resorts — (continued)
Host Hotels & Resorts, Inc.	138,002	$2,682,759
Strategic Hotels & Resorts, Inc.*	162,859	1,539,018
Sunstone Hotel Investors, Inc.	66,963	897,304

		6,902,248

Industrial — 5.6%
First Industrial Realty Trust, Inc.	48,293	842,713
Prologis, Inc.	147,688	5,457,071

		6,299,784

Office Property — 11.6%
Boston Properties, Inc.	42,228	4,238,424
Corporate Office Properties Trust	54,684	1,295,464
Douglas Emmett, Inc.	68,739	1,600,931
Hudson Pacific Properties, Inc.	42,941	939,120
SL Green Realty Corp.	52,094	4,812,444

		12,886,383

Regional Malls — 17.7%
General Growth Properties, Inc.	151,023	3,031,032
Glimcher Realty Trust	137,793	1,289,742
Simon Property Group, Inc.	83,494	12,704,447
Tanger Factory Outlet Centers	34,703	1,111,190
Taubman Centers, Inc.	25,556	1,633,540

		19,769,951

Storage & Warehousing — 6.9%
CubeSmart	99,350	1,583,639
Extra Space Storage, Inc.	29,726	1,252,356
Public Storage	26,208	3,944,828
Sovran Self Storage, Inc.	14,433	940,599

		7,721,422

Strip Centers — 8.5%
DDR Corp.	123,330	1,895,582
Federal Realty Investment Trust	22,006	2,231,628
Ramco-Gershenson Properties Trust	73,051	1,149,823
Regency Centers Corp.	51,867	2,401,442
Weingarten Realty Investors	66,637	1,827,187

		9,505,662

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $102,666,660)		103,803,831

SHORT-TERM INVESTMENTS — 1.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,084,327)	1,084,327	1,084,327

TOTAL INVESTMENTS — 100.0% (Cost $109,180,981)		$111,463,567

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$6,575,409	$6,575,409	$—	$—
REAL ESTATE INVESTMENT TRUSTS	103,803,831	103,803,831	—	—
SHORT-TERM INVESTMENTS	1,084,327	1,084,327	—	—

TOTAL INVESTMENTS	$111,463,567	$111,463,567	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.7%
Penn Series Flexibly Managed Fund*	63,330	$2,262,156
Penn Series Index 500 Fund*	280,565	3,958,773
Penn Series Large Cap Growth Fund*	144,025	1,696,617
Penn Series Large Cap Value Fund*	271,112	5,655,389
Penn Series Large Core Growth Fund	38,007	565,539
Penn Series Large Core Value Fund*	211,337	2,827,695
Penn Series Large Growth Stock Fund*	67,567	1,696,616
Penn Series Mid Cap Growth Fund*	124,843	1,696,617
Penn Series Mid Cap Value Fund*	152,766	2,827,695
Penn Series Mid Core Value Fund*	110,673	1,696,617
Penn Series Real Estate Securities Fund*	163,569	2,262,156
Penn Series Small Cap Growth Fund*	21,406	565,539
Penn Series Small Cap Index Fund*	100,510	1,696,617
Penn Series Small Cap Value Fund*	86,474	2,262,156
Penn Series SMID Cap Growth Fund*	143,976	2,827,695
Penn Series SMID Cap Value Fund*	147,737	2,827,695

TOTAL AFFILIATED EQUITY FUNDS (Cost $22,683,545)		37,325,572

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $2,114,317)	177,424	2,262,156

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.8%
Penn Series Developed International Index Fund*	414,146	5,089,850
Penn Series Emerging Markets Equity Fund*	347,261	3,958,773
Penn Series International Equity Fund*	348,484	7,917,546

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $12,948,138)		16,966,169

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $288,449)	288,449	288,449

TOTAL INVESTMENTS — 100.0% (Cost $38,034,449)		$56,842,346

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$37,325,572	$37,325,572	$—	$—
AFFILIATED FIXED INCOME FUNDS	2,262,156	2,262,156	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	16,966,169	16,966,169	—	—
SHORT-TERM INVESTMENTS	288,449	288,449	—	—

TOTAL INVESTMENTS	$56,842,346	$56,842,346	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.7%
Penn Series Flexibly Managed Fund*	257,804	$9,208,754
Penn Series Index 500 Fund*	978,960	13,813,132
Penn Series Large Cap Growth Fund*	586,296	6,906,566
Penn Series Large Cap Value Fund*	993,274	20,719,698
Penn Series Large Core Growth Fund*	154,717	2,302,189
Penn Series Large Core Value Fund*	688,248	9,208,754
Penn Series Large Growth Stock Fund*	275,052	6,906,566
Penn Series Mid Cap Growth Fund*	338,806	4,604,377
Penn Series Mid Cap Value Fund*	621,877	11,510,943
Penn Series Mid Core Value Fund*	450,526	6,906,566
Penn Series Real Estate Securities Fund*	499,390	6,906,566
Penn Series Small Cap Growth Fund*	87,138	2,302,189
Penn Series Small Cap Index Fund*	409,157	6,906,566
Penn Series Small Cap Value Fund*	264,012	6,906,566
Penn Series SMID Cap Growth Fund*	468,878	9,208,755
Penn Series SMID Cap Value Fund*	360,845	6,906,566

TOTAL AFFILIATED EQUITY FUNDS (Cost $75,633,021)		131,224,753

AFFILIATED FIXED INCOME FUNDS — 18.9%
Penn Series High Yield Bond Fund*	427,122	4,604,377
Penn Series Limited Maturity Bond Fund*	1,002,695	11,510,944
Penn Series Quality Bond Fund*	2,166,766	27,626,264

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $40,132,491)		43,741,585

AFFILIATED INTERNATIONAL EQUITY FUNDS — 23.8%
Penn Series Developed International Index Fund*	1,498,577	18,417,509
Penn Series Emerging Markets Equity Fund*	1,009,732	11,510,943
Penn Series International Equity Fund*	1,114,616	25,324,076

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $40,815,060)		55,252,528

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,328,500)	1,328,500	1,328,500

TOTAL INVESTMENTS — 100.0% (Cost $157,909,072)		$231,547,366

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$131,224,753	$131,224,753	$—	$—
AFFILIATED FIXED INCOME FUNDS	43,741,585	43,741,585	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	55,252,528	55,252,528	—	—
SHORT-TERM INVESTMENTS	1,328,500	1,328,500	—	—

TOTAL INVESTMENTS	$231,547,366	$231,547,366	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 43.9%
Penn Series Flexibly Managed Fund*	589,368	$21,052,208
Penn Series Index 500 Fund*	1,243,339	17,543,507
Penn Series Large Cap Growth Fund*	893,557	10,526,104
Penn Series Large Cap Value Fund*	1,009,214	21,052,208
Penn Series Large Core Value Fund*	786,704	10,526,104
Penn Series Large Growth Stock Fund*	279,466	7,017,402
Penn Series Mid Cap Growth Fund*	258,183	3,508,701
Penn Series Mid Cap Value Fund*	568,671	10,526,104
Penn Series Mid Core Value Fund*	457,756	7,017,403
Penn Series Real Estate Securities Fund*	507,404	7,017,403
Penn Series Small Cap Growth Fund*	132,805	3,508,701
Penn Series Small Cap Index Fund*	415,723	7,017,403
Penn Series Small Cap Value Fund*	268,249	7,017,403
Penn Series SMID Cap Growth Fund*	535,952	10,526,104
Penn Series SMID Cap Value Fund*	549,953	10,526,104

TOTAL AFFILIATED EQUITY FUNDS (Cost $90,547,261)		154,382,859

AFFILIATED FIXED INCOME FUNDS — 35.9%
Penn Series High Yield Bond Fund*	1,301,930	14,034,805
Penn Series Limited Maturity Bond Fund*	3,667,632	42,104,416
Penn Series Quality Bond Fund*	5,503,845	70,174,027

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $115,516,097)		126,313,248

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.9%
Penn Series Developed International Index Fund*	1,712,954	21,052,208
Penn Series Emerging Markets Equity Fund*	923,342	10,526,104
Penn Series International Equity Fund*	1,389,890	31,578,312

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $45,407,667)		63,156,624

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $7,017,460)	7,017,460	7,017,460

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,055,507)	1,055,507	1,055,507

TOTAL INVESTMENTS — 100.0% (Cost $259,543,992)		$351,925,698

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$154,382,859	$154,382,859	$—	$—
AFFILIATED FIXED INCOME FUNDS	126,313,248	126,313,248	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	63,156,624	63,156,624	—	—
AFFILIATED MONEY MARKET FUNDS	7,017,460	7,017,460	—	—
SHORT-TERM INVESTMENTS	1,055,507	1,055,507	—	—

TOTAL INVESTMENTS	$351,925,698	$351,925,698	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.8%
Penn Series Flexibly Managed Fund*	216,886	$7,747,174
Penn Series Index 500 Fund*	235,310	3,320,218
Penn Series Large Cap Growth Fund*	187,901	2,213,479
Penn Series Large Cap Value Fund*	265,278	5,533,696
Penn Series Large Core Value Fund*	165,432	2,213,478
Penn Series Large Growth Stock Fund*	44,076	1,106,739
Penn Series Mid Cap Value Fund*	179,374	3,320,218
Penn Series Mid Core Value Fund*	144,389	2,213,478
Penn Series Real Estate Securities Fund*	160,049	2,213,478
Penn Series Small Cap Index Fund*	131,130	2,213,478
Penn Series SMID Cap Growth Fund*	112,703	2,213,479
Penn Series SMID Cap Value Fund*	115,647	2,213,479

TOTAL AFFILIATED EQUITY FUNDS (Cost $21,900,970)		36,522,394

AFFILIATED FIXED INCOME FUNDS — 52.7%
Penn Series High Yield Bond Fund*	615,996	6,640,435
Penn Series Limited Maturity Bond Fund*	1,928,117	22,134,784
Penn Series Quality Bond Fund*	2,343,683	29,881,959

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $52,495,335)		58,657,178

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	360,208	4,426,957
Penn Series Emerging Markets Equity Fund*	97,082	1,106,739
Penn Series International Equity Fund*	243,561	5,533,696

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,429,045)		11,067,392

AFFILIATED MONEY MARKET FUND — 4.0%
Penn Series Money Market Fund (Cost $4,426,993)	4,426,993	4,426,993

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $639,633)	639,633	639,633

TOTAL INVESTMENTS — 100.0% (Cost $86,891,976)		$111,313,590

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$36,522,394	$36,522,394	$—	$—
AFFILIATED FIXED INCOME FUNDS	58,657,178	58,657,178	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	11,067,392	11,067,392	—	—
AFFILIATED MONEY MARKET FUNDS	4,426,993	4,426,993	—	—
SHORT-TERM INVESTMENTS	639,633	639,633	—	—

TOTAL INVESTMENTS	$111,313,590	$111,313,590	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2013

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.8%
Penn Series Flexibly Managed Fund*	150,976	$5,392,869
Penn Series Index 500 Fund*	95,550	1,348,217
Penn Series Large Cap Growth Fund*	114,450	1,348,217
Penn Series Large Cap Value Fund*	64,632	1,348,217
Penn Series Large Core Value Fund*	50,382	674,109
Penn Series Mid Cap Value Fund*	72,837	1,348,218
Penn Series Mid Core Value Fund*	43,973	674,109

TOTAL AFFILIATED EQUITY FUNDS (Cost $7,949,659)		12,133,956

AFFILIATED FIXED INCOME FUNDS — 67.3%
Penn Series High Yield Bond Fund*	500,266	5,392,869
Penn Series Limited Maturity Bond Fund*	1,468,007	16,852,717
Penn Series Quality Bond Fund*	1,850,494	23,593,803

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $40,450,241)		45,839,389

AFFILIATED INTERNATIONAL EQUITY FUNDS — 4.9%
Penn Series Developed International Index Fund*	164,551	2,022,326
Penn Series International Equity Fund*	59,341	1,348,217

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,057,176)		3,370,543

AFFILIATED MONEY MARKET FUND — 8.9%
Penn Series Money Market Fund (Cost $6,067,029)	6,067,029	6,067,029

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $722,918)	722,918	722,918

TOTAL INVESTMENTS — 100.0% (Cost $57,247,023)		$68,133,835

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$12,133,956	$12,133,956	$—	$—
AFFILIATED FIXED INCOME FUNDS	45,839,389	45,839,389	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,370,543	3,370,543	—	—
AFFILIATED MONEY MARKET FUNDS	6,067,029	6,067,029	—	—
SHORT-TERM INVESTMENTS	722,918	722,918	—	—

TOTAL INVESTMENTS	$68,133,835	$68,133,835	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$124,519,929	$238,386,517	$531,377,502	$185,175,211
Foreign currency, at value	—	—	—	217,272
Cash	—	—	—	14,652
Interest, dividends and reclaims receivable	24,777	892,962	2,856,896	3,172,962
Receivable for investment securities sold	—	—	99,247	351,916
Receivable from The Penn Mutual Life Insurance Co.	1,450	—	—	—
Receivable for capital stock sold	638,336	4,605,400	12,949,145	959,614
Net unrealized appreciation of forward foreign currency contracts	—	—	—	6,085
Other assets	3,806	5,266	10,839	5,090

Total Assets	125,188,298	243,890,145	547,293,629	189,902,802

LIABILITIES
Payable for investment securities purchased	—	—	—	651,125
Payable for capital stock redeemed	275,239	45,567	84,805	153,832
Payable to investment adviser	—	58,897	142,519	79,667
Payable to The Penn Mutual Life Insurance Co.	—	78,043	210,147	70,650
Net unrealized depreciation of forward foreign currency contracts	—	—	—	109,516
Other liabilities	32,043	40,482	97,492	50,077

Total Liabilities	307,282	222,989	534,963	1,114,867

NET ASSETS	$124,881,016	$243,667,156	$546,758,666	$188,787,935

Investments at cost	$124,519,929	$237,539,379	$525,919,013	$177,489,826
Foreign currency at cost	—	—	—	214,993

COMPONENTS OF NET ASSETS:
Paid-in Capital	$124,881,016	$242,820,018	$541,594,427	$183,262,122
Undistributed net investment income (loss)	—	—	—	(246,879)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	—	(294,250)	(1,817,790)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	847,138	5,458,489	7,590,482

NET ASSETS	$124,881,016	$243,667,156	$546,758,666	$188,787,935

Shares outstanding, $0.10 par value, 500 million shares authorized	124,865,090

Shares outstanding, $0.10 par value, 250 million shares authorized			42,898,591	17,512,298

Shares outstanding, $0.0001 par value, 250 million shares authorized		21,216,585

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.48	$12.75	$10.78

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$78,404,331	$—	$—
Investments of unaffiliated issuers at value	2,702,567,727	232,858	265,737,885	55,367,736
Foreign currency, at value	989,522	—	2,522	—
Cash	191,094	—	—	500
Interest, dividends and reclaims receivable	8,669,837	2	79,922	62,070
Receivable for investment securities sold	11,144,194	1,977,604	188,029	1,383,875
Receivable for capital stock sold	203,226	40,364	16,205	9,358
Other assets	68,619	2,098	58,555	1,408

Total Assets	2,723,834,219	80,657,257	266,083,118	56,824,947

LIABILITIES
Call options written, at value	14,741,868	—	—	—
Payable for investment securities purchased	17,794,025	1,930,461	—	—
Payable for capital stock redeemed	3,085,173	50,025	3,445,599	2,004,272
Payable to investment adviser	1,347,462	—	136,569	25,809
Payable to The Penn Mutual Life Insurance Co.	980,978	22,300	97,067	20,557
Other liabilities	380,331	12,438	46,133	12,432

Total Liabilities	38,329,837	2,015,224	3,725,368	2,063,070

NET ASSETS	$2,685,504,382	$78,642,033	$262,357,750	$54,761,877

Investments of affiliated issuers at cost	$—	$51,362,923	$—	$—
Investments of unaffiliated issuers at cost	2,179,251,716	232,858	161,340,694	47,657,228
Foreign currency at cost	991,293	—	2,573	—
Call options written, premiums received	(7,233,242)	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$2,175,607,650	$55,479,612	$158,318,358	$47,135,118
Undistributed net investment income (loss)	(668,781)	—	—	(116)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(5,243,744)	(3,878,987)	(358,130)	(83,559)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	515,809,257	27,041,408	104,397,522	7,710,434

NET ASSETS	$2,685,504,382	$78,642,033	$262,357,750	$54,761,877

Shares outstanding, $0.10 par value, 250 million shares authorized	75,189,222		10,450,081

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,347,327		4,650,331

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$35.72	$14.71	$25.11	$11.78

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$128,680,969	$220,456,598	$187,633,289	$401,056,453
Cash	—	—	—	838
Interest, dividends and reclaims receivable	33,441	332,401	238,477	541,869
Receivable for investment securities sold	—	—	—	5,071,401
Receivable for capital stock sold	3,119	798,464	13,996	18,851
Futures receivable	—	—	—	12,160
Other assets	3,269	7,466	5,097	13,826

Total Assets	128,720,798	221,594,929	187,890,859	406,715,398

LIABILITIES
Payable for capital stock redeemed	826,754	4,012,185	2,059,094	7,929,572
Payable to investment adviser	64,538	109,581	93,585	23,607
Payable to The Penn Mutual Life Insurance Co.	46,808	79,404	70,553	148,015
Other liabilities	26,189	42,708	37,300	76,993

Total Liabilities	964,289	4,243,878	2,260,532	8,178,187

NET ASSETS	$127,756,509	$217,351,051	$185,630,327	$398,537,211

Investments at cost	$85,718,771	$186,581,260	$134,739,771	$255,540,250

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,430,571	$183,972,626	$140,118,113	$272,943,123
Undistributed net investment income (loss)	—	—	7,956	(5,712)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(4,636,260)	(496,912)	(7,389,260)	(19,924,584)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	42,962,198	33,875,337	52,893,518	145,524,384

NET ASSETS	$127,756,509	$217,351,051	$185,630,327	$398,537,211

Shares outstanding, $0.10 par value, 250 million shares authorized		10,421,704

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,586,201		13,871,686	28,240,861

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.88	$20.86	$13.38	$14.11

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$121,061,923	$173,109,781	$72,612,926	$64,862,625
Cash	3,128	—	500	—
Interest, dividends and reclaims receivable	22,190	350,141	164,031	18,953
Receivable for investment securities sold	—	—	312,326	55,090
Receivable for capital stock sold	7,296	564,749	9,358	12,612
Net unrealized appreciation of forward foreign currency contracts	—	—	223	—
Other assets	3,143	4,351	5,122	1,620

Total Assets	121,097,680	174,029,022	73,104,486	64,950,900

LIABILITIES
Payable for investment securities purchased	—	—	238,818	422,653
Payable for capital stock redeemed	394,670	862,116	878,584	825,863
Payable to investment adviser	70,303	78,997	43,546	37,657
Payable to The Penn Mutual Life Insurance Co.	44,123	62,648	26,543	23,207
Net unrealized depreciation of forward foreign currency contracts	—	—	18,631	—
Other liabilities	25,913	31,159	24,150	14,961

Total Liabilities	535,009	1,034,920	1,230,272	1,324,341

NET ASSETS	$120,562,671	$172,994,102	$71,874,214	$63,626,559

Investments at cost	$91,916,752	$136,549,487	$66,377,631	$47,712,467

COMPONENTS OF NET ASSETS:
Paid-in Capital	$91,451,913	$136,375,725	$65,773,674	$46,534,351
Undistributed net investment income (loss)	—	58,083	29,853	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(34,413)	—	(146,182)	(57,950)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	29,145,171	36,560,294	6,216,869	17,150,158

NET ASSETS	$120,562,671	$172,994,102	$71,874,214	$63,626,559

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,869,891	9,345,450	4,689,469	3,240,059

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.59	$18.51	$15.33	$19.64

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$64,671,521	$90,367,675	$240,023,535	$65,601,136
Cash	—	—	3,636	—
Interest, dividends and reclaims receivable	104,146	42,759	447,312	77,716
Receivable for investment securities sold	236,417	181,449	499,467	1,104
Receivable for capital stock sold	9,627	3,945	9,493	9,358
Futures receivable	—	—	—	2,400
Other assets	1,595	2,296	15,811	3,416

Total Assets	65,023,306	90,598,124	240,999,254	65,695,130

LIABILITIES
Payable for investment securities purchased	237,183	—	446,637	—
Payable for capital stock redeemed	1,161,427	942,040	1,477,374	782,005
Payable to investment adviser	42,976	55,522	169,419	5,959
Payable to The Penn Mutual Life Insurance Co.	22,966	32,568	86,615	23,773
Other liabilities	14,990	29,008	47,638	23,170

Total Liabilities	1,479,542	1,059,138	2,227,683	834,907

NET ASSETS	$63,543,764	$89,538,986	$238,771,571	$64,860,223

Investments at cost	$48,027,945	$71,725,047	$177,899,765	$44,989,351

COMPONENTS OF NET ASSETS:
Paid-in Capital	$47,030,877	$71,015,354	$177,334,140	$44,531,056
Undistributed net investment income (loss)	—	2,468	(145,426)	(9,158)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(130,688)	(121,464)	(540,913)	(297,039)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	16,643,575	18,642,628	62,123,770	20,635,364

NET ASSETS	$63,543,764	$89,538,986	$238,771,571	$64,860,223

Shares outstanding, $0.10 par value, 250 million shares authorized		3,389,047	9,128,471

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,320,396			3,843,353

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.14	$26.42	$26.16	$16.88

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$102,530,100	$372,111,591	$160,492,201	$111,463,567
Foreign currency, at value	447,609	—	800,648	—
Cash	—	—	10,285	—
Interest, dividends and reclaims receivable	219,217	611,544	131,565	466,959
Receivable for investment securities sold	—	—	386,459	33,089
Receivable from investment adviser	8,658	—	—	—
Receivable for capital stock sold	366,448	5,986,697	2,611,913	2,464,513
Futures receivable	49,332	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	16,844	—
Other assets	145,185	10,226	4,413	3,132

Total Assets	103,766,549	378,720,058	164,454,328	114,431,260

LIABILITIES
Payable for investment securities purchased	—	—	838,451	—
Payable for capital stock redeemed	429,823	22,066	7,535	4,340
Payable to investment adviser	—	262,901	128,053	66,288
Payable to The Penn Mutual Life Insurance Co.	37,571	139,664	61,131	43,070
Deferred Indian capital gains tax	—	—	93,667	—
Other liabilities	66,416	106,734	146,658	27,368

Total Liabilities	533,810	531,365	1,275,495	141,066

NET ASSETS	$103,232,739	$378,188,693	$163,178,833	$114,290,194

Investments at cost	$76,961,046	$290,578,194	$134,479,778	$109,180,981
Foreign currency at cost	446,655	—	801,790	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$80,323,347	$321,060,729	$146,520,737	$112,237,799
Undistributed net investment income (loss)	(421,083)	(4,404,305)	(542,509)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(2,345,297)	(20,014,517)	(8,736,825)	(230,192)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	25,675,772	81,546,786	25,937,430	2,282,587

NET ASSETS	$103,232,739	$378,188,693	$163,178,833	$114,290,194

Shares outstanding, $0.10 par value, 250 million shares authorized		16,643,924

Shares outstanding, $0.0001 par value, 250 million shares authorized	8,401,948		14,319,866	8,265,293

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.29	$22.72	$11.40	$13.83

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$56,553,897	$230,218,866	$350,870,191	$110,673,957
Investments of unaffiliated issuers at value	288,449	1,328,500	1,055,507	639,633
Interest, dividends and reclaims receivable	8	29	43	4
Receivable for investment securities sold	1,428,141	4,113,949	6,922,644	2,888,879
Receivable for capital stock sold	82,431	64,131	2,351	99,385
Other assets	1,410	5,897	9,264	3,054

Total Assets	58,354,336	235,731,372	358,860,000	114,304,912

LIABILITIES
Payable for investment securities purchased	1,441,595	4,412,437	6,811,145	2,784,500
Payable for capital stock redeemed	—	2	1,678,060	13
Payable to investment adviser	4,269	19,218	29,431	9,378
Payable to The Penn Mutual Life Insurance Co.	20,354	84,123	130,072	42,009
Other liabilities	8,890	30,209	47,051	16,549

Total Liabilities	1,475,108	4,545,989	8,695,759	2,852,449

NET ASSETS	$56,879,228	$231,185,383	$350,164,241	$111,452,463

Investments of affiliated issuers at cost	$37,746,000	$156,580,572	$258,488,485	$86,252,343
Investments of unaffiliated issuers at cost	288,449	1,328,500	1,055,507	639,633

COMPONENTS OF NET ASSETS:
Paid-in Capital	$38,491,575	$159,696,815	$259,478,806	$87,817,206
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(420,245)	(2,149,728)	(1,696,271)	(786,356)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	18,807,898	73,638,296	92,381,706	24,421,613

NET ASSETS	$56,879,228	$231,185,383	$350,164,241	$111,452,463

Shares outstanding, $0.0001 par value, 250 million shares authorized	4,017,045	15,624,573	25,610,311	8,588,095

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$14.16	$14.80	$13.67	$12.98

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2013

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$67,410,917
Investments of unaffiliated issuers at value	722,918
Interest, dividends and reclaims receivable	1
Receivable for investment securities sold	991,934
Receivable for capital stock sold	52,584
Other assets	1,928

Total Assets	69,180,282

LIABILITIES
Payable for investment securities purchased	950,848
Payable to investment adviser	6,547
Payable to The Penn Mutual Life Insurance Co.	26,319
Other liabilities	11,688

Total Liabilities	995,402

NET ASSETS	$68,184,880

Investments of affiliated issuers at cost	$56,524,105
Investments of unaffiliated issuers at cost	722,918

COMPONENTS OF NET ASSETS:
Paid-in Capital	$57,755,332
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(457,264)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	10,886,812

NET ASSETS	$68,184,880

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,560,398

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.26

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2013

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

INVESTMENT INCOME:
Dividends	$1,829	$1,135	$6,049	$95,507
Interest	220,257	2,296,629	13,517,549	12,542,570

Total Investment Income	222,086	2,297,764	13,523,598	12,638,077

EXPENSES
Investment advisory fees	247,479	587,683	1,689,978	931,570
Administration fees	197,479	293,842	819,989	279,471
Accounting fees	85,826	117,947	243,998	113,157
Director fees and expenses	6,132	8,915	25,351	8,583
Custodian fees and expenses	31,024	20,589	58,293	49,943
Pricing fees	10,060	12,869	23,220	68,309
Professional fees	17,701	27,686	78,895	31,494
Printing fees	11,265	17,518	49,502	17,547
Other expenses	26,052	28,047	78,665	25,666

Total Expenses	633,018	1,115,096	3,067,891	1,525,740
Less: Waivers and reimbursement from advisor	247,479	—	—	—
Less: Waivers and reimbursement from administrator	176,604	—	—	—

Net Expenses	208,935	1,115,096	3,067,891	1,525,740

Net investment income (loss)	13,151	1,182,668	10,455,707	11,112,337

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	—	167,105	162,217	4,828,712
Net realized foreign currency exchange gain (loss)	—	—	—	(720,976)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(1,512,020)	(26,300,466)	(1,253,621)

Net Gain (Loss) on Investment Securities and Foreign Currency	—	(1,344,915)	(26,138,249)	2,854,115

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,151	$(162,247)	$(15,682,542)	$13,966,452

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

INVESTMENT INCOME:
Dividends	$27,008,531	$26	$1,672,915	$552,546
Interest	17,517,164	—	—	274
Foreign tax withheld	(28,598)	—	(15,841)	(10,417)

Total Investment Income	44,497,097	26	1,657,074	542,403

EXPENSES
Investment advisory fees	14,262,311	—	1,481,227	229,649
Administration fees	3,565,578	114,896	357,807	62,631
Accounting fees	615,410	12,001	139,269	32,398
Director fees and expenses	107,585	3,539	10,788	1,914
Custodian fees and expenses	280,607	7,647	53,634	19,939
Pricing fees	42,295	3,346	21,007	13,051
Professional fees	338,030	10,664	33,533	4,588
Printing fees	214,681	6,983	21,593	2,894
Other expenses	261,917	10,869	30,128	7,739

Total Expenses	19,688,414	169,945	2,148,986	374,803
Less: Waivers and reimbursement from administrator	—	20,510	—	—

Net Expenses	19,688,414	149,435	2,148,986	374,803

Net investment income (loss)	24,808,683	(149,409)	(491,912)	167,600

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	176,932,010	2,571,982	34,772,193	5,420,481
Net realized gain (loss) on options	1,661,726	—	—	—
Net realized foreign currency exchange gain (loss)	167,635	—	(6,530)	(1,828)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	274,455,490	9,322,862	44,513,129	4,250,969
Change in net unrealized appreciation (depreciation) of written options	(7,499,889)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	445,716,972	11,894,844	79,278,792	9,669,622

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$470,525,655	$11,745,435	$78,786,880	$9,837,222

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2013

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$952,187	$3,942,992	$3,849,725	$7,501,769
Interest	—	23	—	238
Foreign tax withheld	(18,118)	(26,369)	(40,595)	(1,396)

Total Investment Income	934,069	3,916,646	3,809,130	7,500,611

EXPENSES
Investment advisory fees	697,369	1,154,828	1,080,795	254,872
Administration fees	174,342	288,707	270,199	546,155
Accounting fees	78,114	116,236	110,066	189,231
Director fees and expenses	5,275	8,768	8,267	16,518
Custodian fees and expenses	22,475	39,413	23,725	49,366
Pricing fees	4,496	7,635	4,610	11,738
Professional fees	15,818	25,503	25,467	71,913
Printing fees	10,271	16,737	16,447	33,073
Other expenses	15,912	24,676	22,766	68,919

Total Expenses	1,024,072	1,682,503	1,562,342	1,241,785

Net investment income (loss)	(90,003)	2,234,143	2,246,788	6,258,827

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	17,891,956	32,258,514	24,854,649	380,831
Net realized gain (loss) on futures contracts	—	—	—	2,032,773
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,480,922	20,425,657	19,094,604	91,056,416
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	15,134

Net Gain (Loss) on Investment Securities and Foreign Currency	37,372,878	52,684,171	43,949,253	93,485,154

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$37,282,875	$54,918,314	$46,196,041	$99,743,981

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

INVESTMENT INCOME:
Dividends	$550,081	$3,044,802	$1,347,950	$232,190
Interest	—	—	9	—
Foreign tax withheld	(1,104)	(2,565)	(3,599)	—

Total Investment Income	548,977	3,042,237	1,344,360	232,190

EXPENSES
Investment advisory fees	778,485	825,236	473,719	395,634
Administration fees	166,818	225,064	98,692	79,127
Accounting fees	75,606	95,021	46,056	36,926
Director fees and expenses	5,110	6,794	3,011	2,386
Custodian fees and expenses	18,577	16,900	46,855	24,336
Pricing fees	5,763	5,510	13,380	4,823
Professional fees	14,966	21,985	8,593	7,516
Printing fees	9,739	13,688	5,661	4,671
Recaptured administration fees	6,750	—	—	—
Other expenses	16,169	18,179	11,437	8,902

Total Expenses	1,097,983	1,228,377	707,404	564,321
Less: Waivers and reimbursement from advisor	—	—	—	10,433

Net Expenses	1,097,983	1,228,377	707,404	553,888

Net investment income (loss)	(549,006)	1,813,860	636,956	(321,698)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	15,386,864	14,415,162	16,721,213	6,092,451
Net realized foreign currency exchange gain (loss)	—	—	53,040	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	19,609,170	29,010,915	(921,401)	12,737,247

Net Gain (Loss) on Investment Securities and Foreign Currency	34,996,034	43,426,077	15,852,852	18,829,698

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,447,028	$45,239,937	$16,489,808	$18,508,000

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2013

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$851,124	$473,315	$3,338,425	$693,895
Interest	—	1	1	107
Foreign tax withheld	—	(3,596)	(4,281)	(604)

Total Investment Income	851,124	469,720	3,334,145	693,398

EXPENSES
Investment advisory fees	521,020	610,087	1,776,997	164,698
Administration fees	82,266	122,697	313,588	82,349
Accounting fees	38,391	57,259	124,529	38,429
Director fees and expenses	2,479	3,780	9,517	2,472
Custodian fees and expenses	15,574	46,555	58,318	38,577
Pricing fees	4,902	6,363	8,260	29,047
Professional fees	7,926	10,946	28,970	7,928
Printing fees	5,015	6,948	18,544	4,981
Recaptured advisory fees	—	—	8,830	—
Other expenses	9,545	12,864	25,849	18,907

Total Expenses	687,118	877,499	2,373,402	387,388
Less: Waivers and reimbursement from advisor	61,894	—	—	85,442

Net Expenses	625,224	877,499	2,373,402	301,946

Net investment income (loss)	225,900	(407,779)	960,743	391,452

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	5,808,126	13,175,499	32,584,526	2,344,619
Net realized gain (loss) on futures contracts	—	—	—	413,036
Net realized foreign currency exchange gain (loss)	—	(342)	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,071,821	13,509,581	34,551,777	14,259,731
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(17,667)

Net Gain (Loss) on Investment Securities and Foreign Currency	16,879,947	26,684,738	67,136,303	16,999,719

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,105,847	$26,276,959	$68,097,046	$17,391,171

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

INVESTMENT INCOME:
Dividends	$3,280,708	$8,710,064	$3,411,810	$2,614,258
Interest	3,551	—	—	—
Foreign tax withheld	(239,994)	(402,935)	(384,536)	—

Total Investment Income	3,044,265	8,307,129	3,027,274	2,614,258

EXPENSES
Investment advisory fees	295,549	3,125,051	1,853,404	781,795
Administration fees	147,775	551,480	235,602	167,528
Accounting fees	78,632	240,592	114,241	75,840
Director fees and expenses	4,564	17,062	7,219	5,111
Custodian fees and expenses	101,178	218,579	494,850	31,903
Pricing fees	192,664	29,627	49,152	5,332
Professional fees	15,043	54,332	72,601	16,475
Printing fees	9,634	33,680	14,569	10,671
Other expenses	65,684	47,106	21,469	16,243

Total Expenses	910,723	4,317,509	2,863,107	1,110,898
Less: Waivers and reimbursement from advisor	329,477	—	224,362	—

Net Expenses	581,246	4,317,509	2,638,745	1,110,898

Net investment income (loss)	2,463,019	3,989,620	388,529	1,503,360

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(1,802,237)	22,058,244	222,312	6,127,089
Net realized gain (loss) on futures contracts	305,533	—	—	—
Net realized foreign currency exchange gain (loss)	(9,919)	(491,798)	(115,528)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	17,652,308	(4,396,386)	(2,318,916)	(4,923,112)
Change in net unrealized appreciation (depreciation) of futures contracts	54,290	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	16,199,975	17,170,060	(2,212,132)	1,203,977

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,662,994	$21,159,680	$(1,823,603)	$2,707,337

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2013

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$25	$119	$770	$480
Interest	—	4	—	—

Total Investment Income	25	123	770	480

EXPENSES
Investment advisory fees	49,147	205,833	326,238	107,556
Administration fees	73,720	308,749	489,357	161,333
Accounting fees	12,001	20,583	32,624	12,001
Director fees and expenses	2,223	9,355	14,924	4,935
Custodian fees and expenses	4,911	20,575	32,619	10,744
Pricing fees	3,634	3,655	3,669	3,610
Professional fees	7,136	29,699	46,852	14,789
Printing fees	4,550	18,819	30,033	9,775
Recaptured advisory fees	—	—	—	1,818
Other expenses	7,224	24,858	39,034	14,901

Total Expenses	164,546	642,126	1,015,350	341,462
Less: Waivers and reimbursement from advisor	2,362	—	—	—

Net Expenses	162,184	642,126	1,015,350	341,462

Net investment income (loss)	(162,159)	(642,003)	(1,014,580)	(340,982)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	700,038	3,319,129	6,848,949	2,737,934
Change in net unrealized appreciation (depreciation) of investments and foreign currency	9,317,125	33,132,324	36,953,271	7,065,143

Net Gain (Loss) on Investment Securities and Foreign Currency	10,017,163	36,451,453	43,802,220	9,803,077

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,855,004	$35,809,450	$42,787,640	$9,462,095

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$688

Total Investment Income	688

EXPENSES
Investment advisory fees	70,653
Administration fees	105,979
Accounting fees	12,001
Director fees and expenses	3,291
Custodian fees and expenses	7,052
Pricing fees	3,498
Professional fees	9,975
Printing fees	6,469
Recaptured advisory fees	3,097
Other expenses	11,170

Total Expenses	233,185
Less: Waivers and reimbursement from advisor	31

Net Expenses	233,154

Net investment income (loss)	(232,466)

NET REALIZED GAINS (LOSSES) ON INVESTMENT TRANSACTIONS
Net realized gains (losses) on investment transactions	1,818,220
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,470,305

Net Gain (Loss) on Investment Securities and Foreign Currency	3,288,525

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,056,059

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,151	$14,219	$1,182,668	$1,514,652
Net realized gains (loss) from investment transactions	—	—	167,105	448,630
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(1,512,020)	(793,227)

Net Increase (Decrease) in Net Assets Resulting from Operations	13,151	14,219	(162,247)	1,170,055

Distributions from:
Net investment income	(13,151)	(14,219)	—	—

Total Distributions	(13,151)	(14,219)	—	—

Capital Share Transactions (1):
Shares issued	134,904,829	67,395,153	93,163,341	59,463,883
Shares issued in lieu of cash distributions	13,153	14,221	—	—
Shares redeemed	(151,761,830)	(79,897,815)	(51,719,394)	(32,538,080)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,843,848)	(12,488,441)	41,443,947	26,925,803

Total Increase (Decrease)	(16,843,848)	(12,488,441)	41,281,700	28,095,858

Net Assets:
Beginning of period	141,724,864	154,213,305	202,385,456	174,289,598

End of Period	$124,881,016	$141,724,864	$243,667,156	$202,385,456

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	134,904,829	67,395,153	8,107,656	5,185,945
Shares issued in lieu of cash distributions	13,153	14,220	—	—
Shares redeemed	(151,761,830)	(79,897,815)	(4,503,971)	(2,837,332)

	(16,843,848)	(12,488,442)	3,603,685	2,348,613

	Quality Bond Fund		High Yield Bond Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,455,707	$10,780,160	$11,112,337	$10,524,826
Net realized gains (loss) from investment transactions	162,217	7,891,403	4,828,712	1,979,645
Net realized foreign currency exchange gain (loss)	—	—	(720,976)	(59,891)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(26,300,466)	(2,249,948)	(1,253,621)	9,169,277

Net Increase (Decrease) in Net Assets Resulting from Operations	(15,682,542)	16,421,615	13,966,452	21,613,857

Capital Share Transactions (1):
Shares issued	138,595,418	127,855,036	27,295,243	38,921,761
Shares redeemed	(144,553,737)	(53,483,062)	(32,193,986)	(22,105,695)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,958,319)	74,371,974	(4,898,743)	16,816,066

Total Increase (Decrease)	(21,640,861)	90,793,589	9,067,709	38,429,923

Net Assets:
Beginning of period	568,399,527	477,605,938	179,720,226	141,290,303

End of Period	$546,758,666	$568,399,527	$188,787,935	$179,720,226

Undistributed net investment income (loss)	$—	$—	$(246,879)	$(178,614)

(1) Shares Issued and Redeemed:
Shares issued	10,832,965	9,864,734	2,636,071	4,130,067
Shares redeemed	(11,195,971)	(4,120,860)	(3,106,563)	(2,341,547)

	(363,006)	5,743,874	(470,492)	1,788,520

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$24,808,683	$29,514,838	$(149,409)	$(136,275)
Net realized gains (loss) from investment transactions	176,932,010	119,656,433	2,571,982	489,045
Net realized gains (loss) on options	1,661,726	3,124,180	—	—
Net realized foreign currency exchange gain (loss)	167,635	176,998	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	274,455,490	99,438,455	9,322,862	6,556,094
Net change in unrealized appreciation (depreciation) of written options	(7,499,889)	(2,635,101)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	470,525,655	249,275,803	11,745,435	6,908,864

Capital Share Transactions (1):
Shares issued	289,558,729	186,656,248	7,405,477	7,830,866
Shares redeemed	(84,991,839)	(80,774,683)	(12,109,877)	(8,480,465)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	204,566,890	105,881,565	(4,704,400)	(649,599)

Total Increase (Decrease)	675,092,545	355,157,368	7,041,035	6,259,265

Net Assets:
Beginning of period	2,010,411,837	1,655,254,469	71,600,999	65,341,734

End of Period	$2,685,504,382	$2,010,411,837	$78,642,033	$71,600,999

Undistributed net investment income (loss)	$(668,781)	$15,607	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	8,961,273	6,711,343	549,274	640,305
Shares redeemed	(2,586,030)	(2,900,659)	(885,032)	(689,427)

	6,375,243	3,810,684	(335,758)	(49,122)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(491,912)	$59,893	$167,600	$20,386
Net realized gains (loss) from investment transactions	34,772,193	9,896,129	5,420,481	2,817,106
Net realized foreign currency exchange gain (loss)	(6,530)	224	(1,828)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	44,513,129	23,402,286	4,250,969	1,054,632

Net Increase (Decrease) in Net Assets Resulting from Operations	78,786,880	33,358,532	9,837,222	3,892,124

Capital Share Transactions (1):
Shares issued	24,914,584	27,175,685	25,458,062	5,177,817
Shares redeemed	(52,342,379)	(26,227,584)	(10,284,187)	(16,784,503)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(27,427,795)	948,101	15,173,875	(11,606,686)

Total Increase (Decrease)	51,359,085	34,306,633	25,011,097	(7,714,562)

Net Assets:
Beginning of period	210,998,665	176,692,032	29,750,780	37,465,342

End of Period	$262,357,750	$210,998,665	$54,761,877	$29,750,780

Undistributed net investment income (loss)	$—	$(922)	$(116)	$—

(1) Shares Issued and Redeemed:
Shares issued	1,205,104	1,555,229	2,504,914	543,518
Shares redeemed	(2,445,057)	(1,487,354)	(962,621)	(1,751,342)

	(1,239,953)	67,875	1,542,293	(1,207,824)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(90,003)	$181,137	$2,234,143	$2,226,798
Net realized gains (loss) from investment transactions	17,891,956	10,011,947	32,258,514	4,136,843
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,480,922	5,944,921	20,425,657	14,216,737

Net Increase (Decrease) in Net Assets Resulting from Operations	37,282,875	16,138,005	54,918,314	20,580,378

Capital Share Transactions (1):
Shares issued	5,819,055	5,520,091	23,655,160	14,197,878
Shares redeemed	(21,397,991)	(16,002,619)	(28,177,632)	(33,879,116)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,578,936)	(10,482,528)	(4,522,472)	(19,681,238)

Total Increase (Decrease)	21,703,939	5,655,477	50,395,842	899,140

Net Assets:
Beginning of period	106,052,570	100,397,093	166,955,209	166,056,069

End of Period	$127,756,509	$106,052,570	$217,351,051	$166,955,209

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	466,936	521,680	1,291,817	951,186
Shares redeemed	(1,706,084)	(1,506,615)	(1,531,580)	(2,294,165)

	(1,239,148)	(984,935)	(239,763)	(1,342,979)

	Large Core Value Fund		Index 500 Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,246,788	$2,524,594	$6,258,827	$5,654,080
Net realized gains (loss) from investment transactions	24,854,649	6,610,428	380,831	1,507,044
Net realized gains (loss) on futures contracts	—	—	2,032,773	803,450
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,094,604	12,915,375	91,071,550	33,752,398

Net Increase (Decrease) in Net Assets Resulting from Operations	46,196,041	22,050,397	99,743,981	41,716,972

Capital Share Transactions (1):
Shares issued	16,345,085	11,302,178	46,832,775	45,964,219
Shares redeemed	(35,500,124)	(17,909,949)	(60,185,970)	(42,543,806)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,155,039)	(6,607,771)	(13,353,195)	3,420,413

Total Increase (Decrease)	27,041,002	15,442,626	86,390,786	45,137,385

Net Assets:
Beginning of period	158,589,325	143,146,699	312,146,425	267,009,040

End of Period	$185,630,327	$158,589,325	$398,537,211	$312,146,425

Undistributed net investment income (loss)	$7,956	$—	$(5,712)	$—

(1) Shares Issued and Redeemed:
Shares issued	1,389,827	1,147,547	3,809,166	4,463,705
Shares redeemed	(2,898,829)	(1,821,615)	(4,753,423)	(4,137,233)

	(1,509,002)	(674,068)	(944,257)	326,472

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(549,006)	$(129,521)	$1,813,860	$1,599,526
Net realized gains (loss) from investment transactions	15,386,864	5,565,293	14,415,162	6,991,823
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	19,609,170	704,370	29,010,915	6,227,947

Net Increase (Decrease) in Net Assets Resulting from Operations	34,447,028	6,140,142	45,239,937	14,819,296

Capital Share Transactions (1):
Shares issued	8,640,070	13,356,693	21,501,173	24,175,248
Shares redeemed	(23,816,956)	(17,287,396)	(18,397,799)	(11,391,712)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,176,886)	(3,930,703)	3,103,374	12,783,536

Total Increase (Decrease)	19,270,142	2,209,439	48,343,311	27,602,832

Net Assets:
Beginning of period	101,292,529	99,083,090	124,650,791	97,047,959

End of Period	$120,562,671	$101,292,529	$172,994,102	$124,650,791

Undistributed net investment income (loss)	$—	$—	$58,083	$12,311

(1) Shares Issued and Redeemed:
Shares issued	741,536	1,328,357	1,295,099	1,835,763
Shares redeemed	(2,059,325)	(1,709,936)	(1,124,416)	(885,614)

	(1,317,789)	(381,579)	170,683	950,149

	Mid Core Value Fund		SMID Cap Growth Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$636,956	$422,678	$(321,698)	$(157,280)
Net realized gains (loss) from investment transactions	16,721,213	6,803,793	6,092,451	145,328
Net realized foreign currency exchange gain (loss)	53,040	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(921,401)	1,133,647	12,737,247	4,412,550

Net Increase (Decrease) in Net Assets Resulting from Operations	16,489,808	8,360,118	18,508,000	4,400,598

Capital Share Transactions (1):
Shares issued	8,636,615	10,151,047	17,648,122	14,560,438
Shares redeemed	(10,419,914)	(21,522,865)	(13,107,181)	(5,379,677)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,783,299)	(11,371,818)	4,540,941	9,180,761

Total Increase (Decrease)	14,706,509	(3,011,700)	23,048,941	13,581,359

Net Assets:
Beginning of period	57,167,705	60,179,405	40,577,618	26,996,259

End of Period	$71,874,214	$57,167,705	$63,626,559	$40,577,618

Undistributed net investment income (loss)	$29,853	$19,150	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	629,211	918,859	1,051,349	1,085,665
Shares redeemed	(755,332)	(1,908,604)	(762,625)	(399,868)

	(126,121)	(989,745)	288,724	685,797

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$225,900	$194,601	$(407,779)	$(745,209)
Net realized gains (loss) from investment transactions	5,808,126	2,545,081	13,175,499	(1,390,305)
Net realized foreign currency exchange gain (loss)	—	—	(342)	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	11,071,821	3,830,008	13,509,581	6,708,897

Net Increase (Decrease) in Net Assets Resulting from Operations	17,105,847	6,569,690	26,276,959	4,573,383

Capital Share Transactions (1):
Shares issued	15,808,245	11,793,130	5,896,128	8,278,394
Shares redeemed	(12,945,588)	(7,736,293)	(20,353,790)	(13,578,802)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,862,657	4,056,837	(14,457,662)	(5,300,408)

Total Increase (Decrease)	19,968,504	10,626,527	11,819,297	(727,025)

Net Assets:
Beginning of period	43,575,260	32,948,733	77,719,689	78,446,714

End of Period	$63,543,764	$43,575,260	$89,538,986	$77,719,689

Undistributed net investment income (loss)	$—	$—	$2,468	$—

(1) Shares Issued and Redeemed:
Shares issued	948,116	913,084	263,234	426,080
Shares redeemed	(769,055)	(598,636)	(921,368)	(697,871)

	179,061	314,448	(658,134)	(271,791)

	Small Cap Value Fund		Small Cap Index Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$960,743	$2,296,543	$391,452	$497,350
Net realized gains (loss) from investment transactions	32,584,526	14,150,682	2,344,619	1,353,181
Net realized gains (loss) on futures contracts	—	—	413,036	133,346
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	34,551,777	8,592,880	14,242,064	2,946,293

Net Increase (Decrease) in Net Assets Resulting from Operations	68,097,046	25,040,105	17,391,171	4,930,170

Capital Share Transactions (1):
Shares issued	21,056,548	11,629,172	14,878,307	12,599,427
Shares redeemed	(26,222,612)	(20,193,553)	(9,852,742)	(4,287,926)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,166,064)	(8,564,381)	5,025,565	8,311,501

Total Increase (Decrease)	62,930,982	16,475,724	22,416,736	13,241,671

Net Assets:
Beginning of period	175,840,589	159,364,865	42,443,487	29,201,816

End of Period	$238,771,571	$175,840,589	$64,860,223	$42,443,487

Undistributed net investment income (loss)	$(145,426)	$—	$(9,158)	$2,242

(1) Shares Issued and Redeemed:
Shares issued	945,046	655,178	1,032,176	1,085,853
Shares redeemed	(1,157,062)	(1,145,507)	(661,220)	(372,713)

	(212,016)	(490,329)	370,956	713,140

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,463,019	$2,009,071	$3,989,620	$4,371,238
Net realized gains (loss) from investment transactions	(1,802,237)	(638,972)	22,058,244	34,808,106
Net realized gains (loss) on futures contracts	305,533	513,145	—	—
Net realized foreign currency exchange gain (loss)	(9,919)	946	(491,798)	(575,643)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	17,706,598	11,055,255	(4,396,386)	25,410,066

Net Increase (Decrease) in Net Assets Resulting from Operations	18,662,994	12,939,445	21,159,680	64,013,767

Capital Share Transactions (1):
Shares issued	20,155,439	24,926,970	44,671,355	25,174,799
Shares redeemed	(25,371,940)	(9,937,853)	(36,241,221)	(50,510,062)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,216,501)	14,989,117	8,430,134	(25,335,263)

Total Increase (Decrease)	13,446,493	27,928,562	29,589,814	38,678,504

Net Assets:
Beginning of period	89,786,246	61,857,684	348,598,879	309,920,375

End of Period	$103,232,739	$89,786,246	$378,188,693	$348,598,879

Undistributed net investment income (loss)	$(421,083)	$(183,917)	$(4,399,305)	$(6,285,250)

(1) Shares Issued and Redeemed:
Shares issued	1,821,911	2,681,964	2,004,226	1,285,142
Shares redeemed	(2,264,532)	(1,041,566)	(1,620,348)	(2,525,017)

	(442,621)	1,640,398	383,878	(1,239,875)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$388,529	$428,550	$1,503,360	$1,123,977
Net realized gains (loss) from investment transactions	222,312	1,700,979	6,127,089	8,371,943
Net realized foreign currency exchange gain (loss)	(115,528)	(159,316)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(2,318,916)	22,522,186	(4,923,112)	3,041,493

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,823,603)	24,492,399	2,707,337	12,537,413

Capital Share Transactions (1):
Shares issued	27,080,779	23,131,801	24,229,101	18,676,255
Shares redeemed	(14,936,714)	(15,831,334)	(10,792,716)	(9,413,269)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,144,065	7,300,467	13,436,385	9,262,986

Total Increase (Decrease)	10,320,462	31,792,866	16,143,722	21,800,399

Net Assets:
Beginning of period	152,858,371	121,065,505	98,146,472	76,346,073

End of Period	$163,178,833	$152,858,371	$114,290,194	$98,146,472

Undistributed net investment income (loss)	$(542,509)	$(350,189)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	2,380,504	2,180,214	1,704,606	1,446,966
Shares redeemed	(1,314,133)	(1,484,006)	(756,923)	(735,480)

	1,066,371	696,208	947,683	711,486

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(162,159)	$(114,722)	$(642,003)	$(493,987)
Net realized gains (loss) from investment transactions	700,038	322,644	3,319,129	1,335,273
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	9,317,125	4,678,194	33,132,324	18,283,036

Net Increase (Decrease) in Net Assets Resulting from Operations	9,855,004	4,886,116	35,809,450	19,124,322

Capital Share Transactions (1):
Shares issued	14,707,924	11,208,887	39,529,743	41,901,069
Shares redeemed	(8,917,612)	(3,043,549)	(23,382,869)	(16,764,032)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,790,312	8,165,338	16,146,874	25,137,037

Total Increase (Decrease)	15,645,316	13,051,454	51,956,324	44,261,359

Net Assets:
Beginning of period	41,233,912	28,182,458	179,229,059	134,967,700

End of Period	$56,879,228	$41,233,912	$231,185,383	$179,229,059

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,145,505	1,024,830	2,906,051	3,509,638
Shares redeemed	(696,475)	(272,698)	(1,713,234)	(1,431,661)

	449,030	752,132	1,192,817	2,077,977

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/13	For the year ended 12/31/12	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,014,580)	$(812,609)	$(340,982)	$(313,208)
Net realized gains (loss) from investment transactions	6,848,949	3,023,537	2,737,934	1,729,941
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	36,953,271	23,843,407	7,065,143	5,978,406

Net Increase (Decrease) in Net Assets Resulting from Operations	42,787,640	26,054,335	9,462,095	7,395,139

Capital Share Transactions (1):
Shares issued	44,282,431	51,969,701	24,189,911	20,379,256
Shares redeemed	(27,856,519)	(11,328,986)	(18,227,457)	(21,423,672)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,425,912	40,640,715	5,962,454	(1,044,416)

Total Increase (Decrease)	59,213,552	66,695,050	15,424,549	6,350,723

Net Assets:
Beginning of period	290,950,689	224,255,639	96,027,914	89,677,191

End of Period	$350,164,241	$290,950,689	$111,452,463	$96,027,914

Undistributed net investment income (loss)	$—	$—	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	3,469,988	4,517,924	1,960,311	1,771,883
Shares redeemed	(2,154,312)	(985,360)	(1,462,960)	(1,864,666)

	1,315,676	3,532,564	497,351	(92,783)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	For the year ended 12/31/13	For the year ended 12/31/12
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(232,466)	$(222,597)
Net realized gains (loss) from investment transactions	1,818,220	1,072,025
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,470,305	2,850,210

Net Increase (Decrease) in Net Assets Resulting from Operations	3,056,059	3,699,638

Capital Share Transactions (1):
Shares issued	20,212,093	24,661,261
Shares redeemed	(25,687,459)	(20,852,243)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,475,366)	3,809,018

Total Increase (Decrease)	(2,419,307)	7,508,656

Net Assets:
Beginning of period	70,604,187	63,095,531

End of Period	$68,184,880	$70,604,187

Undistributed net investment income (loss)	$—	$—

(1) Shares Issued and Redeemed:
Shares issued	1,681,772	2,146,560
Shares redeemed	(2,134,595)	(1,801,609)

	(452,823)	344,951

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from investment operations	—		—		—		—		—

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total distributions	—		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1]	0.01%		0.01%		0.01%		0.01%		0.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$124,881		$141,725		$154,213		$139,988		$168,500

Ratio of net expenses to average net assets	0.16%		0.22%		0.22%		0.33%		0.43%

Ratio of total expenses to average net assets	0.48%		0.49%		0.49%		0.47%		0.48%

Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.01%		0.01%		0.47%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.49		$11.42		$11.17		$10.76		$10.57

Income from investment operations:
Net investment income (loss)	0.05		0.09		0.13		0.17		0.23
Net realized and unrealized gain (loss) on investment transactions	(0.06)		(0.02)		0.12		0.24		(0.04)

Total from investment operations	(0.01)		0.07		0.25		0.41		0.19

Net asset value, end of period	$11.48		$11.49		$11.42		$11.17		$10.76

Total return [1]	(0.09%	)	0.61%		2.24%		3.71%		1.89%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$243,667		$202,385		$174,290		$152,447		$111,501

Ratio of total expenses to average net assets	0.57%		0.57%		0.58%		0.58%		0.60%

Ratio of net investment income (loss) to average net assets	0.60%		0.81%		1.14%		1.56%		2.20%

Portfolio turnover rate	50%		31%		50%		38%		64%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.14	$12.73	$11.56	$10.90	$10.36

Income from investment operations:
Net investment income (loss)	0.25	0.27	0.32	0.28	0.36
Net realized and unrealized gain (loss) on investment transactions	(0.64)	0.14	0.85	0.38	0.26

Total from investment operations	(0.39)	0.41	1.17	0.66	0.62

Less distributions:
Net investment income	—	—	—	—	— (a)
Net realized gains	—	—	—	—	(0.08)

Total distributions	—	—	—	—	(0.08)

Net asset value, end of period	$12.75	$13.14	$12.73	$11.56	$10.90

Total return [1]	(2.97% )	3.22%	10.12%	6.06%	6.02%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$546,759	$568,400	$477,606	$418,957	$327,724

Ratio of total expenses to average net assets	0.56%	0.56%	0.57%	0.58%	0.61%

Ratio of net investment income (loss) to average net assets	1.91%	2.06%	2.62%	2.48%	3.38%

Portfolio turnover rate	47%	32%	44%	69%	87%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.99	$8.72	$8.46	$7.41	$5.05

Income (loss) from investment operations:
Net investment income (loss)	0.62	0.61	0.62	0.61	0.56
Net realized and unrealized gain (loss) on investment transactions	0.17	0.66	(0.36)	0.44	1.80

Total from investment operations	0.79	1.27	0.26	1.05	2.36

Net asset value, end of period	$10.78	$9.99	$8.72	$8.46	$7.41

Total return [1]	7.91%	14.56%	3.07%	14.17%	46.44%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$188,788	$179,720	$141,290	$131,682	$103,574

Ratio of total expenses to average net assets	0.82%	0.82%	0.83%	0.85%	0.87%

Ratio of net investment income (loss) to average net assets	5.96%	6.52%	7.16%	7.73%	8.97%

Portfolio turnover rate	68%	69%	58%	61%	59%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$29.22	$25.46	$24.71	$21.69	$16.33

Income (loss) from investment operations:
Net investment income (loss)	0.34	0.44	0.40	0.35	0.41
Net realized and unrealized gain (loss) on investment transactions	6.16	3.32	0.35	2.67	4.95

Total from investment operations	6.50	3.76	0.75	3.02	5.36

Less distributions:
Net investment income	—	—	—	—	—	(a)
Net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of period	$35.72	$29.22	$25.46	$24.71	$21.69

Total return [1]	22.25%	14.77%	3.04%	13.92%	32.92%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$2,685,504	$2,010,412	$1,655,254	$1,583,104	$1,286,902

Ratio of total expenses to average net assets	0.83%	0.84%	0.84%	0.85%	0.85%

Ratio of net investment income (loss) to average net assets	1.04%	1.59%	1.60%	1.55%	2.22%

Portfolio turnover rate	63%	65%	83%	67%	89%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$12.60		$11.40		$10.80		$9.67		$8.19

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.02)		(0.02)		(0.02)		(0.01)
Capital gain distributions received from affiliated funds	—		—		—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	2.14		1.22		0.62		1.15		1.46

Total from investment operations	2.11		1.20		0.60		1.13		1.48

Net asset value, end of period	$14.71		$12.60		$11.40		$10.80		$9.67

Total return [1]	16.75%		10.53%		5.56%		11.69%		18.07%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$78,642		$71,601		$65,342		$64,311		$60,114

Ratio of net expenses to average net assets [2]	0.20%		0.19%		0.18%		0.18%		0.17%

Ratio of total expenses to average net assets [2]	0.22%		0.23%		0.24%		0.24%		0.24%

Ratio of net investment income (loss) to average net assets	(0.20%	)	(0.19%	)	(0.18%	)	(0.18%	)	(0.17%	)

Portfolio turnover rate	16%		15%		17%		18%		19%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012	2011	2010		2009
Net asset value, beginning of period	$18.05		$15.20	$15.44	$13.22		$9.25

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		0.01	(0.03)	(0.02)		—	(a)
Net realized and unrealized gain (loss) on investment transactions	7.10		2.84	(0.21)	2.24		3.97

Total from investment operations	7.06		2.85	(0.24)	2.22		3.97

Less distributions:
Net investment income	—		—	—	—		—	(a)

Total distributions	—		—	—	—		—

Net asset value, end of period	$25.11		$18.05	$15.20	$15.44		$13.22

Total return [1]	39.11%		18.75%	(1.55% )	16.79%		42.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$262,358		$210,999	$176,692	$174,372		$143,167

Ratio of total expenses to average net assets	0.90%		0.91%	0.93%	0.94%		0.97%

Ratio of net investment income (loss) to average net assets	(0.21%	)	0.03%	(0.19% )	(0.18%	)	0.02%

Portfolio turnover rate	36%		35%	33%	43%		58%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2013		2012	2011	2010		2009
Net asset value, beginning of period	$9.57		$8.68	$9.31	$8.28		$6.02

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.01	(0.02)	(0.01)		0.02
Net realized and unrealized gain (loss) on investment transactions	2.17		0.88	(0.61)	1.04		2.24

Total from investment operations	2.21		0.89	(0.63)	1.03		2.26

Net asset value, end of period	$11.78		$9.57	$8.68	$9.31		$8.28

Total return [1]	23.09%		10.25%	(6.77% )	12.44%		37.54%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$54,762		$29,751	$37,465	$33,542		$27,870

Ratio of net expenses to average net assets	0.90%		0.90%	0.96%	1.00%		1.00%

Ratio of total expenses to average net assets	0.90%		0.90%	0.96%	1.00%		1.12%

Ratio of net investment income (loss) to average net assets	0.40%		0.06%	(0.25% )	(0.10%	)	0.22%

Portfolio turnover rate	107%		97%	153%	176%		121%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012	2011	2010		2009
Net asset value, beginning of period	$10.79		$9.29	$9.78	$8.34		$6.14

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	(0.01)	—		0.03
Net realized and unrealized gain (loss) on investment transactions	4.10		1.48	(0.48)	1.44		2.17

Total from investment operations	4.09		1.50	(0.49)	1.44		2.20

Less distributions:
Net investment income	—		—	—	—		—	(a)

Total distributions	—		—	—	—		—

Net asset value, end of period	$14.88		$10.79	$9.29	$9.78		$8.34

Total return [1]	37.91%		16.15%	(5.01% )	17.27%		35.89%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$127,757		$106,053	$100,397	$123,153		$126,510

Ratio of net expenses to average net assets	0.88%		0.89%	0.90%	0.71%		0.64%

Ratio of total expenses to average net assets	0.88%		0.89%	0.90%	0.85%		0.86%

Ratio of net investment income (loss) to average net assets	(0.08%	)	0.17%	(0.11% )	(0.01%	)	0.50%

Portfolio turnover rate	109%		105%	115%	115%		155%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.66	$13.83	$14.47	$12.60	$9.43

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.20	0.18	0.11	0.16
Net realized and unrealized gain (loss) on investment transactions	4.99	1.63	(0.82)	1.76	3.01

Total from investment operations	5.20	1.83	(0.64)	1.87	3.17

Net asset value, end of period	$20.86	$15.66	$13.83	$14.47	$12.60

Total return [1]	33.21%	13.23%	(4.42% )	14.84%	33.62%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$217,351	$166,955	$166,056	$167,918	$143,038

Ratio of total expenses to average net assets	0.87%	0.88%	0.89%	0.89%	0.90%

Ratio of net investment income (loss) to average net assets	1.16%	1.32%	1.24%	0.86%	1.53%

Portfolio turnover rate	186%	90%	87%	112%	120%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.31	$8.92	$9.31	$8.43	$7.22

Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.14	0.12	0.14
Net realized and unrealized gain (loss) on investment transactions	2.92	1.23	(0.53)	0.76	1.07

Total from investment operations	3.07	1.39	(0.39)	0.88	1.21

Net asset value, end of period	$13.38	$10.31	$8.92	$9.31	$8.43

Total return [1,2]	29.78%	15.58%	(4.19% )	10.44%	16.76%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$185,630	$158,589	$143,147	$158.985	$149,973

Ratio of net expenses to average net assets	0.87%	0.88%	0.89%	0.61%	0.54%

Ratio of total expenses to average net assets	0.87%	0.88%	0.89%	0.75%	0.75%

Ratio of net investment income (loss) to average net assets	1.25%	1.64%	1.52%	1.46%	1.94%

Portfolio turnover rate	59%	38%	51%	35%	62%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]

The Fund’s total return calculation includes a reimbursement by the sub-adviser. Excluding the effect of this reimbursement from the Fund’s ending net asset value per share, total return for the year ended December 31, 2013 would have been 29.58%.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.70	$9.25	$9.09	$7.92	$6.28

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.20	0.16	0.14	0.13
Net realized and unrealized gain (loss) on investment transactions	3.20	1.25	—	1.03	1.51

Total from investment operations	3.41	1.45	0.16	1.17	1.64

Net asset value, end of period	$14.11	$10.70	$9.25	$9.09	$7.92

Total return [1]	31.87%	15.68%	1.76%	14.77%	26.11%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$398,537	$312,146	$267,009	$263,724	$249,284

Ratio of net expenses to average net assets	0.34%	0.34%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.34%	0.34%	0.36%	0.36%	0.37%

Ratio of net investment income (loss) to average net assets	1.72%	1.93%	1.71%	1.68%	1.97%

Portfolio turnover rate	8%	4%	4%	5%	6%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$9.94		$9.37		$10.16	$8.01		$5.42

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.01)		(0.04)	(0.01)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	3.71		0.58		(0.75)	2.16		2.60

Total from investment operations	3.65		0.57		(0.79)	2.15		2.59

Net asset value, end of period	$13.59		$9.94		$9.37	$10.16		$8.01

Total return [1]	36.72%		6.08%		(7.78% )	26.84%		47.79%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$120,563		$101,293		$99,083	$107,064		$82,895

Ratio of net expenses to average net assets	0.99%		1.00%		1.00%	1.00%		1.00%

Ratio of total expenses to average net assets	0.99%		1.00%		1.00%	1.00%		1.01%

Ratio of net investment income (loss) to average net assets	(0.49%	)	(0.12%	)	(0.42% )	(0.14%	)	(0.22%	)

Portfolio turnover rate	80%		129%		110%	106%		102%

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$13.59		$11.80		$12.59	$10.01		$6.81

Income (loss) from investment operations:
Net investment income (loss)	0.19		0.19		0.09	0.08		0.05
Net realized and unrealized gain (loss) on investment transactions	4.73		1.60		(0.88)	2.50		3.15

Total from investment operations	4.92		1.79		(0.79)	2.58		3.20

Net asset value, end of period	$18.51		$13.59		$11.80	$12.59		$10.01

Total return [1]	36.20%		15.17%		(6.27% )	25.77%		46.99%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$172,994		$124,651		$97,048	$119,231		$92,662

Ratio of total expenses to average net assets	0.82%		0.84%		0.84%	0.84%		0.85%

Ratio of net investment income (loss) to average net assets	1.21%		1.49%		0.70%	0.71%		0.69%

Portfolio turnover rate	43%		43%		106%	37%		43%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.87	$10.37	$10.75	$8.57	$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.08	0.03	0.05	0.03
Net realized and unrealized gain (loss) on investment transactions	3.32	1.42	(0.41)	2.13	1.74

Total from investment operations	3.46	1.50	(0.38)	2.18	1.77

Net asset value, end of period	$15.33	$11.87	$10.37	$10.75	$8.57

Total return [1]	29.15%	14.46%	(3.53% )	25.44%	26.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$71,874	$57,168	$60,179	$52,723	$40,508

Ratio of total expenses to average net assets	1.08%	1.08%	1.08%	1.11%	1.20%

Ratio of net investment income (loss) to average net assets	0.97%	0.68%	0.29%	0.49%	0.43%

Portfolio turnover rate	166%	75%	51%	75%	116%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$13.75		$11.92		$12.51	$10.01		$6.51

Income (loss) from investment operations:
Net investment income (loss)	(0.10)		(0.06)		(0.09)	(0.04)		(0.04)
Net realized and unrealized gain (loss) on investment transactions	5.99		1.89		(0.50)	2.54		3.54

Total from investment operations	5.89		1.83		(0.59)	2.50		3.50

Net asset value, end of period	$19.64		$13.75		$11.92	$12.51		$10.01

Total return [1]	42.84%		15.35%		(4.72% )	24.85%		54.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,627		$40,578		$26,996	$25,263		$21,806

Ratio of net expenses to average net assets	1.05%		1.05%		1.05%	1.05%		1.05%

Ratio of total expenses to average net assets	1.07%		1.12%		1.13%	1.23%		1.41%

Ratio of net investment income (loss) to average net assets	(0.61%	)	(0.46%	)	(0.77% )	(0.36%	)	(0.43%	)

Portfolio turnover rate	90%		95%		160%	95%		65%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.87	$11.66	$12.56	$9.90	$6.80

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.07	0.03	0.02	0.02
Net realized and unrealized gain (loss) on investment transactions	5.20	2.14	(0.93)	2.64	3.08

Total from investment operations	5.27	2.21	(0.90)	2.66	3.10

Net asset value, end of period	$19.14	$13.87	$11.66	$12.56	$9.90

Total return [1]	38.00%	18.95%	(7.17% )	26.87%	45.59%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,544	$43,575	$32,949	$26,766	$21,142

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	1.14%

Ratio of total expenses to average net assets	1.25%	1.27%	1.31%	1.36%	1.52%

Ratio of net investment income (loss) to average net assets	0.41%	0.51%	0.27%	0.22%	0.30%

Portfolio turnover rate	58%	52%	69%	81%	49%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$19.20		$18.16		$20.43	$17.15		$10.81

Income (loss) from investment operations:
Net investment income (loss)	(0.11)		(0.18)		(0.15)	(0.08)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	7.33		1.22		(2.12)	3.36		6.43

Total from investment operations	7.22		1.04		(2.27)	3.28		6.34

Net asset value, end of period	$26.42		$19.20		$18.16	$20.43		$17.15

Total return [1]	37.60%		5.73%		(11.11% )	19.13%		58.65%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,539		$77,720		$78,447	$88,184		$76,180

Ratio of total expenses to average net assets	1.07%		1.10%		1.08%	1.08%		1.11%

Ratio of net investment income (loss) to average net assets	(0.50%	)	(0.92%	)	(0.71% )	(0.45%	)	(0.67%	)

Portfolio turnover rate	143%		103%		125%	125%		163%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$18.83	$16.21	$16.07	$12.68	$9.99

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.24	0.08	0.11	0.09
Net realized and unrealized gain (loss) on investment transactions	7.23	2.38	0.06	3.28	2.60

Total from investment operations	7.33	2.62	0.14	3.39	2.69

Net asset value, end of period	$26.16	$18.83	$16.21	$16.07	$12.68

Total return [1]	38.93%	16.16%	0.87%	26.74%	26.93%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$238,772	$175,841	$159,365	$163,354	$132,952

Ratio of net expenses to average net assets	1.14%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.14%	1.15%	1.15%	1.15%	1.17%

Ratio of net investment income (loss) to average net assets	0.46%	1.36%	0.51%	0.80%	0.86%

Portfolio turnover rate	59%	50%	47%	49%	60%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.22	$10.58	$11.08	$8.78	$6.96

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.16	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investment transactions	4.56	1.48	(0.58)	2.22	1.75

Total from investment operations	4.66	1.64	(0.50)	2.30	1.82

Net asset value, end of period	$16.88	$12.22	$10.58	$11.08	$8.78

Total return [1]	38.13%	15.50%	(4.51% )	26.20%	26.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,860	$42,443	$29,202	$23,950	$21,431

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%

Ratio of total expenses to average net assets	0.71%	0.70%	0.91%	1.30%	2.01%

Ratio of net investment income (loss) to average net assets	0.71%	1.42%	0.70%	0.89%	0.94%

Portfolio turnover rate	17%	18%	18%	56%	22%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.15	$8.59	$9.83	$9.15	$7.12

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.25	0.27	0.20	0.18
Net realized and unrealized gain (loss) on investment transactions	1.86	1.31	(1.51)	0.48	1.85

Total from investment operations	2.14	1.56	(1.24)	0.68	2.03

Less distributions:
Net investment income	—	—	—	—	—	(a)

Total distributions	—	—	—	—	—

Net asset value, end of period	$12.29	$10.15	$8.59	$9.83	$9.15

Total return [1]	21.08%	18.16%	(12.61% )	7.43%	28.52%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$103,233	$89,786	$61,858	$55,800	$38,491

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%

Ratio of total expenses to average net assets	0.92%	1.00%	1.01%	1.21%	2.15%

Ratio of net investment income (loss) to average net assets	2.50%	2.73%	2.80%	2.27%	2.27%

Portfolio turnover rate	9%	2%	1%	6%	1%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.44	$17.71	$17.55	$15.80	$13.12

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.35	0.29	0.26
Net realized and unrealized gain (loss) on investment transactions	1.04	3.48	(0.19)	1.46	2.58

Total from investment operations	1.28	3.73	0.16	1.75	2.84

Less distributions:
Net investment income	—	—	—	—	(0.16)
Net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	(0.16)

Net asset value, end of period	$22.72	$21.44	$17.71	$17.55	$15.80

Total return [1]	5.97%	21.06%	0.91%	11.08%	21.74%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$378,189	$348,599	$309,920	$320,108	$270,907

Ratio of total expenses to average net assets	1.17%	1.17%	1.20%	1.24%	1.27%

Ratio of net investment income (loss) to average net assets	1.09%	1.30%	1.95%	1.77%	1.89%

Portfolio turnover rate	34%	43%	30%	34%	48%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$11.53	$9.64	$11.82	$9.92	$5.99

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investment transactions	(0.16)	1.86	(2.25)	1.88	3.90

Total from investment operations	(0.13)	1.89	(2.18)	1.90	3.93

Less distributions:
Net investment income	—	—	—	—	—	(a)

Total distributions	—	—	—	—	—

Net asset value, end of period	$11.40	$11.53	$9.64	$11.82	$9.92

Total return [1]	(1.13% )	19.61%	(18.44% )	19.15%	65.64%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$163,179	$152,858	$121,066	$141,853	$102,834

Ratio of net expenses to average net assets	1.68%	1.68%	1.68%	1.62%	1.58%

Ratio of total expenses to average net assets	1.82%	1.72%	1.91%	2.07%	2.20%

Ratio of net investment income (loss) to average net assets	0.25%	0.31%	0.63%	0.21%	0.37%

Portfolio turnover rate	48%	47%	60%	62%	70%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013	2012	2011 [2]	2010	2009
Net asset value, beginning of period	$13.41	$11.56	$10.80	$8.63	$6.82

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.12	0.12	0.19
Net realized and unrealized gain (loss) on investment transactions	0.24	1.69	0.64	2.05	1.62

Total from investment operations	0.42	1.85	0.76	2.17	1.81

Net asset value, end of period	$13.83	$13.41	$11.56	$10.80	$8.63

Total return [1]	3.13%	16.00%	7.04%	25.14%	26.54%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$114,290	$98,146	$76,346	$68,420	$50,107

Ratio of total expenses to average net assets	0.99%	1.01%	1.00%	1.01%	1.03%

Ratio of net investment income (loss) to average net assets	1.35%	1.27%	1.09%	1.26%	2.93%

Portfolio turnover rate	69%	85%	144%	180%	163%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$11.56		$10.01		$10.39	$8.96		$6.95

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.03)	(0.03)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.64		1.59		(0.35)	1.46		2.02

Total from investment operations	2.60		1.55		(0.38)	1.43		2.01

Less distributions:
Net investment income	—		—		—	—		—
Net realized gains	—		—		—	—		—	(a)

Total distributions	—		—		—	—		—

Net asset value, end of period	$14.16		$11.56		$10.01	$10.39		$8.96

Total return [1]	22.49%		15.48%		(3.66% )	15.96%		28.94%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$56,879		$41,234		$28,182	$24,256		$13,875

Ratio of net expenses to average net assets [2]	0.33%		0.33%		0.33%	0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.33%		0.35%		0.38%	0.40%		0.48%

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.33% )	(0.33%	)	(0.16%	)

Portfolio turnover rate	30%		24%		29%	28%		39%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$12.42		$10.93		$11.13	$9.72		$7.64

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.04)	(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—	—		0.01
Net realized and unrealized gain (loss) on investment transactions	2.42		1.53		(0.16)	1.44		2.09

Total from investment operations	2.38		1.49		(0.20)	1.41		2.08

Less distributions:
Net investment income	—		—		—	—		—
Net realized gains	—		—		—	—		—	(a)

Total distributions	—		—		—	—		—

Net asset value, end of period	$14.80		$12.42		$10.93	$11.13		$9.72

Total return [1]	19.16%		13.63%		(1.80% )	14.51%		27.25%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$231,185		$179,229		$134,968	$119,284		$61,800

Ratio of net expenses to average net assets [2]	0.31%		0.32%		0.32%	0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.31%		0.32%		0.32%	0.33%		0.34%

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.32%	)	(0.32% )	(0.33%	)	(0.18%	)

Portfolio turnover rate	23%		25%		30%	26%		49%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.98		$10.80		$10.73		$9.56		$7.93

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.03)		(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—		—		0.01
Net realized and unrealized gain (loss) on investment transactions	1.73		1.22		0.10		1.20		1.64

Total from investment operations	1.69		1.18		0.07		1.17		1.63

Less distributions:
Net investment income	—		—		—		—		—
Net realized gains	—		—		—		—		—	(a)

Total distributions	—		—		—		—		—

Net asset value, end of period	$13.67		$11.98		$10.80		$10.73		$9.56

Total return [1]	14.11%		10.93%		0.65%		12.24%		20.58%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$350,164		$290,951		$224,256		$199,732		$100,677

Ratio of net expenses to average net assets [2]	0.31%		0.31%		0.32%		0.32%		0.33%

Ratio of total expenses to average net assets [2]	0.31%		0.31%		0.32%		0.32%		0.33%

Ratio of net investment income (loss) to average net assets	(0.31%	)	(0.31%	)	(0.32%	)	(0.32%	)	(0.20%	)

Portfolio turnover rate	20%		20%		26%		22%		30%

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.87		$10.96		$10.67		$9.75		$8.40

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.04)		(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—		—		0.02
Net realized and unrealized gain (loss) on investment transactions	1.15		0.95		0.33		0.95		1.35

Total from investment operations	1.11		0.91		0.29		0.92		1.35

Less distributions:
Net investment income	—		—		—		—		—	(a)
Net realized gains	—		—		—		—		—

Total distributions	—		—		—		—		—

Net asset value, end of period	$12.98		$11.87		$10.96		$10.67		$9.75

Total return [1]	9.35%		8.30%		2.72%		9.32%		16.19%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,452		$96,028		$89,677		$72,839		$45,014

Ratio of net expenses to average net assets [2]	0.32%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.32%		0.33%		0.33%		0.34%		0.36%

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.22%	)

Portfolio turnover rate	28%		37%		30%		35%		46%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.74		$11.13		$10.71		$10.01		$9.05

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.04)		(0.04)		(0.03)		(0.02)
Capital gain distributions received from affiliated funds	—		—		—		—		0.02
Net realized and unrealized gain (loss) on investment transactions	0.56		0.65		0.46		0.73		0.97

Total from investment operations	0.52		0.61		0.42		0.70		0.97

Less distributions:
Net investment income	—		—		—		—		— (a)
Net realized gains	—		—		—		—		(0.01)

Total distributions	—		—		—		—		(0.01)

Net asset value, end of period	$12.26		$11.74		$11.13		$10.71		$10.01

Total return [1]	4.43%		5.48%		3.92%		6.89%		10.80%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$68,185		$70,604		$63,096		$45,528		$31,405

Ratio of net expenses to average net assets [2]	0.33%		0.33%		0.33%		0.33%		0.33%

Ratio of total expenses to average net assets [2]	0.33%		0.33%		0.34%		0.35%		0.38%

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.33%	)	(0.33%	)	(0.21% )

Portfolio turnover rate	38%		44%		39%		46%		73%

[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) — Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Penn Series FOFs are the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing evaluation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these evaluation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are carried at their gross amounts.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Board of Directors. The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Independence Capital Management, Inc. (“ICMI” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the year ended December 31, 2013, if any, are shown as notes on the Schedule of Investments of the individual fund.

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-11, “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. This standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The expanded disclosures required by this guidance are discussed further in Note 7. Adoption of this guidance did not have a material effect on the Funds’ financial position or results of operations.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2013 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2013, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

ICMI, a wholly owned subsidiary of Penn Mutual, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	Loomis, Sayles & Company, LP
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investments L.P.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

For providing investment management services to the Funds, ICMI pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate services agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of the Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of FOF’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.01% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by ICMI and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Value	1.14%
Limited Maturity Bond	0.90%	Small Cap Growth	1.15%

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

Fund	Expense Limitation	Fund	Expense Limitation
Quality Bond	0.90%	Small Cap Value	1.15%
High Yield Bond	0.90%	Small Cap Index	0.55%
Flexibly Managed	1.00%	Developed International Index	0.59%
Balanced	0.62%	International Equity	1.50%
Large Growth Stock	1.00%	Emerging Markets Equity	1.85%
Large Cap Growth	1.00%	Real Estate Securities	1.25%
Large Core Growth	1.00%	Aggressive Allocation*	0.33%
Large Cap Value	1.00%	Moderately Aggressive
Large Core Value	1.00%	Allocation*	0.33%
Index 500	0.40%	Moderate Allocation*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative
Mid Cap Value	1.00%	Allocation*	0.33%
Mid Core Value	1.25%	Conservative Allocation*	0.33%
SMID Cap Growth	1.05%

*	For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

During the period covered by this report, Penn Mutual agreed to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses did not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, and throughout the period covered by this report, Penn Mutual and ICMI agreed to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses did not exceed 1.68%. During the year ended December 31, 2013, ICMI voluntarily waived $163,358 of advisor fees in the Emerging Markets Equity Fund. Penn Mutual or ICMI may change or eliminate all or part of this voluntary waiver at any time.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by ICMI and Penn Mutual and, if recaptured, would become payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or ICMI’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or ICMI to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

As of December 31, 2013, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2014	December 31, 2015	December 31, 2016
Money Market Fund	$128,050	$122,590	$176,604
Balanced Fund	33,707	22,964	20,510

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

During the year ended December 31, 2013, previously waived administrative and corporate services fees were recaptured by Penn Mutual. The recaptured fees are shown as Recaptured administration fees on the statement of operations and are as follows:

Mid Cap Growth Fund	$6,750

As of December 31, 2013, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by ICMI through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2014	December 31, 2015	December 31, 2016
Money Market Fund	$272,183	$262,764	$247,479
SMID Cap Growth Fund	20,314	23,866	10,433
SMID Cap Value Fund	48,883	49,667	61,894
Small Cap Index Fund	97,702	54,153	85,442
Developed International Index Fund	257,004	302,369	329,477
Emerging Markets Equity Fund	115,934	33,809	61,004
Aggressive Allocation Fund	12,299	6,330	2,362
Conservative Allocation Fund	4,176	2,344	31

During the year ended December 31, 2013, previously waived advisory fees were recaptured by ICMI. The recaptured fees are shown as Recaptured advisory fees on the statement of operations and are as follows:

Small Cap Value Fund	$8,830
Moderately Conservative Allocation Fund	1,818
Conservative Allocation Fund	3,097

Total fees of $252,500 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2013. Directors who are also employees of ICMI or its affiliates and Officers of the Company, except for the Company’s Chief Compliance Officer, receive no compensation from the Company for their services.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2013 are as follows:

Money Market Fund	$4,172,838
Limited Maturity Bond Fund	48,923,472
Quality Bond Fund	41,325,307
High Yield Bond Fund	5,007,813
Flexibly Managed Fund	53,656,912
Large Growth Stock Fund	40,079,171
Index 500 Fund	19,508,109
Mid Cap Growth Fund	4,584,954
Mid Core Value Fund	3,789,987
SMID Cap Growth Fund	4,808,490
SMID Cap Value Fund	4,679,925
Small Cap Growth Fund	3,833,501
Small Cap Value Fund	9,179,698
International Equity Fund	19,217,042
Large Core Value	30,092,765
Emerging Markets Equity	3,435,161
Small Cap Index Fund	3,267,883
Developed International Index	2,947,240

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

Certain Funds effect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2013 were as follows:

Large Growth Stock Fund	$181
Large Cap Growth Fund	50
Mid Core Value Fund	94
Small Cap Value Fund	6,133
Emerging Markets Equity Fund	6,506

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2013, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$49,150,387	$77,929,357	$85,956,297	$14,648,565
Quality Bond Fund	253,757,901	178,444,847	80,063,405	47,059,479
High Yield Bond Fund	—	—	130,292,433	123,095,451
Flexibly Managed Fund	141,672,817	55,293,687	1,603,152,245	1,285,713,264
Balanced Fund	—	—	12,178,295	16,880,575
Large Growth Stock Fund	—	—	84,880,943	107,506,246
Large Cap Growth Fund	—	—	59,533,687	43,360,244
Large Core Growth Fund	—	—	124,393,677	139,950,161
Large Cap Value Fund	—	—	348,762,637	353,148,798
Large Core Value Fund	—	—	102,868,542	115,163,308
Index 500 Fund	—	—	29,956,905	27,122,774
Mid Cap Growth Fund	—	—	87,673,906	105,245,597
Mid Cap Value Fund	—	—	63,886,645	59,016,720
Mid Core Value Fund	—	—	106,397,670	107,681,812
SMID Cap Growth Fund	—	—	50,055,078	46,057,719
SMID Cap Value Fund	—	—	34,319,274	30,919,645
Small Cap Growth Fund	—	—	113,539,461	129,226,998
Small Cap Value Fund	—	—	120,076,823	125,144,248
Small Cap Index Fund	—	—	15,620,679	8,996,071
Developed International Index Fund	—	—	8,818,900	13,253,585
International Equity Fund	—	—	124,915,623	121,030,258
Emerging Markets Equity Fund	—	—	81,796,904	73,100,434
Real Estate Securities Fund	—	—	88,330,422	74,552,511
Aggressive Allocation Fund	—	—	20,375,015	14,766,173
Moderately Aggressive Allocation Fund	—	—	61,264,605	46,570,001
Moderate Allocation Fund	—	—	80,364,675	63,534,510
Moderately Conservative Allocation Fund	—	—	34,809,623	29,560,047
Conservative Allocation Fund	—	—	26,140,956	32,368,989

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2013, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2013, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(1,182,668)	$(167,105)	$1,349,773
Quality Bond Fund	(10,455,707)	(165,216)	10,620,923
High Yield Bond Fund	(11,180,602)	669,209	10,511,393
Flexibly Managed Fund	(25,493,071)	(178,555,844)	204,048,915
Balanced Fund	149,409	(2,389,021)	2,239,612
Large Growth Stock Fund	492,834	(21,791,866)	21,299,032
Large Cap Growth Fund	(167,716)	(5,026,572)	5,194,288
Large Core Growth Fund	90,003	—	(90,003)
Large Cap Value Fund	(2,234,143)	(9,123,356)	11,357,499
Large Core Value Fund	(2,238,832)	—	2,238,832
Index 500 Fund	(6,264,539)	—	6,264,539
Mid Cap Growth Fund	549,006	(15,287,152)	14,738,146
Mid Cap Value Fund	(1,768,088)	(14,415,162)	16,183,250
Mid Core Value Fund	(626,254)	(16,697,134)	17,323,388
SMID Cap Growth Fund	321,698	(6,074,212)	5,752,514
SMID Cap Value Fund	(225,900)	(5,727,125)	5,953,025

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Small Cap Growth Fund	$410,247	$(8,771,979)	$8,361,732
Small Cap Value Fund	(1,106,169)	(32,370,494)	33,476,663
Small Cap Index Fund	(402,852)	(2,754,237)	3,157,089
Developed International Index Fund	(2,700,185)	3,440	2,696,745
International Equity Fund	(2,108,675)	113,607	1,995,068
Emerging Markets Equity Fund	(580,849)	144,143	436,706
Real Estate Securities Fund	(1,503,361)	(5,630,345)	7,133,706
Aggressive Allocation Fund	162,159	(764,065)	601,906
Moderately Aggressive Allocation Fund	642,003	(3,309,298)	2,667,295
Moderate Allocation Fund	1,014,580	(6,855,634)	5,841,054
Moderately Conservative Allocation Fund	340,982	(2,777,840)	2,436,858
Conservative Allocation Fund	232,466	(1,829,472)	1,597,006

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2013 and 2012 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Money Market Fund
2013	$13,151	—	$13,151
2012	14,219	—	14,219
Limited Maturity Bond Fund
2013	1,232,810	$116,963	1,349,773
2012	1,713,752	—	1,713,752
Quality Bond Fund
2013	10,620,923	—	10,620,923
2012	11,799,258	6,431,826	18,231,084
High Yield Bond Fund
2013	10,511,393	—	10,511,393
2012	10,398,456	—	10,398,456
Flexibly Managed Fund
2013	84,915,132	119,131,671	204,046,803
2012	75,169,181	71,588,542	146,757,723
Balanced Fund
2013	1,199,143	2,389,021	3,588,164
2012	1,229,018	—	1,229,018
Large Growth Stock Fund
2013	—	21,798,396	21,798,396
2012	61,040	—	61,040
Large Cap Growth Fund
2013	1,866,076	3,328,212	5,194,288
2012	20,386	—	20,386

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Core Growth Fund
2013	—	—	—
2012	$181,137	—	$181,137
Large Cap Value Fund
2013	2,234,143	$9,123,356	11,357,499
2012	2,226,798	—	2,226,798
Large Core Value Fund
2013	2,238,832	—	2,238,832
2012	2,524,594	—	2,524,594
Index 500 Fund
2013	6,264,539	—	6,264,539
2012	5,657,305	—	5,657,305
Mid Cap Growth Fund
2013	3,914,693	10,823,453	14,738,146
2012	—	4,072,542	4,072,542
Mid Cap Value Fund
2013	3,432,768	12,750,505	16,183,273
2012	6,866,376	833,723	7,700,099
Mid Core Value Fund
2013	8,755,746	8,567,642	17,323,388
2012	426,502	1,629	428,131
SMID Cap Growth Fund
2013	2,323,609	3,428,905	5,752,514
2012	—	187,389	187,389
SMID Cap Value Fund
2013	1,352,569	4,600,456	5,953,025
2012	1,335,452	1,240,789	2,576,241
Small Cap Growth Fund
2013	6,994,112	1,367,620	8,361,732
2012	—	—	—
Small Cap Value Fund
2013	9,599,808	23,876,854	33,476,662
2012	2,296,543	6,811,820	9,108,363
Small Cap Index Fund
2013	990,558	2,166,531	3,157,089
2012	743,524	1,249,614	1,993,138
Developed International Index Fund
2013	2,696,745	—	2,696,745
2012	2,131,353	—	2,131,353
International Equity Fund
2013	1,995,068	—	1,995,068
2012	6,184,831	—	6,184,831
Emerging Markets Equity Fund
2013	436,706	—	436,706
2012	463,009	—	463,009
Real Estate Securities Fund
2013	2,872,227	4,261,478	7,133,705
2012	4,388,925	4,191,785	8,580,710

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Aggressive Allocation Fund
2013	$1,518,146	$2,173,443	$3,691,589
2012	753,119	520,308	1,273,427
Moderately Aggressive Allocation Fund
2013	6,245,534	7,996,578	14,242,112
2012	3,387,195	2,294,973	5,682,168
Moderate Allocation Fund
2013	8,991,875	11,787,364	20,779,239
2012	6,792,268	3,475,273	10,267,541
Moderately Conservative Allocation Fund
2013	2,387,676	4,025,299	6,412,975
2012	2,705,745	1,222,922	3,928,667
Conservative Allocation Fund
2013	1,507,391	1,927,247	3,434,638
2012	1,785,772	864,602	2,650,374

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2013, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	—	—	—	$1,637,923	—	$1,637,923
Large Core Growth Fund	—	—	—	4,474,445	—	4,474,445
Large Core Value Fund	—	—	—	6,328,176	—	6,328,176
Index 500 Fund	$1,058,191	$187,860	$4,110,871	2,801,580	2,767,741	10,926,243
International Equity Fund	—	—	—	9,403,354	6,672,017	16,075,371
Emerging Markets Equity Fund	—	—	—	7,807,157	—	7,807,157

At December 31, 2013, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Quality Bond Fund	$59,064	—
Developed International Index Fund	—	$1,809,793
Emerging Markets Equity Fund	268,515	—

During the year ended December 31, 2013, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$4,863,503
Balanced Fund	228,030
Large Growth Stock Fund	12,851,437
Large Cap Growth Fund	125,931
Large Core Growth Fund	17,499,598
Large Cap Value Fund	21,369,689
Large Core Value Fund	24,744,699

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

Index 500 Fund	$4,579,638
Small Cap Growth Fund	557,059
International Equity Fund	24,750,508

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2014:

	Late Year Ordinary Losses	Total Late Year Capital Losses
High Yield Bond Fund	$268,745	—
Emerging Markets Equity Fund	—	$40,329
Developed International Index Fund	38,371	13,326
International Equity Fund	1,081,252	3,580,485

Tax cost of securities:

At December 31, 2013, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2013 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$124,519,929	—	—	—
Limited Maturity Bond Fund	237,539,379	$1,292,715	$(445,577)	$847,138
Quality Bond Fund	526,154,199	12,373,708	(7,150,405)	5,223,303
High Yield Bond Fund	177,751,258	8,893,693	(1,469,740)	7,423,953
Flexibly Managed Fund	2,185,164,241	535,256,284	(17,852,798)	517,403,486
Balanced Fund	55,474,767	27,041,408	(3,878,986)	23,162,422
Large Growth Stock Fund	161,698,825	104,720,560	(681,500)	104,039,060
Large Cap Growth Fund	47,740,787	7,939,805	(312,856)	7,626,949
Large Core Growth Fund	85,880,586	42,982,998	(182,615)	42,800,383
Large Cap Value Fund	187,078,172	35,076,997	(1,698,572)	33,378,425
Large Core Value Fund	135,792,899	53,129,755	(1,289,365)	51,840,390
Index 500 Fund	264,536,123	156,647,917	(20,127,587)	136,520,330
Mid Cap Growth Fund	91,951,165	29,498,615	(387,857)	29,110,758
Mid Cap Value Fund	136,491,404	37,602,706	(984,329)	36,618,377
Mid Core Value Fund	66,512,368	7,461,366	(1,360,808)	6,100,558
SMID Cap Growth Fund	47,770,417	17,348,645	(256,437)	17,092,208
SMID Cap Value Fund	48,158,633	17,072,591	(559,703)	16,512,888
Small Cap Growth Fund	71,844,043	19,299,148	(775,516)	18,523,632
Small Cap Value Fund	178,586,104	63,937,845	(2,500,414)	61,437,431
Small Cap Index Fund	45,271,968	22,675,005	(2,345,838)	20,329,167
Developed International Index Fund	77,766,325	27,778,648	(3,014,872)	24,763,776
International Equity Fund	294,259,908	89,491,954	(11,640,271)	77,851,683
Emerging Markets Equity Fund	135,626,260	34,098,391	(9,232,450)	24,865,941
Real Estate Securities Fund	109,411,173	6,419,630	(4,367,235)	2,052,395
Aggressive Allocation Fund	38,454,694	18,807,898	(420,245)	18,387,653
Moderately Aggressive Allocation Fund	160,058,800	73,638,296	(2,149,728)	71,488,568
Moderate Allocation Fund	261,240,263	92,381,706	(1,696,271)	90,685,435
Moderately Conservative Allocation Fund	87,678,332	24,421,613	(786,356)	23,635,257
Conservative Allocation Fund	57,704,287	10,886,812	(457,264)	10,429,548

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2013. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2013 were as follows:

Fund	Type		Expiration Date	Number of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/15/2014	38	50	$1,841	$8,179
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/15/2014	5	100	$1,161	23,580
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/15/2014	26	50	$1,918	99,611

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index Funds as of December 31, 2013 are classified as Level 1.

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and High Yield Bond Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2013 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2012	43,402	$7,123,163
Options written	67,844	12,796,365
Options repurchased	(39,962)	(6,586,334)
Options expired	(11,940)	(1,586,746)
Options exercised	(30,086)	(4,513,206)

Options outstanding at December 31, 2013	29,258	$7,233,242

The total market value of written options held in the Flexibly Managed Fund as of December 31, 2013 can be found in the summary of inputs on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond, Mid Core Value and Emerging Markets Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2013 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Euro	Bank of America	03/12/2014	$47,000	0.72692	$64,671	$64,657	$(14)
Sell	Euro	Goldman Sachs	03/12/2014	(188,000)	0.72692	(257,455)	(258,626)	(1,171)
Sell	Euro	Deustche Bank	03/12/2014	(10,664,124)	0.72692	(14,676,415)	(14,670,330)	6,085
Sell	Pounds Sterling	Royal Bank of Canada	01/10/2014	(1,190,732)	0.60392	(1,915,007)	(1,971,668)	(56,661)
Sell	Pounds Sterling	Deustche Bank	01/10/2014	(210,000)	0.60392	(335,859)	(347,727)	(11,868)
Sell	Pounds Sterling	Bank of New York Mellon	01/10/2014	(51,923)	0.60392	(83,942)	(85,976)	(2,034)
Sell	Pounds Sterling	State Street	01/10/2014	(105,621)	0.60392	(170,668)	(174,891)	(4,223)
Sell	Pounds Sterling	Chase Manhattan Bank	01/10/2014	(113,875)	0.60392	(186,327)	(188,559)	(2,232)
Sell	Swiss Francs	Chase Manhattan Bank	02/12/2014	(864,911)	0.89178	(938,560)	(969,873)	(31,313)

	Total							$(103,431)

Open forward foreign currency contracts held by the Mid Core Value Fund at December 31, 2013 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	JPMorgan Chase	01/31/2014	$(1,995,023)	1.06308	$(1,862,532)	$(1,876,645)	$(14,113)
Sell	Canadian Dollar	JPMorgan Chase	01/31/2014	(54,814)	1.06308	(51,200)	(51,562)	(362)
Sell	Euro	USB Securities	01/31/2014	(10,483)	0.72692	(14,351)	(14,421)	(70)
Sell	Euro	USB Securities	01/31/2014	(369,193)	0.72692	(504,271)	(507,890)	(3,619)
Buy	Swiss Francs	Credit Suisse First Boston	01/31/2014	64,585	0.89186	72,271	72,416	145
Buy	Swiss Francs	Credit Suisse First Boston	01/31/2014	19,053	0.89186	21,285	21,363	78
Sell	Swiss Francs	Credit Suisse First Boston	01/31/2014	(83,638)	0.89186	(93,312)	(93,779)	(467)

	Total							$(18,408)

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at December 31, 2013 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Japanese Yen	State Street	01/16/2014	$(80,156,423)	105.08548	$(778,051)	$(761,207)	$16,844

	Total							$16,844

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of December 31, 2013 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2013:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

**	includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2013:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign currency contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$6,085	—	$109,516
Flexibly Managed Fund	—	—	$14,741,868	—
Index 500 Fund	$8,179	—	—	—
Small Cap Index Fund	23,580	—	—	—
Developed International Index Fund	99,611	—	—	—
Mid Core Value Fund	—	223	—	18,631
Emerging Markets Equity Fund	—	16,844	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs Over The Counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2013:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by fund	Loss Exposure, After Collateral (not less than $0)
High Yield Bond Fund
Chase Manhattan Bank	Fx Letter	—	$(33,545)	$(33,545)	—	—
Royal Bank of Canada	Fx Letter	—	(56,661)	(56,661)	—	—
Deutsche Bank	Fx Letter	$6,085	(11,868)	(5,783)	—	—
Bank of New York Mellon	Fx Letter	—	(2,034)	(2,034)	—	—
State Street	Fx Letter	—	(4,223)	(4,223)	—	—
Goldman Sachs	Fx Letter	—	(1,171)	(1,171)	—	—
Goldman Sachs	Fx Letter	—	(14)	(14)	—	—

Total		6,085	(109,516)	(103,431)	—	—
Flexibly Managed Fund
Merrill Lynch Capital Markets	ISDA	—	(8,353,918)	(8,353,918)	—	—
Citigroup Global Markets	ISDA	—	(1,471,473)	(1,471,473)	—	—
JPMorgan Chase	ISDA	—	(1,997,534)	(1,997,534)	—	—
Morgan Stanley & Co.	ISDA	—	(575,170)	(575,170)	—	—
Exchange Traded		—	(2,343,773)	(2,343,773)	—	—

Total		—	(14,741,868)	(14,741,868)	—	—
Index 500 Fund
Exchange Traded		12,160	—	12,160	384,997	—
Mid Core Value Fund
UBS Securities	ISDA	—	(3,689)	(3,689)	—	—
JPMorgan Chase	ISDA	—	(14,475)	(14,475)	—	—
Credit Suisse First Boston	ISDA	223	(467)	(244)	—	—

Total		223	(18,631)	(18,408)	—	—
Small Cap Index Fund
Exchange Traded		2,400	—	2,400	44,998	—
Developed International Index Fund
Exchange Traded		49,332	—	49,332	131,820	—
Emerging Markets Equity Fund
State Street	Fx Letter	16,844	—	16,844	—	16,844

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2013:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts
High Yield Bond Fund	$203,570	$(878,324)
Flexibly Managed Fund*	1,661,726	—
Index 500 Fund	2,032,773	—
Small Cap Index Fund	413,036	—
Developed International Index Fund	305,533	—
Mid Core Value Fund	—	51,288
Emerging Markets Equity Fund	—	119,643

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts
High Yield Bond Fund	—	$72,310
Flexibly Managed Fund	$(7,499,889)	—
Index 500 Fund	15,134	—
Small Cap Index Fund	(17,667)	—
Developed International Index Fund	54,290	—
Mid Core Value	—	(18,408)
Emerging Markets Equity Fund	—	5,256

*	includes purchased options

The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2013. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(13,131,567)	—	$93,077	—
Flexibly Managed Fund	—	—	1,113	$(6,041,299)
Index 500 Fund	—	$6,690,065	—	—
Mid Core Value Fund	—	1,014,837	—	—
Small Cap Index Fund	—	1,818,728	—	—
Developed International Index Fund	(1,789,480)	—	—	—
Emerging Markets Equity Fund	(756,814)	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2013

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — PENDING LEGAL MATTERS

Penn Series has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-cv-02652 (WHP) (S.D.N.Y.), as a result of the Penn Series Index 500 Fund’s ownership of shares in the Tribune Company (“Tribune”) in 2007. The plaintiff in this action is seeking recoveries on behalf of certain Tribune creditors based on its assertions that the leveraged buy-out rendered Tribune insolvent, that there was no consideration for the redemptions, and therefore the redemptions are voidable as an intentional fraudulent transfer. The lawsuit does not allege any wrongdoing on the part of Penn Series or the Index 500 Fund. The value of the proceeds received by the Index 500 Fund was just in excess of $50,000. At this stage in the proceedings, Penn Series is not able to assess with any reasonable certainty the probable outcomes of the pending lawsuit or the effect, if any, on the Index 500 Fund’s net asset value.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc. comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (collectively, the Funds), as of December 31, 2013, including the schedules of investments, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Penn Series Funds, Inc., comprised of the Funds as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 21, 2014

Penn Series Funds, Inc.

December 31, 2013

Tax Information (unaudited)

Each Fund reports the following amounts distributed during the year ended December 31, 2013 as capital gain dividends:

Fund	Long-Term Capital Gain
Limited Maturity Bond Fund	$116,963
Flexibly Managed Fund	119,131,671
Balanced Fund	2,389,021
Large Growth Stock Fund	21,798,396
Large Cap Growth Fund	3,328,212
Large Cap Value Fund	9,123,356
Mid Cap Growth Fund	10,823,453
Mid Cap Value Fund	12,750,505
Mid Core Value Fund	8,567,642
SMID Cap Growth Fund	3,428,905
SMID Cap Value Fund	4,600,456
Small Cap Growth Fund	1,367,620
Small Cap Value Fund	23,876,854
Small Cap Index Fund	2,166,531
Real Estate Securities Fund	4,261,478
Aggressive Allocation Fund	2,173,443
Moderately Aggressive Allocation Fund	7,996,578
Moderate Allocation Fund	11,787,364
Moderately Conservative Allocation Fund	4,025,299
Conservative Allocation Fund	1,927,247

Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2013 as being eligible for the dividends received deduction available to corporate shareholders:

Fund
High Yield Bond Fund	13.31%
Flexibly Managed Fund	22.21%
Balanced Fund	61.67%
Large Cap Growth Fund	23.27%
Large Cap Value Fund	100.00%
Large Core Value Fund	100.00%
Index 500 Fund	100.00%
Mid Cap Growth Fund	12.73%
Mid Cap Value Fund	65.12%
Mid Core Value Fund	11.71%
SMID Cap Growth Fund	9.37%
SMID Cap Value Fund	41.94%
Small Cap Growth Fund	6.41%
Small Cap Value Fund	18.89%
Small Cap Index Fund	37.69%
International Equity Fund	37.46%
Emerging Markets Equity Fund	8.48%
Aggressive Allocation Fund	22.45%
Moderately Aggressive Allocation Fund	19.26%
Moderate Allocation Fund	16.70%
Moderately Conservative Allocation Fund	15.96%
Conservative Allocation Fund	10.68%

Penn Series Funds, Inc.

December 31, 2013

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on November 21, 2013. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2013 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Special Meeting of Shareholders

On December 13, 2013, Penn Series sent proxy materials to the shareholders of record of Penn Series, Penn Mutual and Penn Insurance and Annuity Company, as well as the policy holders and contract owners of the shareholders, as of the close of business on November 29, 2013. The proxy materials provided notice of a Special Meeting of Shareholders to be held at the office of Penn Mutual on Thursday, February 13, 2014. Shareholders were asked to (1) elect a Board of Directors, (2) approve an amendment to the investment advisory agreement between Penn Series and ICMI that modifies certain Funds’ advisory fee rates by introducing new and revising existing asset level (“breakpoint”) fee rates, and (3) approve the reclassification of a fundamental policy of the Quality Bond Fund as a non-fundamental policy. In addition, the policy holders and contract owners were asked to provide the shareholders with voting instructions with respect to these same proposals. The voting results for each of these proposals will be provided in the Penn Series Semi-Annual Report to Shareholders for the period ended June 30, 2014.

Penn Series Funds, Inc.

December 31, 2013

Board Approval of Amended Investment Advisory Agreement

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Current Agreement”). Pursuant to the Current Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company. At a meeting held on November 13, 2013 (the “Board Meeting”), the Board, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company (collectively, the “Independent Directors”), considered and unanimously approved, subject to shareholder approval, an amendment to the Current Agreement (the “Amended Agreement” or the “Proposal”) that provides for a modified advisory fee rate schedule for the Money Market Fund, Quality Bond Fund, and Large Growth Stock Fund that includes additional breakpoints, and the introduction of a new advisory fee rate schedule for each of the Limited Maturity Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, International Equity Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, with the Money Market Fund, Quality Bond Fund, and Large Growth Stock Fund, the “Funds”).

In considering whether to approve the Amended Agreement, the Board considered and discussed a substantial amount of information and analysis provided by ICMI. ICMI explained the specific reasons for its recommendation. ICMI also explained that the Proposal would require the approval of each Fund’s shareholders, which would necessitate the preparation and delivery of a proxy statement, a proxy solicitation and a special shareholders’ meeting. ICMI informed the Board of its intent to bear its proportionate shares of the expenses associated with these activities. The Board also considered detailed information regarding fees and expenses of other comparable funds. The Board had the opportunity to request additional information in connection with its considerations and to discuss this information with ICMI personnel, including representatives from the legal, compliance and finance departments, and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the Proposal. The Board also was advised of its legal responsibilities and obligations by Fund counsel.

During the Board Meeting, the Board, including the Independent Directors, relied, in part, on information presented by ICMI and its affiliates in support of the May 2013 annual renewal of the Current Agreement in its consideration of the approval of the Amended Agreement. In connection with its evaluation of the Current Agreement and Amended Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the support of the Funds. In this regard, the Directors evaluated, among other things, ICMI’s personnel, experience, track record and compliance program. The Directors found the level of ICMI’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI to the Funds and the resources of ICMI and its affiliates dedicated to the Funds supported the approval of the Amended Agreement.

Fund Performance. The Board considered each Fund’s performance in determining whether to approve the Amended Agreement. Specifically, the Directors considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Directors considered the composition of each peer group and selection criteria. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for the Funds. The Directors found Fund performance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported the approval of the Amended Agreement.

Fund Expenses. With respect to the Funds’ expenses, the Directors considered that the effect of the proposed modifications to the Funds’ advisory fee rate schedules would be to increase the amount of the advisory fees payable by the Funds to ICMI for the advisory services it provides to the Funds. The Directors were provided with and carefully considered the Funds’ current net operating expense ratios and projected net operating expenses assuming the approval of the Amended Agreement, both in comparison to those of other Comparable Funds. The Directors also considered information about

Penn Series Funds, Inc.

December 31, 2013

average expense ratios of Comparable Funds. The Directors further considered the fact that the comparative advisory fee analysis showed that the proposed advisory fee rate payable by each Fund based on the Fund’s current net assets would be less than or equal to the average fee rates paid to managers that provide similar services to Comparable Funds. Following evaluation, the Board concluded that, within the context of its full deliberations, the proposed advisory fee schedules of the Funds are reasonable and supported the approval of the Amended Agreement.

Profitability. With regard to profitability, the Directors were presented with information about the Proposal’s effect, if approved, on ICMI’s profitability in connection with its management of the Funds. The Directors considered all compensation flowing to ICMI and its affiliates, directly and indirectly. The Directors also considered whether these varied levels of compensation and profitability under the Amended Agreement and other service agreements were reasonable and justified in light of the quality of all services to be rendered to the Funds by ICMI and its affiliates. The Directors found that expected profitability under the Amended Agreement was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the expected profitability of ICMI is reasonable and supported approval of the Amended Agreement.

Economies of Scale. The Directors considered that the purpose, in part, of the Amended Agreement would be to implement advisory fee rate breakpoints for Funds that currently are subject to a single set advisory fee rate and to revise the advisory fee rate schedules for those Funds that are currently subject to breakpoints to add additional breakpoints. The Directors were provided with and considered information about the hypothetical future asset growth of each Fund in light of the proposed advisory fee rate breakpoints. The Directors concluded that the proposed modifications to the Funds’ advisory fee rate schedules would promote the sharing of any economies of scale realized by the Funds as Fund assets grow. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds currently obtain reasonable benefits from economies of scale and that the Amended Agreement would facilitate the Funds’ ability to benefit from further economies of scale realized in the future.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Amended Agreement. The Board concluded, in the exercise of its reasonable judgment that the proposed advisory fee rate schedules are fair and reasonable in relation to the services provided to each Fund and that approval of the Amended Agreement would be in the best interests of each Fund and its shareholders. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Director may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Penn Series Fund Management (Unaudited)

As of December 31, 2013

Name and Age	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Eugene Bay (76)*	Director; No set term; Served since 1993.	Retired, (2010 – Present); President, Colgate Rochester Crozer Divinity School (2006 – 2010).	29	None.

Joanne B. Mack (67)*	Director; No set term; Served since 2013.	Vice President – Financial Services, Trianz (2012 – 2013); Management Consultant, self-employed (2009 – 2012; 2013 – present).	29	None.

Archie C. MacKinlay (58)*	Director; No set term; Served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (July 1984 – Present)	29	None.

Rebecca C. Matthias (60)*	Director; No set term; Served since 2010.	Retired. President, Destination Maternity Corporation (clothing) (1982 – 2010).	29	Director, CSS Industries.

INTERESTED DIRECTORS
Eileen C. McDonnell (51)*	Director and Chairman of the Board; No set term; Served since 2010.	Chief Executive Officer (2011 – Present), President (2010 – Present), Chairman of the Board (2013), Executive Vice President and Chief Marketing Officer (2008 – 2010), The Penn Mutual Life Insurance Company; Director, Independence Capital Management, Inc. (2010 – Present); President and Director (2010 – Present), Chairman of the Board (2011 – Present), The Penn Insurance & Annuity Company.	29	Director, UHS of Delaware, Inc.

David B. Pudlin (64)*	Director; No set term; Served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller, (law firm) (1994 – Present)	29	None.

* The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Penn Series Fund Management (Unaudited)

As of December 31, 2013

Name and Age	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

OFFICERS
Peter M. Sherman (61)*	President; One year; Served since 2000.	Executive Vice President and Chief Investment Officer (1996 – Present), The Penn Mutual Life Insurance Company.

Keith Huckerby (42)*	Vice President; One year; Served since 2011.	Vice President (2007 – Present), Independence Capital Management, Inc.; Assistant Vice President (2009 – Present), The Penn Mutual Life Insurance Company.

Timothy Demetres (58)*	Vice President; One year; served since 2012.	Vice President and Chief Accounting Officer (2010 – present), The Penn Mutual Life Insurance Company.

Robert DellaCroce (50)*	Treasurer; One year; Served since 2009.	Assistant Vice President (2009 – Present), The Penn Mutual Life Insurance Company; Unit Leader (1994 – 2009), SEI Investment Operations.

John Heiple (40)*	Assistant Treasurer; One year; Served since 2004.	Manager, Variable Accounting (2003 – Present), The Penn Mutual Life Insurance Company.

James G. Murray (60)*	Tax Director; One year; Served since 2012.	Tax Director (1998 – Present), The Penn Mutual Life Insurance Company.

Patricia M. Chiarlanza (48)*	Assistant Treasurer; One year; Served since 2001.	Assistant Treasurer (2001 – Present), The Penn Mutual Life Insurance Company.

Franklin L. Best, Jr. (68)*	Secretary; One year; Served since 2012.	Vice President, General Counsel, Insurance Operations, and Corporate Secretary (2011 – Present), Managing Corporate Counsel and Secretary (2004 – 2011), The Penn Mutual Life Insurance Company.

Rodney L. Ruehle (45) Beacon Hill Fund Services, Inc. 4041 N. High Street Suite 402 Columbus, Ohio 43214	Chief Compliance Officer; One year; Served since 2012.	Director, Beacon Hill Fund Services, Inc. (2008 – Present).

Robyn Label (53)*	Anti-Money Laundering Officer; One year; Served since 2013.	Vice President, The Penn Mutual Life Insurance Company (2009 – Present)

*	The address of each Officer, except Rodney Ruehle, is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.

Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

PennMutual.

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2014 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6349 02/14

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments to this code of ethics were approved during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2013	2012
Audit Fees	$437,000	$425,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for assurance and related services performed by the principal account reasonably related to the performance of the audit of the registrant’s financial statements and not reported under the caption “Audit Fees.” Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)

(1) The registrant’s audit committee has developed an Audit and Non-Audit Services Pre-Approval Policy. A copy of this policy is filed as an exhibit to this Form N-CSR.

(2) There were no services approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The registrant had no aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) (2)	Code of Ethics Certifications pursuant to Rule 30a-2(a) under the Investment Company Act

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act

(c)		Audit and Non-Audit Services Pre-Approval Policy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	March 6, 2014

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce
Treasurer
Date:	March 6, 2014